UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06161

Allianz Funds

(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York	10019
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna

1633 Broadway,

New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: June 30, 2014

Date of reporting period: June 30, 2014

ITEM 1. REPORT TO SHAREHOLDERS

Allianz Funds

SHARE CLASSES A, B, C, D, R, P, INSTITUTIONAL, ADMINISTRATIVE, R6

Annual Report

June 30, 2014

AllianzGI Emerging Markets Opportunities Fund

AllianzGI Focused Growth Fund

AllianzGI Global Natural Resources Fund (formerly AllianzGI Global Commodity Equity Fund)

AllianzGI Global Small-Cap Fund

AllianzGI Income & Growth Fund

AllianzGI International Managed Volatility Fund

AllianzGI Mid-Cap Fund

AllianzGI NFJ All-Cap Value Fund

AllianzGI NFJ Dividend Value Fund

AllianzGI NFJ International Value Fund

AllianzGI NFJ Large-Cap Value Fund

AllianzGI NFJ Mid-Cap Value Fund

AllianzGI NFJ Small-Cap Value Fund

AllianzGI Opportunity Fund

AllianzGI Small-Cap Blend Fund

AllianzGI Technology Fund

AllianzGI U.S. Managed Volatility Fund

AllianzGI Wellness Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus or summary prospectus. Please read the prospectus carefully before you invest or send money.

Receive this report electronically and eliminate paper mailings.

To enroll, go to http://us.allianzgi.com/edelivery.

2–3	Letter from the President
4–41	Fund Summaries
42-43	Important Information
44–45	Benchmark Descriptions
46–74	Schedules of Investments
76–83	Statements of Assets and Liabilities
84–87	Statements of Operations
88–95	Statements of Changes in Net Assets
96–147	Financial Highlights
148–185	Notes to Financial Statements
186	Report of Independent Registered Public Accounting Firm
187–188	Federal Income Tax Information/Changes to Board of Trustees
189	Privacy Policy
190–192	Board of Trustees and Officers

A Word About Risk: A fund may be subject to various risks as described in its prospectus. Some of those risks may include, but are not limited to, the following: derivatives risk, smaller company risk, non-US investment risk, focused investment risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit and counterparty risk, management risk and the risk that a fund is unable to close out a position when it is most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. The principal values of the Funds are not guaranteed at any time. Please refer to the applicable Fund’s current prospectus for complete details.

Letter from the President

Julian Sluyters

President & CEO

Dear Shareholder:

After three years of generally moderate growth, the US economy contracted during the first quarter of 2014. In contrast, growth in many other developed countries continued, albeit at a modest pace. Despite mixed global economic data, demand for equities, both in the US and overseas, was generally strong, leading to overall strong performance.

The Twelve-Month Fiscal Period in Review

For the 12-month period ended June 30, 2014, US stocks rose 24.61%, as measured by the Standard & Poor’s 500 Index. Two measures of stock performance in developed international and global markets rose, with the MSCI EAFE (Europe, Australasia and Far East) Index gaining 23.57% and the MSCI World Index returning 24.05% in dollar-denominated terms. Elsewhere, the MSCI Emerging Markets Index gained 14.31% in dollar-denominated terms.

After several years of positive growth, severe winter weather in parts of the US constrained the economy in early 2014. Looking back, gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity, expanded at a 4.5% pace during the third quarter of 2013, the highest since the fourth quarter of 2011. GDP growth in the US then moderated to a 3.5% annual pace during the fourth quarter. According to the US Commerce Department, GDP then contracted at an annual pace of 2.1% during the first quarter of 2014. However, this appeared to be a temporary set back, as the US Commerce Department’s initial estimate shared that GDP expanded at a 4.0% annual pace during the second quarter of 2014.

The Federal Reserve (the “Fed”) maintained an accommodative monetary stance during the reporting period. Announcements and actions related to the reduction of the Fed’s monthly asset purchase program contributed to bond-yield volatility over the January to June period. The markets have also been scrutinizing Fed statements related to when interest rates would begin to rise. In June, the Fed repeated that it would not raise rates in the near future, saying that it “likely will be appropriate to maintain the current target range for the federal funds rate for a considerable time after the purchase programs ends, especially if projected inflation continues to run below the Committee’s 2 percent longer-run goal, and provided that longer-term inflation expectations remain well anchored.”

While inflation remains significantly lower than the European Central Bank (“ECB”) would like, growth in the euro zone continued. After six consecutive quarters of negative growth, the euro zone finally emerged from its recession during the second quarter of 2013. The region’s

2	June 30, 2014 |	Annual Report

economy has now modestly expanded for four straight quarters. Supporting the region’s economy have been aggressive actions by the ECB. In June 2014, the ECB reduced its benchmark rate from 0.25% to 0.15%, a new record low.

Prime Minister of Japan Shinzo Abe and the Bank of Japan also took a number of actions to bolster the Japanese economy and end its lengthy deflationary cycle. The country’s economy has now grown five consecutive quarters, with second quarter 2014 GDP growth being among the strongest when compared to other developed countries. However, this was partially driven by sharply higher consumer spending ahead of Japan’s April 1, 2014 sales tax increase. As such, there are questions whether the pace of its expansion is sustainable.

Outlook

Global growth dynamics remain little changed. We continue to forecast moderate global economic growth for the world economy in the region of 3.25% in 2014 as a whole, albeit now with heightened risks to the downside in the second half of the year. A brief world tour reveals the state of play in the major economies: the US leads the way, strengthening again as it emerges from a weaker weather-impacted first quarter; while Japan tackles the second-quarter shock to the economy from the sales tax increase with a reflationary economic policy. Finally, in Europe, the UK recovery is strengthening and drawing away from the euro zone, which remains on a more moderate growth path in 2014.

Additional Information

For many of our shareholders, especially those who are nearing or in retirement, income-generation is a top priority. But with continued low yields on investment-grade core bonds and the growing threat of interest-rate hikes, an overallocation to low-yielding, rate-sensitive securities may threaten today’s scarce income streams and put long-term goals in jeopardy.

If you’d like more information about this issue, talk to your financial advisor and consider reading our educational white paper, Strategies to Generate a Diversified Income Stream in a Low-Yield Environment. Visit http://us.allianzgi.com/whitepaper to download a copy.

On behalf of Allianz Global Investors Fund Management and our Sub-Advisers, we thank you for investing with us. We encourage you to consult with your financial advisor and to visit our website, us.allianzgi.com, for additional information.

We remain dedicated to serving your investment needs.

Sincerely,

Julian Sluyters

President & CEO

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Receive this report electronically and eliminate paper mailings.

To enroll, go to http://us.allianzgi.com/edelivery.

Annual Report	| June 30, 2014	3

Unaudited

AllianzGI Emerging Markets Opportunities Fund

For the period of July 1, 2013 through June 30, 2014, as provided by Lu Yu, Portfolio Manager.

Portfolio Insights

For the reporting period ended June 30, 2014, Class A shares at Net Asset Value (“NAV”) of the AllianzGI Emerging Markets Opportunities Fund (the “Fund”) returned 14.12% in line with the MSCI Emerging Markets Index (the “benchmark index”) which returned 14.31%.

Market Environment

Emerging market equities witnessed a turnaround in sentiment between the beginning and end of the reporting period. Initially, emerging market stocks faced headwinds with concerns over the impact of a US Federal Reserve tapering in asset purchases. This led to underperformance of higher current account deficit countries and overall currency weakness for emerging market countries. Demand for emerging markets equities notably improved in the latter half of the reporting period as investors focused on improving economic figures and potential for governmental changes which were suggested to propel growth higher.

China was at the forefront of discussions as investors weighed whether economic growth would decelerate below projections, citing lower production figures. In the early part of 2014, Russia captured headlines as political uncertainty intensified with troops militarizing the southern region of the Ukraine, which caused increased levels of uncertainty. The result was higher volatility for Russian stocks, which occurred until the end of the reporting period when tensions had appeared to subside. Market sentiment noticeably shifted in mid-March as investors were lured in by attractive valuation and the prospects of higher growth. A newly elected Prime Minister in India offered a roadmap to create new jobs and lift manufacturing, helping spur resurgence in demand for local shares. Speculation of a potential change in government leadership in upcoming Brazilian elections, alongside excitement over the World Cup, also resulted in a turnaround in Brazilian equities.

Sector performance for the benchmark index was broad-based, with each of the 10 benchmark index sectors posting positive results during the annual reporting period. Information Technology was by far the best performing sector, followed next in line by Consumer Discretionary and Utilities stocks. Meanwhile Financials and Telecommunication Services offered positive single-digit returns, while Consumer Staples managed only a modest gain for the reporting period. From a country perspective, India and Poland were among the top performers for the benchmark index, with South Korea, South Africa and Taiwan also demonstrating strong returns. Meanwhile, smaller benchmark weights, including United Arab Emirates and Qatar, were down as political tensions in the Middle East escalated.

Relative Performance Driven By Stock Selection And Sector Allocation

The Fund’s performance relative to the benchmark index was the result of stock selection alongside positive sector allocations. Specifically, a relative overweight allocation to

Information Technology stocks contributed to performance as the sector was the top benchmark performer. An underweight allocation to Consumer Staples added to results as did meaningful stock selection in the Materials sector. Conversely, the Fund’s more conservative stockpicking in Industrials and Consumer Discretionary sectors offset returns. From a country standpoint, India was a top performer due to overweight positioning coupled with significant stock selection during the reporting period. Stockpicking in Brazil and Turkey also added to results during the annual reporting period. Meanwhile, selections in China lagged the benchmark. Positions in South Korea detracted from results as did a relative underweight allocation to South Africa.

The largest individual active contributor to performance was Catcher Technology, a Taiwanese hardware casing manufacturer which rallied due to higher demand from smartphone and tablet makers. Shares of Indian tire manufacturer Apollo Tyres Limited were higher due to better operational performance and healthy operating margins. Meanwhile, Chinese internet search engine Tencent offset relative results due to an underweight allocation as the stock commands a large weight in the benchmark and advanced meaningfully. Shares of Taiwanese footwear manufacturer Chen Corporation declined due to rising labor costs which negatively impacted operating margins.

Average Annual Total Return for the period ended June 30, 2014

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Emerging Markets Opportunities Fund Class A	14.12%	10.13%	12.17%	12.11%
AllianzGI Emerging Markets Opportunities Fund Class A (adjusted)	7.84%	8.89%	11.54%	11.48%
AllianzGI Emerging Markets Opportunities Fund Class C	13.26%	9.31%	11.32%	11.26%
AllianzGI Emerging Markets Opportunities Fund Class C (adjusted)	12.26%	9.31%	11.32%	11.26%
AllianzGI Emerging Markets Opportunities Fund Class D	14.12%	10.12%	12.17%	12.11%
AllianzGI Emerging Markets Opportunities Fund Class P	14.38%	10.41%	12.47%	12.42%
AllianzGI Emerging Markets Opportunities Fund Institutional Class	14.51%	10.57%	12.61%	12.55%
MSCI Emerging Markets Index	14.31%	9.24%	11.94%	11.83%
Lipper Emerging Markets Funds Average	14.13%	9.16%	11.15%	11.06%

† The Fund began operations on 5/27/04. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 5/31/04.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 42 and 43 for more information. The Fund’s expense ratios are 1.67% for Class A shares, 2.42% for Class C shares, 1.67% for Class D shares, 1.42% for Class P shares and 1.32% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2013, as supplemented to date.

4	June 30, 2014 |	Annual Report

Unaudited

AllianzGI Emerging Markets Opportunities Fund (cont’d)

Cumulative Returns Through June 30, 2014

The Fund began operations on 5/27/04. Benchmark comparisons began on the fund inception date.

Country Allocation (as of June 30, 2014)

Taiwan	16.2%
Korea (Republic of)	15.0%
China	14.7%
India	11.0%
Brazil	9.1%
Russian Federation	9.0%
United States	2.7%
South Africa	2.6%
Other	17.9%
Cash & Equivalents — Net	1.8%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (1/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/14)	$1,059.20	$1,055.50	$1,059.00	$1,060.50	$1,061.10
Expenses Paid During Period	$8.53	$12.33	$8.53	$7.25	$6.75

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (1/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/14)	$1,016.51	$1,012.79	$1,016.51	$1,017.75	$1,018.25
Expenses Paid During Period	$8.35	$12.08	$8.35	$7.10	$6.61

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.67% for Class A, 2.42% for Class C, 1.67% for Class D, 1.42% for Class P, and 1.32% for Institutional Class), multiplied by the average account value over the period, multiplied by 181/365.

Annual Report	| June 30, 2014	5

Unaudited

AllianzGI Focused Growth Fund

For the period of July 1, 2013 through June 30, 2014, as provided by Scott Migliori, CFA , Senior Portfolio Manager.

Portfolio Insights

For the reporting period ended June 30, 2014, Class A shares at NAV of the AllianzGI Focused Growth Fund (the “Fund”) returned 30.97% outperforming the Russell 1000 Growth Index (the “benchmark index”) which returned 26.92%.

US large cap stocks rose sharply during the period, boosted by broad-based economic improvements and continued monetary support from the US Federal Reserve (the “Fed”).

In the first half of the period, there was intense speculation around the timing of the US Federal Reserve’s decision to reduce the pace of its quantitative easing (QE) program, uncertain economic conditions, and a US government shutdown, yet equities continued to rise.

Federal Reserve policymakers eventually decided to reduce the pace of QE in December, and the pace of monthly bond purchases has been reduced by $10 billion since the original decision was made. The Fed’s repeated confirmation that short-term interest rates will likely remain unusually low for “a considerable time after” the asset purchase program ends has boosted confidence in the US recovery. At the current pace of tapering, the program will likely conclude in the fall of 2014.

Economic data has slowly become more positive as we progress through 2014. While first quarter economic performance was poor, more recent data suggest positive momentum. One area of improvement is the labor market, where employers hired nearly half a million workers over April and May. A sharp upturn in April job openings could translate into a further pick-up in payroll growth and, potentially, wages this summer. The unemployment rate—currently at 6.3%—will likely see additional downward pressure. Following a prolonged period of weakness, reports on the US housing market looked stronger in the second quarter. New home sales and pending home sales rose in May, largely due to lower mortgage rates. The average rate on a 30-year fixed mortgage fell from 4.53% at the start of 2014 to 4.14% at the end of June, according to Freddie Mac.

Despite the slow GDP growth, corporate earnings have been strong in the first half of 2014 and are projected to accelerate further during the second half of the year as economic growth is expected to increase. If the second half of the year plays out as expected, higher GDP growth and accelerated corporate earnings should have a positive impact on the Fund’s performance.

Stock selection within the Technology, Consumer Discretionary, and Financials sectors drove the Fund’s relative outperformance. Conversely, stock selection in the Industrials, Consumer Staples, and Energy sectors detracted from relative returns during the period.

From a sector allocation perspective, overweight positions in the Energy and Health Care sectors, along with underweight positions in the Telecommunication Services and Consumer Staples sectors contributed to relative returns. However, an overweight position in the Consumer Discretionary sector and an underweight position in the Materials sector detracted from the Fund’s relative returns during the period.

Outlook

We maintain a positive market outlook. With modest global growth prospects, low inflation expectations, and unemployment slowly moving towards target levels, we expect expansionary monetary policy to continue for the foreseeable future. As a result, we expect interest rates to remain relatively stable and company fundamentals to continue to drive stock performance.

The Fund continues to focus on stock selection, investing in high quality large cap companies with superior growth prospects that are attractively valued.

Risks to the equity market include sooner than expected monetary tightening, potential devaluation in Emerging Markets, deceleration in Europe’s recovery, and slower than expected growth in China.

Average Annual Total Return for the period ended June 30, 2014

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Focused Growth Fund Class A	30.97%	18.11%	9.32%	11.20%
AllianzGI Focused Growth Fund Class A (adjusted)	23.77%	16.78%	8.70%	10.99%
AllianzGI Focused Growth Fund Class B	30.00%	17.22%	8.75%	11.01%
AllianzGI Focused Growth Fund Class B (adjusted)	25.00%	17.01%	8.75%	11.01%
AllianzGI Focused Growth Fund Class C	29.99%	17.22%	8.50%	10.37%
AllianzGI Focused Growth Fund Class C (adjusted)	28.99%	17.22%	8.50%	10.37%
AllianzGI Focused Growth Fund Class D	30.95%	18.10%	9.32%	11.19%
AllianzGI Focused Growth Fund Class R	30.62%	17.81%	9.04%	10.85%
AllianzGI Focused Growth Fund Class P	31.26%	18.41%	9.62%	11.51%
AllianzGI Focused Growth Fund Institutional Class	31.39%	18.52%	9.73%	11.62%
AllianzGI Focused Growth Fund Administrative Class	31.07%	18.23%	9.46%	11.34%
Russell 1000 Growth Index	26.92%	19.24%	8.20%	10.76%
Lipper Large-Cap Growth Funds Average	26.59%	17.41%	7.51%	9.79%

† The Fund began operations on 2/24/84. Benchmark and Lipper performance comparisons began on 2/29/84.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 42 and 43 for more information. The Fund’s expense ratios are 1.11% for Class A shares, 1.86% for Class B shares, 1.86% for Class C shares, 1.11% for Class D shares, 1.36% for Class R shares, 0.86% for Class P shares, 0.76% for Institutional Class shares and 1.01% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2013, as supplemented to date.

6	June 30, 2014 |	Annual Report

Unaudited

AllianzGI Focused Growth Fund (cont’d)

Cumulative Returns Through June 30, 2014

The Fund began operations on 2/24/84. Benchmark performance comparisons began on 2/29/84.

Industry/Sectors (as of June 30, 2014)

Biotechnology	10.9%
Internet Software & Services	9.1%
Pharmaceuticals	7.9%
Internet & Catalog Retail	6.4%
Oil, Gas & Consumable Fuels	6.3%
Software	6.0%
Aerospace & Defense	5.6%
Media	4.0%
Other	42.8%
Cash & Equivalents — Net	1.0%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/14)	$1,050.10	$1,046.10	$1,046.10	$1,050.20	$1,048.60	$1,051.50	$1,051.70	$1,050.70
Expenses Paid During Period	$5.64	$9.44	$9.44	$5.64	$6.91	$4.37	$3.87	$5.14

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/14)	$1,019.29	$1,015.57	$1,015.57	$1,019.29	$1,018.05	$1,020.53	$1,021.03	$1,019.79
Expenses Paid During Period	$5.56	$9.30	$9.30	$5.56	$6.80	$4.31	$3.81	$5.06

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.11% for Class A, 1.86% for Class B, 1.86% for Class C, 1.11% for Class D, 1.36% for Class R, 0.86% for Class P, 0.76% for Institutional Class and 1.01% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365.

Annual Report	| June 30, 2014	7

Unaudited

AllianzGI Global Natural Resources Fund

(formerly AllianzGI Global Commodity Equity Fund)

For the period of July 1, 2013 through June 30, 2014, as provided by Paul Strand, Portfolio Manager.

Portfolio Insights

For the reporting period ended June 30, 2014, Class A shares at NAV of the AllianzGI Global Natural Resources Fund (the “Fund”) returned 28.36% outperforming the Custom Commodity Equity Benchmark (the “benchmark index”) which returned 22.99%.

Global markets were boosted during the year by the accommodative monetary policy of the Federal Reserve, consistent with low short-term interest rates and quantitative easing. The Federal Reserve has initiated “tapering” and plans to eliminate fixed income purchases by October. Nonetheless, bond investors have shrugged off the tapering and now in July the ten-year Treasury hovers around 2.5%, confounding some market participants that have anticipated a bond market sell off without the support of quantitative easing.

Overall the Fund’s outperformance of the customized benchmark was driven by stock selection and to a lesser extent, sector allocation effects. Stock selection was driven by the Materials, Energy and alternative energy positions and positive allocation effects resulted primarily from the overweight in Energy.

Our individual positions in both the Energy and Materials sectors made the strongest contribution to performance during the period. Some of the industries that were important positive contributors included oil and gas exploration, alternative energy such as solar and wind power and specialty and commodity chemicals. The largest exposure in the Energy sector overweight was the North American oil and gas exploration companies. The overweight reflects the North American shale theme, where advances in horizontal drilling techniques have led to a surge in oil and gas-related activity in the United States. We believe America is becoming less dependent on foreign oil and gas, so much so that energy independence could be within reach in future decades to come.

The primary detractors to performance included stock selection within the Capital Goods and Consumer-related sectors. Some Japanese capital goods companies hurt performance including a transportation equipment and heavy machinery maker and also a factory automation company. The consumer-related exposure included two Brazilian companies, a food manufacturer and an ethanol/sugar refiner and maker.

The Fund combines top down analysis of commodities and regional economies with rigorous bottom up analysis of natural resource-

related companies to shape investment themes. Every holding is supported by an investment theme. One investment theme added in the first half of 2014 included the US refiners, which benefit from low cost supplies of oil and gas from the North American shale producers. An additional theme added was midstream pipeline companies where the growing volume of shale oil and gas production requires increased infrastructure.

Outlook

We expect generally range bound commodity prices and modest global economic growth for the foreseeable future. Against this economic backdrop we believe that the Fund can deliver solid performance. We continue to favor our diversified approach to investing in natural resource-related companies, and maintain our expectation that performance of the equities in these industries will outperform the underlying commodities over the long-term. We believe that fundamentals and valuations in the global natural resource space remain compelling. Risks to the Fund include a relapse in the global economy, disruption to world bond markets and a sustained drop in commodity prices.

Average Annual Total Return for the period ended June 30, 2014

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Global Natural Resources Fund Class A	28.36%	11.76%	11.03%	11.03%
AllianzGI Global Natural Resources Fund Class A (adjusted)	21.30%	10.50%	10.40%	10.40%
AllianzGI Global Natural Resources Fund Class C	27.38%	10.92%	10.21%	10.21%
AllianzGI Global Natural Resources Fund Class C (adjusted)	26.38%	10.92%	10.21%	10.21%
AllianzGI Global Natural Resources Fund Class D	28.37%	11.77%	11.03%	11.03%
AllianzGI Global Natural Resources Fund Class P	28.73%	12.04%	11.33%	11.33%
AllianzGI Global Natural Resources Fund Institutional Class	28.86%	12.17%	11.44%	11.44%
MSCI World Index	24.05%	14.99%	7.25%	7.25%
Custom Commodity Equity Benchmark	22.99%	12.10%	11.61%	11.61%
World Energy and Materials Composite	28.46%	11.56%	9.98%	9.98%
Lipper Global Natural Resources Funds Average	29.49%	9.10%	10.98%	10.98%

† The Fund began operations on 6/30/04. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 6/30/04.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 42 and 43 for more information. The Fund’s expense ratios are 1.42% for Class A shares, 2.17% for Class C shares, 1.42% for Class D shares, 1.17% for Class P shares and 1.07% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2013, as supplemented to date.

8	June 30, 2014 |	Annual Report

Unaudited

AllianzGI Global Natural Resources Fund (cont’d)

(formerly AllianzGI Global Commodity Equity Fund)

Cumulative Returns Through June 30, 2014

The Fund began operations on 6/30/04. Benchmark comparisons began on the fund inception date.

Country Allocation (as of June 30, 2014)

United States	65.8%
United Kingdom	4.4%
Canada	4.2%
France	3.4%
Germany	2.8%
Japan	2.8%
Australia	2.2%
Singapore	2.0%
Other	11.8%
Cash & Equivalents — Net	0.6%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (1/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/14)	$1,102.80	$1,099.10	$1,103.30	$1,104.80	$1,105.30
Expenses Paid During Period	$7.35	$11.24	$7.35	$6.05	$5.53

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (1/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/14)	$1,017.80	$1,014.08	$1,017.80	$1,019.04	$1,019.54
Expenses Paid During Period	$7.05	$10.79	$7.05	$5.81	$5.31

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.41% for Class A, 2.16% for Class C, 1.41% for Class D, 1.16% for Class P and 1.06% for Institutional Class), multiplied by the average account value over the period, multiplied by 181/365.

Annual Report	| June 30, 2014	9

Unaudited

AllianzGI Global Small-Cap Fund

For the period of July 1, 2013 through June 30, 2014, as provided by Andrew Neville, Portfolio Manager.

Portfolio Insights

For the reporting period ended June 30, 2014, Class A shares at NAV of the AllianzGI Global Small-Cap Fund (the “Fund”) returned 25.02%, underperforming the MSCI World Small-Cap Index (the “benchmark index”) which returned 27.37%.

Over the period, the Fund benefitted from the exposure to Denmark, Greece, Singapore and Sweden. Positioning towards South Korea, Indonesia and Canada detracted. Within the Fund, areas of strength included stock selection within the United States as well as within Consumer Discretionary and Health Care while stock selection in Japan as well as within Industrials and Information Technology hurt the Fund’s relative performance.

The Fund’s performance was hurt by the position in home appliance and electronics retailer Conn’s which was hit as earnings fell short of consensus due to higher than expected credit delinquencies. The position in Global Eagle, a provider of inflight entertainment content and connectivity solutions for commercial flights globally, also became a detractor as increased competition pushed the share price down. On the other hand, the Fund benefitted from the position in Sunedison, which supplies silicon wafers and is involved in solar plants. The share price outperformed backed by the transition away from its traditional semiconductor business toward its faster growing solar business. The position in Synaptics, a pure-play supplier of capacitive touch sensors/controllers into the PC, notebook, smartphone and tablet markets, also contributed positively as the company achieved continued market share gains within the handset space.

Global smaller companies continued their positive performance run and achieved a very strong absolute return over the course of the reporting period. European small caps showed the strongest returns driven by the ongoing recovery in the region. Consumer confidence continued to rise, and the Purchasing Managers’ Indices (PMIs) recently reached new highs. This confirmed that the euro area has embarked on a moderate growth path, both the individual countries and the EU as a whole has made progress in dealing with the debt crisis. At the beginning of the year, markets experienced a temporary setback, mainly on the unfavorable news received from emerging markets. Emerging markets assets lost across the board as leading indicators from China came in weaker, monetary policy failed to stabilize the currencies of several emerging markets, and Egypt, Thailand and the Ukraine suffered from political unrest. Later into the quarter, concerns about the impact of the Crimean crisis on the world economy and disappointing growth data from China dampened investor sentiment. However, markets were supported by the fact that US monetary policy looked set to remain loose for a long time to come. Not only the US Federal Reserve stressed that monetary stimulus would be appropriate for some time to come, the European Central Bank implemented a large package of monetary easing measures and underlined that its monetary policy would remain very generous for some time to come.

Outlook

We continue to view the expansionary monetary policy of the major central banks and the improving growth environment as supportive for equity markets. Overall, we believe corporate profit developments look set to get more attention. Further price gains will depend on profit growth, so individual stocks are more likely to rise than the market as a whole. In this environment, we expect active management and sound stock picking will play a more important role for the investment performance. Small caps should disproportionately benefit from a continuation of the central banks’ expansionary monetary policy and from a global economic recovery even though their valuations have already risen.

We continue to see opportunities in global smaller companies and believe our fundamental, bottom-up stock picking process will enable the Global Small-Cap Fund to outperform over the market cycle.

Average Annual Total Return for the period ended June 30, 2014

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Global Small-Cap Fund Class A	25.02%	22.27%	9.11%	11.32%
AllianzGI Global Small-Cap Fund Class A (adjusted)	18.14%	20.89%	8.50%	10.96%
AllianzGI Global Small-Cap Fund Class B	24.11%	21.34%	8.47%	10.96%
AllianzGI Global Small-Cap Fund Class B (adjusted)	19.11%	21.16%	8.47%	10.96%
AllianzGI Global Small-Cap Fund Class C	24.09%	21.35%	8.30%	10.51%
AllianzGI Global Small-Cap Fund Class C (adjusted)	23.09%	21.35%	8.30%	10.51%
AllianzGI Global Small-Cap Fund Class D	25.05%	22.27%	9.12%	11.42%
AllianzGI Global Small-Cap Fund Class P	25.33%	22.58%	9.44%	11.65%
AllianzGI Global Small-Cap Fund Institutional Class	25.47%	22.70%	9.54%	11.75%
MSCI World Small-Cap Index	27.37%	18.97%	9.44%	8.57%
Lipper Global Small-/Mid-Cap Funds Average	23.85%	16.28%	8.75%	9.31%

† The Fund began operations on 12/31/96. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 12/31/96.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 42 and 43 for more information. The Fund’s expense ratios are 1.61% for Class A shares, 2.36% for Class B shares, 2.36% for Class C shares, 1.61% for Class D shares, 1.36% for Class P shares and 1.26% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2013, as supplemented to date.

10	June 30, 2014 |	Annual Report

Unaudited

AllianzGI Global Small-Cap Fund (cont’d)

Cumulative Returns Through June 30, 2014

The Fund began operations on 12/31/96. Benchmark comparisons began on the fund inception date.

Country Allocation (as of June 30, 2014)

United States	57.4%
Japan	9.8%
United Kingdom	5.8%
Germany	3.5%
France	2.6%
Sweden	2.3%
Spain	1.9%
Hong Kong	1.5%
Other	12.6%
Cash & Equivalents — Net	2.6%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class P	Institutional Class
Beginning Account Value (1/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/14)	$1,022.80	$1,019.20	$1,018.90	$1,023.00	$1,024.30	$1,024.90
Expenses Paid During Period	$8.07	$11.82	$11.81	$8.08	$6.83	$6.33

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class P	Institutional Class
Beginning Account Value (1/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/14)	$1,016.81	$1,013.09	$1,013.09	$1,016.81	$1,018.05	$1,018.55
Expenses Paid During Period	$8.05	$11.78	$11.78	$8.05	$6.80	$6.31

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.61% for Class A, 2.36% for Class B, 2.36% for Class C, 1.61% for Class D, 1.36% for Class P and 1.26% for Institutional Class), multiplied by the average account value over the period, multiplied by 181/365.

Annual Report	| June 30, 2014	11

Unaudited

AllianzGI Income & Growth Fund

For the period of July 1, 2013 through June 30, 2014, as provided by Doug Forsyth, Portfolio Manager.

Portfolio Insights

For the reporting period ended June 30, 2014, Class A shares at NAV of the AllianzGI Income & Growth Fund (the “Fund”) returned 17.03%. For comparison purposes, the Russell 1000 Growth Index increased 26.92% and the overall US bond market, as measured by the Barclays US Aggregate Index, rose 4.37%. The convertible universe rose 24.41%, as measured by the BofA Merrill Lynch All US Convertibles Index; and high yield bonds, as measured by the BofA Merrill Lynch US High Yield Master II Index, rose 11.84%. Lastly, the S&P 500 Index returned 24.61%.

Market Environment

In the reporting period, investors gravitated towards equities fueling stock market gains. The S&P 500 Index reached new all-time highs throughout the period. Convertible bonds benefited from higher equity prices and credit spread tightening. A strengthening credit-market and declining Treasury yields helped high-yield bonds.

In the first half of the reporting period, several structural and fundamental drivers of investor sentiment moved away from speculation and moved toward certainty. Risk assets, including the US equity and convertible markets, responded positively to these stabilizing factors, which restored confidence in the US and global economy. Among the macro factors that contributed to performance: the Fed announced tapering, the House and Senate passed a budget, the media associated with the government shutdown proved to be overblown, US economic statistics continued to surprise on the upside, and in the euro zone, the majority of economies and financial conditions stabilized.

In the latter half of the reporting period, with credit risk continuing to be minimal, the external factors that had the greatest identifiable influence on the market’s psychology and direction included economic data points and corporate profits, Treasury rates, geopolitical uncertainty from Russia, and the Fed outlook.

The first external factors that influenced the markets were economic statistics and corporate profits. Most looked past the final GDP number for the first quarter and viewed the data as an anomaly. This is due to an upward trajectory for the majority of second quarter statistics. Additionally, the majority of corporate earnings continued to meet or exceed expectations.

Convertible and high-yield markets were influenced by a decline in Treasury yields. Typically convertible and high-yield bonds have a low or even negative correlation with Treasury bonds on a historical basis. This combination of higher correlation and the unexpected nature of the interest-rate move had a meaningfully positive influence on the bond-like or busted segment of the convertible market and on BB rated high-yield bonds.

In terms of geopolitical uncertainty the focus shifted from Russia and Ukraine, to Iraq. The added day-to-day volatility did not help the equity market or high-yield bonds directly, but the concerns added to a flight-to-quality bid for the Treasury market.

Finally, global central banks remained generally accommodative and Federal Reserve Chairwoman Janet Yellen maintained a dovish stance. This position has aided not only the renewed interest in buying Treasury bonds, but also reduced market volatility. Credit markets responded positively to these observations.

Levels of implied volatility, as measured by the Chicago Board Options Exchange Volatility Index (“VIX”), fluctuated between 10 and 22 and reached multi-year lows by the end of the period. The most elevated readings occurred in early October corresponding with the government closure and debt ceiling fears, and in early February coinciding with equity market weakness. After beginning the period at 16.86, the VIX closed at 11.57.

Portfolio Specifics

The Fund rallied with the market during the reporting period. Strength was evident in a variety of holdings and industries. Exposure to convertible bonds provided upside participation during the equity advance and helped to cushion the Fund from downside volatility when stocks declined. Additionally, the Fund benefited from its exposure to high yield bonds, providing high income as well as stability during bouts of equity market weakness.

In the reporting period the Fund earned all of its monthly distributions.

In the equity sleeve, stock picking was strongest in Materials, Consumer Staples and Financials followed by company specific outperformance in other sectors. Conversely, security selection in Energy, Consumer Discretionary and Industrials hampered performance.

In the convertibles sleeve, the Fund benefited from stronger issuer-specific returns in Utilities in addition to an underweight in both the Materials and Consumer Staples sectors. In contrast, weaker relative returns in Health Care, Technology and Consumer Discretionary hindered relative performance.

In the high yield sleeve, industry allocations that helped relative performance were Publishing/Printing, Diversified Media and Healthcare. On the other hand, weaker relative returns in Super Retail and Energy, and an underweight in Banking pressured relative performance.

Individual stock implied volatilities trended lower in-line with the overall VIX trend line. Healthy option premia was retained during the reporting period, only to be offset by positions that were actively purchased-to-close as the equity positions moved beyond the initial strike price. These near term losses were more than offset by the capital growth from the underlying equity moving higher.

12	June 30, 2014 |	Annual Report

Unaudited

AllianzGI Income & Growth Fund (cont’d)

Average Annual Total Return for the period ended June 30, 2014

	1 Year	5 Year	Since Inception†
AllianzGI Income & Growth Fund Class A	17.03%	14.48%	7.74%
AllianzGI Income & Growth Fund Class A (adjusted)	10.60%	13.19%	6.91%
AllianzGI Income & Growth Fund Class C	16.14%	13.60%	6.92%
AllianzGI Income & Growth Fund Class C (adjusted)	15.14%	13.60%	6.92%
AllianzGI Income & Growth Fund Class D	17.05%	14.47%	7.74%
AllianzGI Income & Growth Fund Class R	16.71%	14.19%	7.48%
AllianzGI Income & Growth Fund Class P	17.26%	14.76%	8.02%
AllianzGI Income & Growth Fund Institutional Class	17.38%	14.87%	8.13%
Barclays US Aggregate Index	4.37%	4.85%	5.02%
S&P 500 Index	24.61%	18.83%	6.91%
Lipper Flexible Portfolio Funds Average	12.23%	11.25%	5.21%

† The Fund began operations on 2/28/07. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 2/28/07.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 42 and 43 for more information. The Fund’s expense ratios are 1.31% for Class A shares, 2.06% for Class C shares, 1.31% for Class D shares, 1.56% for Class R shares, 1.06% for Class P shares and 0.96% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2013, as supplemented to date.

Cumulative Returns Through June 30, 2014

The Fund began operations on 2/28/07. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of June 30, 2014 )

Oil & Gas & Consumable Fuels	7.2%
Software	5.4%
Semiconductors	5.2%
Media	4.7%
Telecommunications	4.4%
Biotechnology	3.8%
Pharmaceuticals	3.2%
Commercial Services	2.9%
Other	60.2%
Cash & Equivalents — Net (including Options Written)	3.0%

Moody’s Ratings* (as of June 30, 2014)

*	As a percentage of Bonds. Bond ratings refer to the underlying holdings of the Fund and categorized from highest to lowest credit quality using ratings provided by Moody’s. Moody’s ratings have been selected for several reasons, including the access to information and materials provided by Moody’s, as well as the Fund’s consideration of industry practice. See “Important Information” for more detail on the selection of Moody’s for the Fund’s ratings presentation. Bonds not rated by Moody’s are designated in the chart above as “NR”.

Annual Report	| June 30, 2014	13

Unaudited

AllianzGI Income & Growth Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class
Beginning Account Value (1/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/14)	$1,051.40	$1,047.20	$1,051.20	$1,049.40	$1,052.60	$1,053.20
Expenses Paid During Period	$6.76	$10.56	$6.76	$8.03	$5.50	$4.99

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class
Beginning Account Value (1/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/14)	$1,018.20	$1,014.48	$1,018.20	$1,016.96	$1,019.44	$1,019.93
Expenses Paid During Period	$6.66	$10.39	$6.66	$7.90	$5.41	$4.91

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.33% for Class A, 2.08% for Class C, 1.33% for Class D, 1.58% for Class R, 1.08 % for Class P and 0.98% for Institutional Class), multiplied by the average account value over the period, multiplied by 181/365.

14	June 30, 2014 |	Annual Report

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Annual Report	| June 30, 2014	15

Unaudited

AllianzGI International Managed Volatility Fund

For the period of July 1, 2013 through June 30, 2014, as provided by Steven Tael, Portfolio Manager.

Portfolio Insights

For the reporting period ended June 30, 2014, Class A shares at NAV of the AllianzGI International Managed Volatility Fund (the “Fund”) returned 17.77%, underperforming the MSCI EAFE Index (the “benchmark index”), which returned 23.57%.

Market Environment

During the reporting period, non-US equities were the beneficiaries of improving investor sentiment as growth in Asia and Europe increased. Declining volatility levels and expectations of low interest rates for the foreseeable future helped drive equity prices higher.

Non-US equity markets started off the annual reporting period with a rally in the fall as investors focused on a rebound in economic activity. Markets capped the calendar year with the mid-December US Federal Reserve announcement of a moderate tapering of its quantitative easing program, lowering monthly bond purchases from $85bn down to eventually $35bn at the end of the reporting period. This decision was telegraphed as a vote of confidence for the economy, in light of an improving job picture and positive economic outlook, which also boded well for non-US equities. European stocks were among the winners thanks to improved consumer spending and gains in export-related stocks. Meanwhile, Asian stocks produced positive results but generally trailed the benchmark index due in part to falling currency values, most notably in Japan. Equity markets broadly advanced, with the benchmark index posting positive results in nine of the 12 monthly periods. Higher risk stocks were increasingly rewarded during the reporting period in an environment where the benchmark index reached all-time highs.

Sector performance for the benchmark index was decidedly positive, with each of the 10 benchmark index sectors posting positive results. Energy and Telecommunication Services were among the best performers, while Information Technology and Consumer Staples posted strong absolute results, but modestly trailed the benchmark index’s average performance. Country results were also positive across the board, which was an additional testament to the strength of the market rally. Spain, Italy and Denmark were the best performers during the annual reporting period, while Singapore and Hong Kong trailed on a relative basis, but still posted double-digit returns each.

While investors have observed a significant market rally, the expectation is that volatility and market risk are increasingly important given the potential for a turnaround in the economic environment, and we anticipate continued risk on/risk off periods for the foreseeable future. Like previous periods, we anticipate that macro events could have a significant influence on the market and hence overall Fund performance.

Performance Driven By Stock Selection

During the reporting period, the Fund posted positive double-digit returns, but trailed the benchmark index on a relative basis. The goal of the Fund is to build a portfolio of stocks which have complementary risk characteristics, resulting in lower expected risk than the benchmark index. The Fund’s lower risk focus resulted in underperformance relative to the benchmark index as a result of the significant market rally, whereby higher risk stocks were among the outperformers. While the Fund trailed the benchmark index on a return basis, our goal of lower risk and a higher Sharpe ratio relative to the benchmark index was achieved.

Consistent with stated objectives, the Fund was overweight less volatile stocks, with performance relative to the benchmark index due to more conservative stock selection in Consumer Staples, Industrials and Utilities. Conversely, positive stock selection in Consumer Discretionary stocks added to results as did an overweight allocation to Energy stocks given the consistent increase in commodity prices globally. From a country standpoint, Hong Kong was the primary relative underperformer due to stock selection and currency weakness, with a relative overweight allocation to Singapore also offsetting results. Conversely, selections in the United Kingdom, Switzerland and Japan contributed to results.

Average Annual Total Return for the period ended June 30, 2014

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI International Managed Volatility Fund Class A	17.77%	9.48%	5.43%	5.60%
AllianzGI International Managed Volatility Fund Class A (adjusted)	11.30%	8.25%	4.84%	5.15%
AllianzGI International Managed Volatility Fund Class C	16.87%	8.66%	4.64%	4.81%
AllianzGI International Managed Volatility Fund Class C (adjusted)	15.87%	8.66%	4.64%	4.81%
AllianzGI International Managed Volatility Fund Class D	17.78%	9.43%	5.40%	5.58%
AllianzGI International Managed Volatility Fund Class R	17.55%	9.22%	5.16%	5.25%
AllianzGI International Managed Volatility Fund Class P	18.05%	9.77%	5.72%	5.81%
AllianzGI International Managed Volatility Fund Institutional Class	18.19%	9.87%	5.82%	5.91%
MSCI EAFE Index	23.57%	11.77%	6.93%	5.44%
MSCI EAFE Minimum Volatility Index	18.81%	12.18%	9.10%	—%
Lipper International Multi-Cap Core Funds Average	21.02%	11.71%	6.66%	5.30%

† The Fund began operations on 5/7/01. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 4/30/01.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 42 and 43 for more information. The Fund’s gross expense ratios are 1.16% for Class A shares, 1.91% for Class C shares, 1.16% for Class D shares, 1.41% for Class R shares, 0.91% for Class P shares and 0.81% for Institutional Class shares. These ratios do not include an expense reduction, contractually agreed through at least October 31, 2014. The Fund’s expense ratios net of this reduction are 0.96% for Class A shares, 1.71% for Class C shares, 0.96% for Class D shares, 1.21% for Class R shares, 0.71% for Class P shares and 0.61% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2013, as supplemented to date.

16	June 30, 2014 |	Annual Report

Unaudited

AllianzGI International Managed Volatility Fund (cont’d)

Cumulative Returns Through June 30, 2014

The Fund began operations on 5/7/01. Benchmark comparisons began on the fund inception date.

Country Allocation (as of June 30, 2014 )

United Kingdom	18.2%
Hong Kong	14.1%
Japan	13.5%
Singapore	10.9%
Germany	7.8%
Switzerland	6.8%
France	6.6%
Australia	6.2%
Other	14.8%
Cash & Equivalents — Net	1.1%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class
Beginning Account Value (1/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/14)	$1,083.30	$1,079.30	$1,082.80	$1,082.20	$1,084.20	$1,085.30
Expenses Paid During Period	$4.96	$8.82	$4.96	$6.25	$3.67	$3.15

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class
Beginning Account Value (1/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/14)	$1,020.03	$1,016.31	$1,020.03	$1,018.79	$1,021.27	$1,021.77
Expenses Paid During Period	$4.81	$8.55	$4.81	$6.06	$3.56	$3.06

For each class of the Fund, expenses (net of fee waiver) are equal to the annualized expense ratio for the class (0.96% for Class A, 1.71% for Class C, 0.96% for Class D, 1.21% for Class R, 0.71% for Class P and 0.61% for Institutional Class), multiplied by the average account value over the period, multiplied by 181/365.

Annual Report	| June 30, 2014	17

Unaudited

AllianzGI Mid-Cap Fund

For the period of July 1, 2013 through June 30, 2014, as provided by Steven Klopukh, CFA, Portfolio Manager.

Portfolio Insights

For the reporting period ended June 30, 2014, Class A shares at NAV of the AllianzGI Mid-Cap Fund (the “Fund”) returned 22.50% underperforming the Russell Midcap Growth Index (the “benchmark index”) which returned 26.04%.

The Fund seeks long-term capital appreciation by employing a strict growth style discipline. The Fund invests primarily in domestic companies that are in the earlier stages of their growth trajectories, with an emphasis on above-average revenue growth and sustained earnings growth.

US stocks rose sharply during the period, boosted by broad-based economic improvements and continued monetary support from the US Federal Reserve.

In the first half of the period, there was intense speculation around the timing of the US Federal Reserve’s decision to reduce the pace of its quantitative easing (QE) program, uncertain economic conditions, and a US government shutdown, yet equities continued to rise.

Federal Reserve policymakers eventually decided to reduce the pace of QE in December, and the pace of monthly bond purchases has been reduced by $10 billion since the original decision was made. The Fed’s repeated confirmation that short-term interest rates will likely remain unusually low for “a considerable time after” the asset purchase program ends has boosted confidence in the US recovery. At the current pace of tapering, the program will likely conclude in the fall of 2014.

Economic data has slowly become more positive as we progress through 2014. While first quarter economic performance was poor, more recent data suggest positive momentum. Employers hired nearly half a million workers over April and May. The unemployment rate—currently at 6.3%—will likely see additional downward pressure. Following a prolonged period of weakness, reports on the US housing market looked stronger in the second quarter. New home sales and pending home sales rose in May, largely due to lower mortgage rates. The average rate on a 30-year fixed mortgage fell from 4.53% at the start of 2014 to 4.14% at the end of June, according to Freddie Mac.

Despite the slow GDP growth, corporate earnings have been strong in the first half of 2014 and are projected to accelerate further during the second half of the year as economic growth is expected to increase. If the second half of the year plays out as expected, higher GDP growth and accelerated corporate earnings should have a positive impact on the Fund’s performance.

Stock selection within the Technology, Financials, and Materials sectors contributed to the Fund’s relative performance. Conversely, stock selection in the Health Care, Industrials, and Consumer Staples sectors detracted from relative returns during the period.

From a sector allocation perspective, an overweight position in the Health Care sector, along with an underweight position in the Consumer Staples sector contributed to relative returns. However, overweight positions in the Financials and Consumer Discretionary sectors and underweight positions in the Energy and Utilities sectors detracted from the Fund’s relative returns during the period.

Outlook

We maintain a positive market outlook. With modest global growth prospects, low inflation expectations, and unemployment slowly moving towards target levels, we expect expansionary monetary policy to continue for the foreseeable future. As a result, we expect interest rates to remain relatively stable and company fundamentals to continue to drive stock performance.

As always, we continue to focus on stock selection, investing in what we believe to be high quality mid cap companies with superior growth prospects that are attractively valued. Our portfolio emphasizes free cash flow yield and responsible capital allocation.

Risks to the equity market include sooner than expected monetary tightening, potential devaluation in Emerging Markets, deceleration in Europe’s recovery, and slower than expected growth in China.

Average Annual Total Return for the period ended June 30, 2014

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Mid-Cap Fund Class A	22.50%	17.80%	8.29%	13.22%
AllianzGI Mid-Cap Fund Class A (adjusted)	15.76%	16.48%	7.68%	13.04%
AllianzGI Mid-Cap Fund Class B	21.50%	16.84%	7.63%	13.04%
AllianzGI Mid-Cap Fund Class B (adjusted)	16.50%	16.63%	7.63%	13.04%
AllianzGI Mid-Cap Fund Class C	21.58%	16.91%	7.44%	12.45%
AllianzGI Mid-Cap Fund Class C (adjusted)	20.58%	16.91%	7.44%	12.45%
AllianzGI Mid-Cap Fund Class D	22.77%	17.81%	8.30%	13.46%
AllianzGI Mid-Cap Fund Class R	22.19%	17.52%	8.03%	13.04%
AllianzGI Mid-Cap Fund Class P	22.90%	18.04%	8.60%	13.69%
AllianzGI Mid-Cap Fund Institutional Class	22.83%	18.16%	8.70%	13.80%
AllianzGI Mid-Cap Fund Administrative Class	22.29%	17.87%	8.38%	13.50%
Russell Midcap Index	26.85%	22.07%	10.43%	13.63%
Russell Midcap Growth Index	26.04%	21.16%	9.83%	12.59%
Lipper Mid-Cap Growth Funds Average	26.15%	18.40%	8.23%	10.95%

† The Fund began operations on 11/6/79. Benchmark and Lipper performance comparisons began on 10/31/79.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 42 and 43 for more information. The Fund’s expense ratios are 1.13% for Class A shares, 1.88% for Class B shares, 1.88% for Class C shares, 1.13% for Class D shares, 1.38% for Class R shares, 0.88% for Class P shares, 0.78% for Institutional Class shares and 1.03% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2013, as supplemented to date.

18	June 30, 2014 |	Annual Report

Unaudited

AllianzGI Mid-Cap Fund (cont’d)

Cumulative Returns Through June 30, 2014

The Fund began operations on 11/6/79. Benchmark performance comparisons began on 10/31/79.

Industry/Sectors (as of June 30, 2014)

Semiconductors & Semiconductor Equipment	6.2%
Chemicals	5.9%
Pharmaceuticals	5.3%
Hotels, Restaurants & Leisure	5.1%
Machinery	4.9%
Textiles, Apparel & Luxury Goods	4.9%
Household Durables	4.4%
Health Care Equipment & Supplies	3.7%
Other	58.9%
Cash & Equivalents — Net	0.7%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/14)	$1,042.60	$1,037.90	$1,038.00	$1,041.80	$1,039.90	$1,041.80	$1,044.20	$1,041.00
Expenses Paid During Period	$5.72	$9.50	$9.50	$5.72	$6.98	$4.46	$3.95	$5.21

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/14)	$1,019.19	$1,015.47	$1,015.47	$1,019.19	$1,017.95	$1,020.43	$1,020.93	$1,019.69
Expenses Paid During Period	$5.66	$9.39	$9.39	$5.66	$6.90	$4.41	$3.91	$5.16

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.13% for Class A, 1.88 % for Class B, 1.88% for Class C, 1.13% for Class D, 1.38% for Class R, 0.88% for Class P, 0.78% for Institutional Class and 1.03% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365.

Annual Report	| June 30, 2014	19

Unaudited

AllianzGI NFJ All-Cap Value Fund

For the period of July 1, 2013 through June 30, 2014, as written by Krysta Hill, Product Specialist Associate and reviewed by Jeff Reed, CFA, Portfolio Manager.

Portfolio Insights

For the reporting period ended June 30, 2014, Class A shares at NAV of the AllianzGI NFJ All-Cap Value Fund (the “Fund”) returned 24.07% outperforming the Russell 3000 Value Index (the “benchmark index”) which returned 23.71%.

The reporting period was strong for equity markets as investors came to terms with the announcement and execution of the US Federal Reserve’s tapering to quantitative easing. Many interpreted the move as an endorsement of the US economy and this sentiment, coupled with the central bank’s continued commitment to low interest rates, may have helped bolster US equities to the record highs seen toward the end of 2013. The 2014 calendar year got off to a rocky start, with the S&P 500 Index posting its first monthly loss since August 2013 while Treasury prices rose. That turbulence was largely short-lived as the S&P 500 Index ended all remaining months in the first half of the year in positive territory. By the end of the second quarter of 2014, the S&P 500 Index recorded its sixth consecutive quarterly gain. On June 30, 2014, the CBOE VIX Index, a measure of near term expectations for volatility in the stock market, closed at 11.6, the fourth-lowest level recorded on a quarterly basis. Meanwhile, crude oil prices advanced amid reports of insurgent activity in Iraq, the second-largest oil producing nation in OPEC. West Texas Intermediate briefly touched $107/barrel, a 16% increase from January’s low of $92/barrel, while Brent crude climbed 4.3% in 2Q14 to a price of $112.4 per barrel at the end of June. Even abrupt advances in crude oil prices could not shake the confidence level supported by present monetary policy, lower unemployment of 6.3% and prospects for economic acceleration.

The benchmark index generated a sizable return over the period, with high dispersion among sector returns. The weakest sector (Telecoms Services) lagged the strongest sector (Information Technology) by over 25 percentage points. All sectors generated a positive return for the period. The Telecoms Services, Consumer Staples, and Financials sectors were the worst performing sectors. In contrast, the Information Technology, Materials, and Industrials sectors generated the strongest results.

Stock Selection And Sector Allocation Drove The Fund’s Relative Outperformance

The Fund’s relative outperformance versus the benchmark index was due to positive stock selection and sector allocation during the twelve month period.

In terms of stock selection, the Fund’s holdings in the Industrials, Energy, and Health Care sectors were the largest contributors to performance during the reporting period. This was slightly offset by the Fund’s holdings in the Consumer Discretionary, Materials, and Information Technology sectors.

From a sector allocation perspective, overweight positions in the Materials and Information Technology sectors contributed to the Fund’s relative returns during the reporting period. Underweights in the Energy and Telecoms Services sectors detracted the most from results.

Sector weight deviations are a result of NFJ’s bottom-up investment process. On average during the reporting period, the Fund’s largest overweights relative to the benchmark index were in the Materials, Information Technology, and Industrials sectors, whereas the largest relative underweights were in the Financials, Utilities, and Energy sectors.

Average Annual Total Return for the period ended June 30, 2014

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI NFJ All-Cap Value Fund Class A	24.07%	19.73%	6.28%	9.48%
AllianzGI NFJ All-Cap Value Fund Class A (adjusted)	17.24%	18.38%	5.68%	8.97%
AllianzGI NFJ All-Cap Value Fund Class B	23.08%	18.86%	5.65%	8.93%
AllianzGI NFJ All-Cap Value Fund Class B (adjusted)	18.08%	18.66%	5.65%	8.93%
AllianzGI NFJ All-Cap Value Fund Class C	23.09%	18.82%	5.47%	8.65%
AllianzGI NFJ All-Cap Value Fund Class C (adjusted)	22.09%	18.82%	5.47%	8.65%
AllianzGI NFJ All-Cap Value Fund Class D	24.09%	19.74%	6.29%	9.48%
AllianzGI NFJ All-Cap Value Fund Class P	24.31%	20.02%	6.58%	9.80%
AllianzGI NFJ All-Cap Value Fund Institutional Class	24.43%	20.13%	6.69%	9.90%
Russell 3000 Value Index	23.71%	19.28%	8.04%	9.85%
Lipper Multi-Cap Value Funds Average	24.08%	18.94%	7.47%	9.07%

† The Fund began operations on 7/19/02. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 7/31/02.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 42 and 43 for more information. The Fund’s expense ratios are 1.31% for Class A shares, 2.06% for Class B shares, 2.06% for Class C shares, 1.31% for Class D shares, 1.06% for Class P shares and 0.96% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2013, as supplemented to date.

20	June 30, 2014 |	Annual Report

Unaudited

AllianzGI NFJ All-Cap Value Fund (cont’d)

Cumulative Returns Through June 30, 2014

The Fund began operations on 7/19/02. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of June 30, 2014)

Banks	13.1%
Oil, Gas & Consumable Fuels	11.8%
Pharmaceuticals	6.9%
Insurance	5.1%
Machinery	5.1%
Health Care Equipment & Supplies	3.8%
Software	3.7%
Diversified Telecommunication Services	3.2%
Other	44.6%
Cash & Equivalents — Net	2.7%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class P	Institutional Class
Beginning Account Value (1/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/14)	$1,083.20	$1,078.80	$1,078.80	$1,083.20	$1,084.30	$1,084.50
Expenses Paid During Period	$6.77	$10.62	$10.62	$6.77	$5.48	$4.96

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class P	Institutional Class
Beginning Account Value (1/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/14)	$1,018.30	$1,014.58	$1,014.58	$1,018.30	$1,019.54	$1,020.03
Expenses Paid During Period	$6.56	$10.29	$10.29	$6.56	$5.31	$4.81

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.31% for Class A, 2.06% for Class B, 2.06% for Class C, 1.31% for Class D, 1.06% for Class P, and 0.96% for Institutional Class), multiplied by the average account value over the period, multiplied by 181/365.

Annual Report	| June 30, 2014	21

Unaudited

AllianzGI NFJ Dividend Value Fund

For the period of July 1, 2013 through June 30, 2014, as written by Krysta Hill, Product Specialist Associate and reviewed by Burns McKinney, CFA, Portfolio Manager.

Portfolio Insights

For the reporting period ended June 30, 2014, Class A shares at NAV of the AllianzGI NFJ Dividend Value Fund (the “Fund”) returned 23.50% performing in line with the Russell 1000 Value Index (the “benchmark index”), which returned 23.81%.

The reporting period was strong for equity markets as investors came to terms with the announcement and execution of the US Federal Reserve’s tapering to quantitative easing. Many interpreted the move as an endorsement of the US economy and this sentiment, coupled with the central bank’s continued commitment to low interest rates, may have helped bolster US equities to the record highs seen toward the end of 2013. The 2014 calendar year got off to a rocky start, with the S&P 500 Index posting its first monthly loss since August 2013 while Treasury prices rose. That turbulence was largely short-lived as the S&P 500 Index ended all remaining months in the first half of the year in positive territory. By the end of the second quarter of 2014, the S&P 500 Index recorded its sixth consecutive quarterly gain. On June 30, 2014, the CBOE VIX Index, a measure of near term expectations for volatility in the stock market, closed at 11.6, the fourth-lowest level recorded on a quarterly basis. Meanwhile, crude oil prices advanced amid reports of insurgent activity in Iraq, the second-largest oil producing nation in OPEC. West Texas Intermediate briefly touched $107/barrel, a 16% increase from January’s low of $92/barrel, while Brent crude climbed 4.3% in 2Q14 to a price of $112.4 per barrel at the end of June. Even abrupt advances in crude oil prices could not shake the confidence level supported by present monetary policy, lower unemployment of 6.3% and prospects for economic acceleration.

The benchmark index generated a sizable return over the period, with high dispersion among sector returns. The weakest sector (Telecoms Services) lagged the strongest sector (Materials) by over 26 percentage points. All sectors generated a positive return for the period. The Telecoms Services, Consumer Staples, and Financials sectors were the worst performing sectors. In contrast, the Materials, Information Technology, and Industrials sectors generated the strongest results.

Positive Sector Allocation And Stock Selection Led To The Fund’s Benchmark-Like Returns

The Fund’s relative underperformance versus the benchmark index was due to a small cash position, which detracted in the strong, up-market environment. Sector allocation and stock selection were positive during the twelve month period.

In terms of stock selection, the Fund’s holdings in the Energy, Health Care and Industrials sectors were the largest contributors to performance during the reporting period. This was slightly offset by the Fund’s holdings in the Consumer Discretionary, Information Technology and Materials sectors.

From a sector allocation perspective, overweight positions in the Information Technology and Materials sectors contributed to the Fund’s relative returns. Underweights in the Industrials and Health Care sectors detracted the most from results.

Sector weight deviations are a result of NFJ’s bottom-up investment process. On average during the reporting period, the Fund’s largest overweights relative to the benchmark index were in the Information Technology, Materials, and Energy sectors, whereas the largest relative underweights were in the Utilities, Financials, and Industrials sectors.

Average Annual Total Return for the period ended June 30, 2014

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI NFJ Dividend Value Fund Class A	23.50%	17.90%	7.72%	8.70%
AllianzGI NFJ Dividend Value Fund Class A (adjusted)	16.71%	16.57%	7.12%	8.27%
AllianzGI NFJ Dividend Value Fund Class B	22.53%	17.02%	7.15%	8.30%
AllianzGI NFJ Dividend Value Fund Class B (adjusted)	17.53%	16.81%	7.15%	8.30%
AllianzGI NFJ Dividend Value Fund Class C	22.51%	17.01%	6.92%	7.89%
AllianzGI NFJ Dividend Value Fund Class C (adjusted)	21.51%	17.01%	6.92%	7.89%
AllianzGI NFJ Dividend Value Fund Class D	23.48%	17.89%	7.72%	8.70%
AllianzGI NFJ Dividend Value Fund Class R	23.16%	17.60%	7.46%	8.44%
AllianzGI NFJ Dividend Value Fund Class P	23.82%	18.20%	8.02%	9.04%
AllianzGI NFJ Dividend Value Fund Institutional Class	23.96%	18.32%	8.13%	9.15%
AllianzGI NFJ Dividend Value Fund Administrative Class	23.64%	18.04%	7.86%	8.88%
AllianzGI NFJ Dividend Value Fund Class R6	23.96%	18.37%	8.18%	9.20%
Russell 1000 Value Index	23.81%	19.23%	8.03%	6.78%
Lipper Equity Income Funds Average	20.96%	17.06%	8.02%	6.47%

† The Fund began operations on 5/8/00. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 4/30/00.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 42 and 43 for more information. The Fund’s expense ratios are 1.06% for Class A shares, 1.81% for Class B shares, 1.81% for Class C shares, 1.06% for Class D shares, 1.31% for Class R shares, 0.81% for Class P shares, 0.71% for Institutional Class shares, 0.96% for Administrative Class shares and 0.66% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2013, as supplemented to date.

22	June 30, 2014 |	Annual Report

Unaudited

AllianzGI NFJ Dividend Value Fund (cont’d)

Cumulative Returns Through June 30, 2014

The Fund began operations on 5/8/00. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of June 30, 2014)

Oil, Gas & Consumable Fuels	16.3%
Banks	13.5%
Pharmaceuticals	9.8%
Insurance	7.9%
Diversified Telecommunication Services	6.1%
Semiconductors & Semiconductor Equipment	4.1%
Automobiles	4.0%
Software	3.6%
Other	33.1%
Cash & Equivalents — Net	1.6%

Industr

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class	Class R6
Beginning Account Value (1/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/14)	$1,086.50	$1,082.30	$1,081.70	$1,086.40	$1,084.60	$1,087.20	$1,087.90	$1,087.20	$1,087.60
Expenses Paid During Period	$5.43	$9.29	$9.29	$5.43	$6.72	$4.14	$3.62	$4.92	$3.36

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class	Class R6
Beginning Account Value (1/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/14)	$1,019.59	$1,015.87	$1,015.87	$1,019.59	$1,018.35	$1,020.83	$1,021.32	$1,020.08	$1,021.57
Expenses Paid During Period	$5.26	$9.00	$9.00	$5.26	$6.51	$4.01	$3.51	$4.76	$3.26

For each class of the Fund, expenses (net of fee waiver) are equal to the annualized expense ratio for the class (1.05% for Class A, 1.80% for Class B, 1.80% for Class C, 1.05% for Class D, 1.30% for Class R, 0.80% for Class P, 0.70% for Institutional Class, 0.95% for Administrative Class and 0.65% for R6 class), multiplied by the average account value over the period, multiplied by 181/365.

Annual Report	| June 30, 2014	23

Unaudited

AllianzGI NFJ International Value Fund

For the period of July 1, 2013 through June 30, 2014, as written by Krysta Hill, Product Specialist Associate and reviewed by Baxter Hines, CFA, Portfolio Manager.

Portfolio Insights

For the reporting period ended June 30, 2014, Class A shares at NAV of the AllianzGI NFJ International Value Fund (the “Fund”) returned 18.25% underperforming the MSCI ACWI ex-US Index (the “benchmark index”), which returned 21.75%.

Toward the first half of the reporting period, international developed equities led while the emerging markets struggled to keep pace. In the second half of the 2013 calendar year, Europe ex-UK was the strongest region in the MSCI ACWI ex-US Index, with Greece up more than 52%, Finland and Ireland posting over 40% gains, and Germany and Spain neck and neck with 32% returns. Conversely, the emerging markets were the only region within the Index to post a negative result during the second half of the 2013 calendar year. These trends largely continued into the early part of 2014, with the MSCI Emerging Markets Index down -0.4% in 1Q14, while countries such as Greece, Denmark, Italy and Ireland posted double-digit returns. Japan also stumbled during the first three months of 2014, delivering the MSCI ACWI ex-US Index’s fourth-weakest return of -5.4%. By 2Q14, the tides had turned again and international equities were led by emerging market names—up 6.7% for the quarter, as measured by the MSCI Emerging Markets Index. Developed international securities, as measured by the MSCI EAFE Index, registered a quarterly gain of 4.3%. Though all major regions in the MSCI ACWI ex-US Index reported positive returns for the second quarter, results were mixed with North America ex-US up over 10% and Europe ex-UK delivering a more anemic 2.5%. In early June, the European Central Bank (ECB) attempted to counter low inflation with further stimulus measures, including a record low main lending rate of 0.15% and negative interest rate on bank deposits. Furthermore, Spain, Italy and Ireland, three countries that as recently as 2010 needed stabilization assistance from the EU, recorded 10-year yields near 30-year lows. Japan rebounded from earlier in the year, climbing over 6% during the quarter, as signs of inflation and hopes that investment activity will offset lackluster consumption figures boosted the market.

The benchmark index generated a sizable return over the period, with high dispersion among sector returns. The weakest sector, Consumer Staples, gained 15% while the strongest sector, Energy, appreciated more than 28% during the reporting period. The Consumer Staples, Materials, and Financials sectors were the worst performing sectors. In contrast, the Energy, Information Technology, and Health Care sectors generated the strongest results.

Negative Stock Selection Led To The Fund’s Relative Underperformance

The Fund’s relative underperformance versus the benchmark index was due to negative stock selection. Sector allocation was positive while country allocation was slightly negative during the twelve month period.

In terms of stock selection, the Fund’s holdings in the Health Care, Energy, and Consumer Discretionary sectors were the largest contributors to performance during the reporting period. This was offset by the Fund’s holdings in the Materials, Financials and Utilities sectors.

From a sector allocation perspective, overweight positions in the Energy and Utilities sectors contributed to the Fund’s relative returns. Underweights in the Information Technology and Industrials sectors detracted the most from results.

By country, an overweight in Norway and underweight in Japan aided relative results. Conversely, underweight positions in Spain and Italy detracted from performance.

Sector weight deviations are a result of NFJ’s bottom-up investment process. On average during the reporting period, the Fund’s largest overweights relative to the benchmark index were in the Energy, Materials, and Utilities sectors, whereas the largest relative underweights were in the Industrials, Information Technology, and Consumer Discretionary sectors.

Average Annual Total Return for the period ended June 30, 2014

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI NFJ International Value Fund Class A	18.25%	11.76%	10.11%	13.47%
AllianzGI NFJ International Value Fund Class A (adjusted)	11.75%	10.50%	9.49%	12.91%
AllianzGI NFJ International Value Fund Class C	17.36%	10.91%	9.30%	12.63%
AllianzGI NFJ International Value Fund Class C (adjusted)	16.36%	10.91%	9.30%	12.63%
AllianzGI NFJ International Value Fund Class D	18.24%	11.76%	10.11%	13.48%
AllianzGI NFJ International Value Fund Class R	17.95%	11.48%	9.86%	13.22%
AllianzGI NFJ International Value Fund Class P	18.54%	12.04%	10.41%	13.79%
AllianzGI NFJ International Value Fund Institutional Class	18.68%	12.15%	10.52%	13.89%
AllianzGI NFJ International Value Fund Administrative Class	18.42%	11.87%	10.24%	13.61%
AllianzGI NFJ International Value Fund Class R6	18.72%	12.20%	10.57%	13.95%
MSCI All Country World Ex-US Index	21.75%	11.11%	7.75%	10.72%
Lipper International Large-Cap Core Funds Average	21.63%	10.35%	6.55%	9.56%

† The Fund began operations on 1/31/03. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 1/31/03.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 42 and 43 for more information. The Fund’s gross expense ratios are 1.30% for Class A shares, 2.05% for Class C shares, 1.30% for Class D shares, 1.55% for Class R shares, 1.05% for Class P shares, 0.95% for Institutional Class shares, 1.20% for Administrative Class shares, and 0.90% for Class R6 shares. These ratios do not include an expense reduction, contractually agreed through at least December 15, 2014. The Fund’s expense ratios net of this reduction are 1.28% for Class A shares, 2.03% for Class C shares, 1.28% for Class D shares, 1.53% for Class R shares, 1.03% for Class P shares, 0.93% for Institutional Class shares, 1.18% for Administrative Class shares, and 0.88% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2013, as supplemented to date.

24	June 30, 2014 |	Annual Report

Unaudited

AllianzGI NFJ International Value Fund (cont’d)

Cumulative Returns Through June 30, 2014

The Fund began operations on 1/31/03. Benchmark comparisons began on the fund inception date.

Country Allocation (as of June 30, 2014)

United Kingdom	21.4%
Japan	10.4%
China	8.7%
Brazil	7.7%
Canada	6.4%
Germany	4.9%
Russian Federation	4.8%
United States	4.1%
Other	29.5%
Cash & Equivalents — Net	2.1%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class	Class R6
Beginning Account Value (1/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/14)	$1,052.80	$1,048.70	$1,052.80	$1,051.10	$1,053.60	$1,054.30	$1,052.80	$1,054.40
Expenses Paid During Period	$6.46	$10.26	$6.46	$7.73	$5.19	$4.69	$5.96	$4.48

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class	Class R6
Beginning Account Value (1/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/14)	$1,018.50	$1,014.78	$1,018.50	$1,017.26	$1,019.74	$1,020.23	$1,018.99	$1,020.43
Expenses Paid During Period	$6.36	$10.09	$6.36	$7.60	$5.11	$4.61	$5.86	$4.41

For each class of the Fund, expenses (net of fee waiver) are equal to the annualized expense ratio for the class (1.27% for Class A, 2.02% for Class C, 1.27% for Class D, 1.52% for Class R, 1.02% for Class P, 0.92% for Institutional Class , 1.17% for Administrative Class and 0.88% for Class R6), multiplied by the average account value over the period, multiplied by 181/365.

Annual Report	| June 30, 2014	25

Unaudited

AllianzGI NFJ Large-Cap Value Fund

For the period of July 1, 2013 through June 30, 2014, as written by Krysta Hill, Product Specialist Associate and reviewed by Burns McKinney, CFA, Portfolio Manager.

Portfolio Insights

For the reporting period ended June 30, 2014, Class A shares at NAV of the AllianzGI NFJ Large-Cap Value Fund (the “Fund”) returned 22.30%, slightly outperforming the Russell Top 200 Value Index (the “benchmark index”) which returned 22.19%.

The reporting period was strong for equity markets as investors came to terms with the announcement and execution of the US Federal Reserve’s tapering to quantitative easing. Many interpreted the move as an endorsement of the US economy and this sentiment, coupled with the central bank’s continued commitment to low interest rates, may have helped bolster US equities to the record highs seen toward the end of 2013. The 2014 calendar year got off to a rocky start, with the S&P 500 Index posting its first monthly loss since August 2013 while Treasury prices rose. That turbulence was largely short-lived as the S&P 500 Index ended all remaining months in the first half of the year in positive territory. By the end of the second quarter of 2014, the S&P 500 Index recorded its sixth consecutive quarterly gain. On June 30, 2014, the CBOE VIX Index, a measure of near term expectations for volatility in the stock market, closed at 11.6, the fourth-lowest level recorded on a quarterly basis. Meanwhile, crude oil prices advanced amid reports of insurgent activity in Iraq, the second-largest oil producing nation in OPEC. West Texas Intermediate briefly touched $107/barrel, a 16% increase from January’s low of $92/barrel, while Brent crude climbed 4.3% in 2Q14 to a price of $112.4 per barrel at the end of June. Even abrupt advances in crude oil prices could not shake the confidence level supported by present monetary policy, lower unemployment of 6.3% and prospects for economic acceleration.

The benchmark index generated a sizable return over the period, with high dispersion among sector returns. The weakest sector (Telecoms Services) lagged the strongest sector (Materials) by over 34 percentage points. All sectors generated a positive return for the period. The Telecoms Services, Consumer Staples, and Financials sectors were the worst performing sectors. In contrast, the Materials, Information Technology, and Industrials sectors generated the strongest results.

Stock Selection And Sector Allocation Drove The Fund’s Relative Outperformance

The Fund’s relative outperformance versus the benchmark index was due to positive sector allocation and stock selection during the twelve month period.

In terms of stock selection, the Fund’s holdings in the Consumer Staples, Health Care and Industrials sectors were the largest contributors to performance during the reporting period. This was slightly offset by the Fund’s holdings in the Consumer Discretionary, Information Technology and Materials sectors.

From a sector allocation perspective, overweight positions in the Materials and Information Technology sectors contributed to the Fund’s relative returns. An underweight in the Industrials sector was the portfolio’s only bias that detracted from results during the reporting period.

Sector weight deviations are a result of NFJ’s bottom-up investment process. On average during the reporting period, the Fund’s largest overweights relative to the benchmark index were in the Materials, Information Technology, and Consumer Discretionary sectors, whereas the largest relative underweights were in the Financials, Energy, and Telecoms Services sectors.

Average Annual Total Return for the period ended June 30, 2014

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI NFJ Large-Cap Value Fund Class A	22.30%	17.49%	6.78%	7.65%
AllianzGI NFJ Large-Cap Value Fund Class A (adjusted)	15.57%	16.17%	6.18%	7.22%
AllianzGI NFJ Large-Cap Value Fund Class B	21.31%	16.60%	6.13%	7.19%
AllianzGI NFJ Large-Cap Value Fund Class B (adjusted)	16.31%	16.39%	6.13%	7.19%
AllianzGI NFJ Large-Cap Value Fund Class C	21.35%	16.61%	5.98%	6.85%
AllianzGI NFJ Large-Cap Value Fund Class C (adjusted)	20.35%	16.61%	5.98%	6.85%
AllianzGI NFJ Large-Cap Value Fund Class D	22.31%	17.48%	6.77%	7.64%
AllianzGI NFJ Large-Cap Value Fund Class R	22.00%	17.21%	6.52%	7.42%
AllianzGI NFJ Large-Cap Value Fund Class P	22.57%	17.78%	7.10%	7.99%
AllianzGI NFJ Large-Cap Value Fund Institutional Class	22.73%	17.92%	7.19%	8.09%
AllianzGI NFJ Large-Cap Value Fund Administrative Class	22.38%	17.60%	6.91%	7.82%
Russell Top 200 Value Index	22.19%	17.67%	6.92%	5.00%
Lipper Large-Cap Value Funds Average	22.73%	17.25%	7.08%	6.42%

† The Fund began operations on 5/8/00. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 4/30/00.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 42 and 43 for more information. The Fund’s expense ratios are 1.11% for Class A shares, 1.86% for Class B shares, 1.86% for Class C shares, 1.11% for Class D shares, 1.36% for Class R shares, 0.86% for Class P shares, 0.76% for Institutional Class shares and 1.01% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2013, as supplemented to date.

26	June 30, 2014 |	Annual Report

Unaudited

AllianzGI NFJ Large-Cap Value Fund (cont’d)

Cumulative Returns Through June 30, 2014

The Fund began operations on 5/8/00. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of June 30, 2014)

Oil, Gas & Consumable Fuels	16.1%
Banks	13.4%
Pharmaceuticals	9.0%
Insurance	6.1%
Aerospace & Defense	4.0%
Software	3.8%
Diversified Telecommunication Services	3.7%
Consumer Finance	3.4%
Other	40.4%
Cash & Equivalents — Net	0.5%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/14)	$1,071.90	$1,067.40	$1,067.60	$1,071.70	$1,070.30	$1,072.60	$1,073.20	$1,072.00
Expenses Paid During Period	$5.70	$9.53	$9.54	$5.70	$6.98	$4.42	$3.91	$5.19

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/14)	$1,019.29	$1,015.57	$1,015.57	$1,019.29	$1,018.05	$1,020.53	$1,021.03	$1,019.79
Expenses Paid During Period	$5.56	$9.30	$9.30	$5.56	$6.80	$4.31	$3.81	$5.06

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.11% for Class A, 1.86 % for Class B, 1.86 % for Class C, 1.11% for Class D, 1.36 % for Class R, 0.86% for Class P, 0.76 % for Institutional Class and 1.01% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365.

Annual Report	| June 30, 2014	27

Unaudited

AllianzGI NFJ Mid-Cap Value Fund

For the period of July 1, 2013 through June 30, 2014, as written by Krysta Hill, Product Specialist Associate and reviewed by Jeff Reed, CFA, Portfolio Manager.

Portfolio Insights

For the reporting period ended June 30, 2014, Class A shares at NAV of the AllianzGI NFJ Mid-Cap Value Fund (the “Fund”) returned 26.63% underperforming the Russell MidCap Value Index (the “benchmark index”) which returned 27.76%.

The reporting period was strong for equity markets as investors came to terms with the announcement and commencement of the US Federal Reserve’s tapering to quantitative easing. Many interpreted the move as an endorsement of the US economy. This sentiment, coupled with the central bank’s continued commitment to low interest rates, may have helped propel US equities to the record highs seen toward the end of 2013. The 2014 calendar year got off to a rocky start, with the S&P 500 Index posting its first monthly loss since August 2013 while Treasury prices rose. That turbulence was largely short-lived as the S&P 500 Index ended all remaining months in the first half of the year in positive territory. By the end of the second quarter of 2014, the S&P 500 Index recorded its sixth consecutive quarterly gain. On June 30, 2014, the CBOE VIX Index, a measure of near term expectations for volatility in the stock market, closed at 11.6, the fourth-lowest level recorded on a quarterly basis. Meanwhile, crude oil prices advanced amid reports of insurgent activity in Iraq, the second-largest oil producing nation in OPEC. West Texas Intermediate briefly touched $107/barrel, a 16% increase from January’s low of $92/barrel, while Brent crude climbed 4.3% in 2014 to a price of $112.4 per barrel at the end of June. Even abrupt advances in crude oil prices could not shake the confidence level supported by present monetary policy, lower unemployment of 6.3% and prospects for economic acceleration.

The benchmark index generated a sizable return over the period, with high dispersion among sector returns. The weakest sector (Financials) lagged the strongest sector (Telecoms Services) by over 28 percentage points. The Financials, Utilities, and Consumer Discretionary Sectors were the worst performing sectors. In contrast, the Telecoms Services, Information Technology, and Health Care sectors generated the strongest results.

Negative Stock Selection Led To The Fund’s Relative Underperformance

The Fund’s relative underperformance versus the benchmark index was largely due to negative stock selection, while sector allocation was positive during the twelve month period.

In terms of stock selection, the Fund’s holdings in the Financials, Consumer Staples and Information Technology sectors were the largest contributors to performance during the reporting period. This was offset by the Fund’s holdings in the Energy, Consumer Discretionary and Materials sectors.

From a sector allocation perspective, underweight positions in the Financials and Utilities sectors contributed to the Fund’s relative returns. Just one sector bias detracted during the reporting period—the portfolio’s underweight in Information Technology.

Sector weight deviations are a result of NFJ’s bottom-up investment process. On average during the reporting period, the Fund’s largest overweights relative to the benchmark index were in the Consumer Staples, Materials, and Energy sectors, whereas the largest relative underweights were in the Utilities, Financials, and Consumer Discretionary sectors.

Average Annual Total Return for the period ended June 30, 2014

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI NFJ Mid-Cap Value Fund Class A	26.63%	19.44%	6.69%	11.73%
AllianzGI NFJ Mid-Cap Value Fund Class A (adjusted)	19.67%	18.10%	6.08%	11.49%
AllianzGI NFJ Mid-Cap Value Fund Class B	25.67%	18.53%	6.14%	11.51%
AllianzGI NFJ Mid-Cap Value Fund Class B (adjusted)	20.67%	18.33%	6.14%	11.51%
AllianzGI NFJ Mid-Cap Value Fund Class C	25.72%	18.55%	5.89%	10.89%
AllianzGI NFJ Mid-Cap Value Fund Class C (adjusted)	24.72%	18.55%	5.89%	10.89%
AllianzGI NFJ Mid-Cap Value Fund Class D	26.60%	19.44%	6.68%	11.73%
AllianzGI NFJ Mid-Cap Value Fund Class R	26.29%	19.14%	6.41%	11.38%
AllianzGI NFJ Mid-Cap Value Fund Class P	26.92%	19.75%	6.99%	12.02%
AllianzGI NFJ Mid-Cap Value Fund Institutional Class	27.09%	19.86%	7.09%	12.13%
AllianzGI NFJ Mid-Cap Value Fund Administrative Class	26.77%	19.56%	6.82%	11.88%
Russell Midcap Value Index	27.76%	22.97%	10.66%	12.52%
Lipper Multi-Cap Core Funds Average	24.08%	18.94%	7.47%	8.80%

† The Fund began operations on 4/18/88. Benchmark and Lipper performance comparisons began on 4/30/88.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 42 and 43 for more information. The Fund’s expense ratios are 1.32% for Class A shares, 2.07% for Class B shares, 2.07% for Class C shares, 1.32% for Class D shares, 1.57% for Class R shares, 1.07% for Class P shares, 0.97% for Institutional Class shares and 1.22% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2013, as supplemented to date.

28	June 30, 2014 |	Annual Report

Unaudited

AllianzGI NFJ Mid-Cap Value Fund (cont’d)

Cumulative Returns Through June 30, 2014

The Fund began operations on 4/18/88. Benchmark performance comparisons began on 4/30/88.

Industry/Sectors (as of June 30, 2014)

Oil, Gas & Consumable Fuels	11.4%
Insurance	10.4%
Banks	5.7%
Capital Markets	5.2%
Chemicals	5.0%
Health Care Providers & Services	4.7%
Food Products	4.0%
Aerospace & Defense	3.3%
Other	48.6%
Cash & Equivalents — Net	1.7%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/14)	$1,073.20	$1,069.10	$1,069.10	$1,073.20	$1,071.50	$1,074.20	$1,075.30	$1,073.70
Expenses Paid During Period	$6.48	$10.31	$10.31	$6.48	$7.76	$5.19	$4.68	$5.96

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/14)	$1,018.55	$1,014.83	$1,014.83	$1,018.55	$1,017.31	$1,019.79	$1,020.28	$1,019.04
Expenses Paid During Period	$6.31	$10.04	$10.04	$6.31	$7.55	$5.06	$4.56	$5.81

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.26% for Class A, 2.01% for Class B, 2.01% for Class C, 1.26% for Class D, 1.51% for Class R, 1.01% for Class P, 0.91% for Institutional Class and 1.16% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365.

Annual Report	| June 30, 2014	29

Unaudited

AllianzGI NFJ Small-Cap Value Fund

For the period of July 1, 2013 through June 30, 2014, as written by Krysta Hill, Product Specialist Associate and reviewed by Morley Campbell, CFA, Portfolio Manager.

Portfolio Insights

For the reporting period ended June 30, 2014, Class A shares at NAV of the AllianzGI NFJ Small-Cap Value (the “Fund”) returned 24.36%, outperforming the Russell 2000 Value Index (the “benchmark index”) which returned 22.54%.

The reporting period was strong for equity markets as investors came to terms with the announcement and commencement of the US Federal Reserve’s tapering to quantitative easing. Many interpreted the move as an endorsement of the US economy. This sentiment, coupled with the central bank’s continued commitment to low interest rates, may have helped propel US equities to the record highs seen toward the end of 2013. The 2014 calendar year got off to a rocky start, with the S&P 500 Index posting its first monthly loss since August 2013 while Treasury prices rose. That turbulence was largely short-lived as the S&P 500 Index ended all remaining months in the first half of the year in positive territory. By the end of the second quarter of 2014, the S&P 500 Index recorded its sixth consecutive quarterly gain. On June 30, 2014, the CBOE VIX Index, a measure of near term expectations for volatility in the stock market, closed at 11.6, the fourth-lowest level recorded on a quarterly basis. Meanwhile, crude oil prices advanced amid reports of insurgent activity in Iraq, the second-largest oil producing nation in OPEC. West Texas Intermediate briefly touched $107/barrel, a 16% increase from January’s low of $92/barrel, while Brent crude climbed 4.3% in 2Q14 to a price of $112.4 per barrel at the end of June. Even abrupt advances in crude oil prices could not shake the confidence level supported by present monetary policy, lower unemployment of 6.3% and prospects for economic acceleration.

The benchmark index generated a sizable return over the period, with high dispersion among sector returns. The weakest sector (Telecoms Services) lagged the strongest sector (Energy) by 30 percentage points. The Telecoms Services, Financials, and Consumer Staples sectors were the worst performing sectors. In contrast, the Energy, Health Care, and Industrials sectors generated the strongest results.

Positive Stock Selection And Sector Allocation Led To The Fund’s Relative Outperformance

The Fund’s outsized absolute returns and relative outperformance versus the benchmark index were due to positive stock selection and sector allocation during the twelve month period.

In terms of stock selection, the Fund’s holdings in the Materials, Energy, and Consumer Staples Sectors were the largest contributors to performance during the reporting period. This was marginally offset by the Fund’s holdings in the Consumer Discretionary, Financials and Telecom services sectors.

From a sector allocation perspective, an underweight in the Financials sector and overweight in the Energy sector contributed to the Fund’s relative returns. Conversely, an overweight in Consumer Staples and underweight in Information Technology dampened relative returns.

Sector weight deviations are a result of NFJ’s bottom-up investment process. On average during the reporting period, the Fund’s largest overweights relative to the benchmark index were in the Materials, Energy, and Industrials sectors, whereas the largest relative underweights were in the Financials, Information Technology, and Utilities sectors.

Average Annual Total Return for the period ended June 30, 2014

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI NFJ Small-Cap Value Fund Class A	24.36%	19.29%	10.89%	12.46%
AllianzGI NFJ Small-Cap Value Fund Class A (adjusted)	17.52%	17.95%	10.26%	12.18%
AllianzGI NFJ Small-Cap Value Fund Class B	23.45%	18.40%	10.31%	12.20%
AllianzGI NFJ Small-Cap Value Fund Class B (adjusted)	18.45%	18.20%	10.31%	12.20%
AllianzGI NFJ Small-Cap Value Fund Class C	23.43%	18.41%	10.07%	11.63%
AllianzGI NFJ Small-Cap Value Fund Class C (adjusted)	22.43%	18.41%	10.07%	11.63%
AllianzGI NFJ Small-Cap Value Fund Class D	24.37%	19.29%	10.89%	12.47%
AllianzGI NFJ Small-Cap Value Fund Class R	24.06%	19.00%	10.61%	12.13%
AllianzGI NFJ Small-Cap Value Fund Class P	24.68%	19.61%	11.20%	12.80%
AllianzGI NFJ Small-Cap Value Fund Institutional Class	24.85%	19.77%	11.34%	12.92%
AllianzGI NFJ Small-Cap Value Fund Administrative Class	24.55%	19.47%	11.06%	12.59%
AllianzGI NFJ Small-Cap Value Fund Class R6	24.91%	19.82%	11.40%	12.98%
Russell 2000 Value Index	22.54%	19.88%	8.24%	11.93%
Lipper Small-Cap Value Funds Average	23.67%	20.28%	8.71%	11.06%

† The Fund began operations on 10/1/91. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 9/30/91.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 42 and 43 for more information. The Fund’s gross expense ratios are 1.21% for Class A shares, 1.96% for Class B shares, 1.96% for Class C shares, 1.21% for Class D shares, 1.46% for Class R shares, 0.96% for Class P shares, 0.86% for Institutional Class shares, 1.11% for Administrative Class shares and 0.81% for Class R6 shares. These ratios do not include an expense reduction, contractually agreed through at least October 31, 2014. The Fund’s expense ratios net of this reduction are 1.17% for Class A shares, 1.92% for Class B shares, 1.92% for Class C shares, 1.17% for Class D shares, 1.42% for Class R shares, 0.92% for Class P shares, 0.77% for Institutional Class shares, 1.02% for Administrative Class shares and 0.72% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2013, as supplemented to date.

30	June 30, 2014 |	Annual Report

Unaudited

AllianzGI NFJ Small-Cap Value Fund (cont’d)

Cumulative Returns Through June 30, 2014

The Fund began operations on 10/1/91. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of June 30, 2014)

Oil, Gas & Consumable Fuels	8.3%
Banks	7.1%
Machinery	6.2%
Chemicals	6.1%
Real Estate Investment Trust	5.9%
Insurance	5.5%
Energy Equipment & Services	5.5%
Metals & Mining	5.1%
Other	46.2%
Cash & Equivalents — Net	4.1%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class	Class R6
Beginning Account Value (1/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/14)	$1,062.70	$1,059.20	$1,059.20	$1,062.80	$1,061.60	$1,064.40	$1,065.10	$1,063.50	$1,065.40
Expenses Paid During Period	$ 5.98	$9.80	$9.80	$5.98	$7.26	$4.71	$3.94	$5.22	$3.69

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class	Class R6
Beginning Account Value (1/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/14)	$1,018.99	$1,015.27	$1,015.27	$1,018.99	$1,017.75	$1,020.23	$1,020.98	$1,019.74	$1,021.22
Expenses Paid During Period	$5.86	$9.59	$9.59	$5.86	$7.10	$4.61	$3.86	$5.11	$3.61

For each class of the Fund, expenses (net of fee waiver) are equal to the annualized expense ratio for the class (1.17% for Class A, 1.92% for Class B, 1.92% for Class C, 1.17% for Class D, 1.42% for Class R, 0.92% for Class P, 0.77% for Institutional Class , 1.02% for Administrative Class and 0.72% for Class R6), multiplied by the average account value over the period, multiplied by 181/365.

Annual Report	| June 30, 2014	31

Unaudited

AllianzGI Opportunity Fund

For the period of July 1, 2013 through June 30, 2014, as provided by Mark Roemer, Portfolio Manager.

Portfolio Insights

For the reporting period ended June 30, 2014, Class A shares at NAV of the AllianzGI Opportunity Fund (the “Fund”) returned 23.37%, underperforming the Russell 2000 Index (the “benchmark index”) which returned 23.64%.

Market Environment

During the reporting period, US equities were the beneficiaries of improving employment figures, a benign US Federal Reserve interest rate guidance, and overall increases in economic activity.

At the beginning of the annual reporting period, market participants weighed a rebound in economic activity alongside the US Federal Reserve’s decision to keep its bond purchases in place for the near-term. The October federal government shutdown resulted in data blackouts and delays, as economic figures became available, optimism in the health of the recovery continued to gain traction. Although mortgage rates held stubbornly above the year’s springtime lows, home prices, housing starts and building permits continued to advance. Buoyed by a spike in utilities demand, industrial production accelerated above pre-crisis levels for the first time. In response to the improving economy, in mid-December the Fed announced a moderate tapering of its quantitative easing program, lowering monthly bond purchases from $85bn down to eventually $35bn at the end of the reporting period. Economic growth subsided as cold winter temperatures were to blame for slowing growth figures, as consumer consumption generally declined. The Commerce Department downgraded its estimate on first quarter GDP from -1.0% to -2.9%, the steepest contraction in output since the 2007-9 recession.

Investor sentiment was upbeat, with small cap equities advancing in eight of the 12 months during the annual reporting period. Sector performance for the benchmark index was decidedly positive, with all 10 sectors providing positive absolute returns. Energy, Health Care and Industrials stocks were among the best performers, while Telecommunication Services and Consumer Discretionary sectors displayed more modest relative results, but still managed double-digit absolute returns during the annual period.

Relative Performance Driven Stock Selection

During the reporting period, the Fund performed in line with the benchmark index as positive selections at the stock level were offset by allocation decisions. Specifically, bottom-up stock selection in the Industrials sector, primarily via professional services and air freight & logistics industries, added most to results. Health Care and Consumer Discretionary sectors also positively added to performance due to stock selection. Conversely, Information Technology positions were a laggard due to stockpicking in the semiconductor industry, while the Fund’s more conservative stock selection in Consumer Staples and Materials sectors trailed the benchmark index.

The largest individual active contributor to performance for the Fund during the reporting period was biotechnology stock Insys Therapeutics, Inc., a maker of pain-killing medications which advanced following strong revenue growth and earnings that beat street expectations. In addition, shares of Methode Electronics, Inc., a maker of solutions for automotive and industrial industries, advanced thanks to a rebound in North America and European market segments. Conversely, Kratos Defense & Security Solutions, Inc. declined following concerns of a slowing defense spending environment and the government shutdown in the fall of 2013, which caused a quarterly earnings miss. Semiconductor capital equipment maker Ultra Clean Holdings, Inc. declined due to revenues and gross margins which missed analyst expectations alongside weak management guidance.

Average Annual Total Return for the period ended June 30, 2014

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Opportunity Fund Class A	23.37%	12.58%	6.38%	11.51%
AllianzGI Opportunity Fund Class A (adjusted)	16.58%	11.31%	5.78%	11.30%
AllianzGI Opportunity Fund Class B	22.44%	11.73%	5.82%	11.32%
AllianzGI Opportunity Fund Class B (adjusted)	17.44%	11.47%	5.82%	11.32%
AllianzGI Opportunity Fund Class C	22.45%	11.74%	5.59%	10.69%
AllianzGI Opportunity Fund Class C (adjusted)	21.45%	11.74%	5.59%	10.69%
AllianzGI Opportunity Fund Class D	23.32%	12.57%	6.39%	11.54%
AllianzGI Opportunity Fund Class R	22.95%	12.28%	6.14%	11.25%
AllianzGI Opportunity Fund Class P	23.62%	12.86%	6.67%	11.80%
AllianzGI Opportunity Fund Institutional Class	23.76%	12.96%	6.78%	11.92%
AllianzGI Opportunity Fund Administrative Class	23.45%	12.68%	6.52%	11.66%
Russell 2000 Index	23.64%	20.21%	8.70%	10.09%
Russell 2000 Growth Index	24.73%	20.50%	9.04%	8.16%
Lipper Small-Cap Growth Funds Average	22.44%	20.00%	8.50%	10.01%

† The Fund began operations on 2/24/84. Benchmark and Lipper performance comparisons began on 2/29/84. The Russell 2000 Index replaced Russell 2000 Growth Index as the Fund’s benchmark on 4/8/13.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 42 and 43 for more information. The Fund’s gross expense ratios are 1.32% for Class A shares, 2.07% for Class B shares, 2.07% for Class C shares, 1.32% for Class D shares, 1.57% for Class R shares, 1.07% for Class P shares, 0.97% for Institutional Class shares and 1.22% for Administrative Class shares. These ratios do not include an expense reduction, contractually agreed through at least October 31, 2014. The Fund’s expense ratios net of this reduction are 1.27% for Class A shares, 2.02% for Class B shares, 2.02% for Class C shares, 1.27% for Class D shares, 1.52% for Class R shares, 1.02% for Class P shares, 0.92% for Institutional Class shares and 1.17% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2013, as supplemented to date.

32	June 30, 2014 |	Annual Report

Unaudited

AllianzGI Opportunity Fund (cont’d)

Cumulative Returns Through June 30, 2014

The Fund began operations on 2/24/84. Benchmark performance comparisons began on 2/29/84.

Industry/Sectors (as of June 30, 2014 )

Oil, Gas & Consumable Fuels	10.0%
Real Estate Investment Trust	9.7%
Insurance	7.2%
Hotels, Restaurants & Leisure	7.0%
Banks	5.9%
Machinery	5.5%
Health Care Equipment & Supplies	4.5%
Professional Services	3.4%
Other	44.8%
Cash & Equivalents — Net	2.0%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/14)	$997.40	$993.80	$993.80	$997.30	$995.40	$998.70	$998.80	$997.60
Expenses Paid During Period	$6.24	$9.94	$9.94	$6.24	$7.47	$5.01	$4.51	$5.75

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/14)	$1,018.55	$1,014.83	$1,014.83	$1,018.55	$1,017.31	$1,019.79	$1,020.28	$1,019.04
Expenses Paid During Period	$6.31	$10.04	$10.04	$6.31	$7.55	$5.06	$4.56	$5.81

For each class of the Fund, expenses (net of fee waiver) are equal to the annualized expense ratio for the class (1.26% for Class A, 2.01% for Class B, 2.01% for Class C, 1.26% for Class D, 1.51% for Class R, 1.01% for Class P, 0.91% for Institutional Class and 1.16% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365.

Annual Report	| June 30, 2014	33

Unaudited

AllianzGI Small-Cap Blend Fund

For the period from inception on July 1, 2013 through June 30, 2014, as provided by Mark Roemer, Portfolio Manager.

Portfolio Insights

Since inception through the end of the reporting period ended June 30, 2014, Class A shares at NAV of the AllianzGI Small-Cap Blend Fund (the “Fund”) returned 23.15% in line with the Russell 2000 Index (the “benchmark index”) which returned 23.64%.

Market Environment

During the reporting period, US equities were the beneficiaries of improving employment figures, a benign US Federal Reserve interest rate guidance, and overall increases in economic activity.

At the beginning of the annual reporting period, market participants weighed a rebound in economic activity alongside the US Federal Reserve’s decision to keep its bond purchases in place for the near-term. While the October federal government shutdown resulted in data blackouts and delays, as economic figures became available, optimism in the health of the recovery continued to gain traction. Although mortgage rates held stubbornly above the year’s springtime lows, home prices, housing starts and building permits continued to advance. Buoyed by a spike in utilities demand, industrial production accelerated above pre-crisis levels for the first time. In response to the improving economy, in mid-December the Fed announced a moderate tapering of its quantitative easing program, lowering monthly purchases from $85bn down to eventually $35bn at the end of the reporting period. Economic growth subsided as cold winter temperatures were to blame for slowing growth figures, as consumer consumption generally declined. The Commerce Department downgraded its estimate on first quarter GDP from -1.0% to -2.9%, the steepest contraction in output since the 2007-9 recession.

Investor sentiment was upbeat, with small cap equities advancing in eight of the 12 months during the annual reporting period. Sector performance for the benchmark index was decidedly positive, with all 10 sectors providing positive absolute returns. Energy, Health Care and Industrials stocks were among the best performers, while Telecommunication Services and Consumer Discretionary sectors displayed more modest relative results, but still managed double-digit absolute returns during the annual period.

Relative Performance Driven Stock Selection

During the reporting period, the Fund performed in line with the benchmark index as positive selections at the stock level were offset by allocation decisions, specifically, bottom-up stock selection in the Industrials sector, primarily via professional services and air freight & logistics industries added most to results. Health Care and Consumer Discretionary sectors also positively added to performance due to stock selection. Conversely, Information Technology positions were a laggard due to stockpicking in the semiconductor industry; while the Fund’s more conservative stock selection in Consumer Staples and Materials sectors trailed the benchmark index.

The largest individual active contributor to performance for the Fund during the annual reporting period was biotechnology stock Insys Therapeutics, Inc., a maker of pain-killing medications which advanced following strong revenue growth and earnings that beat Street expectations. In addition, shares of Methode Electronics, Inc., a maker of solutions for automotive and industrial industries, advanced thanks to a rebound in North America and European market segments. Conversely, Kratos Defense & Security Solutions, Inc. declined following concerns of a slowing defense spending environment and the government shutdown in the fall of 2013, which caused a quarterly earnings miss. Semiconductor capital equipment maker Ultra Clean Holdings, Inc. declined due to revenues and gross margins which missed analyst expectations alongside weak management guidance.

Cumulative Total Return for the period ended June 30, 2014

Since Inception†
AllianzGI Small-Cap Blend Fund Class A	23.15%
AllianzGI Small-Cap Blend Fund Class A (adjusted)	16.38%
AllianzGI Small-Cap Blend Fund Class C	22.28%
AllianzGI Small-Cap Blend Fund Class C (adjusted)	21.28%
AllianzGI Small-Cap Blend Fund Class D	23.16%
AllianzGI Small-Cap Blend Fund Class P	23.43%
AllianzGI Small-Cap Blend Fund Institutional Class	23.56%
Russell 2000 Index	23.64%
Lipper Small-Cap Growth Funds Average	22.44%

† The Fund began operations on 7/1/13. Benchmark performance comparison began on 7/1/13. Lipper performance comparisons began on 6/30/13.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 42 and 43 for more information. The Fund’s gross expense ratios are 4.39% for Class A shares, 5.14% for Class C shares, 4.39% for Class D shares, 4.14% for Class P shares and 4.04% for Institutional Class shares. These ratios do not include an expense reduction, contractually agreed through at least June 30, 2014. The Fund’s expense ratios net of this reduction are 1.31% for Class A shares, 2.06% for Class C shares, 1.31% for Class D shares, 1.06% for Class P shares and 0.96% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2013, as supplemented to date.

34	June 30, 2014 |	Annual Report

Unaudited

AllianzGI Small-Cap Blend Fund (cont’d)

Cumulative Returns Through June 30, 2014

The Fund began operations on 7/1/13. Benchmark performance comparisons began on 7/1/13.

Industry/Sectors (as of June 30, 2014)

Oil, Gas & Consumable Fuels	13.1%
Real Estate Investment Trust	5.7%
Hotels, Restaurant & Leisure	5.3%
Banks	4.9%
Insurance	4.0%
Machinery	3.7%
Health Care Equipment & Supplies	3.7%
Software	3.5%
Other	53.3%
Cash & Equivalents — Net	2.8%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (1/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/14)	$1,024.70	$1,020.80	$1,024.60	$1,025.20	$1,025.70
Expenses Paid During Period	$6.58	$10.32	$6.58	$5.32	$4.82

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (1/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/14)	$1,018.30	$1,014.58	$1,018.30	$1,019.54	$1,020.03
Expenses Paid During Period	$6.56	$10.29	$6.56	$5.31	$4.81

For each class of the Fund, expenses (net of waiver) are equal to the annualized expense ratio for the class (1.31% for Class A, 2.06% for Class C, 1.31% for Class D, 1.06% for Class P, and 0.96% for Institutional Class), multiplied by the average account value over the period, multiplied by 181/365.

Annual Report	| June 30, 2014	35

Unaudited

AllianzGI Technology Fund

For the period of July 1, 2013 through June 30, 2014, as provided by Huachen Chen, CFA and Walter Price, CFA, Portfolio Managers.

Portfolio Insights

For the reporting period ended June 30, 2014, Class A shares at NAV of the AllianzGI Technology Fund (the “Fund”) returned 35.10%, outperforming the S&P North American Technology Sector Index (the “benchmark index”) which returned 30.19%.

A major source of this period’s outperformance came from our identification and investment in companies in emerging areas of Technology such as the mobile/consumer Internet. These holdings continued to demonstrate strong fundamentals such as rising user engagement/demand and increased monetization against what we believe are very large addressable markets. A report released by ZenithOptimedia during the period highlighted the long-term growth opportunities in online advertising which is a major avenue for monetization. The research firm estimates that global spending on mobile advertising could grow nearly 50% on a compounded basis over the next 3 years and still only be 28% of total Internet ad expenditures and just 8% of all ad expenditures.

While mobile Internet companies are expanding technology’s presence in consumers’ day-to-day lives, another strong contributor is using technology to revolutionize the automobile industry. Electric vehicles (EV) are still a nascent market and we believe that, with increasing scale and infrastructure, mass market adoption is possible.

Both the EV and mobile Internet segments have performed strongly over the past year, and we have continually trimmed these holdings as they have exceeded our near-term price targets. At the same time, we have longer-term price targets well above these levels conditioned on these companies’ successful execution on the market opportunities in front of them. We believe there is a long runway for this process to unfold and expect these groups to generate strong returns over the long-term.

As ballast to the relatively volatile nature of our high-growth, mid-cap bias, we also held several attractively valued stocks in traditional hardware component areas such as memory and hard disk drives. As intended, this group did well during the period this spring when many of our high-growth names came under selling pressure. These companies have recently experienced more favorable supply/demand conditions in their respective markets which have helped them reduce perceptions of high sensitivity to the economic cycle and led to the appreciation in their price.

While our investments in many of our mobile/consumer Internet holdings were strong performers, some of our holdings in this area are earlier in the process of refining their monetization models and thus struggled during the period. Other relative detractors included our underweights to mega- and large-cap technology companies that we think are facing tougher competition in their core markets. That said, these companies seemed to recognize these challenges and are developing/acquiring technologies that we think can help them stave off secular headwinds presented by mega-trends like the cloud and mobile.

Looking forward, we continue to believe the Technology sector can provide some of the best absolute and relative return opportunities in the equity markets – especially for bottom-up stock pickers. At present, we are seeing a wave of innovation in the sector that we believe has the potential to produce attractive returns for companies with best-in-class solutions. We also see a number of companies whose present valuations that, in our view, do not fully reflect positive company- and/or industry-specific tailwinds. We will continue to carefully balance the risks and rewards of these opportunities within the portfolio, leveraging our industry expertise, and emphasizing individual stock selection.

Average Annual Total Return for the period ended June 30, 2014

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Technology Fund Class A	35.10%	20.24%	10.07%	13.40%
AllianzGI Technology Fund Class A (adjusted)	27.67%	18.89%	9.45%	13.05%
AllianzGI Technology Fund Class B	34.06%	19.33%	9.41%	13.03%
AllianzGI Technology Fund Class B (adjusted)	29.06%	19.14%	9.41%	13.03%
AllianzGI Technology Fund Class C	34.08%	19.34%	9.25%	12.54%
AllianzGI Technology Fund Class C (adjusted)	33.08%	19.34%	9.25%	12.54%
AllianzGI Technology Fund Class D	35.09%	20.24%	10.07%	13.51%
AllianzGI Technology Fund Class P	35.43%	20.53%	10.37%	13.79%
AllianzGI Technology Fund Institutional Class	35.56%	20.67%	10.48%	13.90%
AllianzGI Technology Fund Administrative Class	35.25%	20.36%	10.21%	13.62%
NASDAQ Composite Index	29.53%	19.16%	7.97%	8.05%
S&P North American Technology Sector Index	30.19%	19.09%	8.57%	9.16%
Lipper Global Science/Technology Funds Average	32.35%	17.54%	9.70%	11.18%

† The Fund began operations on 12/27/95. Benchmark and Lipper performance comparisons began on 12/31/95.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 42 and 43 for more information. The Fund’s expense ratios are 1.57% for Class A shares, 2.32% for Class B shares, 2.32% for Class C shares, 1.57% for Class D shares, 1.32% for Class P shares, 1.22% for Institutional Class shares and 1.47% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2013, as supplemented to date.

36	June 30, 2014 |	Annual Report

Unaudited

AllianzGI Technology Fund (cont’d)

Cumulative Returns Through June 30, 2014

The Fund began operations on 12/27/95. Benchmark and Lipper performance comparisons began on 12/31/95.

Industry/Sectors (as of June 30, 2014)

Semiconductors & Semiconductor Equipment	20.5%
Software	17.0%
Technology Hardware, Storage & Peripherals	16.1%
Internet Software & Services	8.4%
Communications Equipment	7.2%
Automobiles	4.9%
Internet & Catalog Retail	4.0%
Other	10.4%
Securities Sold Short*	–1.5%
Cash & Equivalents — Net (including Options Purchased & Options Written )	13.0%
*	Table below details the industry/sectors allocation for securities sold short

Industry/Sectors - Securities Sold Short

IT Services	–1.1%
Professional Services	–0.3%
Software	–0.1%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/14)	$1,068.70	$1,064.60	$1,064.70	$1,068.70	$1,069.90	$1,070.60	$1,069.20
Expenses Paid During Period	$8.10	$11.93	$11.93	$8.10	$6.83	$6.31	$7.59

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (1/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/14)	$1,016.96	$1,013.24	$1,013.24	$1,016.96	$1,018.20	$1,018.70	$1,017.46
Expenses Paid During Period	$7.90	$11.63	$11.63	$7.90	$6.66	$6.16	$7.40

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.58% for Class A, 2.33% for Class B, 2.33% for Class C, 1.58% for Class D, 1.33% for Class P, 1.23% for Institutional Class and 1.48% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365.

Annual Report	| June 30, 2014	37

Unaudited

AllianzGI U.S. Managed Volatility Fund

For the period of July 1, 2013 through June 30, 2014, as provided by Mark Roemer, Portfolio Manager.

Portfolio Insights

For the reporting period ended June 30, 2014, Class A shares at NAV of the AllianzGI U.S. Managed Volatility Fund (the “Fund”) returned 15.62% underperforming the Russell 1000 Index (the “benchmark index”) which returned 25.35%.

Market Environment

During the reporting period, US equities were the beneficiaries of improving employment figures, a benign US Federal Reserve interest rate guidance, and overall increases in economic activity.

At the beginning of the annual reporting period, market participants weighed a rebound in economic activity alongside the US Federal Reserve’s decision to keep its bond purchases in place for the near-term. While the October federal government shutdown resulted in data blackouts and delays, as economic figures became available, optimism in the health of the recovery continued to gain traction. Although mortgage rates held stubbornly above the year’s springtime lows, home prices, housing starts and building permits continued to advance. Buoyed by a spike in utilities demand, industrial production accelerated above pre-crisis levels for the first time. In response to the improving economy, in mid-December the Fed announced a moderate tapering of its quantitative easing program, lowering monthly purchases from $85bn down to eventually $35bn at the end of the reporting period. Economic growth subsided as cold winter temperatures were to blame for slowing growth figures, as consumer consumption generally declined. The Commerce Department downgraded its estimate on first quarter GDP from -1.0% to -2.9%, the steepest contraction in output since the 2007-9 recession.

Sector performance for the benchmark index was decidedly positive, with each of the 10 benchmark index sectors advancing during the annual reporting period. Information Technology, Materials, Health Care and Energy sectors were among the top performers. Meanwhile, Telecommunication Services trailed on a relative basis, but still managed high single-digit returns.

While investors have observed a significant market rally, the expectation is that volatility and market risk are increasingly important given the potential for a turnaround in the economic environment, and we anticipate continued risk on/risk off periods for the foreseeable future. Like previous periods, we anticipate that macro events could have a significant influence on the market and hence overall Fund performance.

Performance Driven By Stock Allocation

During the reporting period, the Fund posted positive double-digit returns, but trailed the benchmark index on a relative basis. The goal of the Fund is to build a portfolio of stocks which have complementary risk characteristics, resulting in lower expected risk than the benchmark. The Fund’s lower risk focus resulted in underperformance relative the benchmark index as a result of the significant market rally, whereby higher risk stocks were among the outperformers. While the Fund trailed the benchmark index on a return basis, our goal of lower risk and a higher Sharpe ratio relative to the benchmark index was achieved.

Consistent with stated objectives, the Fund was overweight less volatile stocks, with underperformance relative to the benchmark index due to more conservative stock selection in Consumer Discretionary, Consumer Staples, and Utilities. Conversely, a relative overweight allocation and positive stockpicking in Health Care stocks added to results.

Average Annual Total Return for the period ended June 30, 2014

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI U.S. Managed Volatility Fund Class A	15.62%	14.58%	6.72%	7.27%
AllianzGI U.S. Managed Volatility Fund Class A (adjusted)	9.26%	13.29%	6.12%	6.77%
AllianzGI U.S. Managed Volatility Fund Class B	14.67%	13.69%	6.08%	6.73%
AllianzGI U.S. Managed Volatility Fund Class B (adjusted)	9.67%	13.45%	6.08%	6.73%
AllianzGI U.S. Managed Volatility Fund Class C	14.69%	13.71%	5.92%	6.47%
AllianzGI U.S. Managed Volatility Fund Class C (adjusted)	13.69%	13.71%	5.92%	6.47%
AllianzGI U.S. Managed Volatility Fund Class D	15.59%	14.57%	6.71%	7.26%
AllianzGI U.S. Managed Volatility Fund Class P	15.92%	14.87%	7.02%	7.58%
AllianzGI U.S. Managed Volatility Fund Institutional Class	15.96%	14.97%	7.12%	7.68%
Russell 1000 Index	25.35%	19.25%	8.19%	9.86%
MSCI USA Minimum Volatility Index	16.46%	16.99%	7.74%	8.70%
Lipper Large-Cap Core Funds Average	24.28%	17.68%	7.58%	9.16%

† The Fund began operations on 7/19/02. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 7/31/02.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 42 and 43 for more information. The Fund’s expense ratios are 0.96% for Class A shares, 1.71% for Class B shares, 1.71% for Class C shares, 0.96% for Class D shares, 0.71% for Class P shares and 0.61% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2013, as supplemented to date.

38	June 30, 2014 |	Annual Report

Unaudited

AllianzGI U.S. Managed Volatility Fund (cont’d)

Cumulative Returns Through June 30, 2014

The Fund began operations on 7/19/02. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of June 30, 2014)

Insurance	11.8%
Pharmaceuticals	8.6%
Health Care Providers & Services	7.5%
Real Estate Investment Trust	7.5%
Electric Utilities	4.6%
Commercial Services & Supplies	4.4%
Health Care Equipment & Supplies	3.9%
Hotels, Restaurants & Leisure	3.9%
Other	46.8%
Cash & Equivalents — Net	1.0%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class P	Institutional Class
Beginning Account Value (1/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/14)	$1,072.80	$1,068.00	$1,068.40	$1,072.50	$1,073.80	$1,073.60
Expenses Paid During Period	$4.99	$8.82	$8.82	$4.98	$3.70	$3.19

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class P	Institutional Class
Beginning Account Value (1/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/14)	$1,019.98	$1,016.27	$1,016.27	$1,019.98	$1,021.22	$1,021.72
Expenses Paid During Period	$4.86	$8.60	$8.60	$4.86	$3.61	$3.11
For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.97% for Class A, 1.72% for Class B, 1.72% for Class C, 0.97% for Class D, 0.72% for Class P and 0.62% for Institutional Class ), multiplied by the average account value over the period, multiplied by 181/365.

Annual Report	| June 30, 2014	39

Unaudited

AllianzGI Wellness Fund

For the reporting period of July 1, 2013 through June 30, 2014, as provided by John Schroer, Portfolio Manager.

Portfolio Insights

For the reporting period ended June 30, 2014, Class A shares at NAV of the AllianzGI Wellness Fund (the “Fund”) returned 34.03% outperforming the World Healthcare and Consumer Blended Benchmark (the “benchmark index”) which returned 25.58%.

Overall, the outperformance was driven by both allocation effects from overweighting biotechnology, healthcare facilities, and life sciences tools and services, and positive stock selection, particularly in a number of pharmaceutical companies.

Our positions in both the pharmaceutical and biotechnology industries made the strongest contribution to performance during the period. The Fund also benefitted from stock selection within healthcare equipment industries. The overweight in the biotechnology sector resulted in the largest positive allocation effect. In general the biotechnology sector benefitted from positive news flow from established commercial drugs and drug pipelines. This pipeline progress makes the commercialization of the developmental treatments more likely.

The largest detractor to performance was an individual biotechnology company. One of our holdings dropped due to safety concerns with its lead drug. Marketing of the drug was suspended by the FDA due to cardiovascular concerns associated with the treatment. Because of the diminished growth outlook for the company we sold the stock. The Fund was also negatively impacted by some additional stock selection within biotechnology.

During the first and second quarters of 2014, the Fund reduced some exposure in higher valuation biotechnology companies and redeployed the proceeds into large cap pharmaceutical companies. We also sold some service-related companies due to the disappointing rollout of Obamacare. Finally, the Fund’s recently arrived new portfolio manager has decreased some exposure to earlier stage biotechnology companies in favor of more established, profitable companies.

Outlook

Over the past year much of the healthcare news flow revolved around the implementation of the Affordable Care Act. However, the onset of President Obama’s initiative has been met with significant challenge and has been generally characterized by many as a disappointment.

The October rollout of insurance coverage was plagued by woefully inadequate technology. We believe the insurance exchanges are particularly important to the welfare of the Affordable Care Act as President Obama delayed for a year the implementation of employer-mandated coverage. While there is currently a tremendous amount of political finger pointing, the Government has enlisted the private sector’s help to solve the rollout’s problems. Enrollment has gained traction in many insurance exchanges. Despite this improvement we probably won’t know the ultimate success or failure of the initiative for many years to come.

We believe that the long term investment outlook for global healthcare remains quite strong and promising. Our focus continues to be on companies and Healthcare sectors that are delivering innovative and profitable new treatments and cost effective, productivity-enhancing medical solutions. These factors are driving solid long term earnings growth and reasonable overall valuations for global healthcare stocks.

Average Annual Total Return for the period ended June 30, 2014

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Wellness Fund Class A	34.03%	21.64%	9.05%	12.23%
AllianzGI Wellness Fund Class A (adjusted)	26.66%	20.27%	8.44%	11.87%
AllianzGI Wellness Fund Class B	33.03%	20.72%	8.40%	11.85%
AllianzGI Wellness Fund Class B (adjusted)	28.03%	20.53%	8.40%	11.85%
AllianzGI Wellness Fund Class C	33.05%	20.73%	8.24%	11.40%
AllianzGI Wellness Fund Class C (adjusted)	32.05%	20.73%	8.24%	11.40%
AllianzGI Wellness Fund Class D	34.04%	21.65%	9.05%	12.26%
MSCI World Index	24.05%	14.99%	7.25%	6.25%
World Healthcare and Consumer Blended Benchmark	25.58%	19.10%	9.30%	6.34%
Lipper Health/Biotechnology Funds Average	36.36%	23.58%	11.66%	12.21%

† The Fund began operations on 12/31/96. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 12/31/96.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 42 and 43 for more information. The Fund’s expense ratios are 1.46% for Class A shares, 2.21% for Class B shares, 2.21% for Class C shares and 1.46% for Class D shares. Expense ratio information is as of the Fund’s current prospectus dated August 28, 2013, as supplemented to date.

40	June 30, 2014 |	Annual Report

Unaudited

AllianzGI Wellness Fund (cont’d)

Cumulative Returns Through June 30, 2014

The Fund began operations on 12/31/96. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of June 30, 2014)

Pharmaceuticals	39.0%
Biotechnology	22.6%
Health Care Equipment & Supplies	12.4%
Health Care Providers & Services	10.4%
Life Sciences Tools & Services	7.9%
Health Care Technology	3.7%
Food & Staples Retailing	2.4%
Securities Sold Short*	–0.8%
Cash & Equivalents — Net (including Options Purchased)	2.4%
*	Table below details the industry/sectors allocation for securities sold short

Industry/Sectors - Securities Sold Short

Pharmaceuticals	–0.8%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D
Beginning Account Value (1/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/14)	$1,133.30	$1,129.20	$1,129.00	$1,133.40
Expenses Paid During Period	$7.72	$11.67	$11.67	$7.72

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D
Beginning Account Value (1/1/14)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/14)	$1,017.55	$1,013.84	$1,013.84	$1,017.55
Expenses Paid During Period	$7.30	$11.03	$11.03	$7.30

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.46% for Class A, 2.21% for Class B, 2.21% for Class C and 1.46% for Class D), multiplied by the average account value over the period, multiplied by 181/365.

Annual Report	| June 30, 2014	41

Unaudited

Important Information

Share Class (A/B/C)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the noted A, B, or C share class is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the Institutional share class, and the Class A, B and/or C shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI NFJ Dividend Value (10/01), AllianzGI NFJ Large-Cap Value (7/02), AllianzGI NFJ Small-Cap Value (1/97), AllianzGI Mid-Cap (2/02), AllianzGI Emerging Markets Opportunities (8/06), AllianzGI Global Natural Resources (3/06), AllianzGI Global Small-Cap (2/02) and AllianzGI Technology (2/02). The oldest share class for the following Funds is C, and the A and B shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI NFJ Mid-Cap Value (A in 2/91, B in 5/95), AllianzGI Focused Growth (A in 10/90, B in 5/95) and AllianzGI Opportunity (A in 12/90, B in 3/99). The oldest share class for AllianzGI Wellness is the D share class, and the A, B and C shares were first offered in 2/02. For AllianzGI International Managed Volatility the oldest share class is the Institutional share class and A and C shares were first offered in 11/04. For AllianzGI NFJ International Value the oldest share class is the Institutional share class and A and C shares were first offered in 4/05. For AllianzGI Small-Cap Blend, A and C shares were each first offered in 7/13.

Class A shares are subject to an initial sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC) which declines from 5% in the first year to 0% at the beginning of the seventh year. Class C shares are subject to a 1% CDSC for shares redeemed in the first year.

As of November 1, 2009, Class B shares of Allianz Funds are no longer available for purchase, except through exchanges and dividend reinvestment.

Share Class (D)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the noted D share class is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the Institutional shares, and the D shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI NFJ Dividend Value (10/01), AllianzGI NFJ Large-Cap Value (7/02), AllianzGI NFJ Mid-Cap Value (4/98), AllianzGI NFJ Small-Cap Value (6/02), AllianzGI Mid-Cap (12/00), AllianzGI Emerging Markets Opportunities (8/06), AllianzGI International Managed Volatility (11/04), AllianzGI NFJ International Value (4/05), AllianzGI Global Natural Resources (3/06), AllianzGI Global Small-Cap (3/99) and AllianzGI Technology (1/99). The oldest share class for AllianzGl Focused Growth is the C shares, and the D shares were first offered in (1/00). For AllianzGI Small-Cap Blend, Class D shares were first offered in 7/13.

Share Class (R)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The oldest share classes are (Fund/share class): AllianzGI NFJ Dividend Value/Institutional and Administrative, AllianzGI NFJ Mid-Cap Value/C, AllianzGI NFJ Small-Cap Value/Institutional, AllianzGI Focused Growth/C and AllianzGI Mid-Cap/Institutional. Class R shares for these Funds were first offered in 12/02. The oldest share class for AllianzGI NFJ Large-Cap Value is the Institutional share class and it first offered Class R shares in 11/09. The oldest share class for AllianzGI Opportunity is Class C, and it first offered

Class R shares in 11/09. The oldest share class for AllianzGI International Managed Volatility is the Institutional share class, and the Class R shares was first offered in 1/06. The oldest share class for AllianzGI NFJ International Value is the Institutional share class and the Fund first offered Class R shares in 11/09.

Share Class (P)

Class P shares were launched in July 2008, except for Class P shares of AllianzGI NFJ Mid-Cap Value Fund, which were launched February 28, 2011, Class P shares of AllianzGI Mid-Cap Fund, which were launched April 2, 2012 and Class P shares of AllianzGI Small-Cap Blend, which were launched July 1, 2013.

Share Class (Institutional/Administrative)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the noted Institutional or Administrative share class is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the C shares, and the Institutional and Administrative shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI NFJ Mid-Cap Value (4/88), AllianzGI Focused Growth and AllianzGI Opportunity (3/99). The oldest share class for the following Funds is the Institutional class and the Administrative shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI NFJ Large-Cap Value (9/06), AllianzGI NFJ Small-Cap Value (11/95), AllianzGI Technology (3/05) and AllianzGI Mid-Cap (2/02). For AllianzGI Small-Cap Blend, Institutional Class shares were first offered in 7/13.

Share Class (R6)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The oldest share class for the following funds is the Institutional class and Class R6 shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI NFJ Dividend Value (12/13), AllianzGI NFJ International Value (12/13) and AllianzGI NFJ Small-Cap Value (12/13).

Returns measure performance from the inception of the oldest share class to the present, therefore some returns predate the inception of the noted share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

As of May 1, 2009, the Trust does not charge any redemption fees on the redemption or exchange of Fund shares.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Average Annual Total Return charts for each Fund assume the initial investment was made on the first day of the Fund’s initial fiscal year. The charts reflect any sales load that would have applied at the time of purchase or any CDSC that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividend and capital gain distributions were reinvested. They do not take into account the effect of taxes. The

42	June 30, 2014 |	Annual Report

benchmark cumulative return began on the last day of the month of the respective Fund’s inception date, unless otherwise noted.

Proxy Voting

The Funds’ Investment Adviser and Sub-Advisers have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by Allianz Funds (the “Trust”) as the policies and procedures that the applicable Sub-Adviser will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy, the factors that the Sub-Adviser may consider in determining how to vote proxies for each Fund and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are provided without charge, upon request, by calling the Trust at 1-800-988-8380 (Class A, Class B, Class C and Class R) or 1-800-498-5413 (Class D, Class P, Class R6, Institutional and Administrative classes) and on the Allianz Global Investors website at us.allianzgi.com, and on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of the fiscal year; such filings are available on the SEC’s Web site at http://www.sec.gov. A copy of the Funds’ Form N-Q, when available, will be provided without charge, upon request, by calling the Fund at 1-800-988-8380 (Class A, Class B, Class C and Class R) or 1-800-498-5413 (Class D, Class P, Class R6, Institutional and Administrative classes). In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The following disclosure provides important information regarding each Fund’s Shareholder Expense Example, which appears on each Fund Summary page in this Annual Report. Please refer to this information when reviewing the Shareholder Expense Example for a Fund.

Shareholder Expense Example

The Shareholder Expense Example is based on $1,000.00 invested at the beginning of and held for the entire period. Shareholders of the Funds incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory and administration fees; distribution and/or service (12b-1) fees and other Fund expenses. The Shareholder Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on $1,000.00 invested at the beginning and held for the entire period January 1, 2014 through June 30, 2014.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by advisory and administration fees (for example, expenses of the trustees and their counsel or litigation expenses) and/or because of reductions in the administration fees resulting from the size of the fund.

Credit Ratings

Bond ratings apply to the underlying holdings of a Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined for purposes of presentations in this report by using ratings provided by Moody’s Investors Service, Inc. (“Moody’s”). Presentations of credit ratings information in this report use ratings provided by Moody’ for this purpose, among other reasons, because of the access to background information and other materials provided by Moody’s, as well as the Funds’ considerations of industry practice. When a bond is not rated by Moody’s, it is designated as “NR” for not rated. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change periodically, even as frequently as daily. Ratings assigned by Moody’s or another rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the applicable Funds, Allianz Global Investors US LLC, the sub-adviser to the applicable Fund, develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agencies or third-party research.

All the information on the Fund Summary pages, including Portfolio Insights, Average Annual Total Return and Cumulative Returns charts, Shareholder Expense Examples and Allocation Summaries is unaudited.

Allianz Global Investors Distributors LLC, 1633 Broadway, New York, NY, 10019, us.allianzgi.com, 1-800-988-8380 (retail classes: A, B, C & R) or 1-800-498-5413 (Class D, Class P, Class R6, Institutional and Administrative classes).

Annual Report	| June 30, 2014	43

Unaudited

Benchmark Descriptions

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Prior to November 1, 2006, performance data for the MSCI Indices was calculated gross of dividend tax withholding. Performance data presently shown for the Indices is net of dividend tax withholding. This recalculation results in lower performance for the Indices.

Index	Description
Barclays US Aggregate Index	The Barclays US Aggregate Bond Index is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. It is generally considered to be representative of the domestic, investment-grade, fixed-rate, taxable bond market.

BofA Merrill Lynch All Convertibles Index	The BofA Merrill Lynch All Convertibles Index is a widely used, unmanaged index that measures the performance of US dollar-denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance.

BofA Merrill Lynch US High Yield Master II Index	The BofA Merrill Lynch US High Yield Master II Index is an unmanaged index consisting of US dollar denominated bonds that are issued in countries having BBB3 or higher debt rating with at least one year remaining until maturity. All bonds must have credit rating below investment grade but not default.

Custom Commodity Equity Benchmark	The Custom Commodity Equity Benchmark represents the performance of a hypothetical index developed by the Adviser. This blended benchmark is comprised of four underlying indices in the following proportions: 25% DAX Global Agribusiness Index, 30% MSCI World Energy Index, 25% MSCI World Materials index and 20% MSCI ACWI Industrials (equal-weighted) Index. The DAX Global Agribusiness Index replicates the performance of the largest and most liquid agribusiness companies. The MSCI World Energy Index is a component of the MSCI World Index and represents the energy securities defined by MSCI. The MSCI World Materials Index is a component of the MSCI World Index and represents the materials securities defined by MSCI. The MSCI ACWI Industrials (equal-weighted) Index is a component of the MSCI All Country World Index and represents the industrials securities defined by MSCI calculated equal-weighted. Performance data presently shown for MSCI and DAX Indexes is net of dividend tax withholding. It is not possible to invest directly in the blended benchmark or in the indices from which it is derived.

MSCI All Country World ex-US Index	The MSCI All Country World ex-US Index (MSCI ACWI ex-US) is a market-capitalization index designed to measure equity market performance in 44 developed and emerging countries excluding the U.S.

MSCI EAFE Index	The MSCI EAFE Index (Europe, Australasia and Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

MSCI EAFE Minimum Volatility Index

The MSCI EAFE Minimum Volatility Index aims to reflect the performance characteristics of a minimum variance strategy applied to the large and mid-cap equity universe across 22 Developed Markets countries1 (excluding the US and Canada). The index is calculated by optimizing the MSCI EAFE Index, its parent index, for the lowest absolute risk (within a given set of constraints). Historically, the index has shown lower beta and volatility characteristics relative to the MSCI EAFE Index.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

MSCI USA Minimum Volatility Index

The MSCI USA Minimum Volatility Index aims to reflect the performance characteristics of a minimum variance strategy applied to the large and mid-cap USA equity universe. The index is calculated by optimizing the MSCI USA Index, its parent index, in USD for the lowest absolute risk (within a given set of constraints). Historically, the index has shown lower beta and volatility characteristics relative to the MSCI USA Index.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

44	June 30, 2014 |	Annual Report

Index	Description

MSCI World Small-Cap Index	The MSCI World Small-Cap Index is a free float-adjusted market capitalization index that is designed to measure small-cap equity performance in the global developed markets. The Index targets 40% of the eligible small-cap universe within each industry group, within each country. MSCI defines the small-cap universe as all listed securities with a market capitalization in the range of USD 200-1,500 million.

NASDAQ Composite Index	The NASDAQ Composite Index is a market-value-weighted, technology-oriented index composed of approximately 5,000 domestic and foreign securities.

Russell 1000 Index	The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest companies in the Russell 3000 Index and represents approximately 90% of the total market capitalization of the Russell 3000 Index. It is highly correlated with the S&P 500 Index.
Russell 1000 Growth Index	The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index	The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Index	The Russell 2000 Index is an unmanaged index that consists of the 2,000 smallest companies in the Russell 3000 Index and represents approximately 10% of the total market capitalization of the Russell 3000. It is generally considered representative of the small-cap market.

Russell 2000 Growth Index	The Russell 2000 Growth Index is an unmanaged index composed of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index	The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000 Value Index	The Russell 3000 Value Index is an unmanaged index composed of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap Index	The Russell Midcap Index is an unmanaged index that represents the smallest, by market capitalization, 800 companies in the Russell 1000 Index.

Russell Midcap Growth Index	Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

Russell Midcap Value Index	The Russell Midcap Value Index is an unmanaged index that measures the performance of medium capitalization companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

Russell Top 200 Value Index	The Russell Top 200 Value Index is an unmanaged index that measures the performance of those Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

S&P 500 Index	The Standard & Poor’s 500 Index is an unmanaged market index that is generally representative of the US stock market.

S&P North American Technology Sector Index	The S&P North American Technology Sector Index is a modified capitalization-weighted index of selected technology stocks.

World Energy & Materials Composite	The World Energy & Materials Composite represents the performance of a hypothetical index developed by the Adviser. This composite is derived from the World Energy and World Materials components of the MSCI World Index, which is described above. The two components are weighted in the composite based on the market capitalization of those sectors from the prior month. As a result, the weightings of the two components in the composite may vary from month to month.

World Healthcare and Consumer Blended Benchmark	The World Healthcare and Consumer Blended Benchmark is a blend of 70% MSCI World Healthcare Index, 15% MSCI World Consumer Discretionary Index and 15% MSCI World Consumer Staples Index. The World Healthcare and Consumer Blended Index represents the performance of a hypothetical index developed by the Adviser.

Annual Report	| June 30, 2014	45

Schedule of Investments

June 30, 2014

AllianzGI Emerging Markets Opportunities Fund

	Shares	Value
Common Stock—95.4%
Brazil—8.7%
Arteris S.A.	35,913	$299,072
Cia de Saneamento de Minas Gerais	18,621	341,322
Cia Energetica de Minas Gerais ADR	205,247	1,639,923
Cielo S.A.	218,238	4,494,152
EPD—Energias do Brasil S.A.	123,077	604,384
Itau Unibanco Holding S.A. ADR	157,742	2,268,337
JBS S.A.	185,691	638,720
Porto Seguro S.A.	60,376	870,595

		11,156,505

China—14.7%
Agricultural Bank of China Ltd., Class H	3,960,000	1,747,838
Bank of China Ltd., Class H	8,096,000	3,624,691
China Citic Bank Corp. Ltd., Class H	1,155,000	700,317
China Communications Construction Co., Ltd., Class H	484,000	325,632
China Railway Construction Corp. Ltd., Class H	1,493,000	1,318,307
China Railway Group Ltd., Class H	1,088,000	534,627
China Resources Cement Holdings Ltd.	1,406,000	881,509
GOME Electrical Appliances Holding Ltd.	5,468,000	888,287
Huaneng Power International, Inc., Class H	1,192,000	1,343,474
Industrial & Commercial Bank of China Ltd., Class H	1,607,300	1,016,352
New Oriental Education & Technology Group, Inc. ADR	56,864	1,510,877
PetroChina Co., Ltd., Class H	660,000	829,416
Sihuan Pharmaceutical Holdings Group Ltd.	6,042,000	3,679,660
Sinotrans Ltd., Class H	560,000	361,973

		18,762,960

Germany—0.9%
Infineon Technologies AG (c)	97,329	1,214,972

Hong Kong—2.5%
Bank of East Asia Ltd.	319,400	1,324,241
Hysan Development Co., Ltd.	44,000	206,648
MGM China Holdings Ltd.	288,000	1,000,676
Yue Yuen Industrial Holdings Ltd.	186,000	629,540

		3,161,105

India—11.0%
Apollo Tyres Ltd.	1,112,794	3,692,269
Canara Bank	128,990	990,712
HCL Technologies Ltd.	62,899	1,572,559
Infosys Ltd.	13,892	749,311
LIC Housing Finance Ltd.	482,061	2,626,631
Sintex Industries Ltd.	452,138	739,194
Tata Consultancy Services Ltd.	48,613	1,952,067
Tata Motors Ltd.	236,937	1,702,519

		14,025,262

Indonesia—0.8%
Indofood Sukses Makmur Tbk PT	857,500	485,078

	Shares	Value
Perusahaan Gas Negara Persero Tbk PT	1,178,400	$553,831

		1,038,909

Israel—1.0%
Teva Pharmaceutical Industries Ltd. ADR	24,000	1,258,080

Korea (Republic of)—15.0%
Amorepacific Corp.	435	655,209
Daesang Corp.	25,053	1,137,702
Hyosung Corp.	15,341	1,025,262
Kia Motors Corp.	54,808	3,066,255
Korea Electric Power Corp.	22,132	814,759
KT&G Corp.	11,264	996,371
LG Uplus Corp.	223,435	2,035,037
LS Corp.	12,332	905,697
Mando Corp.	6,981	876,140
Samsung Electronics Co., Ltd.	2,701	3,527,367
SK Holdings Co., Ltd.	6,364	1,148,424
SK Hynix, Inc. (d)	61,103	2,934,035

		19,122,258

Malaysia—2.0%
Public Bank Bhd.	292,300	1,782,469
Telekom Malaysia Bhd.	205,800	406,986
UMW Holdings Bhd.	105,100	357,604

		2,547,059

Mexico—1.7%
Gruma S.A.B. de C.V., Class B (d)	153,873	1,841,589
Ternium S.A. ADR	9,927	277,261

		2,118,850

Peru—1.5%
Credicorp Ltd.	12,002	1,865,951

Philippines—0.2%
Universal Robina Corp.	64,550	228,146

Poland—1.6%
Orange Polska S.A.	172,722	551,682
PGE S.A.	217,989	1,553,006

		2,104,688

Russian Federation—6.6%
Lukoil OAO ADR	77,641	4,644,485
MMC Norilsk Nickel OJSC ADR	142,676	2,826,411
Sistema JSFC (b)(d)	736,058	986,318

		8,457,214

South Africa—2.6%
AVI Ltd.	68,364	393,728
Standard Bank Group Ltd.	75,766	1,033,207
Vodacom Group Ltd.	149,729	1,850,642

		3,277,577

Switzerland—0.8%
Novartis AG ADR	7,776	703,961
Sonova Holding AG	1,679	255,985

		959,946

Taiwan—16.2%
AcBel Polytech, Inc.	727,000	1,088,139
Advanced Semiconductor Engineering, Inc.	777,000	1,006,839
Asustek Computer, Inc.	181,000	2,022,844
Catcher Technology Co., Ltd.	110,000	1,026,555
Compal Electronics, Inc.	889,000	727,678
Faraday Technology Corp.	183,000	253,642
Gigabyte Technology Co., Ltd.	178,000	285,189
Grand Pacific Petrochemical	440,000	275,624

	Shares	Value
Hon Hai Precision Industry Co., Ltd.	1,462,000	$4,901,451
Kinsus Interconnect Technology Corp.	169,000	759,548
Lite-On Technology Corp.	118,270	197,525
Micro-Star International Co., Ltd.	478,000	719,745
Pegatron Corp.	1,041,000	1,989,600
Pou Chen Corp.	492,000	592,758
Powertech Technology, Inc.	278,000	503,132
Radiant Opto-Electronics Corp.	186,000	798,104
Siliconware Precision Industries Co.	1,043,000	1,717,042
SinoPac Financial Holdings Co., Ltd.	473,000	213,044
Synnex Technology International Corp.	370,000	623,836
Taiwan Semiconductor Manufacturing Co., Ltd.	62,000	262,356
Teco Electric and Machinery Co., Ltd.	255,000	293,529
Winbond Electronics Corp. (d)	965,000	387,812

		20,645,992

Thailand—0.4%
PTT Global Chemical PCL NVDR	260,700	542,323

Turkey—2.4%
Eregli Demir ve Celik Fabrikalari TAS	1,683,008	3,014,133

United Kingdom—2.1%
British American Tobacco PLC	4,028	240,081
Mondi PLC	137,443	2,495,263

		2,735,344

United States—2.7%
Lear Corp.	13,099	1,170,003
Marvell Technology Group Ltd.	16,911	242,334
Philip Morris International, Inc.	24,100	2,031,871

		3,444,208

Total Common Stock (cost—$103,403,987)		121,681,482

Preferred Stock—2.8%
Brazil—0.4%
Cia Energetica de Sao Paulo, Class B	39,000	490,699

Russian Federation—2.4%
Surgutneftegas OAO (b)(d)	3,741,677	3,068,175

Total Preferred Stock (cost—$3,077,076)		3,558,874

Rights—0.0%
Malaysia—0.0%
Public Bank Bhd., expires 7/4/14 (d) (cost—$0)	29,230	50,067

46	Annual Report	| June 30, 2014 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2014

	Principal Amount (000s)	Value
Repurchase Agreements—0.5%
State Street Bank and Trust Co., dated 6/30/14, 0.00%, due 7/1/14, proceeds $692,000; collateralized by Fannie Mae, 1.63%, due 1/10/20, valued at $706,875 including accrued interest
(cost—$692,000)	$692	$692,000

Total Investments (cost—$107,173,063) (a)—98.7%		125,982,423

Other assets less liabilities—1.3%		1,645,459

Net Assets—100.0%		$127,627,882

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $88,161,860, representing 69.1% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Fair-Valued—Securities with an aggregate value of $4,054,493, representing 3.2% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Affiliated security.

(d) Non-income producing.

Glossary:

ADR—American Depositary Receipt

NVDR—Non-Voting Depository Receipt

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Banks	13.0%
Semiconductors & Semiconductor Equipment	10.6%
IT Services	6.8%
Oil, Gas & Consumable Fuels	6.6%
Technology Hardware, Storage & Peripherals	5.6%
Metals & Mining	4.8%
Auto Components	4.5%
Pharmaceuticals	4.5%
Electronic Equipment, Instruments & Components	4.3%
Automobiles	4.0%
Food Products	3.8%
Electric Utilities	3.6%
Tobacco	2.6%
Diversified Telecommunication Services	2.3%
Wireless Telecommunication Services	2.3%
Thrifts & Mortgage Finance	2.1%
Paper & Forest Products	1.9%
Electrical Equipment	1.7%
Construction & Engineering	1.7%
Independent Power Producers & Energy Traders	1.5%
Chemicals	1.4%
Diversified Consumer Services	1.2%
Textiles, Apparel & Luxury Goods	1.0%
Industrial Conglomerates	0.9%
Hotels, Restaurants & Leisure	0.8%
Specialty Retail	0.7%
Construction Materials	0.7%
Insurance	0.7%
Building Products	0.6%
Personal Products	0.5%
Gas Utilities	0.4%
Air Freight & Logistics	0.3%
Water Utilities	0.2%
Transportation Infrastructure	0.2%
Health Care Equipment & Supplies	0.2%
Real Estate Management & Development	0.2%
Repurchase Agreements	0.5%
Other assets less liabilities	1.3%

100.0%

AllianzGI Focused Growth Fund

	Shares	Value
Common Stock—99.0%
Aerospace & Defense—5.6%
Precision Castparts Corp.	87,600	$22,110,240
United Technologies Corp.	127,045	14,667,345

		36,777,585

Auto Components—2.5%
BorgWarner, Inc.	250,305	16,317,383

Automobiles—1.7%
Tesla Motors, Inc. (a)	47,510	11,405,251

Banks—2.9%
Wells Fargo & Co.	368,100	19,347,336

Beverages—4.0%
Coca-Cola Co.	413,770	17,527,297
Monster Beverage Corp. (a)	120,305	8,545,264

		26,072,561

Biotechnology—10.9%
Biogen Idec, Inc. (a)	165,190	52,086,059
Gilead Sciences, Inc. (a)	232,900	19,309,739

		71,395,798

Chemicals—1.9%
PPG Industries, Inc.	61,235	12,868,535

Communications Equipment—2.0%
QUALCOMM, Inc.	166,835	13,213,332

Electrical Equipment—2.5%
Eaton Corp. PLC	217,025	16,749,990

Food & Staples Retailing—2.3%
Costco Wholesale Corp.	130,445	15,022,046

Food Products—3.1%
Hershey Co.	209,985	20,446,239

Internet & Catalog Retail—6.4%
Amazon.com, Inc. (a)	65,030	21,120,443
Priceline Group, Inc. (a)	17,615	21,190,845

		42,311,288

Internet Software & Services—9.1%
Facebook, Inc., Class A (a)	369,640	24,873,075
Google, Inc., Class A (a)	36,030	21,065,660
Yelp, Inc. (a)	178,160	13,661,309

		59,600,044

IT Services—3.7%
Visa, Inc., Class A	114,905	24,211,633

Media—4.0%
Comcast Corp., Class A	494,710	26,556,033

Oil, Gas & Consumable Fuels—6.3%
Pioneer Natural Resources Co.	86,095	19,785,492
Range Resources Corp.	127,820	11,113,949
Valero Energy Corp.	205,960	10,318,596

		41,218,037

Pharmaceuticals—7.9%
AbbVie, Inc.	335,415	18,930,823
Actavis PLC (a)	75,070	16,744,363
Bristol-Myers Squibb Co.	331,780	16,094,648

		51,769,834

Road & Rail—3.3%
Union Pacific Corp.	219,006	21,845,848

See accompanying Notes to Financial Statements	| June 30, 2014 |	Annual Report	47

Schedule of Investments

June 30, 2014

	Shares	Value
Semiconductors & Semiconductor Equipment—1.8%
Microchip Technology, Inc.	241,950	$11,809,580

Software—6.0%
Microsoft Corp.	514,725	21,464,032
Salesforce.com, Inc. (a)	306,100	17,778,288

		39,242,320

Specialty Retail—2.2%
Tractor Supply Co.	239,045	14,438,318

Technology Hardware, Storage & Peripherals—4.0%
Apple, Inc.	280,820	26,096,603

Textiles, Apparel & Luxury Goods—2.3%
Michael Kors Holdings Ltd. (a)	169,130	14,993,375

Tobacco—2.6%
Philip Morris International, Inc.	203,115	17,124,626

Total Common Stock (cost—$460,676,990)		650,833,595

	Principal Amount (000s)
Repurchase Agreements—1.2%
State Street Bank and Trust Co., dated 6/30/14, 0.00%, due 7/1/14, proceeds $7,561,000; collateralized by Fannie Mae, 1.63%, due 1/10/20, valued at $7,712,250 including accrued interest
(cost—$7,561,000)	$7,561	7,561,000

Total Investments (cost—$468,237,990)—100.2%		658,394,595

Liabilities in excess of other assets—(0.2)%		(1,637,224)

Net Assets—100.0%		$656,757,371

Notes to Schedule of Investments:

(a) Non-income producing.

AllianzGI Global Natural Resources Fund

	Shares	Value
Common Stock—99.4%
Australia—2.2%
BHP Billiton Ltd.	19,300	$658,219
Rio Tinto Ltd.	9,000	504,900

		1,163,119

Brazil—1.1%
Vale S.A. ADR	45,500	601,965

Canada—4.2%
Barrick Gold Corp.	28,236	517,063
Canadian National Railway Co.	9,430	613,319
Enbridge, Inc.	11,980	568,434
Goldcorp, Inc.	17,834	497,724

		2,196,540

China—1.8%
Beijing Enterprises Holdings Ltd.	52,000	491,555
Trina Solar Ltd. ADR (b)	36,540	468,808

		960,363

Denmark—1.8%
Vestas Wind Systems A/S (b)	18,965	956,948

France—3.4%
Schneider Electric SE	6,405	603,949
Total S.A.	16,115	1,165,915

		1,769,864

Germany—2.8%
BASF SE	8,440	981,771
Lanxess AG	7,185	484,621

		1,466,392

Ireland—0.9%
Smurfit Kappa Group PLC	20,205	462,452

Japan—2.8%
FANUC Corp.	2,900	500,795
Mitsui & Co., Ltd.	26,700	428,044
SMC Corp.	2,000	535,923

		1,464,762

Mexico—1.1%
Cemex S.A.B. de C.V. ADR (b)	44,500	588,735

Netherlands—1.8%
Constellium NV, Class A (b)	19,700	631,582
Core Laboratories NV	2,000	334,120

		965,702

Singapore—2.0%
First Resources Ltd.	197,000	376,294
Golden Agri-Resources Ltd.	862,000	384,441
Keppel Corp. Ltd.	34,000	294,320

		1,055,055

Spain—1.8%
Gamesa Corp. Tecnologica S.A. (b)	73,660	918,725

Switzerland—1.5%
Weatherford International PLC (b)	34,600	795,800

United Kingdom—4.4%
BHP Billiton PLC	15,500	503,889
Rio Tinto PLC	12,000	647,931
Royal Dutch Shell PLC, Class A	27,570	1,139,268

		2,291,088

United States—65.8%
Alcoa, Inc.	14,200	211,438
Anadarko Petroleum Corp.	7,735	846,750
Antero Resources Corp. (b)	7,445	488,615

	Shares	Value
Archer-Daniels-Midland Co.	18,075	$797,288
Ashland, Inc.	3,670	399,076
Bonanza Creek Energy, Inc. (b)	9,550	546,164
Cabot Oil & Gas Corp.	23,100	788,634
Chevron Corp.	7,985	1,042,442
Cobalt International Energy, Inc. (b)	23,920	438,932
Concho Resources, Inc. (b)	8,060	1,164,670
CSX Corp.	17,050	525,311
Eagle Materials, Inc.	5,940	560,023
Ecolab, Inc.	17,030	1,896,120
EOG Resources, Inc.	13,400	1,565,924
Halliburton Co.	14,600	1,036,746
JB Hunt Transport Services, Inc.	7,170	529,003
Kansas City Southern	4,850	521,424
Kinder Morgan, Inc.	13,200	478,632
Kirby Corp. (b)	7,040	824,666
Kodiak Oil & Gas Corp. (b)	40,005	582,073
Laredo Petroleum Holdings, Inc. (b)	21,370	662,043
LyondellBasell Industries NV, Class A	8,900	869,085
Marathon Petroleum Corp.	5,740	448,122
Monsanto Co.	9,265	1,155,716
Noble Energy, Inc.	6,945	537,960
Oceaneering International, Inc.	5,165	403,541
Patterson-UTI Energy, Inc.	28,045	979,892
PDC Energy, Inc. (b)	8,145	514,357
Phillips 66	11,445	920,521
Pioneer Natural Resources Co.	4,860	1,116,877
PPG Industries, Inc.	4,660	979,299
Praxair, Inc.	4,085	542,651
Range Resources Corp.	13,100	1,139,045
Rock-Tenn Co., Class A	4,065	429,223
RPC, Inc.	38,900	913,761
Schlumberger Ltd.	10,060	1,186,577
Sealed Air Corp.	13,890	474,621
Sherwin-Williams Co.	3,905	807,984
SM Energy Co.	4,850	407,885
SolarCity Corp. (b)	5,940	419,364
Southwestern Energy Co. (b)	21,300	968,937
SunPower Corp. (b)	18,900	774,522
U.S. Silica Holdings, Inc.	12,700	704,088
Union Pacific Corp.	5,490	547,627
Valero Energy Corp.	19,720	987,972
Vulcan Materials Co.	8,100	516,375

		34,651,976

Total Common Stock (cost—$41,296,905)		52,309,486

48	Annual Report	| June 30, 2014 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2014

	Principal Amount (000s)	Value
Repurchase Agreements—0.6%
State Street Bank and Trust Co., dated 6/30/14, 0.00%, due 7/1/14, proceeds $333,000; collateralized by Fannie Mae, 1.63%, due 1/10/20, valued at $341,250 including accrued interest
(cost—$333,000)	$333	$333,000

Total Investments (cost—$41,629,905) (a)—100.0%		52,642,486

Other assets less liabilities—0.0%		25,025

Net Assets—100.0%		$52,667,511

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $12,039,960, representing 22.9% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:

ADR—American Depositary Receipt

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Oil, Gas & Consumable Fuels	35.1%
Chemicals	15.4%
Energy Equipment & Services	10.8%
Metals & Mining	10.3%
Electrical Equipment	5.6%
Road & Rail	5.2%
Construction Materials	3.2%
Food Products	2.9%
Containers & Packaging	2.6%
Semiconductors & Semiconductor Equipment	2.4%
Machinery	2.0%
Marine	1.6%
Industrial Conglomerates	1.5%
Trading Companies & Distributors	0.8%
Repurchase Agreements	0.6%
Other assets less liabilities	0.0%

100.0%

AllianzGI Global Small-Cap Fund

	Shares	Value
Common Stock—97.4%
Australia—0.8%
BlueScope Steel Ltd. (d)	120,400	$616,661
Dick Smith Holdings Ltd. (d)	146,000	269,735
Spotless Group Holdings Ltd. (d)	225,144	350,294
Vocation Ltd. (d)	159,500	458,721

		1,695,411

Austria—0.7%
Schoeller-Bleckmann Oilfield Equipment AG (c)	11,134	1,436,763

China—0.6%
China Everbright International Ltd.	438,000	624,458
China Machinery Engineering Corp., Class H	354,000	209,404
Sunny Optical Technology Group Co., Ltd.	261,000	369,217

		1,203,079

Denmark—1.2%
SimCorp A/S (c)	41,419	1,426,023
Topdanmark A/S (d)	34,461	1,048,699

		2,474,722

Finland—1.2%
Amer Sports Oyj	44,864	918,070
Vacon PLC (c)	36,792	1,493,746

		2,411,816

France—2.6%
GameLoft SE (c)(d)	133,105	1,228,696
Korian-Medica	24,505	936,176
Sartorius Stedim Biotech	10,367	1,862,371
Virbac S.A.	5,429	1,254,378

		5,281,621

Germany—3.5%
Aareal Bank AG (c)	31,570	1,452,351
Bechtle AG (c)	14,885	1,272,749
Bertrandt AG	3,267	519,170
CANCOM SE (c)	25,753	1,316,516
Gerry Weber International AG	17,471	852,460
Wirecard AG	34,563	1,490,628

		6,903,874

Greece—0.7%
OPAP S.A.	80,326	1,428,138

Hong Kong—1.5%
Future Bright Holdings Ltd.	753,000	364,267
Ju Teng International Holdings Ltd. (c)	1,014,000	727,835
Nexteer Automotive Group Ltd.	1,033,000	720,012
Playmates Toys Ltd.	872,000	331,976
Techtronic Industries Co.	98,000	314,158
Xinyi Glass Holdings Ltd.	886,000	520,088

		2,978,336

Indonesia—0.2%
Erajaya Swasembada Tbk PT (d)	3,608,200	328,914

Ireland—1.2%
Glanbia PLC	75,283	1,140,121
ICON PLC (d)	24,654	1,161,450

		2,301,571

	Shares	Value
Italy—1.2%
Banca Popolare di Milano Scarl (d)	1,560,826	$1,397,357
De’ Longhi	41,243	891,519
World Duty Free SpA (d)	3,229	39,319

		2,328,195

Japan—9.8%
Aica Kogyo Co., Ltd.	48,300	1,032,239
Coca-Cola East Japan Co., Ltd.	31,400	799,593
Don Quijote Holdings Co., Ltd.	9,800	546,755
Fukushima Industries Corp.	45,000	719,175
Hitachi Transport System Ltd.	60,000	936,150
Hoshizaki Electric Co., Ltd.	24,800	1,237,843
Inaba Denki Sangyo Co., Ltd.	27,800	938,255
Japan Airport Terminal Co., Ltd.	39,400	1,169,547
Kakaku.com, Inc.	49,200	862,770
Kusuri No Aoki Co., Ltd.	23,800	862,290
Maeda Road Construction Co., Ltd.	38,000	658,418
Namco Bandai Holdings, Inc.	23,400	548,628
Obayashi Corp.	61,000	435,666
Rohto Pharmaceutical Co., Ltd.	44,000	684,413
Sanwa Holdings Corp.	124,000	872,838
Shinmaywa Industries Ltd.	68,000	600,508
Tachi-S Co., Ltd.	46,000	795,756
Takata Corp.	32,800	705,631
Takuma Co., Ltd.	106,000	689,912
Teijin Ltd.	428,000	1,074,179
THK Co., Ltd.	19,200	452,650
Tokyo Tatemono Co., Ltd.	42,000	389,019
Tsukui Corp.	66,400	609,626
United Arrows Ltd.	20,000	806,321
Yamaha Motor Co., Ltd.	59,600	1,026,336

		19,454,518

Korea (Republic of)—0.4%
Duksan Hi-Metal Co., Ltd. (d)	19,165	326,610
Grand Korea Leisure Co., Ltd.	11,860	487,583

		814,193

Luxembourg—0.5%
GAGFAH S.A. (d)	54,151	984,936

New Zealand—0.2%
Metlifecare Ltd.	88,406	351,369

Norway—1.0%
ProSafe SE	112,933	930,795
TGS Nopec Geophysical Co. ASA	35,424	1,131,023

		2,061,818

Philippines—0.3%
Century Properties Group, Inc.	2,089,000	65,092
Cosco Capital, Inc. (d)	2,148,400	476,550

		541,642

Spain—1.9%
Bolsas y Mercados Espanoles S.A.	20,996	1,002,225
Gamesa Corp. Tecnologica S.A. (d)	128,641	1,604,477
Melia Hotels International S.A.	104,479	1,282,291

		3,888,993

See accompanying Notes to Financial Statements	| June 30, 2014 |	Annual Report	49

Schedule of Investments

June 30, 2014

	Shares	Value
Sweden—2.3%
Axis Communications AB	36,579	$1,066,559
Betsson AB (d)	40,821	1,411,135
JM AB	25,811	956,632
Nibe Industrier AB, Class B	35,971	1,129,332

		4,563,658

Switzerland—1.3%
AMS AG (c)	8,530	1,415,863
Georg Fischer AG (d)	1,749	1,251,823

		2,667,686

Taiwan—1.1%
AIC, Inc.	83,000	522,032
Epistar Corp.	227,000	562,700
Hermes Microvision, Inc.	11,000	436,804
Hermes Microvision, Inc. GDR (a)	2,980	118,202
Primax Electronics Ltd.	309,000	478,991

		2,118,729

United Kingdom—5.8%
Booker Group PLC	355,881	789,900
DS Smith PLC	241,942	1,145,736
Elementis PLC	238,863	1,064,179
Hikma Pharmaceuticals PLC	73,668	2,114,403
Restaurant Group PLC	152,157	1,563,556
Rotork PLC	30,646	1,398,462
Senior PLC	107,755	521,905
Spirax-Sarco Engineering PLC	34,757	1,624,627
Victrex PLC	45,729	1,331,320

		11,554,088

United States—57.4%
Acadia Healthcare Co., Inc. (d)	39,115	1,779,732
Acuity Brands, Inc.	7,967	1,101,438
Air Lease Corp.	41,820	1,613,416
Aircastle Ltd.	79,445	1,411,738
ArcBest Corp.	29,285	1,274,190
ARRIS Group, Inc. (d)	38,752	1,260,603
Arthur J Gallagher & Co.	30,524	1,422,418
Aspen Technology, Inc. (d)	29,305	1,359,752
BofI Holding, Inc. (d)	7,305	536,698
Boise Cascade Co. (d)	33,822	968,662
Bonanza Creek Energy, Inc. (d)	22,211	1,270,247
Brown & Brown, Inc.	39,003	1,197,782
Cadence Design Systems, Inc. (d)	77,127	1,348,951
Carrizo Oil & Gas, Inc. (d)	22,377	1,549,831
Cathay General Bancorp	53,712	1,372,879
Cheesecake Factory, Inc.	22,816	1,059,119
Chemtura Corp. (d)	38,237	999,133
Cogent Communications Group, Inc.	24,551	848,237
Convergys Corp.	44,893	962,506
Cooper Cos., Inc.	10,848	1,470,229
Core-Mark Holding Co., Inc.	38,280	1,746,716
Cubist Pharmaceuticals, Inc. (d)	15,472	1,080,255
Curtiss-Wright Corp.	19,052	1,249,049
Deckers Outdoor Corp. (d)	10,993	949,026
EchoStar Corp., Class A (d)	25,831	1,367,493
Electronics for Imaging, Inc. (d)	38,237	1,728,312
EverBank Financial Corp.	66,751	1,345,700
ExamWorks Group, Inc. (d)	46,805	1,485,123
Fortress Investment Group LLC, Class A	131,867	981,090
Fortune Brands Home & Security, Inc.	20,728	827,669
Freescale Semiconductor Ltd. (d)	48,339	1,135,966

	Shares	Value
Genesee & Wyoming, Inc., Class A (d)	9,778	$1,026,690
Gentherm, Inc. (d)	31,698	1,408,976
Genworth Financial, Inc., Class A (d)	69,646	1,211,840
Globus Medical, Inc., Class A (d)	46,774	1,118,834
Goodyear Tire & Rubber Co.	38,774	1,077,142
GT Advanced Technologies, Inc. (d)	54,200	1,008,120
Guidewire Software, Inc. (d)	16,842	684,796
Hanesbrands, Inc.	23,528	2,316,096
Hanover Insurance Group, Inc.	15,700	991,455
HD Supply Holdings, Inc. (d)	33,100	939,709
Hilltop Holdings, Inc. (d)	63,049	1,340,422
Jarden Corp. (d)	21,094	1,251,929
KapStone Paper and Packaging Corp. (d)	40,526	1,342,626
Kennedy-Wilson Holdings, Inc.	40,300	1,080,846
Kraton Performance Polymers, Inc. (d)	20,834	466,473
Lear Corp.	16,111	1,439,035
Ligand Pharmaceuticals, Inc., Class B (d)	13,809	860,163
Macquarie Infrastructure Co. LLC	24,296	1,515,341
Marriott Vacations Worldwide Corp. (d)	29,159	1,709,592
Matador Resources Co. (d)	47,957	1,404,181
MAXIMUS, Inc.	29,582	1,272,618
Mentor Graphics Corp. (c)	38,440	829,151
Meritor, Inc. (d)	85,100	1,109,704
Middleby Corp. (d)	18,396	1,521,717
NPS Pharmaceuticals, Inc. (d)	36,593	1,209,399
Oasis Petroleum, Inc. (d)	21,962	1,227,456
On Assignment, Inc. (d)	30,691	1,091,679
Pacira Pharmaceuticals, Inc. (d)	9,639	885,439
PAREXEL International Corp. (d)	15,934	841,953
Parker Drilling Co. (d)	126,104	822,198
Penn Virginia Corp. (d)	72,384	1,226,909
Polaris Industries, Inc.	7,803	1,016,263
Portfolio Recovery Associates, Inc. (d)	20,481	1,219,234
Primoris Services Corp.	36,209	1,044,268
PrivateBancorp, Inc.	49,036	1,424,986
Protective Life Corp.	8,000	554,640
Ryder System, Inc.	20,714	1,824,696
Salix Pharmaceuticals Ltd. (d)	13,169	1,624,396
Sanchez Energy Corp. (d)	36,320	1,365,269
Six Flags Entertainment Corp.	36,063	1,534,481
South State Corp.	24,746	1,509,506
Spirit Airlines, Inc. (d)	15,766	997,042
Strategic Hotels & Resorts, Inc. REIT (d)	152,590	1,786,829
SunEdison, Inc. (d)	68,161	1,540,439
Swift Transportation Co. (d)	53,329	1,345,491
Synaptics, Inc. (d)	13,326	1,207,869
Synergy Resources Corp. (d)	79,000	1,046,750
Team Health Holdings, Inc. (d)	25,089	1,252,945
Tower International, Inc. (d)	53,969	1,988,218
TriMas Corp. (d)	10,554	402,424
Tutor Perini Corp. (d)	47,829	1,518,092
Ubiquiti Networks, Inc. (d)	21,739	982,385
Ultimate Software Group, Inc. (d)	5,154	712,128
Umpqua Holdings Corp.	48,047	861,002
United Rentals, Inc. (d)	12,024	1,259,274
Verint Systems, Inc. (d)	26,249	1,287,513
Vonage Holdings Corp. (d)	250,908	940,905
Wabash National Corp. (d)	42,618	607,306

	Shares	Value
Web.com Group, Inc. (d)	31,715	$915,612
Western Alliance Bancorp (d)	57,613	1,371,189
WEX, Inc. (d)	12,740	1,337,318
William Lyon Homes, Class A (d)	19,639	597,811
Worthington Industries, Inc.	25,831	1,111,766
XPO Logistics, Inc. (d)	40,732	1,165,750

		114,290,246

Total Common Stock (cost—$155,512,071)		194,064,316

	Principal Amount (000s)
Repurchase Agreements—2.1%
State Street Bank and Trust Co., dated 6/30/14, 0.00%, due 7/1/14, proceeds $4,170,000; collateralized by Fannie Mae, 3.25%, due 12/27/32, valued at $4,257,000 including accrued interest
(cost—$4,170,000)	$4,170	4,170,000

Total Investments (cost—$159,682,071) (b)—99.5%		198,234,316

Other assets less liabilities—0.5%		930,329

Net Assets—100.0%		$199,164,645

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Securities with an aggregate value of $72,678,597, representing 36.5% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Affiliated security.

(d) Non-income producing.

Glossary:

GDR—Global Depositary Receipt

REIT—Real Estate Investment Trust

50	Annual Report	| June 30, 2014 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2014

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Machinery	5.9%
Hotels, Restaurants & Leisure	5.4%
Oil, Gas & Consumable Fuels	4.5%
Software	4.4%
Auto Components	4.3%
Banks	4.0%
Semiconductors & Semiconductor Equipment	4.0%
Insurance	3.9%
IT Services	3.9%
Pharmaceuticals	3.2%
Health Care Providers & Services	3.2%
Road & Rail	3.2%
Trading Companies & Distributors	3.1%
Chemicals	2.4%
Health Care Equipment & Supplies	2.2%
Energy Equipment & Services	2.1%
Electrical Equipment	2.1%
Textiles, Apparel & Luxury Goods	2.1%
Household Durables	2.0%
Construction & Engineering	1.9%
Building Products	1.9%
Communications Equipment	1.8%
Thrifts & Mortgage Finance	1.7%
Electronic Equipment, Instruments & Components	1.6%
Biotechnology	1.5%
Leisure Equipment & Products	1.5%
Transportation Infrastructure	1.4%
Real Estate Management & Development	1.2%
Paper & Forest Products	1.2%
Technology Hardware, Storage & Peripherals	1.1%
Food & Staples Retailing	1.1%
Life Sciences Tools & Services	1.0%
Diversified Telecommunication Services	0.9%
Real Estate Investment Trust	0.9%
Internet Software & Services	0.9%
Aerospace & Defense	0.9%
Distributors	0.9%
Metals & Mining	0.9%
Professional Services	0.9%
Consumer Finance	0.6%
Air Freight & Logistics	0.6%
Containers & Packaging	0.6%
Food Products	0.6%
Specialty Retail	0.5%
Automobiles	0.5%
Diversified Financial Services	0.5%
Airlines	0.5%
Capital Markets	0.5%
Commercial Services & Supplies	0.5%
Beverages	0.4%
Multi-line Retail	0.3%
Diversified Consumer Services	0.2%
Repurchase Agreements	2.1%
Other assets less liabilities	0.5%

100.0%

AllianzGI Income & Growth Fund

	Shares	Value
Common Stock—33.7%
Aerospace & Defense—1.3%
Boeing Co.	144,700	$18,410,181
L-3 Communications Holdings, Inc. (e)	119,700	14,453,775

		32,863,956

Auto Components—0.7%
Johnson Controls, Inc.	338,400	16,896,312

Automobiles—0.8%
Ford Motor Co.	1,180,900	20,358,716

Banks—0.8%
Wells Fargo & Co.	382,200	20,088,432

Beverages—1.2%
Coca-Cola Co.	331,700	14,050,812
PepsiCo, Inc.	179,400	16,027,596

		30,078,408

Biotechnology—1.6%
Amgen, Inc.	151,900	17,980,403
Gilead Sciences, Inc. (e)(f)	251,300	20,835,283

		38,815,686

Chemicals—0.8%
Monsanto Co. (e)	161,400	20,133,036

Communications Equipment—1.3%
Harris Corp. (e)	188,100	14,248,575
QUALCOMM, Inc. (e)	237,700	18,825,840

		33,074,415

Construction & Engineering—0.7%
Fluor Corp. (e)	209,800	16,133,620

Diversified Telecommunication Services—0.5%
Verizon Communications, Inc.	246,300	12,051,459

Electronic Equipment, Instruments & Components—0.8%
Amphenol Corp., Class A	208,700	20,106,158

Energy Equipment & Services—1.4%
Diamond Offshore Drilling, Inc.	110,600	5,489,078
National Oilwell Varco, Inc.	93,000	7,658,550
Schlumberger Ltd.	172,400	20,334,580

		33,482,208

Food & Staples Retailing—2.3%
Costco Wholesale Corp.	134,000	15,431,440
Kroger Co.	417,300	20,627,139
Walgreen Co. (e)	261,400	19,377,582

		55,436,161

Health Care Equipment & Supplies—0.6%
Baxter International, Inc.	208,500	15,074,550

Health Care Providers & Services—0.8%
McKesson Corp.	109,400	20,371,374

Hotels, Restaurants & Leisure—1.3%
McDonald’s Corp.	112,900	11,373,546
Starbucks Corp.	263,000	20,350,940

		31,724,486

Household Durables—0.2%
DR Horton, Inc.	238,100	5,852,498

Household Products—0.6%
Procter & Gamble Co.	174,200	13,690,378

	Shares	Value
Industrial Conglomerates—0.8%
General Electric Co.	747,300	$19,639,044

Insurance—0.7%
Prudential Financial, Inc. (e)	182,400	16,191,648

Internet & Catalog Retail—0.7%
Amazon.com, Inc. (f)	54,900	17,830,422

Internet Software & Services—1.0%
Google, Inc., Class A (e)(f)	24,000	14,032,080
Google, Inc., Class C (f)	18,800	10,815,264

		24,847,344

IT Services—1.5%
International Business Machines Corp.	92,200	16,713,094
Unisys Corp. (f)	30,110	744,921
Visa, Inc., Class A	93,800	19,764,598

		37,222,613

Machinery—1.5%
AGCO Corp.	208,700	11,733,114
Deere & Co.	145,600	13,184,080
Joy Global, Inc. (e)	187,200	11,527,776

		36,444,970

Media—1.6%
Comcast Corp., Class A	342,400	18,380,032
Walt Disney Co. (e)	237,000	20,320,380

		38,700,412

Metals & Mining—0.4%
Alcoa, Inc.	104,956	1,562,795
Freeport-McMoRan Copper & Gold, Inc.	191,900	7,004,350

		8,567,145

Multi-line Retail—0.4%
Target Corp.	160,900	9,324,155

Oil, Gas & Consumable Fuels—0.9%
Apache Corp.	11,404	1,147,470
Occidental Petroleum Corp.	67,500	6,927,525
Peabody Energy Corp.	245,600	4,015,560
Valero Energy Corp. (e)	191,100	9,574,110

		21,664,665

Pharmaceuticals—0.6%
Bristol-Myers Squibb Co.	312,800	15,173,928

Semiconductors & Semiconductor Equipment—1.7%
Intel Corp. (e)	709,600	21,926,640
Teradyne, Inc.	179,458	3,517,377
Texas Instruments, Inc.	366,000	17,491,140

		42,935,157

Software—1.8%
Microsoft Corp.	590,000	24,603,000
Oracle Corp.	489,500	19,839,435

		44,442,435

Specialty Retail—0.7%
Home Depot, Inc.	220,300	17,835,488

Technology Hardware, Storage & Peripherals—1.7%
Apple, Inc. (e)	270,200	25,109,686
EMC Corp.	642,400	16,920,816

		42,030,502

Total Common Stock (cost—$860,323,435)		829,081,781

See accompanying Notes to Financial Statements	| June 30, 2014 |	Annual Report	51

Schedule of Investments

June 30, 2014

	Principal Amount (000s)	Value
Corporate Bonds & Notes—30.6%
Advertising—0.1%
Affinion Group, Inc., 7.875%, 12/15/18	$3,820	$3,485,750

Aerospace & Defense—0.9%
AAR Corp., 7.25%, 1/15/22	5,530	6,083,000
Erickson, Inc., 8.25%, 5/1/20	5,346	5,519,745
Kratos Defense & Security Solutions, Inc. (a)(b), 7.00%, 5/15/19	2,495	2,601,037
TransDigm, Inc.,
7.50%, 7/15/21	4,426	4,923,925
7.75%, 12/15/18	3,875	4,147,994

		23,275,701

Airlines—0.2%
United Continental Holdings, Inc., 6.00%, 7/15/28	4,155	4,019,963

Apparel & Textiles—0.2%
Quiksilver, Inc.,
7.875%, 8/1/18 (a)(b)	3,100	3,162,000
10.00%, 8/1/20	1,000	1,010,000

		4,172,000

Auto Components—0.8%
Accuride Corp., 9.50%, 8/1/18	1,715	1,808,725
American Axle & Manufacturing, Inc., 6.625%, 10/15/22	3,140	3,454,000
Chassix, Inc. (a)(b), 9.25%, 8/1/18	4,145	4,528,413
Commercial Vehicle Group, Inc., 7.875%, 4/15/19	3,485	3,641,825
Goodyear Tire & Rubber Co., 8.25%, 8/15/20	4,845	5,341,612

		18,774,575

Auto Manufacturers—0.5%
Chrysler Group LLC, 8.25%, 6/15/21	5,520	6,265,200
Navistar International Corp., 8.25%, 11/1/21	4,683	4,905,443

		11,170,643

Banking—0.3%
Ally Financial, Inc., 8.00%, 3/15/20	2,995	3,646,412
Citigroup, Inc. (d), 5.35%, 5/15/23	3,774	3,637,487

		7,283,899

Building Materials—0.3%
Louisiana-Pacific Corp., 7.50%, 6/1/20	6,035	6,668,675

Chemicals—0.2%
OMNOVA Solutions, Inc., 7.875%, 11/1/18	4,520	4,762,950

Coal—0.2%
Arch Coal, Inc., 9.875%, 6/15/19	3,930	3,369,975
CONSOL Energy, Inc. (a)(b), 5.875%, 4/15/22	1,505	1,580,250

		4,950,225

	Principal Amount (000s)	Value
Commercial Services—2.8%
Avis Budget Car Rental LLC,
9.75%, 3/15/20	$610	$693,875
Cardtronics, Inc.,
8.25%, 9/1/18	3,600	3,798,000
Cenveo Corp.,
6.00%, 8/1/19 (a)(b)	1,095	1,100,475
8.50%, 9/15/22 (a)(b)	1,520	1,516,200
11.50%, 5/15/17	4,205	4,457,300
Deluxe Corp.,
7.00%, 3/15/19	2,465	2,649,875
Envision Healthcare Corp. (a)(b),
5.125%, 7/1/22	1,740	1,759,575
ExamWorks Group, Inc.,
9.00%, 7/15/19	4,595	5,077,475
H&E Equipment Services, Inc.,
7.00%, 9/1/22	4,190	4,650,900
Harland Clarke Holdings Corp. (a)(b),
6.875%, 3/1/20	2,500	2,659,375
9.25%, 3/1/21	2,395	2,517,744
9.75%, 8/1/18	4,190	4,624,712
Hertz Corp.,
6.75%, 4/15/19	3,795	4,041,675
Monitronics International, Inc.,
9.125%, 4/1/20	6,210	6,660,225
RR Donnelley & Sons Co.,
6.00%, 4/1/24	3,195	3,234,938
7.00%, 2/15/22	5,500	6,091,250
SFX Entertainment, Inc. (a)(b),
9.625%, 2/1/19	3,668	3,869,740
United Rentals North America, Inc.,
8.25%, 2/1/21	4,000	4,470,000
8.375%, 9/15/20	3,725	4,106,812

		67,980,146

Computers—0.4%
j2 Global, Inc.,
8.00%, 8/1/20	4,410	4,795,875
Unisys Corp.,
6.25%, 8/15/17	3,615	3,940,350

		8,736,225

Distribution/Wholesale—0.4%
HD Supply, Inc.,
7.50%, 7/15/20	2,465	2,705,338
11.00%, 4/15/20	5,380	6,368,575

		9,073,913

Diversified Financial Services—1.5%
Affinion Investments LLC (a)(b),
13.50%, 8/15/18	3,876	4,049,898
Community Choice Financial, Inc.,
10.75%, 5/1/19	6,035	5,190,100
Icahn Enterprises L.P.,
6.00%, 8/1/20	1,120	1,206,800
International Lease Finance Corp.,
8.25%, 12/15/20	3,805	4,708,687
8.75%, 3/15/17	4,035	4,698,253
Nationstar Mortgage LLC,
7.875%, 10/1/20	2,605	2,748,275
9.625%, 5/1/19	2,760	3,091,200
Navient Corp.,
8.45%, 6/15/18	3,920	4,642,750
Springleaf Finance Corp.,
6.90%, 12/15/17	2,030	2,258,375
8.25%, 10/1/23	4,360	4,992,200

		37,586,538

Electric Utilities—0.3%
Calpine Corp. (a)(b),
7.875%, 1/15/23	1,000	1,120,000

	Principal Amount (000s)	Value
NRG Energy, Inc. (a)(b),
6.25%, 5/1/24	$6,523	$6,824,689

		7,944,689

Electrical Equipment—0.2%
WireCo WorldGroup, Inc.,
9.50%, 5/15/17	4,815	4,959,450

Electronics—0.4%
Kemet Corp.,
10.50%, 5/1/18	3,065	3,256,563
Viasystems, Inc. (a)(b),
7.875%, 5/1/19	7,155	7,602,187

		10,858,750

Engineering & Construction—0.1%
Dycom Investments, Inc.,
7.125%, 1/15/21	2,405	2,597,400

Entertainment—0.3%
AMC Entertainment, Inc.,
9.75%, 12/1/20	5,000	5,725,000
Cedar Fair L.P. (a)(b),
5.375%, 6/1/24	1,880	1,905,850

		7,630,850

Food & Beverage—1.1%
Post Holdings, Inc.,
7.375%, 2/15/22 (a)(b)	4,900	5,316,500
7.375%, 2/15/22	4,000	4,340,000
SUPERVALU, Inc.,
6.75%, 6/1/21	5,560	5,754,600
8.00%, 5/1/16	5,365	5,921,619
U.S. Foods, Inc.,
8.50%, 6/30/19	6,000	6,429,000

		27,761,719

Healthcare-Products—0.5%
Kinetic Concepts, Inc.,
10.50%, 11/1/18	6,655	7,536,787
Teleflex, Inc. (a)(b),
5.25%, 6/15/24	4,820	4,880,250

		12,417,037

Healthcare-Services—1.4%
Community Health Systems, Inc.,
6.875%, 2/1/22 (a)(b)	2,500	2,662,500
7.125%, 7/15/20	4,970	5,404,875
8.00%, 11/15/19	5,250	5,761,875
DaVita HealthCare Partners, Inc.,
5.125%, 7/15/24	2,555	2,575,759
HCA, Inc.,
7.50%, 2/15/22	7,500	8,671,875
Kindred Healthcare, Inc. (a)(b),
6.375%, 4/15/22	2,553	2,578,530
Tenet Healthcare Corp.,
8.125%, 4/1/22	5,005	5,805,800

		33,461,214

Home Builders—0.9%
Beazer Homes USA, Inc.,
7.25%, 2/1/23	2,810	2,925,913
9.125%, 5/15/19	3,255	3,486,919
Brookfield Residential Properties, Inc. (a)(b),
6.50%, 12/15/20	5,735	6,093,437
KB Home,
8.00%, 3/15/20	3,695	4,258,487
Standard Pacific Corp.,
8.375%, 5/15/18	4,650	5,510,250
William Lyon Homes, Inc.,
8.50%, 11/15/20	785	882,144

		23,157,150

52	Annual Report	| June 30, 2014 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2014

	Principal Amount (000s)	Value
Household Products/Wares—0.3%
Jarden Corp.,
7.50%, 5/1/17	$3,190	$3,636,600
Reynolds Group Issuer, Inc.,
9.875%, 8/15/19	3,585	3,992,794

		7,629,394

Internet—0.2%
Zayo Group LLC,
8.125%, 1/1/20	5,340	5,840,625

Iron/Steel—0.5%
AK Steel Corp.,
7.625%, 5/15/20	1,220	1,262,700
8.375%, 4/1/22	1,405	1,496,325
8.75%, 12/1/18	1,315	1,477,731
ArcelorMittal,
10.35%, 6/1/19	5,385	6,919,725

		11,156,481

Lodging—0.6%
Caesars Entertainment Operating Co., Inc.,
11.25%, 6/1/17	2,690	2,474,800
MGM Resorts International,
6.625%, 12/15/21	2,500	2,784,375
11.375%, 3/1/18	5,000	6,512,500
Wynn Las Vegas LLC,
7.75%, 8/15/20	3,750	4,106,250

		15,877,925

Machinery-Construction & Mining—0.1%
BlueLine Rental Finance Corp. (a)(b),
7.00%, 2/1/19	3,300	3,531,000

Media—2.4%
American Media, Inc.,
11.50%, 12/15/17	4,700	5,052,500
Cablevision Systems Corp.,
8.00%, 4/15/20	2,250	2,563,594
8.625%, 9/15/17	4,020	4,688,325
Cambium Learning Group, Inc.,
9.75%, 2/15/17	1,205	1,238,138
Clear Channel Worldwide Holdings, Inc.,
6.50%, 11/15/22	4,610	4,990,325
Columbus International, Inc. (a)(b),
7.375%, 3/30/21	4,750	5,135,937
DISH DBS Corp.,
5.875%, 7/15/22	2,400	2,610,000
Gray Television, Inc.,
7.50%, 10/1/20	6,015	6,511,237
McClatchy Co.,
9.00%, 12/15/22	5,735	6,573,744
McGraw-Hill Global Education Holdings LLC,
9.75%, 4/1/21	4,935	5,693,756
Mediacom Broadband LLC,
6.375%, 4/1/23	2,700	2,862,000
Mood Media Corp. (a)(b),
9.25%, 10/15/20	1,910	1,738,100
Nexstar Broadcasting, Inc.,
6.875%, 11/15/20	3,220	3,485,650
Postmedia Network, Inc.,
12.50%, 7/15/18	2,980	3,155,075
Sinclair Television Group, Inc.,
6.375%, 11/1/21	3,125	3,339,844

		59,638,225

Mining—0.3%
HudBay Minerals, Inc.,
9.50%, 10/1/20	3,385	3,740,425

	Principal Amount (000s)	Value
Thompson Creek Metals Co., Inc.,
7.375%, 6/1/18	$2,595	$2,575,538
12.50%, 5/1/19	437	495,995

		6,811,958

Miscellaneous Manufacturing—0.4%
Bombardier, Inc. (a)(b),
6.00%, 10/15/22	5,345	5,485,306
Gates Global LLC (a)(b),
6.00%, 7/15/22	1,260	1,266,300
Park-Ohio Industries, Inc.,
8.125%, 4/1/21	3,795	4,202,963

		10,954,569

Oil, Gas & Consumable Fuels—4.1%
BreitBurn Energy Partners L.P.,
7.875%, 4/15/22	1,870	2,040,638
8.625%, 10/15/20	3,025	3,342,625
Calumet Specialty Products Partners L.P. (a)(b),
6.50%, 4/15/21	5,575	5,714,375
Carrizo Oil & Gas, Inc.,
8.625%, 10/15/18	4,995	5,288,456
Chesapeake Energy Corp.,
6.625%, 8/15/20	6,055	6,993,525
Concho Resources, Inc.,
7.00%, 1/15/21	3,170	3,494,925
CVR Refining LLC,
6.50%, 11/1/22	3,375	3,577,500
Endeavour International Corp.,
12.00%, 3/1/18	4,035	3,702,112
Energy XXI Gulf Coast, Inc.,
6.875%, 3/15/24 (a)(b)	2,205	2,254,613
9.25%, 12/15/17	5,790	6,195,300
EP Energy LLC,
9.375%, 5/1/20	5,685	6,537,750
Hercules Offshore, Inc. (a)(b),
6.75%, 4/1/22	4,295	4,096,356
8.75%, 7/15/21	6,590	7,001,875
Laredo Petroleum, Inc.,
7.375%, 5/1/22	2,665	2,991,463
9.50%, 2/15/19	4,000	4,390,000
Memorial Resource Development Corp. (a)(b)(c),
5.875%, 7/1/22	4,000	4,050,000
Northern Oil and Gas, Inc.,
8.00%, 6/1/20	3,360	3,603,600
Offshore Group Investment Ltd.,
7.50%, 11/1/19	1,000	1,062,500
Pioneer Energy Services Corp.,
6.125%, 3/15/22 (a)(b)	2,530	2,628,038
9.875%, 3/15/18	768	806,438
Plains Exploration & Production Co.,
6.50%, 11/15/20	5,011	5,581,001
Rice Energy, Inc. (a)(b),
6.25%, 5/1/22	5,045	5,177,431
Sanchez Energy Corp. (a)(b),
6.125%, 1/15/23	1,785	1,847,475
United Refining Co.,
10.50%, 2/28/18	2,048	2,252,800
Vanguard Natural Resources LLC,
7.875%, 4/1/20	5,755	6,258,562

		100,889,358

Pharmaceuticals—0.5%
Endo Finance LLC & Endo Finco, Inc. (a)(b),
5.375%, 1/15/23	3,265	3,269,081
7.00%, 12/15/20	4,000	4,295,000
Salix Pharmaceuticals Ltd. (a)(b),
6.00%, 1/15/21	4,340	4,665,500

		12,229,581

	Principal Amount (000s)	Value
Pipelines—0.4%
Energy Transfer Equity L.P. (a)(b),
5.875%, 1/15/24	$3,314	$3,479,700
Sabine Pass Liquefaction LLC (a)(b),
5.75%, 5/15/24	4,148	4,329,475
Tesoro Logistics L.P.,
6.125%, 10/15/21	2,715	2,911,838

		10,721,013

Real Estate—0.1%
Kennedy-Wilson, Inc.,
5.875%, 4/1/24	1,133	1,155,660

Real Estate Investment Trust—0.2%
iStar Financial, Inc.,
7.125%, 2/15/18	3,805	4,242,575

Retail—1.6%
Brown Shoe Co., Inc.,
7.125%, 5/15/19	4,172	4,411,890
Claire’s Stores, Inc. (a)(b),
9.00%, 3/15/19	3,930	4,121,587
Conn’s, Inc. (a)(b),
7.25%, 7/15/22	4,015	4,045,112
DineEquity, Inc.,
9.50%, 10/30/18	5,500	5,920,750
Neiman Marcus Group Ltd., Inc. (a)(b),
8.00%, 10/15/21	6,810	7,371,825
Rite Aid Corp.,
8.00%, 8/15/20	4,500	4,972,500
10.25%, 10/15/19	3,110	3,351,025
Sonic Automotive, Inc.,
7.00%, 7/15/22	3,340	3,682,350
Toys R Us, Inc.,
10.375%, 8/15/17	2,005	1,699,238

		39,576,277

Semiconductors—0.9%
Advanced Micro Devices, Inc.,
6.75%, 3/1/19 (a)(b)	2,515	2,687,906
7.00%, 7/1/24 (a)(b)	2,000	2,047,500
7.50%, 8/15/22	1,670	1,809,863
Amkor Technology, Inc.,
6.375%, 10/1/22	3,575	3,825,250
Freescale Semiconductor, Inc. (a)(b),
6.00%, 1/15/22	6,500	6,938,750
Micron Technology, Inc. (a)(b),
5.875%, 2/15/22	3,655	3,929,125

		21,238,394

Software—0.5%
Activision Blizzard, Inc. (a)(b),
6.125%, 9/15/23	3,295	3,632,737
BCP Singapore VI Cayman Financing Co., Ltd. (a)(b),
8.00%, 4/15/21	585	601,088
First Data Corp.,
10.625%, 6/15/21	5,000	5,850,000
12.625%, 1/15/21	1,885	2,325,619

		12,409,444

Telecommunications—3.2%
Cincinnati Bell, Inc.,
8.375%, 10/15/20	530	583,663
8.75%, 3/15/18	4,510	4,735,500
Consolidated Communications Finance Co.,
10.875%, 6/1/20	4,105	4,807,981
EarthLink, Inc.,
7.375%, 6/1/20	3,620	3,877,925
8.875%, 5/15/19	4,500	4,522,500
Hughes Satellite Systems Corp.,
7.625%, 6/15/21	3,890	4,473,500
Intelsat Jackson Holdings S.A.,
7.25%, 4/1/19	4,005	4,275,337

See accompanying Notes to Financial Statements	| June 30, 2014 |	Annual Report	53

Schedule of Investments

June 30, 2014

	Principal Amount (000s)	Value
Level 3 Financing, Inc.,
8.625%, 7/15/20	$5,000	$5,625,000
MetroPCS Wireless, Inc.,
6.625%, 11/15/20	3,205	3,433,356
NII International Telecom SCA (a)(b),
11.375%, 8/15/19	3,500	3,123,750
Sprint Communications, Inc.,
6.00%, 11/15/22	3,925	4,023,125
11.50%, 11/15/21	4,360	5,907,800
Sprint Corp. (a)(b),
7.125%, 6/15/24	2,250	2,390,625
T-Mobile USA, Inc.,
6.836%, 4/28/23	3,505	3,829,213
West Corp.,
5.375%, 7/15/22 (a)(b)	4,500	4,455,000
7.875%, 1/15/19	5,000	5,321,875
8.625%, 10/1/18	5,870	6,241,277
Windstream Corp.,
7.50%, 6/1/22	2,500	2,731,250
7.875%, 11/1/17	3,000	3,468,750

		77,827,427

Transportation—0.3%
Quality Distribution LLC, 9.875%, 11/1/18	2,350	2,526,250
Swift Services Holdings, Inc., 10.00%, 11/15/18	4,005	4,305,375

		6,831,625

Total Corporate Bonds & Notes (cost—$728,923,085)		751,290,993

Convertible Bonds—27.4%
Airlines—0.2%
United Continental Holdings, Inc.,
6.00%, 10/15/29	1,255	5,947,916

Apparel & Textiles—0.3%
Iconix Brand Group, Inc.,
1.50%, 3/15/18	5,030	7,318,650
2.50%, 6/1/16	440	638,000

		7,956,650

Auto Manufacturers—1.2%
Ford Motor Co.,
4.25%, 11/15/16	4,215	8,443,172
Navistar International Corp.,
3.00%, 10/15/14	3,380	3,422,250
Tesla Motors, Inc.,
0.25%, 3/1/19	2,615	2,561,065
1.25%, 3/1/21	11,600	11,273,750
Wabash National Corp.,
3.375%, 5/1/18	2,855	4,005,922

		29,706,159

Biotechnology—2.2%
BioMarin Pharmaceutical, Inc.,
0.75%, 10/15/18	4,375	4,547,266
1.50%, 10/15/20	4,120	4,359,475
Cubist Pharmaceuticals, Inc. (a)(b),
1.125%, 9/1/18	4,010	4,521,275
1.875%, 9/1/20	4,105	4,689,962
Gilead Sciences, Inc.,
1.625%, 5/1/16	2,115	7,713,151
Illumina, Inc. (a)(b),
0.50%, 6/15/21	15,200	15,675,000
Medicines Co.,
1.375%, 6/1/17	2,440	2,995,100
Regeneron Pharmaceuticals, Inc.,
1.875%, 10/1/16	1,600	5,379,000

	Principal Amount (000s)	Value
Sequenom, Inc.,
5.00%, 10/1/17	$1,340	$1,445,525
Theravance, Inc.,
2.125%, 1/15/23	1,360	1,967,750

		53,293,504

Commercial Services—0.1%
Cenveo Corp.,
7.00%, 5/15/17	1,540	1,839,338

Computers—0.6%
SanDisk Corp. (a)(b),
0.50%, 10/15/20	11,890	15,018,556

Distribution/Wholesale—0.3%
WESCO International, Inc.,
6.00%, 9/15/29	2,315	7,109,944

Diversified Financial Services—0.2%
Encore Capital Group, Inc. (a)(b),
2.875%, 3/15/21	5,600	5,572,000

Healthcare-Products—0.9%
Cepheid (a)(b),
1.25%, 2/1/21	3,625	3,756,406
Hologic, Inc.,
2.00%, 12/15/37	1,975	2,482,328
NuVasive, Inc.,
2.75%, 7/1/17	5,900	6,777,625
Teleflex, Inc.,
3.875%, 8/1/17	3,605	6,340,294
Volcano Corp.,
1.75%, 12/1/17	3,245	3,149,678

		22,506,331

Healthcare-Services—1.2%
Brookdale Senior Living, Inc.,
2.75%, 6/15/18	5,725	7,818,203
Molina Healthcare, Inc.,
1.125%, 1/15/20	8,025	10,071,375
WellPoint, Inc.,
2.75%, 10/15/42	7,725	11,872,360

		29,761,938

Home Builders—0.9%
KB Home,
1.375%, 2/1/19	5,375	5,428,750
Lennar Corp. (a)(b),
3.25%, 11/15/21	5,905	10,887,343
Ryland Group, Inc.,
0.25%, 6/1/19	1,705	1,566,469
1.625%, 5/15/18	2,875	4,010,625

		21,893,187

Household Products/Wares—0.5%
Jarden Corp.,
1.125%, 3/15/34 (a)(b)	5,375	5,516,094
1.875%, 9/15/18	4,020	5,560,162

		11,076,256

Insurance—0.9%
Fidelity National Financial, Inc.,
4.25%, 8/15/18	5,195	8,536,034
HCI Group, Inc. (a)(b),
3.875%, 3/15/19	1,500	1,405,313
MGIC Investment Corp.,
5.00%, 5/1/17	3,570	4,176,900
Radian Group, Inc.,
2.25%, 3/1/19	5,400	8,120,250

		22,238,497

	Principal Amount (000s)	Value
Internet—2.4%
Ctrip.com International Ltd. (a)(b),
1.25%, 10/15/18	$5,875	$6,422,109
Dealertrack Technologies, Inc.,
1.50%, 3/15/17	1,695	2,277,656
Priceline Group, Inc.,
0.35%, 6/15/20	8,675	10,285,297
1.00%, 3/15/18	2,995	4,258,516
Qihoo 360 Technology Co., Ltd. (a)(b),
2.50%, 9/15/18	5,095	5,878,356
SINA Corp. (a)(b),
1.00%, 12/1/18	6,445	5,929,400
VeriSign, Inc.,
3.25%, 8/15/37	4,040	6,148,375
WebMD Health Corp. (a)(b),
1.50%, 12/1/20	1,375	1,537,422
Yahoo!, Inc. (a)(b),
zero coupon, 12/1/18	11,315	11,315,000
YY, Inc. (a)(b),
2.25%, 4/1/19	6,060	5,972,888

		60,025,019

Lodging—0.4%
MGM Resorts International,
4.25%, 4/15/15	7,375	10,845,859

Machinery-Diversified—0.2%
Chart Industries, Inc.,
2.00%, 8/1/18	3,165	4,436,934

Media—0.7%
Liberty Interactive LLC,
3.50%, 1/15/31	7,380	4,072,838
Liberty Media Corp. (a)(b),
1.375%, 10/15/23	6,965	7,078,181
Sirius XM Radio Inc. (a)(b),
7.00%, 12/1/14	2,810	5,351,294

		16,502,313

Metal Fabricate/Hardware—0.2%
RTI International Metals, Inc.,
1.625%, 10/15/19	1,325	1,336,594
3.00%, 12/1/15	2,480	2,582,300

		3,918,894

Miscellaneous Manufacturing—0.2%
Trinity Industries, Inc.,
3.875%, 6/1/36	2,230	4,163,131

Oil, Gas & Consumable Fuels—1.6%
Chesapeake Energy Corp.,
2.50%, 5/15/37	2,445	2,631,431
Cobalt International Energy, Inc.,
2.625%, 12/1/19	7,050	6,512,437
3.125%, 5/15/24	4,900	5,288,938
Energy XXI Bermuda Ltd. (a)(b),
3.00%, 12/15/18	4,475	4,435,844
Helix Energy Solutions Group, Inc.,
3.25%, 3/15/32	5,860	7,925,650
Hornbeck Offshore Services, Inc.,
1.50%, 9/1/19	4,860	5,889,713
Stone Energy Corp.,
1.75%, 3/1/17	4,735	6,016,409

		38,700,422

54	Annual Report	| June 30, 2014 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2014

	Principal Amount (000s)	Value
Pharmaceuticals—2.1%
Auxilium Pharmaceuticals, Inc.,
1.50%, 7/15/18	$4,155	$4,508,175
Endo Health Solutions, Inc.,
1.75%, 4/15/15	3,230	7,745,944
Herbalife Ltd. (a)(b),
2.00%, 8/15/19	9,150	8,538,140
Mylan, Inc.,
3.75%, 9/15/15	2,055	7,977,253
Omnicare, Inc.,
3.50%, 2/15/44	10,635	12,097,312
Salix Pharmaceuticals Ltd.,
1.50%, 3/15/19	5,000	9,840,625

		50,707,449

Real Estate Investment Trust—1.6%
American Realty Capital Properties, Inc.,
3.00%, 8/1/18	4,000	4,067,500
DDR Corp.,
1.75%, 11/15/40	5,880	7,067,025
Host Hotels & Resorts L.P. (a)(b),
2.50%, 10/15/29	5,305	8,988,659
iStar Financial, Inc.,
1.50%, 11/15/16 (a)(b)	4,510	4,845,860
3.00%, 11/15/16	3,085	4,378,772
Redwood Trust, Inc.,
4.625%, 4/15/18	2,000	2,066,250
Starwood Property Trust, Inc.,
4.55%, 3/1/18	7,610	8,604,056

		40,018,122

Semiconductors—4.3%
GT Advanced Technologies, Inc.,
3.00%, 10/1/17	2,860	7,124,975
Intel Corp.,
3.25%, 8/1/39	7,560	11,675,513
Lam Research Corp.,
1.25%, 5/15/18	4,805	6,588,856
Microchip Technology, Inc.,
2.125%, 12/15/37	5,215	9,989,984
Micron Technology, Inc.,
3.00%, 11/15/43	14,597	18,875,746
Novellus Systems, Inc.,
2.625%, 5/15/41	4,735	9,606,131
NVIDIA Corp. (a)(b),
1.00%, 12/1/18	8,960	9,934,400
ON Semiconductor Corp.,
2.625%, 12/15/26	6,005	7,074,641
SunEdison, Inc. (a)(b),
0.25%, 1/15/20	6,000	6,453,750
2.00%, 10/1/18	3,485	5,948,459
2.75%, 1/1/21	1,880	3,254,750
Xilinx, Inc.,
2.625%, 6/15/17	5,695	9,464,378

		105,991,583

Software—3.1%
Akamai Technologies, Inc. (a)(b),
zero coupon, 2/15/19	11,835	12,093,950
Allscripts Healthcare Solutions, Inc. (a)(b),
1.25%, 7/1/20	5,200	6,002,750
Citrix Systems, Inc. (a)(b),
0.50%, 4/15/19	8,640	9,158,400
Concur Technologies, Inc.,
0.50%, 6/15/18	6,665	7,473,131
Electronic Arts, Inc.,
0.75%, 7/15/16	7,040	8,936,400
NetSuite, Inc.,
0.25%, 6/1/18	5,305	5,467,466
Salesforce.com, Inc.,
0.25%, 4/1/18	9,830	11,335,219

	Principal Amount (000s)	Value
ServiceNow, Inc. (a)(b),
zero coupon, 11/1/18	$7,870	$8,676,675
Workday, Inc.,
0.75%, 7/15/18	4,995	6,406,087

		75,550,078

Telecommunications—1.1%
Ciena Corp.,
0.875%, 6/15/17	5,465	5,444,506
3.75%, 10/15/18 (a)(b)	2,910	4,010,344
Ixia,
3.00%, 12/15/15	3,385	3,406,156
JDS Uniphase Corp. (a)(b),
0.625%, 8/15/33	8,305	8,346,525
Palo Alto Networks, Inc. (a)(b),
zero coupon, 7/1/19	500	518,438
SBA Communications Corp.,
4.00%, 10/1/14	1,870	6,262,162

		27,988,131

Transportation—0.0%
Bristow Group, Inc.,
3.00%, 6/15/38	915	1,163,766

Total Convertible Bonds (cost—$673,288,293)		673,931,977

	Shares
Convertible Preferred Stock—5.3%
Aerospace & Defense—0.5%
United Technologies Corp.,
zero coupon	186,270	12,142,941

Banks—1.3%
Bank of America Corp., Ser. L (d),
7.25%	4,415	5,152,305
Credit Suisse AG (Medtronic) (h),
8.00%, 6/23/15	177,000	11,234,190
JPMorgan Chase & Co. (HCA Holding, Inc.) (h),
8.00%, 5/5/15	55,600	2,973,488
Wells Fargo & Co., Ser. L (d),
7.50%	10,570	12,825,374

		32,185,357

Electric Utilities—0.4%
Exelon Corp.,
6.50%, 6/1/17	195,550	10,549,258

Food Products—0.3%
Post Holdings, Inc., Ser. C (a)(b)(d),
2.50%	66,465	6,775,276

Health Care Equipment & Supplies—0.1%
Alere, Inc., Ser. B (d),
3.00%	6,355	2,011,358

Insurance—0.4%
MetLife, Inc.,
5.00%, 10/8/14	316,275	10,108,149

Iron/Steel—0.2%
ArcelorMittal,
6.00%, 1/15/16	267,030	6,083,264

Machinery—0.5%
Stanley Black & Decker, Inc.,
4.75%, 11/17/15	71,900	9,708,657
6.25%, 11/17/16, UNIT	29,675	3,383,840

		13,092,497

Oil, Gas & Consumable Fuels—0.6%
Chesapeake Energy Corp. (d),
5.00%	22,000	2,279,750
5.75% (a)(b)	10,190	13,068,675

		15,348,425

	Shares	Value
Real Estate Investment Trust—0.9%
American Tower Corp., Ser. A,
5.25%, 5/15/17	79,840	$8,512,940
Crown Castle International Corp., Ser. A,
4.50%, 11/1/16	93,230	9,509,460
Felcor Lodging Trust, Inc., Ser. A (d),
1.95%	120,000	3,172,500

		21,194,900

Telecommunications—0.1%
Intelsat S.A., Ser. A,
5.75%, 5/1/16	43,650	2,222,221

Total Convertible Preferred Stock (cost-$128,312,541)		131,713,646

	Principal Amount (000s)
Repurchase Agreements—3.0%
State Street Bank and Trust Co., dated 6/30/14, 0.00%, due 7/1/14, proceeds $73,185,000; collateralized by Fannie Mae, 1.63%, due 1/10/20, valued at $74,650,875 including accrued interest
(cost—$73,185,000)	$73,185	73,185,000

Total Investments, before options written (cost-$2,464,032,354)—100.0%		2,459,203,397

	Contracts
Options Written (f)(g)— (0.0)%
Call Options—(0.0)%
Apple, Inc., strike price $97.14, expires 7/19/14	1,085	(43,942)
Fluor Corp., strike price $82.50, expires 7/19/14	910	(6,825)
Gilead Sciences, Inc., strike price $85.00, expires 7/19/14	160	(10,560)
Google, Inc., strike price $595.00, expires 7/19/14	30	(29,250)
Intel Corp., strike price $31.00, expires 7/19/14	4,260	(221,520)
Joy Global, Inc., strike price $67.50, expires 7/19/14	455	(3,640)
Monsanto Co., strike price $125.00, expires 7/19/14	970	(127,070)
Prudential Financial, Inc., strike price $95.00, expires 8/16/14	1,275	(66,300)
QUALCOMM, Inc., strike price $82.50, expires 8/16/14	1,190	(95,200)
Valero Energy Corp., strike price $60.00, expires 7/19/14	950	(6,175)
Walgreen Co., strike price $80.00, expires 7/19/14	1,830	(30,195)

See accompanying Notes to Financial Statements	| June 30, 2014 |	Annual Report	55

Schedule of Investments

June 30, 2014

	Contracts	Value
Walt Disney Co., strike price $87.50, expires 7/19/14	1,250	(48,750)

Total Options Written (premiums received—$967,870)		(689,427)

Total Investments, net of options written (cost—$2,463,064,484)—100.0%		2,458,513,970

Other liabilities in excess of other assets—(0.0)%		(412,350)

Net Assets—100.0%		$2,458,101,620

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $425,841,423, representing 17.3% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c) When-issued or delayed-delivery. To be settled/delivered after June 30, 2014.

(d) Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.

(e) All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(f) Non-income producing.

(g) Exchange traded-Chicago Board Options Exchange.

(h) Securities exchangeable or convertible into securities of an entity different than the issuer or structured by the issuer to provide exposure to securities of an entity different than the issuer (synthetic convertible securities). Such entity is identified in the parenthetical.

Glossary:

UNIT—More than one class of securities traded together.

AllianzGI International Managed Volatility Fund

	Shares	Value
Common Stock—98.9%
Australia—6.2%
AGL Energy Ltd.	51,322	$749,659
Amcor Ltd.	47,661	468,772
Coca-Cola Amatil Ltd.	78,407	700,092
CSL Ltd.	4,782	300,180
Flight Centre Travel Group Ltd.	7,466	312,854
Insurance Australia Group Ltd.	121,971	671,810
Scentre Group REIT (c)	77,352	233,408
Sonic Healthcare Ltd.	61,429	1,004,866
Sydney Airport	107,476	427,629
Treasury Wine Estates Ltd.	74,281	350,789
Westfield Corp. REIT	62,081	418,556
Woodside Petroleum Ltd.	6,184	239,762

		5,878,377

Belgium—1.4%
Belgacom S.A.	38,611	1,281,758

China—1.2%
Jiangsu Expressway Co., Ltd., Class H	328,000	390,276
PetroChina Co., Ltd., Class H	616,000	774,122

		1,164,398

Denmark—0.8%
Novozymes A/S, Class B	15,482	776,523

Finland—0.5%
Elisa Oyj	14,155	433,004

France—6.6%
Essilor International S.A.	2,373	251,481
Dassault Systemes	12,020	1,545,543
Eutelsat Communications S.A.	29,682	1,031,440
Iliad S.A.	868	262,373
Neopost S.A.	3,735	279,732
Pernod Ricard S.A.	4,931	592,314
SES S.A.	58,753	2,228,479

		6,191,362

Germany—7.8%
Fresenius Medical Care AG & Co. KGaA	29,161	1,961,989
Fresenius SE & Co. KGaA	11,474	1,711,182
Kabel Deutschland Holding AG	5,674	830,176
MAN SE	6,854	847,064
Rhoen Klinikum AG	40,064	1,322,769
Suedzucker AG	32,124	648,673

		7,321,853

Hong Kong—14.1%
ASM Pacific Technology Ltd.	28,500	311,277
Cheung Kong Infrastructure Holdings Ltd.	172,000	1,192,645
CLP Holdings Ltd.	258,000	2,112,783
Esprit Holdings Ltd.	402,800	571,628
Hang Seng Bank Ltd.	45,700	748,026
HKT Trust and HKT Ltd.	530,000	621,795
Hong Kong & China Gas Co., Ltd.	239,833	525,439
Hong Kong Exchanges and Clearing Ltd.	30,400	566,327
Hongkong Land Holdings Ltd.	135,000	900,945
Hysan Development Co., Ltd.	71,000	333,454
Jardine Matheson Holdings Ltd.	8,000	474,761
Kerry Properties Ltd.	94,000	328,566
Link REIT	73,500	395,707
MTR Corp. Ltd.	159,000	613,351
PCCW Ltd.	894,000	532,912
Power Assets Holdings Ltd.	131,000	1,149,173
Swire Pacific Ltd., Class A	25,000	307,547
Techtronic Industries Co.	156,000	500,088

	Shares	Value
VTech Holdings Ltd.	58,100	$772,878
Yue Yuen Industrial Holdings Ltd.	76,000	257,231

		13,216,533

Israel—5.0%
Bank Hapoalim BM	68,823	397,520
Bank Leumi Le-Israel BM (c)	59,039	230,108
Bezeq The Israeli Telecommunication Corp. Ltd.	130,335	243,933
Delek Group Ltd.	570	235,780
Israel Chemicals Ltd.	120,823	1,035,218
Mizrahi Tefahot Bank Ltd.	51,242	662,483
Teva Pharmaceutical Industries Ltd.	35,271	1,852,890

		4,657,932

Japan—13.5%
ABC-Mart, Inc.	6,600	353,177
ANA Holdings, Inc.	199,000	469,637
Aozora Bank Ltd.	116,000	381,385
Benesse Holdings, Inc.	6,300	273,264
Canon, Inc.	29,400	960,850
Coca-Cola East Japan Co., Ltd.	9,700	247,008
CyberAgent, Inc.	5,800	234,789
FamilyMart Co., Ltd.	17,300	745,851
GungHo Online Entertainment, Inc.	35,500	229,390
HIS Co., Ltd.	14,400	465,097
Japan Airlines Co., Ltd.	10,500	580,540
Lawson, Inc.	4,800	360,275
McDonald’s Holdings Co. Japan Ltd.	9,600	269,648
Nitori Holdings Co., Ltd.	11,200	612,773
NTT DoCoMo, Inc.	32,500	554,801
Oriental Land Co., Ltd.	9,200	1,576,757
Osaka Gas Co., Ltd.	79,000	331,944
Otsuka Corp.	7,800	378,257
Otsuka Holdings Co., Ltd.	9,100	282,192
Pigeon Corp.	5,100	269,023
Ricoh Co., Ltd.	19,200	228,838
Sankyo Co., Ltd.	16,100	619,321
Sanrio Co., Ltd.	7,700	223,743
Square Enix Holdings Co., Ltd.	25,500	451,056
Tokyo Gas Co., Ltd.	124,000	724,322
Tsuruha Holdings, Inc.	5,000	275,917
Unicharm Corp.	4,400	262,334
Yamazaki Baking Co., Ltd.	28,000	349,729

		12,711,918

Netherlands—2.4%
Koninklijke DSM NV	19,991	1,454,792
Nutreco NV	5,344	236,030
Reed Elsevier NV	25,151	577,548

		2,268,370

New Zealand—2.0%
Auckland International Airport Ltd.	122,691	418,907
Sky Network Television Ltd.	138,964	835,734
SKYCITY Entertainment Group Ltd.	89,405	311,437
Telecom Corp. of New Zealand Ltd.	141,617	332,301

		1,898,379

Norway—0.4%
Subsea 7 S.A.	19,791	368,894

Portugal—0.2%
Jeronimo Martins SGPS S.A.	13,888	228,340

56	Annual Report	| June 30, 2014 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2014

	Shares	Value
Singapore—10.9%
CapitaCommercial Trust REIT	582,000	$794,907
CapitaMall Trust REIT	471,000	746,566
ComfortDelGro Corp. Ltd.	296,000	593,585
DBS Group Holdings Ltd.	38,000	511,088
Hutchison Port Holdings Trust UNIT	1,941,000	1,397,860
Keppel Corp. Ltd.	215,000	1,861,141
Sembcorp Industries Ltd.	108,000	465,379
Singapore Airlines Ltd.	152,000	1,263,501
Singapore Post Ltd.	168,000	233,764
Singapore Press Holdings Ltd.	377,000	1,260,679
StarHub Ltd.	260,000	870,219
Suntec Real Estate Investment Trust REIT	189,000	274,639

		10,273,328

Spain—0.6%
Ebro Foods S.A.	13,017	289,211
Enagas S.A.	7,548	242,961

		532,172

Sweden—0.3%
Swedish Match AB	6,847	237,745

Switzerland—6.8%
Barry Callebaut AG (c)	177	240,409
Galenica AG	807	787,568
Nestle S.A.	4,746	367,753
Novartis AG	7,952	720,120
Partners Group Holding AG	1,545	422,086
PSP Swiss Property AG (c)	2,524	237,365
Roche Holdings AG	1,466	436,805
Swiss Prime Site AG (c)	10,338	856,315
Swisscom AG	2,157	1,252,950
Transocean Ltd.	24,080	1,081,870

		6,403,241

United Kingdom—18.2%
Admiral Group PLC	9,623	254,978
BP PLC	324,448	2,857,062
Centrica PLC	266,677	1,425,021
G4S PLC	137,886	601,985
GlaxoSmithKline PLC	46,924	1,249,360
Imperial Tobacco Group PLC	13,762	619,125
Pennon Group PLC	55,504	746,043
Randgold Resources Ltd.	30,890	2,601,179
Royal Dutch Shell PLC, Class A	51,429	2,125,187
Royal Dutch Shell PLC, Class B	43,850	1,905,725
Serco Group PLC	50,164	313,784
SSE PLC	37,563	1,006,277
United Utilities Group PLC	45,257	682,934
Vodafone Group PLC	97,876	327,129
WM Morrison Supermarkets PLC	118,063	370,276

		17,086,065

Total Common Stock (cost—$83,702,409)		92,930,192

RIGHTS—0.0%
Hong Kong—0.0%
HKT Trust and HKT Ltd.,expires 7/11/14 (b)(c) (cost—$0)	95,400	28,188

	Principal Amount (000s)	Value
Repurchase Agreements—0.7%
State Street Bank and Trust Co., dated 6/30/14, 0.00%, due 7/1/14, proceeds $693,000; collateralized by Fannie Mae, 3.25%, due 12/27/32, valued at $711,000 including accrued interest
(cost—$693,000)	$693	$693,000

Total Investments (cost-$84,395,409) (a)—99.6%		93,651,380

Other assets less liabilities—0.4%		373,345

Net Assets—100.0%		$94,024,725

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $86,094,272, representing 91.6% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Fair-Valued—Security with a value of $28,188, representing less than 0.05% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

Glossary:

REIT—Real Estate Investment Trust

UNIT—More than one class of securities traded together.

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Oil, Gas & Consumable Fuels	8.7%
Media	7.4%
Health Care Providers & Services	6.4%
Electric Utilities	5.8%
Pharmaceuticals	5.7%
Diversified Telecommunication Services	5.5%
Chemicals	3.4%
Real Estate Management & Development	3.2%
Hotels, Restaurants & Leisure	3.1%
Banks	3.0%
Real Estate Investment Trust	3.0%
Industrial Conglomerates	3.0%
Transportation Infrastructure	2.8%
Metals & Mining	2.8%
Airlines	2.4%
Food Products	2.4%
Software	2.3%
Multi-Utilities	2.3%
Food & Staples Retailing	2.1%
Beverages	2.0%
Gas Utilities	2.0%
Wireless Telecommunication Services	1.9%
Specialty Retail	1.8%
Technology Hardware, Storage & Peripherals	1.5%
Energy Equipment & Services	1.5%
Water Utilities	1.5%
Road & Rail	1.3%
Insurance	1.0%
Tobacco	1.0%
Commercial Services & Supplies	0.9%
Machinery	0.9%
Communications Equipment	0.8%
Leisure Equipment & Products	0.7%
Diversified Financial Services	0.6%
Household Products	0.6%
Household Durables	0.5%
Containers & Packaging	0.5%
Capital Markets	0.4%
IT Services	0.4%
Semiconductors & Semiconductor Equipment	0.3%
Biotechnology	0.3%
Diversified Consumer Services	0.3%
Textiles, Apparel & Luxury Goods	0.3%
Health Care Equipment & Supplies	0.3%
Air Freight & Logistics	0.3%
Repurchase Agreements	0.7%
Other assets less liabilities	0.4%

100.0%

See accompanying Notes to Financial Statements	| June 30, 2014 |	Annual Report	57

Schedule of Investments

June 30, 2014

AllianzGI Mid-Cap Fund

	Shares	Value
Common Stock—99.3%
Aerospace & Defense—1.8%
BE Aerospace, Inc. (a)	66,020	$6,106,190

Airlines—2.0%
United Continental Holdings, Inc. (a)	163,690	6,722,748

Auto Components—2.0%
Delphi Automotive PLC	100,025	6,875,718

Banks—1.7%
First Republic Bank	102,870	5,656,821

Biotechnology—0.8%
Vertex Pharmaceuticals, Inc. (a)	29,265	2,770,810

Building Products—1.4%
Armstrong World Industries, Inc. (a)	85,385	4,903,661

Capital Markets—1.5%
SEI Investments Co.	153,880	5,042,648

Chemicals—5.9%
Airgas, Inc.	48,480	5,279,957
International Flavors & Fragrances, Inc.	61,055	6,366,815
Sherwin-Williams Co.	40,845	8,451,239

		20,098,011

Communications Equipment—1.9%
Palo Alto Networks, Inc. (a)	76,170	6,386,854

Construction Materials—1.1%
Vulcan Materials Co.	61,385	3,913,294

Diversified Financial Services—1.5%
McGraw Hill Financial, Inc.	61,475	5,104,269

Electrical Equipment—2.3%
AMETEK, Inc.	147,695	7,721,495

Energy Equipment & Services—1.2%
Weatherford International PLC (a)	186,175	4,282,025

Food Products—2.9%
Hain Celestial Group, Inc. (a)	31,150	2,764,251
Hershey Co.	75,115	7,313,948

		10,078,199

Health Care Equipment & Supplies—3.7%
Boston Scientific Corp. (a)	353,365	4,512,471
Cooper Cos., Inc.	35,320	4,786,919
Insulet Corp. (a)	84,725	3,361,041

		12,660,431

Health Care Providers & Services—3.3%
Cardinal Health, Inc.	88,760	6,085,386
Team Health Holdings, Inc. (a)	101,695	5,078,648

		11,164,034

Hotels, Restaurants & Leisure—5.1%
Chipotle Mexican Grill, Inc. (a)	10,565	6,259,868
Starwood Hotels & Resorts Worldwide, Inc.	76,865	6,212,229
Wynn Resorts Ltd.	24,555	5,096,636

		17,568,733

Household Durables—4.4%
Harman International Industries, Inc.	32,815	3,525,315
Newell Rubbermaid, Inc.	221,540	6,865,525
Whirlpool Corp.	32,440	4,516,297

		14,907,137

	Shares	Value
Insurance—1.2%
Lincoln National Corp.	78,825	$4,054,758

Internet & Catalog Retail—1.4%
HomeAway, Inc. (a)	133,280	4,640,810

Internet Software & Services—3.5%
Akamai Technologies, Inc. (a)	93,145	5,687,434
Yelp, Inc. (a)	81,455	6,245,969

		11,933,403

IT Services—1.5%
Fidelity National Information Services, Inc.	95,980	5,253,945

Life Sciences Tools & Services—2.8%
PerkinElmer, Inc.	98,490	4,613,272
Quintiles Transnational Holdings, Inc. (a)	94,445	5,032,974

		9,646,246

Machinery—4.9%
Colfax Corp. (a)	63,780	4,754,161
ITT Corp.	57,445	2,763,104
Oshkosh Corp.	69,690	3,869,886
WABCO Holdings, Inc. (a)	49,200	5,255,544

		16,642,695

Media—2.9%
AMC Networks, Inc., Class A (a)	74,100	4,556,409
Scripps Networks Interactive, Inc., Class A	64,755	5,254,221

		9,810,630

Metals & Mining—1.4%
Constellium NV, Class A (a)	154,800	4,962,888

Multi-line Retail—1.8%
Dollar Tree, Inc. (a)	111,835	6,090,534

Oil, Gas & Consumable Fuels—2.9%
Cabot Oil & Gas Corp.	114,235	3,899,983
Concho Resources, Inc. (a)	42,310	6,113,795

		10,013,778

Pharmaceuticals—5.3%
Endo International PLC (a)	67,720	4,741,754
Mylan, Inc. (a)	166,280	8,573,397
Salix Pharmaceuticals Ltd. (a)	38,195	4,711,353

		18,026,504

Professional Services—2.7%
Nielsen NV	114,630	5,549,238
Towers Watson & Co., Class A	35,420	3,691,827

		9,241,065

Real Estate Management & Development—1.9%
CBRE Group, Inc., Class A (a)	197,880	6,340,075

Road & Rail—2.5%
Genesee & Wyoming, Inc., Class A (a)	49,395	5,186,475
Swift Transportation Co. (a)	135,880	3,428,252

		8,614,727

Semiconductors & Semiconductor Equipment—6.2%
Atmel Corp. (a)	544,260	5,099,716
Avago Technologies Ltd.	64,355	4,638,065
Lam Research Corp.	47,655	3,220,525
Microchip Technology, Inc.	94,300	4,602,783
NXP Semiconductor NV (a)	55,205	3,653,467

		21,214,556

Software—2.5%
Aspen Technology, Inc. (a)	107,190	4,973,616
Splunk, Inc. (a)	66,600	3,684,978

		8,658,594

	Shares	Value
Specialty Retail—3.5%
Advance Auto Parts, Inc.	50,020	$6,748,698
Tractor Supply Co.	85,990	5,193,796

		11,942,494

Technology Hardware, Storage & Peripherals—1.0%
Western Digital Corp.	38,465	3,550,320

Textiles, Apparel & Luxury Goods—4.9%
Deckers Outdoor Corp. (a)	50,235	4,336,788
Kate Spade & Co. (a)	109,230	4,166,032
Ralph Lauren Corp.	20,565	3,304,590
V.F. Corp.	76,680	4,830,840

		16,638,250

Total Common Stock (cost—$280,020,006)		339,239,350

	Principal Amount (000s)
Repurchase Agreements—0.9%
State Street Bank and Trust Co., dated 6/30/14, 0.00%, due 7/1/14, proceeds $2,935,000; collateralized by Federal Home Loan Bank, 2.30%, due 5/28/21, valued at $2,994,900 including accrued interest
(cost-$2,935,000)	$2,935	2,935,000

Total Investments (cost—$282,955,006)—100.2%		342,174,350

Liabilities in excess of other assets—(0.2)%		(758,482)

Net Assets—100.0%		$341,415,868

Notes to Schedule of Investments:

(a) Non-income producing.

58	Annual Report	| June 30, 2014 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2014

AllianzGI NFJ All-Cap Value Fund

	Shares	Value
Common Stock—97.3%
Aerospace & Defense—2.4%
Northrop Grumman Corp.	5,300	$634,039

Automobiles—2.6%
Ford Motor Co.	38,600	665,464

Banks—13.1%
Bank of America Corp.	20,500	315,085
Citigroup, Inc.	6,000	282,600
Fifth Third Bancorp	27,800	593,530
JPMorgan Chase & Co.	10,600	610,772
Old National Bancorp	20,100	287,028
PNC Financial Services Group, Inc.	7,200	641,160
Wells Fargo & Co.	12,700	667,512

		3,397,687

Beverages—1.3%
Molson Coors Brewing Co., Class B	4,700	348,552

Capital Markets—2.5%
Ameriprise Financial, Inc.	5,500	660,000

Chemicals—1.2%
EI du Pont de Nemours & Co.	4,900	320,656

Commercial Services & Supplies—1.3%
Republic Services, Inc.	8,600	326,542

Communications Equipment—1.3%
Cisco Systems, Inc.	14,000	347,900

Consumer Finance—2.5%
Capital One Financial Corp.	3,900	322,140
Navient Corp.	19,100	338,261

		660,401

Diversified Telecommunication Services—3.2%
AT&T, Inc.	14,400	509,184
Verizon Communications, Inc.	6,600	322,938

		832,122

Electronic Equipment, Instruments & Components—1.2%
Avnet, Inc.	6,800	301,308

Food & Staples Retailing—2.4%
Kroger Co.	6,900	341,067
Wal-Mart Stores, Inc.	3,700	277,759

		618,826

Food Products—2.5%
Ingredion, Inc.	8,500	637,840

Gas Utilities—2.6%
UGI Corp.	13,200	666,600

Health Care Equipment & Supplies—3.8%
Medtronic, Inc.	10,300	656,728
Zimmer Holdings, Inc.	3,300	342,738

		999,466

Health Care Providers & Services—1.4%
Cigna Corp.	3,833	352,521

Household Durables—2.4%
Newell Rubbermaid, Inc.	10,900	337,791
Whirlpool Corp.	2,100	292,362

		630,153

Independent Power Producers & Energy Traders—1.2%
AES Corp.	19,900	309,445

Industrial Conglomerates—2.3%
General Electric Co.	22,800	599,184

	Shares	Value
Insurance—5.1%
Allstate Corp.	11,500	$675,280
MetLife, Inc.	5,600	311,136
Reinsurance Group of America, Inc.	4,200	331,380

		1,317,796

IT Services—2.4%
Xerox Corp.	51,100	635,684

Machinery—5.1%
Crane Co.	4,200	312,312
Hillenbrand, Inc.	9,200	300,104
Trinity Industries, Inc.	16,000	699,520

		1,311,936

Metals & Mining—2.1%
Reliance Steel & Aluminum Co.	3,900	287,469
Yamana Gold, Inc.	30,200	248,244

		535,713

Oil, Gas & Consumable Fuels—11.8%
Chevron Corp.	4,600	600,530
ConocoPhillips	6,400	548,672
Devon Energy Corp.	4,300	341,420
HollyFrontier Corp.	5,224	228,237
Murphy Oil Corp.	4,700	312,456
Royal Dutch Shell PLC ADR	4,200	345,954
Total S.A. ADR	9,400	678,680

		3,055,949

Paper & Forest Products—2.3%
International Paper Co.	12,000	605,640

Pharmaceuticals—6.9%
GlaxoSmithKline PLC ADR	5,600	299,488
Merck & Co., Inc.	11,400	659,490
Pfizer, Inc.	17,000	504,560
Teva Pharmaceutical Industries Ltd. ADR	6,000	314,520

		1,778,058

Real Estate Investment Trust—1.3%
CBL & Associates Properties, Inc.	17,900	340,100

Road & Rail—1.4%
Norfolk Southern Corp.	3,500	360,605

Semiconductors & Semiconductor Equipment—1.5%
Intel Corp.	12,800	395,520

Software—3.7%
CA, Inc.	10,100	290,274
Microsoft Corp.	15,800	658,860

		949,134

Technology Hardware, Storage & Peripherals—2.5%
Hewlett-Packard Co.	18,900	636,552

Total Common Stock (cost—$18,650,967)		25,231,393

	Principal Amount (000s)
Repurchase Agreements—2.9%
State Street Bank and Trust Co., dated 6/30/14, 0.00%, due 7/1/14, proceeds $739,000; collateralized by Fannie Mae, 1.63%, due 1/10/20, valued at $755,625 including accrued interest
(cost—$739,000)	$739	739,000

Total Investments (cost—$19,389,967)—100.2%		25,970,393

	Principal Amount (000s)	Value

Liabilities in excess of other assets—(0.2)%		$(41,924)

Net Assets—100.0%		$25,928,469

Glossary:

ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	| June 30, 2014 |	Annual Report	59

Schedule of Investments

June 30, 2014

AllianzGI NFJ Dividend Value Fund

	Shares	Value
Common Stock—98.4%
Aerospace & Defense—3.6%
Lockheed Martin Corp.	984,900	$158,302,977
Northrop Grumman Corp.	1,451,300	173,619,019

		331,921,996

Automobiles—4.0%
Ford Motor Co.	21,914,400	377,804,256

Banks—13.5%
Citigroup, Inc.	4,168,900	196,355,190
Fifth Third Bancorp	7,916,200	169,010,870
JPMorgan Chase & Co.	6,017,000	346,699,540
PNC Financial Services Group, Inc.	2,098,878	186,905,086
Wells Fargo & Co.	6,836,600	359,331,696

		1,258,302,382

Beverages—2.1%
Molson Coors Brewing Co., Class B	2,585,800	191,762,928

Capital Markets—2.1%
Ameriprise Financial, Inc.	1,595,641	191,476,920

Chemicals—1.8%
EI du Pont de Nemours & Co.	2,607,800	170,654,432

Communications Equipment—3.5%
Cisco Systems, Inc.	6,989,400	173,686,590
Harris Corp.	2,016,800	152,772,600

		326,459,190

Consumer Finance—2.0%
Navient Corp.	9,015,700	159,668,047
SLM Corp.	3,707,100	30,806,001

		190,474,048

Diversified Telecommunication Services—6.1%
AT&T, Inc.	10,677,757	377,565,487
Verizon Communications, Inc.	3,831,600	187,480,188

		565,045,675

Electric Utilities—2.0%
American Electric Power Co., Inc.	3,429,500	191,263,215

Food & Staples Retailing—1.8%
Wal-Mart Stores, Inc.	2,238,200	168,021,674

Health Care Equipment & Supplies—1.9%
Baxter International, Inc.	2,462,500	178,038,750

Health Care Providers & Services—2.1%
WellPoint, Inc.	1,830,000	196,926,300

Industrial Conglomerates—2.1%
General Electric Co.	7,583,800	199,302,264

Insurance—7.9%
Allstate Corp.	3,012,400	176,888,128
MetLife, Inc.	6,761,100	375,646,716
Travelers Cos., Inc.	1,924,900	181,075,343

		733,610,187

IT Services—2.0%
Xerox Corp.	14,988,400	186,455,696

Metals & Mining—2.0%
Barrick Gold Corp.	10,404,900	190,409,670

	Shares	Value
Oil, Gas & Consumable Fuels—16.3%
Chevron Corp.	1,521,300	$198,605,715
ConocoPhillips	4,488,700	384,816,251
Marathon Oil Corp.	4,806,800	191,887,456
Occidental Petroleum Corp.	1,843,400	189,188,142
Royal Dutch Shell PLC ADR	2,291,700	188,767,329
Total S.A. ADR	5,114,500	369,266,900

		1,522,531,793

Paper & Forest Products—2.2%
International Paper Co.	4,144,000	209,147,680

Pharmaceuticals—9.8%
GlaxoSmithKline PLC ADR	3,827,000	204,667,960
Johnson & Johnson	1,835,300	192,009,086
Merck & Co., Inc.	3,164,800	183,083,680
Pfizer, Inc.	5,123,900	152,077,352
Teva Pharmaceutical Industries Ltd. ADR	3,572,200	187,254,724

		919,092,802

Road & Rail—1.9%
Norfolk Southern Corp.	1,758,594	181,187,940

Semiconductors & Semiconductor Equipment—4.1%
Intel Corp.	12,399,074	383,131,387

Software—3.6%
CA, Inc.	5,432,800	156,138,672
Microsoft Corp.	4,263,450	177,785,865

		333,924,537

Total Common Stock (cost—$6,814,848,041)		9,196,945,722

	Principal Amount (000s)
Repurchase Agreements—2.1%
State Street Bank and Trust Co., dated 6/30/14, 0.00%, due 7/1/14, proceeds $198,356,000; collateralized by Fannie Mae, 1.63%, due 1/10/20, valued at $202,327,125 including accrued interest
(cost—$198,356,000)	$198,356	198,356,000

Total Investments (cost—$7,013,204,041)—100.5%		9,395,301,722

Liabilities in excess of other assets—(0.5)%		(50,840,694)

Net Assets—100.0%		$9,344,461,028

Glossary:

ADR—American Depositary Receipt

AllianzGI NFJ International Value Fund

	Shares	Value
Common Stock—95.9%
Australia—2.0%
Australia & New Zealand Banking Group Ltd. ADR	1,963,300	$61,745,785

Brazil—7.7%
Banco Bradesco S.A. ADR	4,025,160	58,445,323
Cia de Saneamento Basico do Estado de Sao Paulo ADR	6,857,000	73,507,040
Cia Paranaense de Energia, Class P ADR	3,523,821	53,949,700
Vale S.A. ADR	4,338,000	57,391,740

		243,293,803

Canada—6.4%
Magna International, Inc.	308,200	33,208,550
Manulife Financial Corp.	3,265,700	64,889,459
Methanex Corp.	204,800	12,652,544
Toronto-Dominion Bank	1,279,300	65,768,813
Yamana Gold, Inc.	3,413,200	28,056,504

		204,575,870

China—8.7%
Anhui Conch Cement Co., Ltd., Class H	18,445,500	63,626,896
China Construction Bank Corp., Class H	104,337,500	78,905,342
China Mobile Ltd.	6,663,600	64,721,802
China Petroleum & Chemical Corp., Class H	72,298,260	68,830,044

		276,084,084

Denmark—1.9%
Carlsberg A/S, Class B	564,700	60,820,311

France—3.6%
Cap Gemini S.A.	332,764	23,747,280
Orange S.A. ADR	1,944,000	30,715,200
Sanofi	567,559	60,325,555

		114,788,035

Germany—2.9%
Deutsche Boerse AG	393,710	30,526,162
Siemens AG	454,992	60,074,481

		90,600,643

Hong Kong—1.9%
BOC Hong Kong Holdings Ltd.	20,299,400	58,808,620

India—0.7%
Tata Motors Ltd. ADR	589,900	23,041,494

Ireland—0.8%
Smurfit Kappa Group PLC	1,163,385	26,627,528

Israel—3.0%
Israel Chemicals Ltd.	3,785,804	32,436,958
Teva Pharmaceutical Industries Ltd. ADR	1,195,900	62,689,078

		95,126,036

Japan—10.4%
Hitachi Ltd.	7,814,100	57,270,065
Isuzu Motors Ltd.	10,052,800	66,569,357
Komatsu Ltd.	1,454,400	33,761,394
Mitsui & Co., Ltd. ADR	202,300	64,837,150
Mizuho Financial Group, Inc.	29,761,300	61,174,448
Nitto Denko Corp. ADR	1,424,000	33,221,920
Sega Sammy Holdings, Inc.	628,500	12,376,788

		329,211,122

60	Annual Report	| June 30, 2014 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2014

	Shares	Value
Norway—3.0%
Statoil ASA ADR	2,003,100	$61,755,573
Telenor ASA	1,415,900	32,237,842

		93,993,415

Russian Federation—4.8%
Lukoil OAO ADR	1,273,100	76,156,842
Mobile Telesystems OJSC ADR	2,002,100	39,521,454
Sberbank of Russia ADR	3,622,200	36,837,774

		152,516,070

Singapore—3.7%
Golden Agri-Resources Ltd.	130,158,400	58,049,039
United Overseas Bank Ltd. ADR	1,614,600	58,432,374

		116,481,413

South Africa—3.1%
Sasol Ltd. ADR	1,687,400	99,759,088

Sweden—0.9%
Svenska Cellulosa AB SCA ADR	1,097,100	28,513,629

Switzerland—3.0%
Zurich Insurance Group AG ADR (b)	3,194,000	96,139,400

Taiwan—0.9%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,327,800	28,401,642

Turkey—1.0%
KOC Holding AS ADR	1,273,639	30,885,746

United Kingdom—21.4%
BAE Systems PLC ADR	2,016,100	60,200,746
Barclays PLC	7,776,447	28,327,855
Centrica PLC	11,746,100	62,766,735
Diageo PLC ADR	198,595	25,275,186
HSBC Holdings PLC	9,077,080	92,087,629
Imperial Tobacco Group PLC	1,414,819	63,649,918
Marks & Spencer Group PLC ADR	1,886,600	27,393,432
Persimmon PLC (b)	2,798,991	60,961,098
Rio Tinto PLC ADR	1,150,300	62,438,284
Royal Dutch Shell PLC ADR	1,178,200	97,048,334
Sage Group PLC ADR	1,013,734	26,569,968
Serco Group PLC	3,788,729	23,699,130
TESCO PLC	10,180,881	49,480,953

		679,899,268

United States—4.1%
Axis Capital Holdings Ltd.	1,367,400	60,548,472
Ensco PLC, Class A	748,500	41,594,145
RenaissanceRe Holdings Ltd.	271,500	29,050,500

		131,193,117

Total Common Stock (cost—$2,689,496,559)		3,042,506,119

Preferred Stock—2.0%
Germany—2.0%
Volkswagen AG (cost—$49,487,784)	244,492	64,036,525

	Principal Amount (000s)	Value
Repurchase Agreements—2.0%
State Street Bank and Trust Co., dated 6/30/14, 0.00%, due 7/1/14, proceeds $64,650,000; collateralized by Fannie Mae, 1.71%, due 1/15/20, valued at $65,945,688 including accrued interest
(cost—$64,650,000)	$64,650	$64,650,000

Total Investments (cost—$2,803,634,343) (a)—99.9%		3,171,192,644

Other assets less liabilities—0.1%		2,924,641

Net Assets—100.0%		$3,174,117,285

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $1,372,200,625, representing 43.2% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:

ADR—American Depositary Receipt

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Banks	19.2%
Oil, Gas & Consumable Fuels	12.7%
Insurance	7.8%
Automobiles	4.8%
Metals & Mining	4.7%
Pharmaceuticals	3.9%
Wireless Telecommunication Services	3.2%
Industrial Conglomerates	2.9%
Beverages	2.7%
Chemicals	2.5%
Water Utilities	2.3%
Trading Companies & Distributors	2.0%
Tobacco	2.0%
Construction Materials	2.0%
Diversified Telecommunication Services	2.0%
Multi-Utilities	2.0%
Household Durables	1.9%
Aerospace & Defense	1.9%
Food Products	1.8%
Electronic Equipment, Instruments & Components	1.8%
Electric Utilities	1.7%
Food & Staples Retailing	1.6%
Energy Equipment & Services	1.3%
Machinery	1.1%
Auto Components	1.0%
Diversified Financial Services	1.0%
Household Products	0.9%
Semiconductors & Semiconductor Equipment	0.9%
Multi-line Retail	0.9%
Containers & Packaging	0.8%
Software	0.8%
IT Services	0.7%
Commercial Services & Supplies	0.7%
Leisure Equipment & Products	0.4%
Repurchase Agreements	2.0%
Other assets less liabilities	0.1%

100.0%

See accompanying Notes to Financial Statements	| June 30, 2014 |	Annual Report	61

Schedule of Investments

June 30, 2014

AllianzGI NFJ Large-Cap Value Fund

	Shares	Value
Common Stock—99.5%
Aerospace & Defense—4.0%
Lockheed Martin Corp.	53,500	$8,599,055
Northrop Grumman Corp.	190,000	22,729,700

		31,328,755

Automobiles—2.8%
Ford Motor Co.	1,244,000	21,446,560

Banks—13.4%
Bank of America Corp.	925,400	14,223,398
Citigroup, Inc.	275,400	12,971,340
Fifth Third Bancorp	672,915	14,366,735
JPMorgan Chase & Co.	391,100	22,535,182
PNC Financial Services Group, Inc.	178,100	15,859,805
Wells Fargo & Co.	461,100	24,235,416

		104,191,876

Beverages—1.4%
Molson Coors Brewing Co., Class B	146,700	10,879,272

Biotechnology—1.0%
Amgen, Inc.	63,300	7,492,821

Capital Markets—1.8%
Goldman Sachs Group, Inc.	42,700	7,149,688
State Street Corp.	103,100	6,934,506

		14,084,194

Chemicals—1.0%
PPG Industries, Inc.	36,200	7,607,430

Communications Equipment—2.0%
Cisco Systems, Inc.	631,000	15,680,350

Consumer Finance—3.4%
Capital One Financial Corp.	200,700	16,577,820
Navient Corp.	577,200	10,222,212

		26,800,032

Diversified Telecommunication Services—3.7%
AT&T, Inc.	379,600	13,422,656
Verizon Communications, Inc.	322,200	15,765,246

		29,187,902

Electric Utilities—3.0%
American Electric Power Co., Inc.	281,200	15,682,524
PPL Corp.	224,100	7,962,273

		23,644,797

Food & Staples Retailing—2.2%
Kroger Co.	170,500	8,427,815
Walgreen Co.	115,600	8,569,428

		16,997,243

Food Products—1.0%
ConAgra Foods, Inc.	250,200	7,425,936

Health Care Equipment & Supplies—2.0%
Medtronic, Inc.	243,600	15,531,936

Health Care Providers & Services—1.1%
Cigna Corp.	93,761	8,623,199

Household Durables—0.9%
Whirlpool Corp.	51,000	7,100,220

Industrial Conglomerates—2.8%
General Electric Co.	828,400	21,770,352

	Shares	Value
Insurance—6.1%
Allstate Corp.	410,000	$24,075,200
MetLife, Inc.	270,500	15,028,980
Travelers Cos., Inc.	85,300	8,024,171

		47,128,351

IT Services—1.9%
Xerox Corp.	1,214,100	15,103,404

Machinery—2.0%
Deere & Co.	79,800	7,225,890
Parker Hannifin Corp.	63,500	7,983,855

		15,209,745

Metals & Mining—1.6%
Freeport-McMoRan Copper & Gold, Inc.	346,200	12,636,300

Multi-line Retail—1.9%
Macy’s, Inc.	256,800	14,899,536

Oil, Gas & Consumable Fuels—16.1%
Chevron Corp.	171,100	22,337,105
ConocoPhillips	290,800	24,930,284
Devon Energy Corp.	106,900	8,487,860
Exxon Mobil Corp.	76,900	7,742,292
HollyFrontier Corp.	268,023	11,709,925
Marathon Oil Corp.	407,300	16,259,416
Murphy Oil Corp.	117,400	7,804,752
Royal Dutch Shell PLC ADR	106,300	8,755,931
Total S.A. ADR	246,900	17,826,180

		125,853,745

Paper & Forest Products—1.9%
International Paper Co.	299,500	15,115,765

Pharmaceuticals—9.0%
Eli Lilly & Co.	136,500	8,486,205
GlaxoSmithKline PLC ADR	135,300	7,235,844
Johnson & Johnson	152,400	15,944,088
Merck & Co., Inc.	285,600	16,521,960
Pfizer, Inc.	484,300	14,374,024
Teva Pharmaceutical Industries Ltd. ADR	149,900	7,857,758

		70,419,879

Road & Rail—1.2%
Norfolk Southern Corp.	89,600	9,231,488

Semiconductors & Semiconductor Equipment—2.4%
Intel Corp.	607,100	18,759,390

Software—3.8%
CA, Inc.	442,606	12,720,496
Microsoft Corp.	404,100	16,850,970

		29,571,466

Technology Hardware, Storage & Peripherals—3.1%
Apple, Inc.	95,200	8,846,936
Hewlett-Packard Co.	452,454	15,238,651

		24,085,587

Tobacco—1.0%
Altria Group, Inc.	184,100	7,721,154

Total Common Stock (cost—$547,540,097)		775,528,685

	Principal Amount (000s)	Value
Repurchase Agreements—0.5%
State Street Bank and Trust Co., dated 6/30/14, 0.00%, due 7/1/14, proceeds $3,844,000; collateralized by Fannie Mae, 1.71%, due 1/15/20, valued at $3,924,525 including accrued interest
(cost—$3,844,000)	$3,844	$3,844,000

Total Investments (cost—$551,384,097)—100.0%		779,372,685

Other assets less liabilities—0.0%		240,373

Net Assets—100.0%		$779,613,058

Glossary:

ADR—American Depositary Receipt

62	Annual Report	| June 30, 2014 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2014

AllianzGI NFJ Mid-Cap Value Fund

	Shares	Value
Common Stock—97.3%
Aerospace & Defense—3.3%
Alliant Techsystems, Inc.	57,300	$7,673,616
L-3 Communications Holdings, Inc.	76,900	9,285,675
Northrop Grumman Corp.	77,600	9,283,288

		26,242,579

Airlines—1.2%
Southwest Airlines Co.	369,800	9,932,828

Auto Components—2.1%
Goodyear Tire & Rubber Co.	307,000	8,528,460
Magna International, Inc.	80,200	8,641,550

		17,170,010

Banks—5.7%
Banco de Chile ADR	72,582	5,814,544
BB&T Corp.	206,300	8,134,409
BOK Financial Corp.	112,800	7,512,480
Fifth Third Bancorp	380,600	8,125,810
KeyCorp	612,200	8,772,826
Regions Financial Corp.	710,900	7,549,758

		45,909,827

Beverages—3.0%
Coca-Cola Enterprises, Inc.	167,800	8,017,484
Dr. Pepper Snapple Group, Inc.	136,700	8,007,886
Molson Coors Brewing Co., Class B	110,000	8,157,600

		24,182,970

Capital Markets—5.2%
Ameriprise Financial, Inc.	78,600	9,432,000
Ares Capital Corp.	404,600	7,226,156
Carlyle Group L.P.	275,800	9,366,168
KKR & Co. L.P.	372,600	9,065,358
Oaktree Capital Group LLC	140,700	7,033,593

		42,123,275

Chemicals—5.0%
Agrium, Inc.	83,900	7,687,757
Ashland, Inc.	75,100	8,166,374
CF Industries Holdings, Inc.	33,226	7,991,850
Eastman Chemical Co.	91,400	7,983,790
Methanex Corp.	135,300	8,358,834

		40,188,605

Communications Equipment—1.5%
Brocade Communications Systems, Inc.	861,100	7,922,120
Harris Corp.	53,400	4,045,050

		11,967,170

Consumer Finance—1.2%
Discover Financial Services	157,100	9,737,058

Containers & Packaging—2.9%
Ball Corp.	129,100	8,091,988
Rexam PLC ADR	164,560	7,684,952
Rock-Tenn Co., Class A	75,300	7,950,927

		23,727,867

Electric Utilities—2.1%
Entergy Corp.	101,200	8,307,508
PPL Corp.	234,500	8,331,785

		16,639,293

Electronic Equipment, Instruments & Components—3.0%
Avnet, Inc.	178,600	7,913,766
Corning, Inc.	378,500	8,308,075
TE Connectivity Ltd.	130,100	8,045,384

		24,267,225

	Shares	Value
Energy Equipment & Services—0.5%
Ensco PLC, Class A	78,100	$4,340,017

Food Products—4.0%
Archer-Daniels-Midland Co.	201,900	8,905,809
ConAgra Foods, Inc.	245,300	7,280,504
Ingredion, Inc.	125,300	9,402,512
Tyson Foods, Inc., Class A	182,500	6,851,050

		32,439,875

Health Care Equipment & Supplies—2.0%
St. Jude Medical, Inc.	117,100	8,109,175
Zimmer Holdings, Inc.	75,900	7,882,974

		15,992,149

Health Care Providers & Services—4.7%
AmerisourceBergen Corp.	110,800	8,050,728
Cardinal Health, Inc.	110,500	7,575,880
Quest Diagnostics, Inc.	106,700	6,262,223
Universal Health Services, Inc., Class B	82,600	7,909,776
WellPoint, Inc.	75,300	8,103,033

		37,901,640

Hotels, Restaurants & Leisure—0.9%
International Game Technology	439,100	6,986,081

Household Durables—1.5%
Tupperware Brands Corp.	48,900	4,092,930
Whirlpool Corp.	54,700	7,615,334

		11,708,264

Household Products—1.0%
Energizer Holdings, Inc.	67,400	8,224,822

Insurance—10.4%
Allstate Corp.	140,800	8,267,776
Assurant, Inc.	119,800	7,852,890
Axis Capital Holdings Ltd.	169,800	7,518,744
Chubb Corp.	89,500	8,249,215
Hartford Financial Services Group, Inc.	224,100	8,025,021
HCC Insurance Holdings, Inc.	193,700	9,479,678
Lincoln National Corp.	154,900	7,968,056
Principal Financial Group, Inc.	178,100	8,990,488
Reinsurance Group of America, Inc.	110,700	8,734,230
Unum Group	261,200	9,079,312

		84,165,410

IT Services—1.0%
Xerox Corp.	633,600	7,881,984

Life Sciences Tools & Services—1.0%
Agilent Technologies, Inc.	134,800	7,742,912

Machinery—2.9%
AGCO Corp.	134,600	7,567,212
Parker Hannifin Corp.	62,300	7,832,979
Valmont Industries, Inc.	55,300	8,402,835

		23,803,026

Media—2.2%
Gannett Co., Inc.	270,400	8,466,224
Shaw Communications, Inc., Class B	346,184	8,883,081

		17,349,305

Metals & Mining—1.9%
Silver Wheaton Corp.	308,500	8,104,295
Ternium S.A. ADR	257,500	7,191,975

		15,296,270

Multi-line Retail—0.9%
Kohl’s Corp.	139,600	7,354,128

	Shares	Value
Multi-Utilities—1.1%
SCANA Corp.	166,900	$8,980,889

Oil, Gas & Consumable Fuels—11.4%
Alliance Resource Partners L.P.	187,294	8,737,265
Canadian Oil Sands Ltd.	379,518	8,600,108
Devon Energy Corp.	117,600	9,337,440
El Paso Pipeline Partners L.P.	230,700	8,358,261
Encana Corp.	329,300	7,807,703
HollyFrontier Corp.	162,200	7,086,518
Marathon Oil Corp.	233,400	9,317,328
Marathon Petroleum Corp.	88,900	6,940,423
Murphy Oil Corp.	125,400	8,336,592
SM Energy Co.	106,300	8,939,830
Valero Energy Corp.	174,200	8,727,420

		92,188,888

Paper & Forest Products—1.0%
International Paper Co.	164,100	8,282,127

Professional Services—1.0%
Dun & Bradstreet Corp.	74,100	8,165,820

Real Estate Investment Trust—2.0%
Mid-America Apartment Communities, Inc.	114,600	8,371,530
Two Harbors Investment Corp.	767,700	8,045,496

		16,417,026

Road & Rail—2.1%
CSX Corp.	264,500	8,149,245
Norfolk Southern Corp.	86,400	8,901,792

		17,051,037

Semiconductors & Semiconductor Equipment—3.0%
Avago Technologies Ltd.	112,200	8,086,254
Broadcom Corp., Class A	207,200	7,691,264
Lam Research Corp.	129,000	8,717,820

		24,495,338

Software—1.9%
Activision Blizzard, Inc.	367,200	8,188,560
CA, Inc.	262,400	7,541,376

		15,729,936

Technology Hardware, Storage & Peripherals—1.2%
Seagate Technology PLC	168,900	9,596,898

Tobacco—1.5%
Lorillard, Inc.	126,700	7,724,899
Reynolds American, Inc.	67,600	4,079,660

		11,804,559

Total Common Stock (cost—$573,376,864)		785,987,108

Mutual Funds—1.0%
Central Fund of Canada Ltd., Class A (cost—$8,098,853)	587,800	8,546,612

See accompanying Notes to Financial Statements	| June 30, 2014 |	Annual Report	63

Schedule of Investments

June 30, 2014

	Principal Amount (000s)	Value
Repurchase Agreements—1.6%
State Street Bank and Trust Co., dated 6/30/14, 0.00%, due 7/1/14, proceeds $12,805,000; collateralized by Fannie Mae, 1.63%, due 1/10/20, valued at $13,065,000 including accrued interest
(cost—$12,805,000)	$12,805	$12,805,000

Total Investments (cost—$594,280,717)—99.9%		807,338,720

Other assets less liabilities—0.1%		556,157

Net Assets—100.0%		$807,894,877

Glossary:

ADR—American Depositary Receipt

AllianzGI NFJ Small-Cap Value Fund

	Shares	Value
Common Stock—95.4%
Aerospace & Defense—4.0%
AAR Corp. (a)	2,149,600	$59,242,976
Alliant Techsystems, Inc.	704,405	94,333,918
Cubic Corp.	569,969	25,369,320
Curtiss-Wright Corp.	580,984	38,089,311
Elbit Systems Ltd.	354,600	21,807,900
Triumph Group, Inc.	1,151,100	80,369,802

		319,213,227

Air Freight & Logistics—0.0%
Park-Ohio Holdings Corp.	2,600	151,086

Airlines—0.7%
Westjet Airlines Ltd. (a)	2,379,587	58,427,608

Banks—7.1%
Canadian Western Bank	1,605,856	60,032,422
Community Trust Bancorp, Inc.	470,680	16,106,669
First Financial Bancorp	405,175	6,973,062
First Interstate Bancsystem, Inc.	459,600	12,491,928
First Merchants Corp.	714,684	15,108,420
First Niagara Financial Group, Inc.	7,397,500	64,654,150
FirstMerit Corp.	3,871,000	76,452,250
Fulton Financial Corp.	6,326,029	78,379,499
International Bancshares Corp.	544,205	14,693,535
National Penn Bancshares, Inc.	2,434,583	25,757,888
Old National Bancorp	3,165,000	45,196,200
Southside Bancshares, Inc.	440,198	12,748,134
Susquehanna Bancshares, Inc.	5,479,400	57,862,464
Trustmark Corp.	2,080,301	51,362,632
Webster Financial Corp.	321,955	10,154,461
WesBanco, Inc.	402,849	12,504,433

		560,478,147

Chemicals—6.1%
A. Schulman, Inc.	1,265,862	48,988,859
Cabot Corp.	1,749,500	101,453,505
Innophos Holdings, Inc. (a)	1,175,600	67,679,292
Methanex Corp.	1,604,800	99,144,544
Olin Corp. (a)	3,584,200	96,486,664
PetroLogistics L.P.	1,650,035	23,694,503
Rentech Nitrogen Partners L.P.	1,091,429	18,532,464
Stepan Co.	537,661	28,420,761

		484,400,592

Commercial Services & Supplies—2.2%
Brink’s Co.	1,929,200	54,442,024
Ennis, Inc.	664,951	10,147,152
UniFirst Corp.	440,230	46,664,380
United Stationers, Inc.	1,094,077	45,371,373
West Corp.	662,320	17,750,176

		174,375,105

Consumer Finance—1.0%
Cash America International, Inc. (a)	1,739,891	77,303,357

Containers & Packaging—2.5%
Rock-Tenn Co., Class A	585,800	61,854,622
Silgan Holdings, Inc.	1,115,872	56,708,615
Sonoco Products Co.	1,760,950	77,358,533

		195,921,770

Electric Utilities—1.6%
El Paso Electric Co.	1,161,265	46,694,466

	Shares	Value
Great Plains Energy, Inc.	2,859,400	$76,832,078

		123,526,544

Electrical Equipment—1.4%
AZZ, Inc.	605,000	27,878,400
Babcock & Wilcox Co.	2,549,917	82,770,306

		110,648,706

Electronic Equipment, Instruments & Components—1.7%
AVX Corp.	1,281,500	17,018,320
Belden, Inc.	1,516,855	118,557,387

		135,575,707

Energy Equipment & Services—5.5%
Bristow Group, Inc.	1,467,000	118,269,540
Ensign Energy Services, Inc.	1,808,700	28,086,930
Gulfmark Offshore, Inc., Class A	355,715	16,071,204
Precision Drilling Corp.	7,985,301	113,071,862
ShawCor Ltd.	1,383,332	76,928,842
Tidewater, Inc.	1,439,000	80,799,850

		433,228,228

Food & Staples Retailing—1.7%
Andersons, Inc. (a)	1,527,025	78,763,949
Casey’s General Stores, Inc.	615,609	43,271,157
Weis Markets, Inc.	369,075	16,877,800

		138,912,906

Food Products—3.3%
Cal-Maine Foods, Inc. (a)	1,009,506	75,026,486
Ingredion, Inc.	1,490,800	111,869,632
Sanderson Farms, Inc. (a)	780,842	75,897,842

		262,793,960

Gas Utilities—1.5%
Laclede Group, Inc.	748,400	36,334,820
UGI Corp.	1,612,600	81,436,300

		117,771,120

Health Care Equipment & Supplies—3.1%
Analogic Corp.	84,414	6,604,551
Cooper Cos., Inc.	210,560	28,537,197
STERIS Corp.	2,021,805	108,126,132
Teleflex, Inc.	971,300	102,569,280

		245,837,160

Health Care Providers & Services—1.0%
Ensign Group, Inc.	449,884	13,982,395
Select Medical Holdings Corp.	4,385,857	68,419,369

		82,401,764

Hotels, Restaurants & Leisure—2.0%
Cracker Barrel Old Country Store, Inc.	811,100	80,761,227
International Game Technology	4,792,500	76,248,675

		157,009,902

Insurance—5.5%
Allied World Assurance Co. Holdings AG	2,254,668	85,722,477
American Financial Group, Inc.	1,504,600	89,613,976
First American Financial Corp.	2,919,900	81,144,021
Montpelier Re Holdings Ltd.	1,294,678	41,364,962
Protective Life Corp.	1,137,812	78,884,506
Symetra Financial Corp.	1,729,129	39,320,394
Universal Insurance Holdings, Inc. (a)	1,737,003	22,528,929

		438,579,265

64	Annual Report	| June 30, 2014 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2014

	Shares	Value
Internet & Catalog Retail—0.2%
PetMed Express, Inc. (a)	1,211,575	$16,332,031

Internet Software & Services—1.0%
j2 Global, Inc. (a)	1,489,531	75,757,547

IT Services—2.2%
Booz Allen Hamilton Holding Corp.	2,203,300	46,798,092
Broadridge Financial Solutions, Inc.	2,273,248	94,658,047
CSG Systems International, Inc.	1,171,900	30,598,309

		172,054,448

Leisure Equipment & Products—1.5%
Arctic Cat, Inc. (a)	943,600	37,196,712
Sturm Ruger & Co., Inc. (a)	1,402,335	82,751,788

		119,948,500

Life Sciences Tools & Services—1.3%
PerkinElmer, Inc.	2,186,272	102,404,980

Machinery—6.2%
Crane Co.	1,498,600	111,435,896
Hillenbrand, Inc.	1,241,900	40,510,778
Kennametal, Inc.	2,032,600	94,068,728
Standex International Corp.	310,409	23,119,262
Trinity Industries, Inc.	2,678,470	117,102,709
Valmont Industries, Inc.	700,000	106,365,000

		492,602,373

Media—2.1%
Cinemark Holdings, Inc.	2,604,900	92,109,264
Corus Entertainment, Inc., Class B	1,461,190	34,193,256
Meredith Corp.	852,682	41,235,702

		167,538,222

Metals & Mining—5.1%
Commercial Metals Co. (a)	5,264,400	91,126,764
Hi-Crush Partners L.P.	888,808	58,270,252
HudBay Minerals, Inc.	6,498,764	60,112,273
Royal Gold, Inc.	1,427,855	108,688,323
Steel Dynamics, Inc.	4,879,100	87,579,845

		405,777,457

Oil, Gas & Consumable Fuels—8.3%
Alliance Resource Partners L.P.	1,118,600	52,182,690
Boardwalk Pipeline Partners L.P.	4,554,900	84,265,650
CVR Energy, Inc.	1,756,420	84,641,880
Delek U.S. Holdings, Inc.	1,240,900	35,030,607
Golar LNG Partners L.P.	773,103	28,488,845
LinnCo LLC	2,486,548	77,804,087
SandRidge Permian Trust	1,819,743	23,092,539
Ship Finance International Ltd.	3,628,062	67,445,673
Western Refining, Inc.	2,435,200	91,441,760
World Fuel Services Corp.	2,419,288	119,101,548

		663,495,279

Paper & Forest Products—1.1%
Neenah Paper, Inc. (a)	880,113	46,778,006
Schweitzer-Mauduit International, Inc.	822,634	35,916,200
Western Forest Products, Inc.	568,017	1,187,084

		83,881,290

Real Estate Investment Trust—5.9%
Altisource Residential Corp., Class B (a)	2,752,599	71,650,152
Associated Estates Realty Corp.	2,083,000	37,535,660

	Shares	Value
Blackstone Mortgage Trust, Inc., Class A	2,064,300	$59,864,700
CareTrust REIT, Inc. (b)	449,884	8,907,703
Franklin Street Properties Corp.	2,726,800	34,303,144
Home Properties, Inc.	650,300	41,593,188
Omega Healthcare Investors, Inc.	2,211,300	81,508,518
Retail Properties of America, Inc., Class A	3,767,901	57,950,317
Starwood Property Trust, Inc.	2,723,900	64,747,103
Starwood Waypoint Residential Trust (b)	544,780	14,278,684

		472,339,169

Software—1.0%
Mentor Graphics Corp. (a)	3,665,394	79,062,549

Specialty Retail—2.3%
Buckle, Inc.	1,736,269	77,020,893
Group 1 Automotive, Inc. (a)	975,501	82,244,489
Sonic Automotive, Inc., Class A	933,900	24,916,452

		184,181,834

Thrifts & Mortgage Finance—1.7%
Home Loan Servicing Solutions Ltd. (a)	3,270,200	74,331,646
Washington Federal, Inc.	2,827,400	63,418,582

		137,750,228

Tobacco—1.0%
Universal Corp. (a)	1,464,300	81,049,005

Trading Companies & Distributors—2.6%
Applied Industrial Technologies, Inc.	632,000	32,061,360
GATX Corp.	1,179,723	78,970,657
TAL International Group, Inc. (a)	1,346,320	59,722,755
Textainer Group Holdings Ltd.	974,472	37,634,109

		208,388,881

Total Common Stock (cost—$5,311,404,192)		7,579,119,947

Mutual Funds—0.5%
Central Fund of Canada Ltd., Class A (cost—$35,006,745)	2,848,100	41,411,374

	Principal Amount (000s)
Repurchase Agreements—4.4%

State Street Bank and Trust Co., dated 6/30/14, 0.00%, due 7/1/14, proceeds $351,390,000; collateralized by Fannie Mae, 1.63%-1.71%, due 1/10/20-1/15/20, valued at $358,419,600 including accrued interest

(cost—$351,390,000)	$351,390	351,390,000

Total Investments (cost—$5,697,800,937)—100.3%		7,971,921,321

Liabilities in excess of other assets—(0.3)%		(26,674,852)

Net Assets—100.0%		$7,945,246,469

Notes to Schedule of Investments:

(a) Affiliated security.

(b) Non-income producing.

See accompanying Notes to Financial Statements	| June 30, 2014 |	Annual Report	65

Schedule of Investments

June 30, 2014

AllianzGI Opportunity Fund

	Shares	Value
Common Stock—98.0%
Aerospace & Defense—1.5%
Alliant Techsystems, Inc.	6,285	$841,687
Engility Holdings, Inc. (b)	19,410	742,627

		1,584,314

Air Freight & Logistics—1.0%
Park-Ohio Holdings Corp.	18,149	1,054,638

Auto Components—2.6%
Remy International, Inc.	25,300	590,755
Tower International, Inc. (b)	57,473	2,117,305

		2,708,060

Banks—5.9%
First Interstate Bancsystem, Inc.	65,995	1,793,744
First Merchants Corp.	21,720	459,161
First NBC Bank Holding Co. (b)	29,829	999,570
Simmons First National Corp., Class A	51,101	2,012,868
Tristate Capital Holdings, Inc. (b)	44,251	625,267
Wintrust Financial Corp.	8,495	390,770

		6,281,380

Biotechnology—1.2%
Enanta Pharmaceuticals, Inc. (b)	30,495	1,313,420

Building Products—0.4%
AAON, Inc.	11,790	395,201

Commercial Services & Supplies—0.4%
Deluxe Corp.	6,660	390,143

Communications Equipment—2.0%
Alliance Fiber Optic Products, Inc.	41,390	749,159
ARRIS Group, Inc. (b)	42,880	1,394,886

		2,144,045

Consumer Finance—0.7%
Nelnet, Inc., Class A	18,214	754,606

Diversified Consumer Services—1.3%
Graham Holdings Co., Class B	1,452	1,042,696
Service Corp. International	18,535	384,045

		1,426,741

Electric Utilities—0.3%
Unitil Corp.	10,810	365,702

Electronic Equipment, Instruments & Components—1.7%
Ingram Micro, Inc., Class A (b)	61,110	1,785,023

Energy Equipment & Services—0.8%
Pioneer Energy Services Corp. (b)	48,310	847,357

Food & Staples Retailing—1.5%
Andersons, Inc. (a)	29,890	1,541,726

Food Products—1.9%
Cal-Maine Foods, Inc. (a)	26,470	1,967,250

Health Care Equipment & Supplies—4.5%
Anika Therapeutics, Inc. (b)	15,639	724,555
Greatbatch, Inc. (b)	40,783	2,000,814
RTI Surgical, Inc. (b)	122,650	533,527
West Pharmaceutical Services, Inc.	35,067	1,479,126

		4,738,022

Health Care Providers & Services—2.6%
MWI Veterinary Supply, Inc. (b)	3,186	452,380
Select Medical Holdings Corp.	74,090	1,155,804
VCA, Inc. (b)	32,326	1,134,320

		2,742,504

	Shares	Value
Hotels, Restaurants & Leisure—7.0%
Cedar Fair L.P.	34,177	$1,807,963
DineEquity, Inc.	22,137	1,759,670
Marriott Vacations Worldwide Corp. (b)	16,314	956,490
Ruby Tuesday, Inc. (b)	193,230	1,466,616
Ruth’s Hospitality Group, Inc.	115,800	1,430,130

		7,420,869

Household Durables—0.5%
Helen of Troy Ltd. (b)	8,790	532,938

Household Products—0.6%
Orchids Paper Products Co.	19,670	630,227

Independent Power Producers & Energy Traders—2.1%
Dynegy, Inc. (b)	64,020	2,227,896

Insurance—7.2%
Federated National Holding Co.	26,000	663,000
HCI Group, Inc.	14,150	574,490
Kemper Corp.	18,342	676,086
Navigators Group, Inc. (b)	9,040	606,132
Protective Life Corp.	34,438	2,387,587
Symetra Financial Corp.	70,952	1,613,448
United Insurance Holdings Corp.	66,820	1,153,313

		7,674,056

IT Services—1.8%
DST Systems, Inc.	20,851	1,921,837

Machinery—5.5%
Alamo Group, Inc.	23,072	1,247,965
Federal Signal Corp.	121,180	1,775,287
ITT Corp.	30,891	1,485,857
Oshkosh Corp.	16,551	919,077
Rexnord Corp. (b)	16,320	459,408

		5,887,594

Marine—1.7%
Knightsbridge Tankers Ltd.	126,450	1,794,326

Media—0.5%
Starz, Class A (b)	18,020	536,816

Metals & Mining—1.5%
Hi-Crush Partners L.P.	6,900	452,364
SunCoke Energy Partners L.P.	38,391	1,159,408

		1,611,772

Multi-line Retail—0.4%
JC Penney Co., Inc. (b)	48,120	435,486

Multi-Utilities—2.4%
Black Hills Corp.	23,910	1,467,835
NorthWestern Corp.	21,620	1,128,348

		2,596,183

Oil, Gas & Consumable Fuels—10.0%
Abraxas Petroleum Corp. (b)	308,820	1,933,213
Alon USA Partners L.P.	68,480	1,227,847
Callon Petroleum Co. (b)	53,160	619,314
CVR Refining L.P.	16,170	404,412
Emerge Energy Services L.P.	16,240	1,718,192
Nordic American Tankers Ltd.	94,130	897,059
Oiltanking Partners L.P.	13,331	1,258,846
Pacific Ethanol, Inc. (b)	36,760	562,060
PBF Energy, Inc., Class A	59,250	1,579,013
Teekay Tankers Ltd., Class A	87,590	375,761

		10,575,717

Paper & Forest Products—1.4%
Domtar Corp.	24,212	1,037,484

	Shares	Value
KapStone Paper and Packaging Corp. (b)	13,527	$448,150

		1,485,634

Pharmaceuticals—2.2%
Horizon Pharma, Inc. (b)	84,990	1,344,542
Lannett Co., Inc. (b)	20,620	1,023,164

		2,367,706

Professional Services—3.4%
Huron Consulting Group, Inc. (b)	22,760	1,611,863
Korn/Ferry International (b)	66,569	1,955,132

		3,566,995

Real Estate Investment Trust—9.7%
Cedar Realty Trust, Inc.	90,790	567,437
CYS Investments, Inc.	204,690	1,846,304
FelCor Lodging Trust, Inc.	192,620	2,024,436
New Residential Investment Corp.	223,630	1,408,869
Pennsylvania Real Estate Investment Trust	20,868	392,736
Physicians Realty Trust	52,430	754,468
Ryman Hospitality Properties, Inc.	22,610	1,088,671
Strategic Hotels & Resorts, Inc. (b)	191,704	2,244,854

		10,327,775

Semiconductors & Semiconductor Equipment—3.0%
Entegris, Inc. (b)	50,550	694,810
Inphi Corp. (b)	117,140	1,719,615
OmniVision Technologies, Inc. (b)	17,390	382,232
RF Micro Devices, Inc. (b)	38,790	371,996

		3,168,653

Software—2.8%
Aspen Technology, Inc. (b)	24,983	1,159,211
Verint Systems, Inc. (b)	37,917	1,859,829

		3,019,040

Specialty Retail—2.7%
Finish Line, Inc., Class A	44,203	1,314,597
Outerwall, Inc. (b)	6,500	385,775
Penske Automotive Group, Inc.	23,604	1,168,398

		2,868,770

Technology Hardware, Storage & Peripherals—1.3%
Super Micro Computer, Inc. (b)	55,146	1,393,539

Total Common Stock (cost—$94,276,462)		104,083,961

66	Annual Report	| June 30, 2014 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2014

	Principal Amount (000s)	Value
Repurchase Agreements—1.5%
State Street Bank and Trust Co., dated 6/30/14, 0.00%, due 7/1/14, proceeds $1,563,000; collateralized by Fannie Mae, 1.63%, due 1/10/20, valued at $1,599,000 including accrued interest
(cost—$1,563,000)	$1,563	$1,563,000

Total Investments (cost—$95,839,462)—99.5%		105,646,961

Other assets less liabilities—0.5%		489,353

Net Assets—100.0%		$106,136,314

Notes to Schedule of Investments:

(a) Affiliated security.

(b) Non-income producing.

AllianzGI Small-Cap Blend Fund

	Shares	Value
Common Stock—97.2%
Aerospace & Defense—1.1%
Alliant Techsystems, Inc.	190	$25,445
Astronics Corp. (b)	62	3,500
Curtiss-Wright Corp.	220	14,423
Engility Holdings, Inc. (b)	590	22,573
Kratos Defense & Security Solutions, Inc. (b)	350	2,730

		68,671

Air Freight & Logistics—0.8%
Forward Air Corp.	225	10,766
Park-Ohio Holdings Corp.	560	32,542
XPO Logistics, Inc. (b)	331	9,473

		52,781

Airlines—0.4%
Allegiant Travel Co.	35	4,122
Spirit Airlines, Inc. (b)	320	20,237

		24,359

Auto Components—2.7%
Cooper Tire & Rubber Co.	305	9,150
Cooper-Standard Holding, Inc. (b)	290	19,186
Gentherm, Inc. (b)	375	16,669
Motorcar Parts of America, Inc. (b)	650	15,828
Remy International, Inc.	730	17,045
Tower International, Inc. (b)	2,355	86,758
Visteon Corp. (b)	75	7,276

		171,912

Banks—4.9%
Banner Corp.	89	3,527
BOK Financial Corp.	60	3,996
Cathay General Bancorp	436	11,144
CU Bancorp (b)	295	5,626
Eagle Bancorp, Inc. (b)	104	3,510
First Interstate Bancsystem, Inc.	2,060	55,991
First Merchants Corp.	771	16,299
First NBC Bank Holding Co. (b)	915	30,662
HomeTrust Bancshares, Inc. (b)	1,460	23,024
Mercantile Bank Corp.	150	3,432
National Bank Holdings Corp., Class A	400	7,976
Old Line Bancshares, Inc.	220	3,467
Pacific Premier Bancorp, Inc. (b)	180	2,536
PrivateBancorp, Inc.	472	13,716
Simmons First National Corp., Class A	1,550	61,055
South State Corp.	176	10,736
Trico Bancshares	165	3,818
Tristate Capital Holdings, Inc. (b)	1,750	24,728
Umpqua Holdings Corp.	560	10,035
Western Alliance Bancorp (b)	569	13,542
Wintrust Financial Corp.	200	9,200

		318,020

Biotechnology—1.9%
Anacor Pharmaceuticals, Inc. (b)	80	1,418
Array BioPharma, Inc. (b)	260	1,186
Arrowhead Research Corp. (b)	140	2,003
Cubist Pharmaceuticals, Inc. (b)	131	9,146
Durata Therapeutics, Inc. (b)	115	1,959
Dyax Corp. (b)	200	1,920
Enanta Pharmaceuticals, Inc. (b)	880	37,902
Exact Sciences Corp. (b)	144	2,452
Galectin Therapeutics, Inc. (b)	80	1,105
Insmed, Inc. (b)	100	1,998
Insys Therapeutics, Inc. (b)	330	10,306
Keryx Biopharmaceuticals, Inc. (b)	554	8,521
Ligand Pharmaceuticals, Inc., Class B (b)	282	17,566

	Shares	Value
NPS Pharmaceuticals, Inc. (b)	464	$15,335
Orexigen Therapeutics, Inc. (b)	252	1,557
Raptor Pharmaceutical Corp. (b)	137	1,582
Repligen Corp. (b)	270	6,153
Sangamo Biosciences, Inc. (b)	162	2,474

		124,583

Building Products—0.4%
AAON, Inc.	350	11,732
Builders FirstSource, Inc. (b)	411	3,074
Patrick Industries, Inc. (b)	127	5,917
PGT, Inc. (b)	295	2,499

		23,222

Capital Markets—0.7%
Cowen Group, Inc., Class A (b)	725	3,060
Ellington Financial LLC	560	13,440
HFF, Inc., Class A	123	4,574
ICG Group, Inc. (b)	808	16,871
TCP Capital Corp.	430	7,830

		45,775

Chemicals—0.6%
Chemtura Corp. (b)	410	10,713
CVR Partners L.P.	140	2,617
Kraton Performance Polymers, Inc. (b)	254	5,687
PolyOne Corp.	420	17,699
Rentech Nitrogen Partners L.P.	150	2,547

		39,263

Commercial Services & Supplies—0.6%
ABM Industries, Inc.	125	3,373
Ceco Environmental Corp.	160	2,494
Covanta Holding Corp.	965	19,889
Deluxe Corp.	190	11,130
Multi-Color Corp.	90	3,601

		40,487

Communications Equipment—2.1%
Alliance Fiber Optic Products, Inc.	1,355	24,526
Applied Optoelectronics, Inc. (b)	105	2,436
ARRIS Group, Inc. (b)	1,811	58,912
CalAmp Corp. (b)	143	3,097
EchoStar Corp., Class A (b)	242	12,812
Finisar Corp. (b)	344	6,794
Mitel Networks Corp. (b)	330	3,478
Polycom, Inc. (b)	825	10,337
ShoreTel, Inc. (b)	507	3,306
Ubiquiti Networks, Inc. (b)	276	12,472

		138,170

Construction & Engineering—0.7%
Dycom Industries, Inc. (b)	393	12,305
Primoris Services Corp.	480	13,843
Tutor Perini Corp. (b)	575	18,250

		44,398

Construction Materials—0.2%
Eagle Materials, Inc.	120	11,314

Consumer Finance—0.5%
JGWPT Holdings, Inc., Class A (b)	150	1,689
Nelnet, Inc., Class A	520	21,544
Portfolio Recovery Associates, Inc. (b)	149	8,870

		32,103

Containers & Packaging—0.3%
Silgan Holdings, Inc.	425	21,598

Distributors—0.3%
Core-Mark Holding Co., Inc.	372	16,974

See accompanying Notes to Financial Statements	| June 30, 2014 |	Annual Report	67

Schedule of Investments

June 30, 2014

	Shares	Value
Diversified Consumer Services—1.1%
Carriage Services, Inc.	131	$2,244
Graham Holdings Co., Class B	45	32,315
Service Corp. International	785	16,265
Stonemor Partners L.P.	950	23,019

		73,843

Diversified Financial Services—0.3%
Texas Pacific Land Trust	105	16,811

Diversified Telecommunication Services—0.4%
8x8, Inc. (b)	960	7,757
Consolidated Communications Holdings, Inc.	180	4,003
inContact, Inc. (b)	353	3,244
Vonage Holdings Corp. (b)	2,644	9,915

		24,919

Electric Utilities—1.2%
ALLETE, Inc.	250	12,837
Empire District Electric Co.	820	21,058
Hawaiian Electric Industries, Inc.	490	12,407
UIL Holdings Corp.	300	11,613
Unitil Corp.	310	10,487
Westar Energy, Inc.	190	7,256

		75,658

Electronic Equipment, Instruments & Components—1.5%
Control4 Corp. (b)	686	13,418
Fabrinet (b)	144	2,966
Ingram Micro, Inc., Class A (b)	1,930	56,375
Methode Electronics, Inc.	389	14,864
Newport Corp. (b)	496	9,176

		96,799

Energy Equipment & Services—0.9%
ION Geophysical Corp. (b)	3,298	13,918
Matrix Service Co. (b)	150	4,918
Parker Drilling Co. (b)	1,703	11,104
Pioneer Energy Services Corp. (b)	1,460	25,608

		55,548

Food & Staples Retailing—0.7%
Andersons, Inc. (a)	900	46,422

Food Products—1.7%
Alico, Inc.	70	2,624
B&G Foods, Inc.	276	9,023
Boulder Brands, Inc. (b)	1,016	14,407
Cal-Maine Foods, Inc. (a)	845	62,800
Fresh Del Monte Produce, Inc.	90	2,759
J&J Snack Foods Corp.	60	5,647
Lancaster Colony Corp.	90	8,564
Sanderson Farms, Inc. (a)	70	6,804

		112,628

Gas Utilities—1.9%
AmeriGas Partners L.P.	580	26,326
Ferrellgas Partners LP	745	20,383
Gas Natural, Inc.	1,100	11,594
Laclede Group, Inc.	180	8,739
Northwest Natural Gas Co.	590	27,819
Star Gas Partners L.P.	640	3,968
Suburban Propane Partners L.P.	585	26,910

		125,739

Health Care Equipment & Supplies—3.7%
Anika Therapeutics, Inc. (b)	810	37,527
Antares Pharma, Inc. (b)	623	1,663
AtriCure, Inc. (b)	170	3,125
Cardiovascular Systems, Inc. (b)	113	3,521
Cynosure, Inc., Class A (b)	456	9,690
Endologix, Inc. (b)	566	8,609
Globus Medical, Inc., Class A (b)	484	11,577
Greatbatch, Inc. (b)	1,240	60,834

	Shares	Value
Haemonetics Corp. (b)	155	$5,468
RTI Surgical, Inc. (b)	3,710	16,139
Sirona Dental Systems, Inc. (b)	80	6,597
Spectranetics Corp. (b)	177	4,050
Staar Surgical Co. (b)	216	3,629
SurModics, Inc. (b)	103	2,206
Teleflex, Inc.	85	8,976
Tornier NV (b)	140	3,273
Trinity Biotech PLC ADR	152	3,501
West Pharmaceutical Services, Inc.	1,090	45,976

		236,361

Health Care Providers & Services—3.3%
Acadia Healthcare Co., Inc. (b)	320	14,560
BioTelemetry, Inc. (b)	300	2,151
Capital Senior Living Corp. (b)	183	4,363
Centene Corp. (b)	235	17,768
Cross Country Healthcare, Inc. (b)	235	1,532
ExamWorks Group, Inc. (b)	257	8,155
Five Star Quality Care, Inc. (b)	451	2,260
Hanger, Inc. (b)	281	8,838
Health Net, Inc. (b)	95	3,946
HealthSouth Corp.	100	3,587
Magellan Health, Inc. (b)	185	11,514
MWI Veterinary Supply, Inc. (b)	148	21,015
Owens & Minor, Inc.	340	11,553
Providence Service Corp. (b)	65	2,378
Select Medical Holdings Corp.	2,370	36,972
Team Health Holdings, Inc. (b)	334	16,680
Triple-S Management Corp., Class B (b)	400	7,172
VCA, Inc. (b)	1,180	41,406

		215,850

Health Care Technology—0.1%
Omnicell, Inc. (b)	132	3,790

Hotels, Restaurants & Leisure—5.3%
Biglari Holdings, Inc. (b)	25	10,574
Cedar Fair L.P.	1,480	78,292
Cheesecake Factory, Inc.	333	15,458
DineEquity, Inc.	720	57,233
Kona Grill, Inc. (b)	190	3,688
Marriott Vacations Worldwide Corp. (b)	705	41,334
Panera Bread Co., Class A (b)	20	2,997
Pinnacle Entertainment, Inc. (b)	443	11,155
Popeyes Louisiana Kitchen, Inc. (b)	67	2,929
Ruby Tuesday, Inc. (b)	5,850	44,401
Ruth’s Hospitality Group, Inc.	3,510	43,348
Six Flags Entertainment Corp.	359	15,275
Sonic Corp. (b)	575	12,696

		339,380

Household Durables—0.4%
Helen of Troy Ltd. (b)	270	16,370
Libbey, Inc. (b)	90	2,397
M/I Homes, Inc. (b)	88	2,136
William Lyon Homes, Class A (b)	220	6,697

		27,600

Household Products—0.3%
Orchids Paper Products Co.	550	17,622

Independent Power Producers & Energy Traders—1.0%
Dynegy, Inc. (b)	1,940	67,512

Insurance—4.0%
eHealth, Inc. (b)	54	2,050
Federated National Holding Co.	780	19,890
Hanover Insurance Group, Inc.	150	9,473
HCI Group, Inc.	516	20,950
Hilltop Holdings, Inc. (b)	603	12,820
Kemper Corp.	510	18,799
Navigators Group, Inc. (b)	270	18,103

	Shares	Value
ProAssurance Corp.	80	$3,552
Protective Life Corp.	1,030	71,410
Symetra Financial Corp.	2,060	46,844
United Insurance Holdings Corp.	2,120	36,591

		260,482

Internet & Catalog Retail—0.0%
Nutrisystem, Inc.	170	2,909

Internet Software & Services—0.7%
Autobytel, Inc. (b)	230	3,015
Borderfree, Inc. (b)	183	3,032
Constant Contact, Inc. (b)	370	11,881
Internap Network Services Corp. (b)	328	2,312
IntraLinks Holdings, Inc. (b)	240	2,134
Points International Ltd. (b)	103	2,336
Reis, Inc.	160	3,373
SPS Commerce, Inc. (b)	42	2,654
Tucows, Inc., Class A (b)	210	2,571
Web.com Group, Inc. (b)	386	11,144
Zix Corp. (b)	596	2,038

		46,490

IT Services—1.6%
Convergys Corp.	472	10,120
DST Systems, Inc.	620	57,145
Forrester Research, Inc.	175	6,629
MAXIMUS, Inc.	287	12,347
Virtusa Corp. (b)	126	4,511
WEX, Inc. (b)	120	12,596

		103,348

Leisure Equipment & Products—0.1%
Nautilus, Inc. (b)	297	3,294

Life Sciences Tools & Services—0.9%
Albany Molecular Research, Inc. (b)	777	15,633
Cambrex Corp. (b)	186	3,850
Fluidigm Corp. (b)	242	7,115
ICON PLC (b)	309	14,557
PAREXEL International Corp. (b)	210	11,096
Techne Corp.	50	4,629

		56,880

Machinery—3.7%
Alamo Group, Inc.	620	33,536
ARC Group Worldwide, Inc. (b)	225	3,420
Federal Signal Corp.	3,820	55,963
ITT Corp.	820	39,442
Lydall, Inc. (b)	105	2,874
Manitex International, Inc. (b)	186	3,021
Manitowoc Co., Inc.	366	12,027
Meritor, Inc. (b)	818	10,667
Middleby Corp. (b)	162	13,400
NN, Inc.	100	2,558
Oshkosh Corp.	500	27,765
Rexnord Corp. (b)	460	12,949
TriMas Corp. (b)	220	8,388
Wabash National Corp. (b)	863	12,298

		238,308

Marine—0.9%
Baltic Trading Ltd.	470	2,811
Knightsbridge Tankers Ltd.	3,800	53,922

		56,733

Media—0.8%
Carmike Cinemas, Inc. (b)	149	5,234
Cumulus Media, Inc., Class A (b)	2,025	13,345
Entravision Communications Corp., Class A	448	2,787
John Wiley & Sons, Inc., Class A	100	6,059
Madison Square Garden Co., Class A (b)	50	3,123
Morningstar, Inc.	40	2,872
Regal Entertainment Group, Class A	250	5,275

68	Annual Report	| June 30, 2014 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2014

	Shares	Value
Starz, Class A (b)	550	$16,384

		55,079

Metals & Mining—2.0%
Hi-Crush Partners L.P.	270	17,701
Kaiser Aluminum Corp.	515	37,528
SunCoke Energy Partners L.P.	1,970	59,494
Worthington Industries, Inc.	281	12,094

		126,817

Multi-line Retail—0.2%
JC Penney Co., Inc. (b)	1,440	13,032

Multi-Utilities—2.0%
Avista Corp.	325	10,894
Black Hills Corp.	710	43,587
NorthWestern Corp.	890	46,449
TECO Energy, Inc.	1,510	27,905

		128,835

Oil, Gas & Consumable Fuels—13.1%
Abraxas Petroleum Corp. (b)	10,090	63,163
Alliance Holdings GP L.P.	150	9,718
Alon USA Partners L.P.	2,040	36,577
American Midstream Partners L.P.	90	2,596
Bonanza Creek Energy, Inc. (b)	281	16,070
BP Prudhoe Bay Royalty Trust	185	18,304
BreitBurn Energy Partners L.P.	310	6,857
Callon Petroleum Co. (b)	1,580	18,407
Carrizo Oil & Gas, Inc. (b)	276	19,116
Crestwood Midstream Partners L.P.	400	8,828
CVR Refining L.P.	480	12,005
Delek Logistics Partners L.P.	415	14,326
Diamondback Energy, Inc. (b)	320	28,416
Dorchester Minerals L.P.	830	25,348
ECA Marcellus Trust I UNIT	1,245	9,188
Emerald Oil, Inc. (b)	330	2,525
Emerge Energy Services L.P.	480	50,784
EV Energy Partners L.P.	135	5,349
Gastar Exploration, Inc. (b)	590	5,139
Global Partners L.P.	170	6,907
Holly Energy Partners L.P.	520	17,883
Hugoton Royalty Trust	540	5,929
Lehigh Gas Partners L.P.	510	13,704
LRR Energy L.P.	300	5,355
Martin Midstream Partners L.P.	60	2,471
Matador Resources Co. (b)	554	16,221
Memorial Production Partners L.P.	200	4,848
Mid-Con Energy Partners L.P.	235	5,454
MPLX L.P.	175	11,287
NGL Energy Partners L.P.	255	11,052
Niska Gas Storage Partners LLC	270	4,155
Nordic American Tankers Ltd.	2,810	26,779
North European Oil Royalty Trust	520	12,475
NuStar GP Holdings LLC	90	3,520
Oasis Petroleum, Inc. (b)	259	14,476
Oiltanking Partners L.P.	485	45,799
Pacific Ethanol, Inc. (b)	1,070	16,360
PBF Energy, Inc., Class A	1,770	47,170
Penn Virginia Corp. (b)	1,018	17,255
Permian Basin Royalty Trust	1,220	17,385
PetroQuest Energy, Inc. (b)	530	3,986
QR Energy L.P.	630	11,964
Rhino Resource Partners LP	375	5,276
Sabine Royalty Trust	460	27,876
San Juan Basin Royalty Trust	930	17,940
Sanchez Energy Corp. (b)	331	12,442
SandRidge Mississippian Trust I	865	5,623
SandRidge Permian Trust	1,210	15,355
Southcross Energy Partners L.P.	520	11,960
StealthGas, Inc. (b)	246	2,731
Summit Midstream Partners L.P.	80	4,068
Synergy Resources Corp. (b)	1,116	14,787
Tallgrass Energy Partners L.P.	90	3,492
TC Pipelines L.P.	90	4,649

	Shares	Value
Teekay Tankers Ltd., Class A	2,510	$10,768
Transmontaigne Partners L.P.	100	4,375
Vanguard Natural Resources LLC	915	29,463
Vertex Energy, Inc. (b)	330	3,204

		849,160

Paper & Forest Products—1.3%
Boise Cascade Co. (b)	422	12,086
Clearwater Paper Corp. (b)	115	7,098
Domtar Corp.	700	29,995
KapStone Paper and Packaging Corp. (b)	1,003	33,229
Neenah Paper, Inc. (a)	67	3,561

		85,969

Personal Products—0.2%
Coty, Inc., Class A	490	8,394
IGI Laboratories, Inc. (b)	700	3,717

		12,111

Pharmaceuticals—2.4%
AcelRx Pharmaceuticals, Inc. (b)	124	1,271
AVANIR Pharmaceuticals, Inc., Class A (b)	354	1,997
Depomed, Inc. (b)	320	4,448
Horizon Pharma, Inc. (b)	3,801	60,132
Lannett Co., Inc. (b)	600	29,772
Nektar Therapeutics (b)	831	10,653
Omeros Corp. (b)	140	2,436
Pacira Pharmaceuticals, Inc. (b)	210	19,291
Pernix Therapeutics Holdings, Inc. (b)	300	2,694
Phibro Animal Health Corp., Class A (b)	490	10,755
Repros Therapeutics, Inc. (b)	60	1,038
Salix Pharmaceuticals Ltd. (b)	71	8,758
Supernus Pharmaceuticals, Inc. (b)	100	1,095

		154,340

Professional Services—2.1%
Barrett Business Services, Inc.	65	3,055
GP Strategies Corp. (b)	97	2,510
Huron Consulting Group, Inc. (b)	875	61,967
Korn/Ferry International (b)	2,000	58,740
On Assignment, Inc. (b)	336	11,952

		138,224

Real Estate Investment Trust—5.7%
Capstead Mortgage Corp.	650	8,548
Cedar Realty Trust, Inc.	2,710	16,938
CYS Investments, Inc.	7,100	64,042
FelCor Lodging Trust, Inc.	5,750	60,432
Five Oaks Investment Corp.	440	4,968
Independence Realty Trust, Inc.	280	2,649
New Residential Investment Corp.	7,030	44,289
Orchid Island Capital, Inc.	600	7,836
Pennsylvania Real Estate Investment Trust	640	12,045
Physicians Realty Trust	1,510	21,729
Preferred Apartment Communities, Inc., Class A	2,000	17,740
Ryman Hospitality Properties, Inc.	670	32,260
Silver Bay Realty Trust Corp.	420	6,854
Strategic Hotels & Resorts, Inc. (b)	5,850	68,503

		368,833

Real Estate Management & Development—0.1%
Kennedy-Wilson Holdings, Inc.	348	9,333

Road & Rail—1.4%
ArcBest Corp.	428	18,622
Celadon Group, Inc.	139	2,964
Quality Distribution, Inc. (b)	220	3,269
Roadrunner Transportation Systems, Inc. (b)	554	15,567

	Shares	Value
Ryder System, Inc.	176	$15,504
Saia, Inc. (b)	411	18,055
Swift Transportation Co. (b)	615	15,517

		89,498

Semiconductors & Semiconductor Equipment—2.7%
Ambarella, Inc. (b)	117	3,648
Entegris, Inc. (b)	1,520	20,892
Exar Corp. (b)	164	1,853
FormFactor, Inc. (b)	430	3,578
GT Advanced Technologies, Inc. (b)	771	14,341
Inphi Corp. (b)	3,690	54,169
Kulicke & Soffa Industries, Inc. (b)	769	10,966
OmniVision Technologies, Inc. (b)	520	11,430
PDF Solutions, Inc. (b)	228	4,838
RF Micro Devices, Inc. (b)	1,160	11,124
SunEdison, Inc. (b)	913	20,634
Synaptics, Inc. (b)	173	15,681
Tower Semiconductor Ltd. (b)	380	3,450

		176,604

Software—3.5%
ACI Worldwide, Inc. (b)	182	10,161
Aspen Technology, Inc. (b)	1,128	52,339
Blackbaud, Inc.	110	3,931
Cadence Design Systems, Inc. (b)	675	11,806
Callidus Software, Inc. (b)	280	3,343
Compuware Corp.	320	3,197
ePlus, Inc. (b)	40	2,328
Guidewire Software, Inc. (b)	273	11,100
Mentor Graphics Corp. (a)	687	14,819
PTC, Inc. (b)	359	13,929
Synchronoss Technologies, Inc. (b)	403	14,089
Ultimate Software Group, Inc. (b)	92	12,712
Verint Systems, Inc. (b)	1,434	70,338

		224,092

Specialty Retail—1.4%
Aaron’s, Inc.	70	2,495
Finish Line, Inc., Class A	1,240	36,877
Kirkland’s, Inc. (b)	102	1,892
Outerwall, Inc. (b)	180	10,683
Penske Automotive Group, Inc.	720	35,640

		87,587

Technology Hardware, Storage & Peripherals—1.0%
Electronics for Imaging, Inc. (b)	326	14,735
Super Micro Computer, Inc. (b)	2,010	50,793

		65,528

Textiles, Apparel & Luxury Goods—0.2%
Deckers Outdoor Corp. (b)	142	12,259

Thrifts & Mortgage Finance—2.1%
America First Multifamily Investors L.P.	4,260	25,645
BofI Holding, Inc. (b)	93	6,833
Capitol Federal Financial, Inc.	950	11,552
Charter Financial Corp.	2,455	27,251
Dime Community Bancshares, Inc.	210	3,316
EverBank Financial Corp.	670	13,507
Meta Financial Group, Inc.	105	4,200
Northfield Bancorp, Inc.	1,585	20,779
Northwest Bancshares, Inc.	485	6,582
Territorial Bancorp, Inc.	140	2,923
Tree.com, Inc. (b)	110	3,205
United Financial Bancorp, Inc.	500	6,775

		132,568

See accompanying Notes to Financial Statements	| June 30, 2014 |	Annual Report	69

Schedule of Investments

June 30, 2014

	Shares	Value
Tobacco—0.1%
Vector Group Ltd.	290	$5,997

Trading Companies & Distributors—0.8%
Aceto Corp.	170	3,084
Air Lease Corp.	370	14,275
Aircastle Ltd.	687	12,208
H&E Equipment Services, Inc. (b)	386	14,027
Stock Building Supply Holdings, Inc. (b)	140	2,762
Willis Lease Finance Corp. (b)	140	3,433

		49,789

Transportation Infrastructure—0.2%
Macquarie Infrastructure Co. LLC	215	13,410

Total Common Stock (cost—$5,468,532)		6,277,621

	Principal Amount (000s)
Repurchase Agreements—2.3%
State Street Bank and Trust Co., dated 6/30/14, 0.00%, due 7/1/14, proceeds $149,000; collateralized by U.S. Treasury Notes, 1.25%, due 11/30/18, valued at $153,838 including accrued interest
(cost—$149,000)	$149	149,000

Total Investments (cost—$5,617,532)—99.5%		6,426,621

Other assets less liabilities—0.5%		30,053

Net Assets—100.0%		$6,456,674

Notes to Schedule of Investments:

(a) Affiliated security.

(b) Non-income producing.

Glossary:

ADR—American Depositary Receipt

UNIT—More than one class of securities traded together.

AllianzGI Technology Fund

	Shares	Value
Common Stock—88.5%
Automobiles—4.9%
Tesla Motors, Inc. (b)(d)	263,100	$63,159,786

Chemicals—0.4%
Monsanto Co.	100	12,474
Rockwood Holdings, Inc.	73,725	5,602,363
Wacker Chemie AG	100	11,512

		5,626,349

Communications Equipment—7.2%
Alcatel-Lucent (d)	776,200	2,790,498
Alcatel-Lucent ADR	3,480,405	12,390,242
Aruba Networks, Inc. (d)	575,990	10,091,345
Cisco Systems, Inc. (b)	100	2,485
F5 Networks, Inc. (d)	137,505	15,323,557
JDS Uniphase Corp. (d)	100	1,247
Juniper Networks, Inc. (d)	348,200	8,544,828
Motorola Solutions, Inc.	100	6,657
Palo Alto Networks, Inc. (d)	301,010	25,239,688
QUALCOMM, Inc.	224,800	17,804,160

		92,194,707

Construction & Engineering—1.7%
Quanta Services, Inc. (d)	643,295	22,245,141

Diversified Consumer Services—0.0%
New Oriental Education & Technology Group, Inc. ADR	6,000	159,420

Diversified Telecommunication Services—0.0%
Verizon Communications, Inc.	100	4,893

Electrical Equipment—0.4%
Nidec Corp.	72,500	4,458,774
SolarCity Corp. (d)	100	7,060

		4,465,834

Electronic Equipment, Instruments & Components—2.5%
Arrow Electronics, Inc. (d)	113,095	6,832,069
Avnet, Inc.	47,000	2,082,570
CDW Corp.	369,920	11,793,050
E Ink Holdings, Inc. (d)	1,000	668
Flextronics International Ltd. (d)	526,300	5,826,141
Hirose Electric Co., Ltd.	17,300	2,571,847
IPG Photonics Corp. (d)	100	6,880
Keyence Corp.	2,800	1,224,406
LG Display Co., Ltd. (d)	1,000	31,481
Omron Corp.	30,800	1,298,823
Samsung Electro-Mechanics Co., Ltd.	170	9,797
TPK Holding Co., Ltd.	100	998

		31,678,730

Health Care Technology—0.0%
Veeva Systems, Inc., Class A (d)	100	2,545

Household Durables—1.4%
Harman International Industries, Inc.	172,475	18,528,989

Insurance—0.0%
eHealth, Inc. (d)	12,800	486,016

Internet & Catalog Retail—4.0%
Amazon.com, Inc. (b)(d)	22,500	7,307,550
Ctrip.com International Ltd. ADR (d)	100	6,404
JD.com, Inc. ADR (d)	83,319	2,375,425
Netflix, Inc. (d)	19,685	8,673,211

	Shares	Value
Priceline Group, Inc. (b)(d)	24,220	$29,136,660
Qunar Cayman Islands Ltd. ADR (d)	518	14,789
Rakuten, Inc.	1,000	12,929
TripAdvisor, Inc. (d)	30,000	3,259,800
Vipshop Holdings Ltd. ADR (d)	100	18,774
zulily, Inc., Class A (d)	100	4,095

		50,809,637

Internet Software & Services—8.4%
58.com, Inc. ADR (d)	200	10,812
Akamai Technologies, Inc. (d)	124,350	7,592,811
Autohome, Inc. ADR (d)	4,968	171,048
Cornerstone OnDemand, Inc. (d)	100	4,602
eBay, Inc. (b)(d)	100	5,006
Facebook, Inc., Class A (d)	95,550	6,429,559
Google, Inc., Class A (b)(d)	54,250	31,718,347
Google, Inc., Class C (d)	53,320	30,673,930
Mail.ru Group Ltd. GDR (d)	100	3,519
NAVER Corp.	2,430	2,002,234
NetEase, Inc. ADR	127,760	10,011,274
Pandora Media, Inc. (d)	100	2,950
Phoenix New Media Ltd. ADR (d)	100	1,071
Qihoo 360 Technology Co., Ltd. ADR (d)	100	9,204
Rackspace Hosting, Inc. (d)	100	3,366
Renren, Inc. ADR (d)	3,417	11,413
SINA Corp. (d)	100	4,977
SouFun Holdings Ltd. ADR	17,330	169,661
Tencent Holdings Ltd.	247,700	3,777,833
Trulia, Inc. (d)	100	4,738
Yahoo!, Inc. (d)	151,465	5,320,965
Yandex NV, Class A (d)	100	3,564
Yelp, Inc. (d)	121,380	9,307,418
Youku Tudou, Inc. ADR (d)	100	2,386

		107,242,688

IT Services—3.6%
Alliance Data Systems Corp. (d)	3,845	1,081,406
Cognizant Technology Solutions Corp., Class A (d)	200	9,782
Computer Sciences Corp.	159,630	10,088,616
Fiserv, Inc. (d)	98,010	5,911,963
Mastercard, Inc., Class A	159,850	11,744,180
Tata Consultancy Services Ltd.	1,000	40,155
Visa, Inc., Class A (b)	80,335	16,927,388

		45,803,490

Media—0.0%
Comcast Corp., Class A	100	5,368

Real Estate Investment Trust—0.4%
American Tower Corp.	62,900	5,659,742

Semiconductors & Semiconductor Equipment—20.5%
Advanced Micro Devices, Inc. (d)	100	419
Aixtron SE (c)(d)	1,000	14,514
Analog Devices, Inc. (b)	26,400	1,427,448
Applied Materials, Inc.	100	2,255
Atmel Corp. (d)	100	937
Avago Technologies Ltd.	449,165	32,371,321
Broadcom Corp., Class A	191,600	7,112,192
Epistar Corp.	4,000	9,915
Freescale Semiconductor Ltd. (d)	180,600	4,244,100
Intel Corp.	100	3,090
Lam Research Corp.	371,365	25,096,847

70	Annual Report	| June 30, 2014 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2014

	Shares	Value
Marvell Technology Group Ltd.	23,115	$331,238
Maxim Integrated Products, Inc.	280,200	9,473,562
MediaTek, Inc.	1,314,000	22,226,684
Microchip Technology, Inc.	157,500	7,687,575
Micron Technology, Inc. (b)(d)	1,348,695	44,439,500
NVIDIA Corp.	404,800	7,504,992
NXP Semiconductor NV (d)	128,900	8,530,602
Samsung Electronics Co., Ltd.	100	130,595
SK Hynix, Inc. (d)	333,625	16,019,958
Skyworks Solutions, Inc.	266,500	12,514,840
SMA Solar Technology AG (d)	700	26,265
SunPower Corp. (d)	491,290	20,133,064
Taiwan Semiconductor Manufacturing Co., Ltd.	2,270,000	9,605,603
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	759,825	16,252,657
Teradyne, Inc.	330,450	6,476,820
Texas Instruments, Inc.	170,645	8,155,125
TriQuint Semiconductor, Inc. (d)	199,820	3,159,154
Veeco Instruments, Inc. (d)	100	3,726
Xilinx, Inc.	100	4,731

		262,959,729

Software—17.0%
Activision Blizzard, Inc.	896,390	19,989,497
Adobe Systems, Inc. (d)	240,700	17,417,052
Aspen Technology, Inc. (d)	595,694	27,640,202
Fortinet, Inc. (d)	100	2,513
Gemalto NV	100	10,380
Infoblox, Inc. (d)	69,015	907,547
Intuit, Inc.	113,055	9,104,319
Microsoft Corp. (b)	779,215	32,493,265
NetSuite, Inc. (d)	100	8,688
Oracle Corp. (b)	833,975	33,801,007
Salesforce.com, Inc. (d)	349,745	20,313,190
ServiceNow, Inc. (d)	908,945	56,318,232
Symantec Corp.	100	2,290
TIBCO Software, Inc. (d)	100	2,017
VMware, Inc., Class A (d)	10	968
Workday, Inc., Class A (d)	10,010	899,499

		218,910,666

Technology Hardware, Storage & Peripherals—16.1%
Apple, Inc.	703,010	65,330,719
Asustek Computer, Inc.	368,000	4,112,743
Catcher Technology Co., Ltd.	1,000	9,332
Diebold, Inc.	15,095	606,366
Hewlett-Packard Co.	753,700	25,384,616
Lenovo Group Ltd.	2,651,000	3,601,086
NEC Corp.	16,000	51,064
NetApp, Inc.	100	3,652
SanDisk Corp. (b)	482,785	50,417,238
Seagate Technology PLC	373,985	21,249,828
Western Digital Corp.	397,300	36,670,790

		207,437,434

Total Common Stock (cost—$763,591,128)		1,137,381,164

Exchange-Traded Funds—0.0%
iShares FTSE A50 China Index	1,000	1,088
iShares MSCI Emerging Markets Index	100	4,323

Total Exchange-Traded Funds (cost—$5,747)		5,411

	Principal Amount (000s)	Value
Repurchase Agreements—7.4%

State Street Bank and Trust Co., dated 6/30/14, 0.00%, due 7/1/14, proceeds $95,566,000; collateralized by Fannie Mae, 1.71%-3.40%, due 1/15/20-12/27/32, valued at $73,342,013 including accrued interest and Federal Home Loan Bank, 2.30%, due 5/28/21, valued at $24,140,100 including accrued interest

(cost—$95,566,000)	$95,566	$95,566,000

	Contracts
Options Purchased (d)(e)— 4.1%
Call Options—4.1%
Amazon.com, Inc., strike price $320.00, expires 1/17/15	400	1,262,000
Apple, Inc., strike price $87.86, expires 1/17/15	5,740	5,338,200
strike price $97.14, expires 1/17/15	1,400	693,000
Facebook, Inc., strike price $40.00, expires 1/17/15	10,720	29,721,200
strike price $45.00, expires 1/17/15	2,400	5,544,000
Intuit, Inc., strike price $67.50, expires 1/17/15	1,600	2,256,000
Microsoft Corp.,
strike price $37.00, expires 1/17/15	9,750	5,191,875
strike price $40.00, expires 1/17/15	9,750	3,095,625

Total Options Purchased (cost—$15,704,226)		53,101,900

Total Investments, before options written and securities sold short (cost—$874,867,101)—100.0%		1,286,054,475

Options Written (d)(e)— (0.9)%
Call Options—(0.7)%
Amazon.com, Inc., strike price $375.00, expires 7/19/14	1,160	(20,880)
Facebook, Inc., strike price $65.00, expires 9/20/14	200	(118,000)
strike price $72.50, expires 9/20/14	5,000	(1,302,500)
Harman International Industries, strike price $105.00, expires 7/19/14	1,514	(598,030)
NetEase, Inc., strike price $82.50, expires 9/20/14	1,000	(265,000)
Netflix, Inc., strike price $390.00, expires 9/20/14	139	(897,593)
Sandisk Corp., strike price $80.00, expires 7/19/14	600	(1,476,000)
Tesla Motors, Inc., strike price $230.00, expires 9/20/14	1,400	(3,552,500)

	Contracts	Value
Tripadvisor, Inc., strike price $95.00, expires 9/20/14	595	$(996,625)
VMware, Inc., strike price $110.00, expires 7/19/14	839	(10,487)

		(9,237,615)

Put Options—(0.2)%
Amazon.com, Inc., strike price $280.00, expires 1/17/15	400	(429,000)
Apple, Inc., strike price $80.71, expires 1/17/15	5,740	(1,300,110)
strike price $87.14, expires 1/17/15	1,400	(623,000)
Facebook, Inc., strike price $30.00, expires 1/17/15	8,000	(60,000)
strike price $32.00, expires 1/17/15	2,720	(27,200)
Intuit, Inc., strike price $55.00, expires 1/17/15	1,600	(28,000)
Microsoft Corp., strike price $30.00, expires 1/17/15	19,500	(351,000)

		(2,818,310)

Total Options Written (premiums received—$21,838,110)		(12,055,925)

	Shares
Securities Sold Short (f)—(1.5)%
Common Stock—(1.5)%
IT Services—(1.1)%
International Business Machines Corp.	78,530	(14,235,133)

Professional Services—(0.3)%
Verisk Analytics, Inc., Class A (d)	55,300	(3,319,106)

Semiconductors & Semiconductor Equipment—(0.0)%
Altera Corp.	900	(31,284)
Cypress Semiconductor Corp.	100	(1,091)

		(32,375)

Software—(0.1)%
Citrix Systems, Inc. (d)	22,192	(1,388,110)

Technology Hardware, Storage & Peripherals—(0.0)%
EMC Corp.	100	(2,634)
Nokia Oyj ADR	9,770	(73,861)

		(76,495)

Total Securities Sold Short (proceeds received—$19,954,083)		(19,051,219)

Total Investments, net of options written and securities sold short (cost—$833,074,908) (a)—97.6%		1,254,947,331

Other assets less other liabilities—2.4%		30,615,040

Net Assets—100.0%		$1,285,562,371

See accompanying Notes to Financial Statements	| June 30, 2014 |	Annual Report	71

Schedule of Investments

June 30, 2014

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $74,053,613, representing 5.8% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) All or partial amount segregated for the benefit of the counterparty as collateral for securities sold short and options written.

(c) Affiliated security.

(d) Non-income producing.

(e) Exchange traded-Chicago Board Options Exchange.

(f) Cash Collateral of $6,000,000 was pledged for securities sold short.

Glossary:

ADR—American Depositary Receipt

FTSE—Financial Times Stock Exchange

GDR—Global Depositary Receipt

MSCI—Morgan Stanley Capital International

AllianzGI U.S. Managed Volatility Fund

	Shares	Value
Common Stock—99.0%
Aerospace & Defense—0.8%
Huntington Ingalls Industries, Inc.	3,950	$373,631
Raytheon Co.	2,660	245,385

		619,016

Airlines—0.6%
Alaska Air Group, Inc.	2,310	219,566
Southwest Airlines Co.	8,820	236,905

		456,471

Auto Components—0.3%
Lear Corp.	2,470	220,620

Banks—2.2%
BankUnited, Inc.	8,630	288,932
BOK Financial Corp.	21,720	1,446,552

		1,735,484

Beverages—0.9%
PepsiCo, Inc.	7,600	678,984

Capital Markets—0.3%
Ares Capital Corp.	12,730	227,358

Commercial Services & Supplies—4.4%
Covanta Holding Corp.	110,290	2,273,077
Republic Services, Inc.	6,120	232,376
Waste Connections, Inc.	20,600	1,000,130

		3,505,583

Diversified Consumer Services—0.3%
Graham Holdings Co., Class B	300	215,433

Diversified Telecommunication Services—1.9%
CenturyLink, Inc.	26,190	948,078
Verizon Communications, Inc.	5,060	247,586
Windstream Holdings, Inc.	34,800	346,608

		1,542,272

Electric Utilities—4.6%
Duke Energy Corp.	6,549	485,870
Exelon Corp.	13,750	501,600
PPL Corp.	13,920	494,578
Southern Co.	48,100	2,182,778

		3,664,826

Energy Equipment & Services—0.3%
Baker Hughes, Inc.	3,410	253,875

Food & Staples Retailing—2.5%
Wal-Mart Stores, Inc.	26,450	1,985,602

Food Products—3.4%
Bunge Ltd.	4,070	307,855
Kellogg Co.	30,460	2,001,222
WhiteWave Foods Co., Class A (a)	11,480	371,607

		2,680,684

Gas Utilities—0.3%
ONE Gas, Inc.	6,080	229,520

Health Care Equipment & Supplies—3.9%
Abbott Laboratories	6,800	278,120
Baxter International, Inc.	14,060	1,016,538
Edwards Lifesciences Corp. (a)	10,190	874,710
Hologic, Inc. (a)	14,170	359,209
Sirona Dental Systems, Inc. (a)	7,210	594,537

		3,123,114

Health Care Providers & Services—7.5%
Cardinal Health, Inc.	5,700	390,792
DaVita HealthCare Partners, Inc. (a)	5,850	423,072

	Shares	Value
Express Scripts Holding Co. (a)	3,020	$209,377
Health Net, Inc. (a)	5,320	220,993
Humana, Inc.	5,030	642,431
Laboratory Corp. of America Holdings (a)	21,160	2,166,784
Quest Diagnostics, Inc.	32,000	1,878,080

		5,931,529

Hotels, Restaurants & Leisure—3.9%
Burger King Worldwide, Inc.	23,730	645,931
McDonald’s Corp.	20,660	2,081,288
SeaWorld Entertainment, Inc.	13,140	372,256

		3,099,475

Household Products—1.9%
Clorox Co.	8,720	797,008
Kimberly-Clark Corp.	2,100	233,562
Procter & Gamble Co.	6,120	480,971

		1,511,541

Insurance—11.8%
Arch Capital Group Ltd. (a)	7,210	414,142
Erie Indemnity Co., Class A	3,300	248,358
Markel Corp. (a)	3,310	2,170,169
PartnerRe Ltd.	5,730	625,773
RenaissanceRe Holdings Ltd.	18,700	2,000,900
Validus Holdings Ltd.	48,500	1,854,640
White Mountains Insurance Group Ltd.	3,420	2,080,865

		9,394,847

IT Services—3.6%
Amdocs Ltd.	56,300	2,608,379

Science Applications International Corp.	4,870	215,059

		2,823,438

Life Sciences Tools & Services—0.8%
Quintiles Transnational Holdings, Inc. (a)	4,470	238,206
Techne Corp.	4,400	407,308

		645,514

Media—2.9%
John Wiley & Sons, Inc., Class A	6,800	412,012
Madison Square Garden Co., Class A (a)	3,590	224,195
Morningstar, Inc.	13,790	990,260
News Corp., Class A (a)	24,750	444,015
Thomson Reuters Corp.	7,010	254,884

		2,325,366

Metals & Mining—1.8%
Alcoa, Inc.	21,890	325,942
Compass Minerals International, Inc.	2,410	230,733
Newmont Mining Corp.	16,970	431,717
Royal Gold, Inc.	5,800	441,496

		1,429,888

Multi-line Retail—3.4%
Dollar General Corp. (a)	23,820	1,366,315
Target Corp.	23,570	1,365,882

		2,732,197

Multi-Utilities—3.3%
Consolidated Edison, Inc.	38,110	2,200,471
PG&E Corp.	7,900	379,358

		2,579,829

Oil, Gas & Consumable Fuels—1.6%
Newfield Exploration Co. (a)	4,970	219,674
SandRidge Energy, Inc. (a)	49,110	351,137

72	Annual Report	| June 30, 2014 |	See accompanying Notes to Financial Statements

Schedule of Investments

June 30, 2014

	Shares	Value
Ultra Petroleum Corp. (a)	17,480	$518,981
Valero Energy Corp.	3,970	198,897

		1,288,689

Personal Products—0.9%
Coty, Inc., Class A	40,520	694,108

Pharmaceuticals—8.6%
Johnson & Johnson	19,690	2,059,968
Mallinckrodt PLC (a)	14,300	1,144,286
Merck & Co., Inc.	14,210	822,049
Pfizer, Inc.	33,960	1,007,933
Zoetis, Inc.	54,690	1,764,846

		6,799,082

Professional Services—0.5%
Nielsen NV	8,510	411,969

Real Estate Investment Trust—7.5%
American Capital Agency Corp.	41,100	962,151
American Homes 4 Rent, Class A	14,430	256,277
Annaly Capital Management, Inc.	131,380	1,501,673
Hatteras Financial Corp.	96,160	1,904,929
MFA Financial, Inc.	107,470	882,329
Post Properties, Inc.	7,860	420,196

		5,927,555

Semiconductors & Semiconductor Equipment—0.4%
Broadcom Corp., Class A	8,160	302,899

Specialty Retail—1.5%
AutoZone, Inc. (a)	980	525,515
Home Depot, Inc.	5,600	453,376
O’Reilly Automotive, Inc. (a)	1,600	240,960

		1,219,851

Technology Hardware, Storage & Peripherals—2.8%
Apple, Inc.	21,820	2,027,732
SanDisk Corp.	2,120	221,392

		2,249,124

Thrifts & Mortgage Finance—3.7%
Capitol Federal Financial, Inc.	181,040	2,201,446
TFS Financial Corp. (a)	52,860	753,784

		2,955,230

Trading Companies & Distributors—0.3%
Air Lease Corp.	6,580	253,856

Water Utilities—1.8%
American Water Works Co., Inc.	28,540	1,411,303

Wireless Telecommunication Services—1.8%
SBA Communications Corp., Class A (a)	14,080	1,440,384

Total Common Stock (cost—$73,410,016)		78,566,516

	Principal Amount (000s)	Value
Repurchase Agreements—0.8%
State Street Bank and Trust Co., dated 6/30/14, 0.00%, due 7/1/14, proceeds $621,000; collateralized by Fannie Mae, 1.71%, due 1/15/20, valued at $634,563 including accrued interest
(cost—$621,000)	$621	$621,000

Total Investments (cost—$74,031,016)—99.8%		79,187,516

Other assets less liabilities—0.2%		148,322

Net Assets—100.0%		$79,335,838

Notes to Schedule of Investments:

(a) Non-income producing.

AllianzGI Wellness Fund

	Shares	Value
Common Stock—97.9%
Biotechnology—22.6%
Alexion Pharmaceuticals, Inc. (e)	17,220	$2,690,625
Amgen, Inc.	33,865	4,008,600
Biogen Idec, Inc. (e)	13,875	4,374,926
Celgene Corp. (e)	57,270	4,918,348
Clovis Oncology, Inc. (e)	25,225	1,044,567
Eagle Pharmaceuticals, Inc. (e)	86,324	1,237,023
Gilead Sciences, Inc. (e)	71,170	5,900,705
Incyte Corp. Ltd. (e)	48,710	2,749,192
Medivation, Inc. (e)	46,885	3,613,896
Ophthotech Corp. (e)	28,925	1,223,817
Protalix BioTherapeutics, Inc. (d)(e)	137,680	502,532
Puma Biotechnology, Inc. (e)	20,520	1,354,320
Synageva BioPharma Corp. (e)	12,760	1,337,248
Vertex Pharmaceuticals, Inc. (e)	14,025	1,327,887

		36,283,686

Food & Staples Retailing—2.4%
Walgreen Co.	51,435	3,812,877

Health Care Equipment & Supplies—12.4%
Baxter International, Inc.	15,700	1,135,110
Boston Scientific Corp. (e)	387,950	4,954,122
Covidien PLC	22,780	2,054,300
DexCom, Inc. (e)	34,910	1,384,531
Globus Medical, Inc., Class A (e)	148,835	3,560,133
Inogen, Inc. (e)	49,040	1,106,342
Insulet Corp. (e)	20,230	802,524
Medtronic, Inc.	26,010	1,658,398
TriVascular Technologies, Inc. (e)	52,518	817,705
Zimmer Holdings, Inc.	24,220	2,515,489

		19,988,654

Health Care Providers & Services—10.4%
Cardinal Health, Inc.	36,925	2,531,578
Fresenius Medical Care AG & Co. KGaA	32,730	2,202,116
HCA Holdings, Inc. (e)	83,315	4,697,299
McKesson Corp.	15,180	2,826,668
UnitedHealth Group, Inc.	54,660	4,468,455

		16,726,116

Health Care Technology—3.7%
Allscripts Healthcare Solutions, Inc. (e)	191,475	3,073,174
Cerner Corp. (e)	55,515	2,863,463

		5,936,637

Life Sciences Tools & Services—7.9%
Agilent Technologies, Inc.	41,135	2,362,794
Illumina, Inc. (e)	15,110	2,697,739
PerkinElmer, Inc.	72,610	3,401,053
Quintiles Transnational Holdings, Inc. (e)	79,375	4,229,894

		12,691,480

Pharmaceuticals—38.5%
AbbVie, Inc.	48,200	2,720,408
Actavis PLC (e)	20,460	4,563,603
Bayer AG	6,180	871,832
Bristol-Myers Squibb Co.	34,470	1,672,140
Eli Lilly & Co.	75,585	4,699,119
Forest Laboratories, Inc. (e)	36,330	3,596,670
Johnson & Johnson (c)	81,555	8,532,284
Merck & Co., Inc.	82,710	4,784,773
Merck KGaA	6,560	568,862
Mylan, Inc. (e)	60,115	3,099,529

See accompanying Notes to Financial Statements	| June 30, 2014 |	Annual Report	73

Schedule of Investments

June 30, 2014

	Shares	Value
Pfizer, Inc.	131,085	$3,890,603
Roche Holdings AG	23,400	6,972,189
Salix Pharmaceuticals Ltd. (e)	29,950	3,694,333
Shire PLC	80,025	6,277,403
Shire PLC ADR	8,995	2,118,233
UCB S.A.	43,429	3,674,185

		61,736,166

Total Common Stock (cost—$130,031,606)		157,175,616

	Units
Warrants—0.5%
Pharmaceuticals—0.5%
Sunesis Pharmaceuticals, Inc., strike price $2.52, expires 10/6/15 (b)(e) (cost—$125,814)	180,767	771,550

	Principal Amount (000s)
Repurchase Agreements—0.5%
State Street Bank and Trust Co., dated 6/30/14, 0.00%, due 7/1/14, proceeds $877,000; collateralized by Fannie Mae, 1.71%, due 1/15/20, valued at $898,150 including accrued interest
(cost—$877,000)	$877	877,000

	Contracts
Options Purchased (e)(f)—0.2%
Call Options—0.2%
Vertex Pharmaceuticals, Inc., strike price $72.50, expires 7/19/14 (cost—$135,033)	100	216,500

Total Investments, before securities sold short (cost—$131,169,453)—99.1%		159,040,666

	Shares
Securities Sold Short—(0.8)%
Common Stock—(0.8)%
Pharmaceuticals—(0.8)%
Valeant Pharmaceuticals International, Inc. (e) (proceeds received—$1,204,024)	9,500	(1,198,140)

Total Investments, net of securities sold short (cost—$129,965,429) (a)—98.3%		157,842,526

Other assets less other liabilities—1.7%		2,665,321

Net Assets—100.0%		$160,507,847

Notes to Schedule of Investments:

(a)Securities with an aggregate value of $20,566,587, representing 12.8% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b)Fair-Valued—Security with a value of $771,550, representing 0.5% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c)All or partial amount segregated for the benefit of the counterparty as collateral for securities sold short.

(d)Affiliated security.

(e)Non-income producing.

(f)Exchange traded-Chicago Board Options Exchange.

Glossary:

ADR—American Depositary Receipt

74	Annual Report	| June 30, 2014 |	See accompanying Notes to Financial Statements

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See accompanying Notes to Financial Statements	| June 30, 2014 |	Annual Report	75

Statements of Assets and Liabilities

June 30, 2014

	AllianzGI Emerging Markets Opportunities	AllianzGI Focused Growth	AllianzGI Global Natural Resources	AllianzGI Global Small-Cap
Assets:
Investments, at value	$124,767,451	$658,394,595	$52,642,486	$185,634,623
Investments in Affiliates, at value	1,214,972	—	—	12,599,693
Cash	505	529	2,353	407
Foreign currency, at value	780,140	—	20,166	406,174
Dividends and interest receivable (net of foreign taxes)	729,270	528,085	18,770	101,470
Receivable for investments sold	724,322	1,312,962	—	970,349
Receivable for Fund shares sold	28,950	1,340,640	25,800	144,976
Investments in Affiliated Funds — Trustee Deferred Compensation Plan (see Note 4)	24,993	111,323	7,543	30,647
Tax reclaims receivable	1,278	—	11,892	41,491
Receivable for investments in Affiliates sold	—	—	—	624,528
Dividends receivable from Affiliates	—	—	—	18,936
Total Assets	128,271,881	661,688,134	52,729,010	200,573,294
Liabilities:
Payable for investments purchased	487	3,282,856	—	966,266
Payable for Fund shares redeemed	148,195	858,603	3,071	169,261
Investment Advisory fees payable	88,291	233,462	28,717	140,296
Administration fees payable	44,681	199,456	15,987	65,113
Trustees Deferred Compensation Plan payable (see Note 4)	24,993	111,323	7,543	30,647
Servicing fees payable	13,197	106,621	3,820	22,892
Distribution fees payable	10,812	138,442	2,361	14,174
Options written, at value	—	—	—	—
Accrued tax expense	313,343	—	—	—
Total Liabilities	643,999	4,930,763	61,499	1,408,649
Net Assets	$127,627,882	$656,757,371	$52,667,511	$199,164,645
Net Assets Consist of:
Paid-in-capital	$173,027,480	$429,129,716	$48,809,606	$177,821,343
Undistributed (dividends in excess of) net investment income	1,172,029	(719,127)	49,975	(359,344)
Accumulated net realized gain (loss)	(65,028,448)	38,190,177	(7,205,013)	(16,848,291)
Net unrealized appreciation (depreciation)	18,456,821	190,156,605	11,012,943	38,550,937
Net Assets	$127,627,882	$656,757,371	$52,667,511	$199,164,645
Cost of Investments	$105,931,772	$468,237,990	$41,629,905	$149,388,582
Cost of Investments in Affiliates	$1,241,291	$—	$—	$10,293,489
Cost of Foreign Currency	$778,452	$—	$20,052	$405,496
Premiums Received for Options Written	$—	$—	$—	$—

76	Annual Report	| June 30, 2014 |	See accompanying Notes to Financial Statements

AllianzGI Income & Growth	AllianzGI International Managed Volatility	AllianzGI Mid-Cap	AllianzGI NFJ All-Cap Value	AllianzGI NFJ Dividend Value

$2,459,203,397	$93,651,380	$342,174,350	$25,970,393	$9,395,301,722
—	—	—	—	—
967	859	64	557	574
—	132,996	—	—	—
16,732,888	159,011	95,293	43,190	9,426,696
3,079,360	—	7,307,088	—	6,594,833
11,408,294	12,790	42,971	5,832	8,043,708
85,415	56,347	24,880	5,323	1,528,839
—	134,146	—	—	—
—	—	—	—	—
—	—	—	—	—
2,490,510,321	94,147,529	349,644,646	26,025,295	9,420,896,372

26,905,045	—	7,540,519	—	30,120,134
1,878,478	7,768	252,303	60,754	38,115,687
1,231,222	29,571	126,213	13,421	3,292,646
719,087	17,204	104,656	8,186	2,146,247
85,415	56,347	24,880	5,323	1,528,839
358,729	5,925	59,981	4,488	582,898
541,298	5,989	120,226	4,654	648,893
689,427	—	—	—	—
—	—	—	—	—
32,408,701	122,804	8,228,778	96,826	76,435,344
$2,458,101,620	$94,024,725	$341,415,868	$25,928,469	$9,344,461,028

$2,370,319,780	$270,138,063	$258,838,151	$30,083,328	$8,297,290,743
7,461,552	1,978,773	(909,715)	147,380	(1,528,839)
85,748,302	(187,353,069)	24,268,088	(10,882,665)	(1,333,407,556)
(5,428,014)	9,260,958	59,219,344	6,580,426	2,382,106,680
$2,458,101,620	$94,024,725	$341,415,868	$25,928,469	$9,344,461,028
$2,464,032,354	$84,395,409	$282,955,006	$19,389,967	$7,013,204,041
$—	$—	$—	$—	$—
$—	$132,707	$—	$—	$—
$967,870	$—	$—	$—	$—

See accompanying Notes to Financial Statements	| June 30, 2014 |	Annual Report	77

Statements of Assets and Liabilities (cont’d)

June 30, 2014

	AllianzGI Emerging Markets Opportunities	AllianzGI Focused Growth	AllianzGI Global Natural Resources	AllianzGI Global Small-Cap
Net Assets:
Class A	$29,361,383	$282,561,386	$12,319,559	$55,954,523
Class B	—	2,526,158	—	741,629
Class C	18,169,504	223,034,552	4,001,590	23,560,072
Class D	21,322,004	15,886,340	3,328,473	36,447,298
Class R	—	15,988,593	—	—
Class P	2,065,840	14,773,703	1,308,469	18,179,230
Institutional Class	56,709,151	95,990,485	31,709,420	64,281,893
Administrative Class	—	5,996,154	—	—
Class R6	—	—	—	—
Shares Issued and Outstanding:
Class A	1,087,454	6,739,511	594,727	1,297,556
Class B	—	79,047	—	18,834
Class C	692,239	6,978,188	203,808	598,507
Class D	776,628	438,973	160,626	846,117
Class R	—	469,085	—	—
Class P	77,581	433,346	62,374	402,478
Institutional Class	2,091,780	2,460,406	1,502,945	1,416,989
Administrative Class	—	160,726	—	—
Class R6	—	—	—	—
Net Asset Value and Redemption Price Per Share:*
Class A	$27.00	$41.93	$20.71	$43.12
Class B	—	31.96	—	39.38
Class C	26.25	31.96	19.63	39.36
Class D	27.45	36.19	20.72	43.08
Class R	—	34.08	—	—
Class P	26.63	34.09	20.98	45.17
Institutional Class	27.11	39.01	21.10	45.37
Administrative Class	—	37.31	—	—
Class R6	—	—	—	—

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

78	Annual Report	| June 30, 2014 |	See accompanying Notes to Financial Statements

AllianzGI Income & Growth	AllianzGI International Managed Volatility	AllianzGI Mid-Cap	AllianzGI NFJ All-Cap Value	AllianzGI NFJ Dividend Value

$863,377,753	$18,726,175	$106,115,644	$13,142,610	$1,913,129,719
—	—	848,034	316,887	7,506,418
933,125,738	10,048,507	193,480,710	7,569,113	497,725,483
51,431,463	1,107,748	1,803,298	1,581,441	255,188,932
3,733,423	68,942	2,795,374	—	272,789,535
443,278,263	622,440	1,338,733	2,369,426	1,446,734,139
163,154,980	63,450,913	34,539,930	948,992	4,078,876,114
—	—	494,145	—	871,542,463
—	—	—	—	968,225

66,661,449	1,220,990	27,063,708	847,859	111,752,710
—	—	237,942	20,852	430,919
75,398,015	659,290	54,467,116	512,143	28,815,289
3,953,951	72,403	452,071	100,362	14,819,818
287,291	4,554	715,477	—	15,962,093
33,775,655	40,937	315,585	149,734	84,060,013
12,367,155	4,155,814	8,124,925	57,340	237,166,633
—	—	121,653	—	50,362,642
—	—	—	—	56,316

$12.95	$15.34	$3.92	$15.50	$17.12
—	—	3.56	15.20	17.42
12.38	15.24	3.55	14.78	17.27
13.01	15.30	3.99	15.76	17.22
13.00	15.14	3.91	—	17.09
13.12	15.20	4.24	15.82	17.21
13.19	15.27	4.25	16.55	17.20
—	—	4.06	—	17.31
—	—	—	—	17.19

See accompanying Notes to Financial Statements	| June 30, 2014 |	Annual Report	79

Statements of Assets and Liabilities (cont’d)

June 30, 2014

	AllianzGI NFJ International Value	AllianzGI NFJ Large-Cap Value	AllianzGI NFJ Mid-Cap Value	AllianzGI NFJ Small-Cap Value
Assets:
Investments, at value	$3,171,192,644	$779,372,685	$807,338,720	$6,562,560,774
Investments in Affiliates, at value	—	—	—	1,409,360,547
Cash	1,207,530	617	154,441	740,687
Foreign currency, at value	1,987,116	—	—	584,299
Dividends and interest receivable (net of foreign taxes)	9,388,610	1,047,167	2,170,863	8,045,422
Receivable for investments sold	3,355,836	—	—	13,260,933
Deposits with brokers for securities sold short collateral	—	—	—	—
Receivable for Investment Adviser	—	—	5,678	—
Receivable for Fund shares sold	2,972,125	453,817	77,344	6,994,197
Tax reclaims receivable	1,077,199	—	—	101,460
Dividends receivable from Affiliates	—	—	—	940,433
Investments in Affiliated Funds — Trustee Deferred Compensation Plan (see Note 4)	315,163	183,863	223,078	1,147,249
Total Assets	3,191,496,223	781,058,149	809,970,124	8,003,736,001
Liabilities:
Payable for investments purchased	5,785,730	—	—	12,478,506
Payable for investments in Affiliates purchased	—	—	—	11,502,590
Payable for Fund shares redeemed	8,452,309	640,285	945,236	26,977,179
Dividends payable on securities sold short	—	—	—	—
Securities sold short, at value	—	—	—	—
Options written, at value	—	—	—	—
Investment Advisory fees payable	1,516,627	277,231	383,885	3,538,294
Distribution fees payable	138,950	66,618	134,952	670,432
Servicing fees payable	250,843	65,227	139,746	565,479
Administration fees payable	919,316	211,867	248,350	1,609,803
Due to Investment Manager	—	—	—	—
Trustees Deferred Compensation Plan payable (see Note 4)	315,163	183,863	223,078	1,147,249
Total Liabilities	17,378,938	1,445,091	2,075,247	58,489,532
Net Assets	$3,174,117,285	$779,613,058	$807,894,877	$7,945,246,469
Net Assets Consist of:
Paid-in-capital	$2,964,210,479	$1,041,309,827	$698,338,259	$4,663,624,143
Undistributed (dividends in excess of) net investment income	26,234,050	148,849	9,935,561	102,145,231
Accumulated net realized gain (loss)	(184,017,787)	(489,834,206)	(113,330,965)	914,231,235
Net unrealized appreciation	367,690,543	227,988,588	212,952,022	2,265,245,860
Net Assets	$3,174,117,285	$779,613,058	$807,894,877	$7,945,246,469
Cost of Investments	$2,803,634,343	$551,384,097	$594,280,717	$4,647,423,776
Cost of Investments in Affiliates	$—	$—	$—	$1,050,377,161
Cost of Foreign Currency	$1,986,636	$—	$—	$583,390
Proceeds Received on Securities Sold Short	$—	$—	$—	$—
Premiums Received for Options Written	$—	$—	$—	$—

80	Annual Report	| June 30, 2014 |	See accompanying Notes to Financial Statements

AllianzGI Opportunity	AllianzGI Small-Cap Blend	AllianzGI Technology	AllianzGI U.S. Managed Volatility	AllianzGI Wellness

$102,137,985	$6,292,215	$1,286,039,961	$79,187,516	$158,538,134
3,508,976	134,406	14,514	—	502,532
378	175	33	4,790	441
—	—	4,607,600	—	—
159,270	7,433	406,266	212,321	71,604
1,432,209	86,914	34,422,689	—	3,626,976
—	—	6,000,000	—	—
—	—	—	—	—
2,117	—	693,410	9,855	52,598
—	—	5,135	—	104,284
3,288	128	—	—	—
42,758	105	223,351	6,800	27,128
107,286,981	6,521,376	1,332,412,959	79,421,282	162,923,697

695,987	59,163	12,878,930	—	886,628
—	—	—	—	—
278,847	—	1,177,544	35,705	117,075
—	—	5,004	—	—
—	—	19,051,219	—	1,198,140
—	—	12,055,925	—	—
50,324	3,280	900,125	18,344	99,466
30,739	23	88,008	1,284	6,597
19,135	33	122,896	3,538	31,083
32,877	1,528	347,586	19,773	49,733
—	570	—	—	—
42,758	105	223,351	6,800	27,128
1,150,667	64,702	46,850,588	85,444	2,415,850
$106,136,314	$6,456,674	$1,285,562,371	$79,335,838	$160,507,847

$84,433,932	$5,322,713	$727,216,741	$70,205,492	$122,659,862
(110,318)	16,919	(6,823,056)	691,877	(297,173)
12,054,067	309,902	143,241,497	3,281,969	10,267,330
9,758,633	807,140	421,927,189	5,156,500	27,877,828
$106,136,314	$6,456,674	$1,285,562,371	$79,335,838	$160,507,847
$92,129,217	$5,483,405	$874,837,659	$74,031,016	$130,409,995
$3,710,245	$134,127	$29,442	$—	$759,458
$—	$—	$4,552,932	$—	$—
$—	$—	$19,954,083	$—	$1,204,024
$—	$—	$21,838,110	$—	$—

See accompanying Notes to Financial Statements	| June 30, 2014 |	Annual Report	81

Statements of Assets and Liabilities (cont’d)

June 30, 2014

	AllianzGI NFJ International Value	AllianzGI NFJ Large-Cap Value	AllianzGI NFJ Mid-Cap Value	AllianzGI NFJ Small-Cap Value
Net Assets:
Class A	$924,201,418	$172,181,948	$459,874,800	$2,250,555,844
Class B	—	2,402,579	3,366,185	8,849,587
Class C	203,445,379	103,837,894	217,181,476	342,352,004
Class D	103,483,161	39,786,763	11,793,546	121,356,244
Class R	28,343,876	11,546,421	14,103,018	131,570,899
Class P	500,110,737	12,147,648	6,686,858	93,195,100
Institutional Class	1,392,488,027	431,318,511	89,928,220	3,749,111,686
Administrative Class	20,603,493	6,391,294	4,960,774	1,220,261,234
Class R6	1,441,194	—	—	27,993,871
Shares Issued and Outstanding:
Class A	38,239,531	8,150,361	18,022,578	63,855,311
Class B	—	112,458	148,038	259,169
Class C	8,507,077	4,894,140	10,027,552	10,290,780
Class D	4,286,712	1,865,517	456,747	3,336,462
Class R	1,169,575	543,133	627,241	3,617,941
Class P	20,595,973	567,083	309,985	2,494,752
Institutional Class	57,328,294	20,411,998	3,332,292	100,083,064
Administrative Class	849,521	300,598	189,134	34,671,708
Class R6	59,362	—	—	747,120
Net Asset Value and Redemption Price Per Share:*
Class A	$24.17	$21.13	$25.52	$35.24
Class B	—	21.36	22.74	34.15
Class C	23.91	21.22	21.66	33.27
Class D	24.14	21.33	25.82	36.37
Class R	24.23	21.26	22.48	36.37
Class P	24.28	21.42	21.57	37.36
Institutional Class	24.29	21.13	26.99	37.46
Administrative Class	24.25	21.26	26.23	35.19
Class R6	24.28	—	—	37.47

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

82	Annual Report	| June 30, 2014 |	See accompanying Notes to Financial Statements

AllianzGI Opportunity	AllianzGI Small-Cap Blend	AllianzGI Technology	AllianzGI U.S. Managed Volatility	AllianzGI Wellness

$44,436,829	$102,702	$330,420,635	$15,055,246	$28,018,684
352,449	—	2,008,925	229,608	584,729
51,328,254	39,123	127,243,211	1,881,083	10,828,551
598,130	25,196	171,100,613	735,170	121,075,883
66,197	—	—	—	—
816,173	12,345	45,425,586	180,623	—
8,398,859	6,277,308	544,215,996	61,254,108	—
139,423	—	65,147,405	—	—
—	—	—	—	—

1,457,526	5,619	5,204,095	1,001,325	826,219
16,876	—	35,568	16,433	19,731
2,458,597	2,155	2,253,574	135,347	365,044
26,834	1,376	2,729,233	48,706	3,571,544
3,091	—	—	—	—
36,505	673	680,620	11,609	—
325,488	342,242	8,096,812	3,925,456	—
5,630	—	996,174	—	—
—	—	—	—	—

$30.49	$18.28	$63.49	$15.04	$33.91
20.89	—	56.48	13.97	29.63
20.88	18.16	56.46	13.90	29.66
22.29	18.31	62.69	15.09	33.90
21.41	—	—	—	—
22.36	18.33	66.74	15.56	—
25.80	18.34	67.21	15.60	—
24.76	—	65.40	—	—
—	—	—	—	—

See accompanying Notes to Financial Statements	| June 30, 2014 |	Annual Report	83

Statements of Operations

Year ended June 30, 2014

	AllianzGI Emerging Markets Opportunities	AllianzGI Focused Growth	AllianzGI Global Natural Resources	AllianzGI Global Small-Cap
Investment Income:
Dividends, net of foreign withholding taxes*	$3,562,534	$6,777,263	$644,438	$1,385,533
Interest	33	60	5	40
Dividends from investments in Affiliates	—	—	—	282,996
Miscellaneous	1,723	—	16,461	—
Total Investment Income	3,564,290	6,777,323	660,904	1,668,569
Expenses:
Investment advisory	1,113,722	2,463,829	330,533	1,415,720
Administration	563,195	2,134,280	183,671	656,293
Distribution — Class B	—	20,040	—	8,250
Distribution — Class C	145,986	1,554,152	31,601	137,850
Distribution — Class R	—	37,012	—	—
Servicing — Class A	78,506	612,981	25,819	114,482
Servicing — Class B	—	6,680	—	2,750
Servicing — Class C	48,662	518,051	10,534	45,950
Servicing — Class D	38,078	22,247	7,434	80,954
Servicing — Class R	—	37,012	—	—
Distribution and/or servicing — Administrative Class	—	12,005	—	—
Trustees	10,787	48,988	4,123	13,657
Excise Tax	—	—	—	—
Miscellaneous	8,763	900	1,118	325
Total Expenses	2,007,699	7,468,177	594,833	2,476,231
Less: Investment Advisory/Administration waived	—	—	—	—
Net Expenses	2,007,699	7,468,177	594,833	2,476,231
Net Investment Income (Loss)	1,556,591	(690,854)	66,071	(807,662)
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	6,990,062	58,655,325	3,593,564	8,640,911
Investments in Affiliates	—	—	—	1,958,885
Options written	—	—	—	—
Foreign currency transactions	(134,394)	—	(10,681)	(41,039)
Net capital gain distributions received from underlying Affiliated funds	—	—	—	—
Payments from Affiliates (See Note 13)	—	—	—	—
Net change in unrealized appreciation/depreciation of:
Investments	7,697,034	83,277,224	8,184,505	18,550,461
Investments in Affiliates	(26,319)	—	—	652,189
Options written	—	—	—	—
Foreign currency transactions	14,244	—	1,684	3,994
Net realized and change in unrealized gain	14,540,627	141,932,549	11,769,072	29,765,401
Net Increase in Net Assets Resulting from Investment Operations	$16,097,218	$141,241,695	$11,835,143	$28,957,739
*Foreign withholding taxes	481,100	—	33,265	109,565

84	Annual Report	| June 30, 2014 |	See accompanying Notes to Financial Statements

AllianzGI Income & Growth	AllianzGI International Managed Volatility	AllianzGI Mid-Cap	AllianzGI NFJ All-Cap Value	AllianzGI NFJ Dividend Value

$16,600,944	$3,706,476	$3,159,033	$696,123	$264,618,828
50,539,299	12	15	3	2,311
—	12,456	—	—	8,109
52,049	—	—	—	—
67,192,292	3,718,944	3,159,048	696,126	264,629,248

11,908,589	340,096	1,572,760	170,261	40,475,446
6,973,762	370,217	1,303,928	104,045	26,179,721
—	—	8,291	2,744	109,292
5,051,346	78,381	1,422,635	52,387	3,543,950
8,038	200	6,709	—	663,677
1,655,917	44,844	259,091	32,614	4,512,953
—	—	2,764	915	36,431
1,683,782	26,127	474,212	17,462	1,181,317
101,985	2,613	4,273	4,142	669,868
8,038	200	6,709	—	663,677
—	—	2,622	—	2,167,922
160,598	7,448	29,279	2,297	786,611
395,581	2,529	—	—	—
2,860	462	1,539	367	325
27,950,496	873,117	5,094,812	387,234	80,991,190
(7,232)	(170,048)	—	—	(399,794)
27,943,264	703,069	5,094,812	387,234	80,591,396
39,249,028	3,015,875	(1,935,764)	308,892	184,037,852

164,785,637	3,665,628	58,747,134	2,445,700	621,326,681
—	318	412,047	—	—
177,881	—	—	—	—
—	(50,973)	—	—	—
—	—	—	—	307
118,029	—	—	—	—

68,203,814	7,711,126	8,743,182	2,808,210	1,105,317,918
—	—	—	—	—
43,217	—	—	—	—
—	14,832	—	—	—
233,328,578	11,340,931	67,902,363	5,253,910	1,726,644,906
$272,577,606	$14,356,806	$65,966,599	$5,562,802	$1,910,682,758
—	193,096	15,495	9,974	5,276,496

See accompanying Notes to Financial Statements	| June 30, 2014 |	Annual Report	85

Statements of Operations (cont’d)

Year ended June 30, 2014

	AllianzGI NFJ International Value	AllianzGI NFJ Large-Cap Value	AllianzGI NFJ Mid-Cap Value	AllianzGI NFJ Small-Cap Value
Investment Income:
Dividends, net of foreign withholding taxes*	$99,476,905	$20,318,225	$19,526,452	$150,670,379
Dividends from investments in Affiliates	3,042,101	—	—	35,461,952
Interest	430	44	160	3,461
Miscellaneous	—	—	—	143,003
Total Investment Income	102,519,436	20,318,269	19,526,612	186,278,795
Expenses:
Investment advisory	19,157,805	3,312,067	4,614,091	48,120,028
Administration	12,349,163	2,540,417	2,990,382	22,993,353
Distribution — Class B	—	25,264	30,810	72,676
Distribution — Class C	1,514,604	754,250	1,561,332	2,552,240
Distribution — Class R	60,590	23,874	33,498	339,536
Servicing — Class A	2,252,802	421,829	1,098,636	5,633,349
Servicing — Class B	—	8,421	10,270	24,225
Servicing — Class C	504,868	251,417	520,444	850,747
Servicing — Class D	274,904	97,027	28,738	308,199
Servicing — Class R	60,590	23,874	33,498	339,536
Distribution and/or servicing — Administrative Class	56,488	15,742	12,482	3,185,409
Dividends on securities sold short	—	—	—	—
Trustees	282,281	64,079	67,043	701,934
Organizational	—	—	—	—
Offering	—	—	—	—
Excise Tax	—	—	1,546	—
Miscellaneous	18,848	325	325	16,052
Total Expenses	36,532,943	7,538,586	11,003,095	85,137,284
Less: Investment Advisory/Administration waived	(1,550,626)	—	—	(5,575,748)
Net Expenses	34,982,317	7,538,586	11,003,095	79,561,536
Net Investment Income (Loss)	67,537,119	12,779,683	8,523,517	106,717,259
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	207,127,074	59,576,348	107,458,125	1,108,131,388
Investments in Affiliates	(143,143)	—	—	156,585,787
Securities sold short	—	—	—	—
Options written	—	—	—	—
Foreign currency transactions	731,226	—	(136)	(164,494)
Net capital gain distributions received from underlying Affiliated funds	—	—	—	307
Net change in unrealized appreciation/depreciation of:
Investments	256,206,914	76,286,244	62,970,323	286,698,146
Investments in Affiliates	—	—	—	86,759,047
Securities sold short	—	—	—	—
Options written	—	—	—	—
Foreign currency transactions	133,197	—	36	22,339
Net realized and change in unrealized gain	464,055,268	135,862,592	170,428,348	1,638,032,520
Net Increase in Net Assets Resulting from Investment Operations	$531,592,387	$148,642,275	$178,951,865	$1,744,749,779
* Foreign withholding taxes	8,605,220	195,002	253,233	1,141,886

**	Commencement of operations July 1, 2013.

86	Annual Report	| June 30, 2014 |	See accompanying Notes to Financial Statements

AllianzGI Opportunity	AllianzGI Small-Cap Blend**	AllianzGI Technology	AllianzGI U.S. Managed Volatility	AllianzGI Wellness

$1,616,040	$91,435	$8,039,507	$1,610,882	$1,354,101
128,999	3,771	—	—	—
16	4	274	4	42
—	—	—	—	—
1,745,055	95,210	8,039,781	1,610,886	1,354,143

715,862	38,034	10,885,619	192,120	1,188,438
431,149	17,669	4,222,267	207,848	594,219
3,324	—	18,329	3,073	4,698
393,550	276	903,386	14,064	76,115
339	—	—	—	—
115,532	122	763,974	30,832	62,560
1,108	—	6,110	1,024	1,566
131,183	92	301,129	4,688	25,372
1,651	43	439,496	2,291	281,889
339	—	—	—	—
467	—	154,672	—	—
—	—	359,817	—	—
9,591	507	106,552	5,546	13,027
—	30,000	—	—	—
—	107,000	—	—	—
—	—	—	—	—
3,076	—	6,325	4,592	1,672
1,807,171	193,743	18,167,676	466,078	2,249,556
(55,066)	(136,430)	—	—	—
1,752,105	57,313	18,167,676	466,078	2,249,556
(7,050)	37,897	(10,127,895)	1,144,808	(895,413)

18,734,969	347,047	212,094,831	5,905,076	32,675,742
1,000,101	1,837	5,317,726	—	(152,012)
—	—	(25,212,313)	—	92,815
—	—	(4,828,334)	—	—
—	—	(172,565)	—	(4,676)
—	—	—	—	—

3,517,765	808,810	162,529,325	2,740,907	10,701,607
(436,172)	279	(2,264)	—	(193,764)
—	—	2,217,963	—	5,884
—	—	4,238,571	—	—
—	—	35,403	—	2,639
22,816,663	1,157,973	356,218,343	8,645,983	43,128,235
$22,809,613	$1,195,870	$346,090,448	$9,790,791	$42,232,822
1,021	63	69,733	4,400	55,363

See accompanying Notes to Financial Statements	| June 30, 2014 |	Annual Report	87

Statements of Changes in Net Assets

	AllianzGI Emerging Markets Opportunities		AllianzGI Focused Growth

	Year ended June 30, 2014	Year ended June 30, 2013	Year ended June 30, 2014	Year ended June 30, 2013
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$1,556,591	$1,907,848	$(690,854)	$821,214
Net realized gain	6,855,668	7,206,004	58,655,325	118,682,024
Net change in unrealized appreciation/depreciation	7,684,959	2,582,077	83,277,224	(39,080,310)
Net increase in net assets resulting from investment operations	16,097,218	11,695,929	141,241,695	80,422,928
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(391,494)	(493,257)	(154,822)	—
Class B	—	—	(3)	—
Class C	(86,654)	(150,145)	(67)	—
Class D	(159,928)	(262,140)	(14,971)	—
Class R	—	—	(5,642)	—
Class P	(30,509)	(43,117)	(54,244)	—
Institutional Class	(1,081,226)	(990,978)	(189,558)	—
Administrative Class	—	—	(1)	—
Net realized capital gains:
Class A	—	—	(19,580,548)	(12,415,071)
Class B	—	—	(282,136)	(232,091)
Class C	—	—	(21,308,450)	(13,394,187)
Class D	—	—	(648,482)	(405,513)
Class R	—	—	(1,434,132)	(1,244,039)
Class P	—	—	(1,266,256)	(681,778)
Institutional Class	—	—	(4,032,319)	(1,792,337)
Administrative Class	—	—	(413,706)	(815,456)
Total dividends and distributions to shareholders	(1,749,811)	(1,939,637)	(49,385,337)	(30,980,472)
Fund Share Transactions:
Net proceeds from the sale of shares	33,650,447	48,505,876	72,324,614	60,527,217
Issued in reorganization	—	—	65,997,541	—
Issued in reinvestment of dividends and distributions	1,628,133	1,783,571	43,130,753	27,247,828
Cost of shares redeemed	(52,993,894)	(108,739,716)	(83,180,852)	(268,581,861)
Net increase (decrease) from Fund share transactions	(17,715,314)	(58,450,269)	98,272,056	(180,806,816)
Total increase (decrease) in net assets	(3,367,907)	(48,693,977)	190,128,414	(131,364,360)
Net Assets:
Beginning of year	130,995,789	179,689,766	466,628,957	597,993,317
End of year*	$127,627,882	$130,995,789	$656,757,371	$466,628,957
*Including undistributed (dividends in excess of) net investment income of:	$1,172,029	$1,363,931	$(719,127)	$335,077

88	Annual Report	| June 30, 2014 |	See accompanying Notes to Financial Statements

AllianzGI Global Natural Resources		AllianzGI Global Small-Cap		AllianzGI Income & Growth

Year ended June 30, 2014	Year ended June 30, 2013	Year ended June 30, 2014	Year ended June 30, 2013	Year ended June 30, 2014	Year ended June 30, 2013

$66,071	$262,489	$(807,662)	$(346,553)	$39,249,028	$30,938,317
3,582,883	983,877	10,558,757	8,773,944	165,081,547	94,987,378
8,186,189	3,051,373	19,206,644	8,730,320	68,247,031	12,933,524
11,835,143	4,297,739	28,957,739	17,157,711	272,577,606	138,859,219

(33,854)	(27,422)	—	—	(13,511,924)	(12,058,382)
—	—	—	—	—	—
(2)	(3)	—	—	(13,195,078)	(11,725,751)
(11,073)	(4,767)	—	—	(836,755)	(939,390)
—	—	—	—	(65,370)	(60,076)
(5,276)	(1,831)	—	—	(6,313,426)	(5,669,750)
(201,572)	(154,252)	—	—	(3,083,946)	(3,642,057)
—	—	—	—	—	—

—	—	—	—	(41,772,366)	(23,315,873)
—	—	—	—	—	—
—	—	—	—	(44,361,414)	(24,207,701)
—	—	—	—	(2,548,679)	(2,021,042)
—	—	—	—	(200,640)	(121,296)
—	—	—	—	(19,094,218)	(10,637,270)
—	—	—	—	(9,025,034)	(6,924,285)
—	—	—	—	—	—
(251,777)	(188,275)	—	—	(154,008,850)	(101,322,873)

12,728,241	14,308,302	121,887,731	33,170,199	1,286,395,620	573,823,896
—	—	—	—	—	—
236,634	180,533	—	—	126,395,327	81,542,232
(12,795,326)	(17,950,080)	(53,743,949)	(24,054,475)	(402,934,580)	(355,731,310)
169,549	(3,461,245)	68,143,782	9,115,724	1,009,856,367	299,634,818
11,752,915	648,219	97,101,521	26,273,435	1,128,425,123	337,171,164

40,914,596	40,266,377	102,063,124	75,789,689	1,329,676,497	992,505,333
$52,667,511	$40,914,596	$199,164,645	$102,063,124	$2,458,101,620	$1,329,676,497
$49,975	$246,208	$(359,344)	$(30,146)	$7,461,552	$3,168,358

See accompanying Notes to Financial Statements	| June 30, 2014 |	Annual Report	89

Statements of Changes in Net Assets (cont’d)

	AllianzGI International Managed Volatility		AllianzGI Mid-Cap

	Year ended June 30, 2014	Year ended June 30, 2013	Year ended June 30, 2014	Year ended June 30, 2013
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$3,015,875	$1,857,423	$(1,935,764)	$(1,174,845)
Net realized gain	3,614,973	4,395,180	59,159,181	13,191,008
Net change in unrealized appreciation/depreciation	7,725,958	799,227	8,743,182	49,811,162
Net increase in net assets resulting from investment operations	14,356,806	7,051,830	65,966,599	61,827,325
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(496,832)	(603,771)	—	—
Class B	—	—	—	—
Class C	(195,357)	(343,016)	—	—
Class D	(27,083)	(34,504)	—	—
Class R	(1,415)	(3,317)	—	—
Class P	(18,398)	(24,965)	—	—
Institutional Class	(1,597,425)	(1,411,382)	—	—
Administrative Class**	(274)	(345)	—	—
Class R6***	—	—	—	—
Net realized capital gains:
Class A	—	—	—	(6,904,920)
Class B	—	—	—	(129,648)
Class C	—	—	—	(14,175,326)
Class D	—	—	—	(140,523)
Class R	—	—	—	(172,331)
Class P	—	—	—	(73,561)
Institutional Class	—	—	—	(3,992,713)
Administrative Class**	—	—	—	(92,191)
Class R6***	—	—	—	—
Total dividends and distributions to shareholders	(2,336,784)	(2,421,300)	—	(25,681,213)
Fund Share Transactions:
Net proceeds from the sale of shares	24,605,664	24,680,466	13,714,529	19,159,795
Issued in reinvestment of dividends and distributions	2,100,165	2,215,546	—	22,046,384
Cost of shares redeemed	(21,033,346)	(21,782,940)	(50,993,738)	(96,469,911)
Net increase (decrease) from Fund share transactions	5,672,483	5,113,072	(37,279,209)	(55,263,732)
Total increase (decrease) in net assets	17,692,505	9,743,602	28,687,390	(19,117,620)
Net Assets:
Beginning of year	76,332,220	66,588,618	312,728,478	331,846,098
End of year*	$94,024,725	$76,332,220	$341,415,868	$312,728,478
*Including undistributed (dividends in excess of) net investment income of:	$1,978,773	$1,343,895	$(909,715)	$(1,024,262)

**	AllianzGI International Managed Volatility and AllianzGI NFJ All-Cap Value each liquidated its Administrative Class on May 21, 2014.
***	For the period December 19, 2013 through June 30, 2014.

90	Annual Report	| June 30, 2014 |	See accompanying Notes to Financial Statements

AllianzGI NFJ All-Cap Value		AllianzGI NFJ Dividend Value		AllianzGI NFJ International Value

Year ended June 30, 2014	Year ended June 30, 2013	Year ended June 30, 2014	Year ended June 30, 2013	Year ended June 30, 2014	Year ended June 30, 2013

$308,892	$389,721	$184,037,852	$218,919,662	$67,537,119	$63,200,373
2,445,700	872,462	621,326,988	270,478,136	207,715,157	93,278,883
2,808,210	2,942,671	1,105,317,918	1,138,847,271	256,340,111	113,583,136
5,562,802	4,204,854	1,910,682,758	1,628,245,069	531,592,387	270,062,392

(204,962)	(212,221)	(36,331,638)	(37,719,845)	(15,993,142)	(11,110,849)
(1,425)	(4,523)	(137,927)	(258,937)	—	—
(65,219)	(72,261)	(5,827,970)	(4,918,711)	(2,472,984)	(1,254,692)
(20,167)	(29,199)	(5,224,507)	(5,682,132)	(1,848,333)	(1,770,005)
—	—	(4,663,795)	(4,845,630)	(403,324)	(194,198)
(62,316)	(62,957)	(30,625,514)	(31,192,489)	(9,407,430)	(7,774,593)
(12,286)	(9,117)	(92,307,543)	(104,301,269)	(29,428,249)	(23,502,913)
(426)	(422)	(17,874,457)	(23,951,773)	(332,053)	(628,858)
—	—	(5,724)	—	(12,062)	—

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
(366,801)	(390,700)	(192,999,075)	(212,870,786)	(59,897,577)	(46,236,108)

5,184,198	7,922,407	1,684,358,983	2,222,751,401	913,819,502	1,310,489,151
331,174	339,739	170,443,454	188,981,671	49,887,858	38,317,792
(9,083,578)	(11,310,969)	(2,778,353,713)	(3,021,960,809)	(1,272,360,215)	(803,556,816)
(3,568,206)	(3,048,823)	(923,551,276)	(610,227,737)	(308,652,855)	545,250,127
1,627,795	765,331	794,132,407	805,146,546	163,041,955	769,076,411

24,300,674	23,535,343	8,550,328,621	7,745,182,075	3,011,075,330	2,241,998,919
$25,928,469	$24,300,674	$9,344,461,028	$8,550,328,621	$3,174,117,285	$3,011,075,330
$147,380	$204,344	$(1,528,839)	$7,597,894	$26,234,050	$17,863,282

See accompanying Notes to Financial Statements	| June 30, 2014 |	Annual Report	91

Statements of Changes in Net Assets (cont’d)

	AllianzGI NFJ Large-Cap Value		AllianzGI NFJ Mid-Cap Value

	Year ended June 30, 2014	Year ended June 30, 2013	Year ended June 30, 2014	Year ended June 30, 2013
Increase in Net Assets from:

Investment Operations:
Net investment income (loss)	$12,779,683	$13,843,751	$8,523,517	$8,960,060
Net realized gain	59,576,348	52,643,416	107,457,989	64,241,429
Net change in unrealized appreciation/depreciation	76,286,244	73,577,628	62,970,359	69,888,932
Net increase in net assets resulting from investment operations	148,642,275	140,064,795	178,951,865	143,090,421
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(2,751,844)	(3,507,924)	(3,854,552)	(7,498,523)
Class B	(24,765)	(31,729)	(1,238)	(3)
Class C	(884,403)	(772,690)	(868,266)	(2,940,012)
Class D	(620,734)	(514,656)	(99,867)	(173,827)
Class R	(136,604)	(161,191)	(115,776)	(237,252)
Class P	(211,909)	(263,464)	(96,513)	(224,526)
Institutional Class	(7,959,470)	(9,086,700)	(1,031,791)	(1,278,738)
Administrative Class	(106,518)	(159,484)	(49,064)	(89,300)
Class R6***	—	—	—	—
Net realized capital gains:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class D	—	—	—	—
Class R	—	—	—	—
Class P	—	—	—	—
Institutional Class	—	—	—	—
Administrative Class	—	—	—	—
Class R6***	—	—	—	—
Total dividends and distributions to shareholders	(12,696,247)	(14,497,838)	(6,117,067)	(12,442,181)
Fund Share Transactions:
Net proceeds from the sale of shares	88,415,355	88,710,094	55,263,681	59,692,958
Issued in reinvestment of dividends and distributions	12,048,739	13,766,791	5,516,077	10,982,134
Cost of shares redeemed	(153,178,212)	(191,603,646)	(135,914,810)	(172,844,573)
Net increase (decrease) from Fund share transactions	(52,714,118)	(89,126,761)	(75,135,052)	(102,169,481)
Total increase (decrease) in net assets	83,231,910	36,440,196	97,699,746	28,478,759
Net Assets:
Beginning of year	696,381,148	659,940,952	710,195,131	681,716,372
End of year*	$779,613,058	$696,381,148	$807,894,877	$710,195,131
*Including undistributed (dividends in excess of) net investment income of:	$148,849	$148,282	$9,935,561	$3,252,472

**	Commencement of Operations.
***	For the period December 19, 2013 through June 30, 2014.

92	Annual Report	| June 30, 2014 |	See accompanying Notes to Financial Statements

AllianzGI NFJ Small-Cap Value		AllianzGI Opportunity		AllianzGI Small-Cap Blend

Year ended June 30, 2014	Year ended June 30, 2013	Year ended June 30, 2014	Year ended June 30, 2013	Period from July 1, 2013** through June 30, 2014

$106,717,259	$139,132,453	$(7,050)	$(1,527,823)	$37,897
1,264,552,988	692,450,731	19,735,070	15,267,300	348,884
373,479,532	603,297,013	3,081,593	128,218	809,089
1,744,749,779	1,434,880,197	22,809,613	13,867,695	1,195,870

(24,530,670)	(26,851,875)	—	—	(178)
(28,553)	(35,639)	—	—	—
(1,480,395)	(2,003,277)	—	—	(196)
(1,280,629)	(1,451,099)	—	—	(25)
(1,112,028)	(1,146,411)	—	—	—
(885,418)	(1,810,455)	—	—	(38)
(53,144,549)	(49,963,820)	—	—	(21,904)
(16,002,350)	(18,164,597)	—	—	—
—	—	—	—	—

(236,232,764)	(122,208,135)	(2,328,193)	(1,466,946)	(320)
(1,063,825)	(673,997)	(33,428)	(31,033)	—
(37,692,561)	(20,507,359)	(3,776,331)	(2,116,816)	(415)
(12,740,136)	(6,885,101)	(46,056)	(21,338)	(77)
(14,245,656)	(7,408,774)	(12,324)	(1,865)	—
(8,483,671)	(6,979,247)	(54,057)	(49,495)	(77)
(377,457,661)	(172,362,342)	(487,947)	(1,672,133)	(38,733)
(134,692,499)	(73,087,870)	(17,057)	(9,095)	—
—	—	—	—	—
(921,073,365)	(511,539,998)	(6,755,393)	(5,368,721)	(61,963)

1,124,110,419	1,306,824,374	4,554,704	19,494,239	291,010
854,323,902	472,057,701	5,929,255	4,811,413	61,963
(2,456,177,915)	(1,931,936,622)	(27,471,555)	(92,237,077)	(70,206)
(477,743,594)	(153,054,547)	(16,987,596)	(67,931,425)	282,767
345,932,820	770,285,652	(933,376)	(59,432,451)	1,416,674

7,599,313,649	6,829,027,997	107,069,690	166,502,141	5,040,000
$7,945,246,469	$7,599,313,649	$106,136,314	$107,069,690	$6,456,674
$102,145,231	$93,608,799	$(110,318)	$(1,046,061)	$16,919

See accompanying Notes to Financial Statements	| June 30, 2014 |	Annual Report	93

Statements of Changes in Net Assets (cont’d)

	AllianzGI Technology		AllianzGI U.S. Managed Volatility

	Year ended June 30, 2014	Year ended June 30, 2013	Year ended June 30, 2014	Year ended June 30, 2013
Increase in Net Assets from:

Investment Operations:
Net investment income (loss)	$(10,127,895)	$(5,346,078)	$1,144,808	$739,889
Net realized gain	187,199,345	80,499,680	5,905,076	1,176,492
Net change in unrealized appreciation/depreciation	169,018,998	82,419,716	2,740,907	1,148,605
Net increase in net assets resulting from investment operations	346,090,448	157,573,318	9,790,791	3,064,986
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	—	—	(177,068)	(178,132)
Class B	—	—	(1)	(10,908)
Class C	—	—	(8,177)	(38,909)
Class D	—	—	(5,760)	(13,678)
Class P	—	—	(1,416)	(3,677)
Institutional Class	—	—	(658,375)	(336,506)
Administrative Class**	—	—	(269)	(485)
Net realized capital gains:
Class A	(22,273,723)	(14,463,668)	(203,527)	(706,532)
Class B	(201,427)	(240,914)	(6,074)	(74,654)
Class C	(9,832,730)	(6,559,531)	(31,099)	(244,234)
Class D	(12,874,345)	(7,404,794)	(10,711)	(58,097)
Class P	(2,907,686)	(1,940,504)	(1,781)	(13,542)
Institutional Class	(35,223,005)	(21,007,973)	(658,602)	(1,213,620)
Administrative Class**	(4,525,241)	(2,715,561)	(325)	(1,896)
Total dividends and distributions to shareholders	(87,838,157)	(54,332,945)	(1,763,185)	(2,894,870)
Fund Share Transactions:
Net proceeds from the sale of shares	308,620,725	195,323,272	37,068,257	47,381,251
Issued in reinvestment of dividends and distributions	83,429,339	51,277,637	1,525,416	2,409,925
Cost of shares redeemed	(368,041,606)	(313,402,251)	(22,204,082)	(13,538,530)
Net increase (decrease) from Fund share transactions	24,008,458	(66,801,342)	16,389,591	36,252,646
Total increase in net assets	282,260,749	36,439,031	24,417,197	36,422,762
Net Assets:
Beginning of year	1,003,301,622	966,862,591	54,918,641	18,495,879
End of year*	$1,285,562,371	$1,003,301,622	$79,335,838	$54,918,641
*Including undistributed (dividends in excess of) net investment income of:	$(6,823,056)	$(3,572,632)	$691,877	$403,515

**	AllianzGI U.S. Managed Volatility liquidated its Administrative Class on May 21, 2014.

94	Annual Report	| June 30, 2014 |	See accompanying Notes to Financial Statements

AllianzGI Wellness

Year ended June 30, 2014	Year ended June 30, 2013

$(895,413)	$(359,436)
32,611,869	22,810,808
10,516,366	1,031,555
42,232,822	23,482,927

—	—
—	—
—	—
—	—
—	—
—	—
—	—

(4,191,074)	(1,558,952)
(111,562)	(69,117)
(1,973,624)	(618,187)
(19,354,183)	(7,380,679)
—	—
—	—
—	—
(25,630,443)	(9,626,935)

10,563,205	12,661,420
24,521,115	9,217,095
(25,114,412)	(29,288,594)
9,969,908	(7,410,079)
26,572,287	6,445,913

133,935,560	127,489,647
$160,507,847	$133,935,560
$(297,173)	$(174,929)

See accompanying Notes to Financial Statements	| June 30, 2014 |	Annual Report	95

Financial Highlights

For a Share Outstanding for the Year ended:

	Net Asset Value, Beginning of Year	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI Emerging Markets Opportunities:
Class A
6/30/2014	$23.96	$0.30	$3.06	$3.36	$(0.32)
6/30/2013	22.76	0.31	1.20	1.51	(0.31)
6/30/2012	28.17	0.39	(5.68)	(5.29)	(0.12)
6/30/2011	20.54	0.15	7.48	7.63	— (d)
6/30/2010	17.37	0.05	3.38	3.43	(0.26)
Class C
6/30/2014	$23.28	$0.11	$2.97	$3.08	$(0.11)
6/30/2013	22.15	0.11	1.17	1.28	(0.15)
6/30/2012	27.48	0.20	(5.53)	(5.33)	— (d)
6/30/2011	20.18	(0.02)	7.32	7.30	— (d)
6/30/2010	17.11	(0.11)	3.32	3.21	(0.14)
Class D
6/30/2014	$24.33	$0.35	$3.05	$3.40	$(0.28)
6/30/2013	23.10	0.30	1.24	1.54	(0.31)
6/30/2012	28.63	0.47	(5.86)	(5.39)	(0.14)
6/30/2011	20.88	0.22	7.53	7.75	— (d)
6/30/2010	17.63	0.04	3.43	3.47	(0.22)
Class P
6/30/2014	$23.63	$0.38	$2.99	$3.37	$(0.37)
6/30/2013	22.43	0.36	1.19	1.55	(0.35)
6/30/2012	27.95	0.40	(5.60)	(5.20)	(0.32)
6/30/2011	20.36	0.25	7.39	7.64	(0.05)
6/30/2010	17.24	0.10	3.35	3.45	(0.33)
Institutional Class
6/30/2014	$24.10	$0.39	$3.07	$3.46	$(0.45)
6/30/2013	22.85	0.38	1.23	1.61	(0.36)
6/30/2012	28.30	0.45	(5.69)	(5.24)	(0.21)
6/30/2011	20.63	0.25	7.52	7.77	(0.10)
6/30/2010	17.41	0.21	3.33	3.54	(0.32)

(a)	Calculated on average shares outstanding during the year.
(b)	Redemption fees eliminated effective May 1, 2009.
(c)	Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Less than $(0.01) per share.
(e)	Payments from Affiliates increased the net asset value and total return by less than $0.01 and 0.01%, respectively.
(f)	Less than $0.01 per share.

96	Annual Report	| June 30, 2014 |	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)(b)		Net Asset Value, End of Year		Total Return (c)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$ —		$27.00		14.12%	$29,361	1.67%	1.67%	1.21%	120%
—		23.96		6.61	34,563	1.67	1.67	1.22	102
—		22.76		(18.84)	40,076	1.67	1.69	1.62	206
—		28.17	(e)	37.21 (e)	35,026	1.63	1.67	0.59	193
—	(f)	20.54		19.60	30,296	1.84	1.84	0.23	191

$ —		$26.25		13.26%	$18,170	2.42%	2.42%	0.44%	120%
—		23.28		5.84	20,746	2.42	2.42	0.47	102
—		22.15		(19.47)	24,985	2.42	2.44	0.85	206
—		27.48	(e)	36.17 (e)	22,052	2.38	2.42	(0.09)	193
—	(f)	20.18		18.71	15,855	2.59	2.59	(0.51)	191

$ —		$27.45		14.12%	$21,322	1.67%	1.67%	1.36%	120%
—		24.33		6.63	15,521	1.67	1.67	1.17	102
—		23.10		(18.87)	23,794	1.67	1.69	1.92	206
—		28.63	(e)	37.20 (e)	12,853	1.63	1.67	0.81	193
—	(f)	20.88		19.57	4,458	1.84	1.84	0.19	191

$ —		$26.63		14.38%	$2,066	1.42%	1.42%	1.54%	120%
—		23.63		6.90	2,594	1.42	1.42	1.46	102
—		22.43		(18.65)	3,598	1.42	1.44	1.71	206
—		27.95	(e)	37.57 (e)	1,165	1.38	1.42	0.97	193
—	(f)	20.36		19.91	477	1.58	1.58	0.49	191

$ —		$27.11		14.51%	$56,709	1.32%	1.32%	1.53%	120%
—		24.10		7.01	57,572	1.32	1.32	1.53	102
—		22.85		(18.56)	87,237	1.32	1.34	1.88	206
—		28.30	(e)	37.24 (e)	78,090	1.27	1.32	0.98	193
—	(f)	20.63		20.26	63,195	1.33	1.56	1.00	191

See accompanying Notes to Financial Statements	| June 30, 2014 |	Annual Report	97

Financial Highlights (cont’d)

For a Share Outstanding for the Year ended:

	Net Asset Value, Beginning of Year	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Focused Growth:
Class A
6/30/2014	$34.82	$0.05	$10.40	$10.45	$(0.02)	$(3.32)
6/30/2013	31.57	0.14	5.14	5.28	—	(2.03)
6/30/2012	30.58	— (d)	0.99	0.99	—	—
6/30/2011	23.21	(0.05)	7.42	7.37	—	—
6/30/2010	21.15	0.03	2.05	2.08	(0.02)	—
Class B
6/30/2014	$27.38	$(0.19)	$8.09	$7.90	$— (f)	$(3.32)
6/30/2013	25.43	(0.10)	4.08	3.98	—	(2.03)
6/30/2012	24.82	(0.18)	0.79	0.61	—	—
6/30/2011	18.97	(0.20)	6.05	5.85	—	—
6/30/2010	17.41	(0.11)	1.67	1.56	— (f)	—
Class C
6/30/2014	$27.38	$(0.19)	$8.09	$7.90	$— (f)	$(3.32)
6/30/2013	25.43	(0.09)	4.07	3.98	—	(2.03)
6/30/2012	24.81	(0.18)	0.80	0.62	—	—
6/30/2011	18.98	(0.21)	6.04	5.83	—	—
6/30/2010	17.41	(0.11)	1.68	1.57	— (f)	—
Class D
6/30/2014	$30.48	$0.05	$9.05	$9.10	$(0.07)	$(3.32)
6/30/2013	27.88	0.11	4.52	4.63	—	(2.03)
6/30/2012	27.01	— (d)	0.87	0.87	—	—
6/30/2011	20.50	(0.05)	6.56	6.51	—	—
6/30/2010	18.69	0.04	1.80	1.84	(0.03)	—
Class R
6/30/2014	$28.89	$(0.04)	$8.56	$8.52	$(0.01)	$(3.32)
6/30/2013	26.59	0.04	4.29	4.33	—	(2.03)
6/30/2012	25.82	(0.06)	0.83	0.77	—	—
6/30/2011	19.65	(0.10)	6.27	6.17	—	—
6/30/2010	17.95	(0.02)	1.74	1.72	(0.02)	—
Class P
6/30/2014	$28.86	$0.12	$8.56	$8.68	$(0.13)	$(3.32)
6/30/2013	26.43	0.18	4.28	4.46	—	(2.03)
6/30/2012	25.54	0.06	0.83	0.89	—	—
6/30/2011	19.34	0.01	6.19	6.20	—	—
6/30/2010	17.59	0.09	1.70	1.79	(0.04)	—
Institutional Class
6/30/2014	$32.58	$0.17	$9.72	$9.89	$(0.14)	$(3.32)
6/30/2013	29.57	0.23	4.81	5.04	—	(2.03)
6/30/2012	28.54	0.10	0.93	1.03	—	—
6/30/2011	21.59	0.05	6.90	6.95	—	—
6/30/2010	19.62	0.12	1.89	2.01	(0.04)	—

98	Annual Report	| June 30, 2014 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)(b)		Net Asset Value, End of Year	Total Return (c)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(3.34)	$—		$41.93	30.97%	$282,561	1.11%	0.13%	51%
(2.03)	—		34.82	17.48	209,790	1.12	0.41	141
—	—		31.57	3.24	343,859	1.16	— (e)	81
—	—		30.58	31.75	372,361	1.16	(0.18)	92
(0.02)	—	(d)	23.21	9.81	352,728	1.16	0.14	111

$(3.32)	$—		$31.96	30.00%	$2,526	1.86%	(0.62)%	51%
(2.03)	—		27.38	16.56	2,688	1.87	(0.37)	141
—	—		25.43	2.46	3,709	1.91	(0.75)	81
—	—		24.82	30.84	6,860	1.91	(0.91)	92
— (f)	—	(d)	18.97	8.96	12,385	1.91	(0.56)	111

$(3.32)	$—		$31.96	29.99%	$223,035	1.86%	(0.62)%	51%
(2.03)	—		27.38	16.56	182,921	1.87	(0.36)	141
—	—		25.43	2.50	178,931	1.91	(0.75)	81
—	—		24.81	30.72	200,471	1.91	(0.93)	92
— (f)	—	(d)	18.98	9.02	179,160	1.91	(0.56)	111

$(3.39)	$—		$36.19	30.95%	$15,886	1.11%	0.13%	51%
(2.03)	—		30.48	17.47	6,449	1.12	0.37	141
—	—		27.88	3.22	8,433	1.16	— (e)	81
—	—		27.01	31.76	8,858	1.16	(0.19)	92
(0.03)	—	(d)	20.50	9.83	8,704	1.16	0.19	111

$(3.33)	$—		$34.08	30.62%	$15,989	1.36%	(0.12)%	51%
(2.03)	—		28.89	17.17	12,866	1.37	0.14	141
—	—		26.59	2.98	17,051	1.41	(0.25)	81
—	—		25.82	31.40	19,733	1.41	(0.44)	92
(0.02)	—	(d)	19.65	9.59	14,637	1.41	(0.08)	111

$(3.45)	$—		$34.09	31.26%	$14,774	0.86%	0.38%	51%
(2.03)	—		28.86	17.79	9,953	0.87	0.64	141
—	—		26.43	3.48	9,665	0.91	0.25	81
—	—		25.54	32.06	8,875	0.91	0.05	92
(0.04)	—	(d)	19.34	10.15	6,715	0.89	0.45	111

$(3.46)	$—		$39.01	31.39%	$95,990	0.76%	0.47%	51%
(2.03)	—		32.58	17.90	38,077	0.77	0.75	141
—	—		29.57	3.61	27,659	0.81	0.35	81
—	—		28.54	32.19	28,030	0.81	0.20	92
(0.04)	—	(d)	21.59	10.22	45,456	0.80	0.55	111

See accompanying Notes to Financial Statements	| June 30, 2014 |	Annual Report	99

Financial Highlights (cont’d)

For a Share Outstanding for the Year ended:

	Net Asset Value, Beginning of Year	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain	Total from Investment Operations	Dividends from Net Investment Income		Distributions from Net Realized Capital Gains
AllianzGI Focused Growth (cont’d)
Administrative Class
6/30/2014	$31.24	$0.08	$9.31	$9.39	$—	(f)	$(3.32)
6/30/2013	28.50	0.15	4.62	4.77	—		(2.03)
6/30/2012	27.58	0.03	0.89	0.92	—		—
6/30/2011	20.91	(0.01)	6.68	6.67	—		—
6/30/2010	19.04	0.06	1.84	1.90	(0.03)		—

(a)	Calculated on average shares outstanding during the year.
(b)	Redemption fees eliminated effective May 1, 2009.
(c)	Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Less than $0.01 per share.
(e)	Less than 0.005%.
(f)	Less than $(0.01) per share.

100	Annual Report	| June 30, 2014 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)(b)		Net Asset Value, End of Year	Total Return (c)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(3.32)	$—		$37.31	31.07%	$5,996	1.01%	0.22%	51%
(2.03)	—		31.24	17.62	3,885	1.02	0.51	141
—	—		28.50	3.34	8,686	1.06	0.10	81
—	—		27.58	31.90	8,622	1.06	(0.05)	92
(0.03)	—	(d)	20.91	9.95	10,579	1.05	0.29	111

See accompanying Notes to Financial Statements	| June 30, 2014 |	Annual Report	101

Financial Highlights (cont’d)

For a Share Outstanding for the Year ended:

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI Global Natural Resources:
Class A
6/30/2014	$16.19	$— (c)	$4.58	$4.58	$(0.06)
6/30/2013	14.65	0.08	1.50	1.58	(0.04)
6/30/2012	18.07	0.06	(3.48)	(3.42)	—
6/30/2011	12.48	(0.04)	5.63	5.59	—
6/30/2010	11.95	(0.09)	0.62	0.53	—
Class C
6/30/2014	$15.41	$(0.13)	$4.35	$4.22	$— (c)
6/30/2013	14.01	(0.04)	1.44	1.40	— (c)
6/30/2012	17.41	(0.06)	(3.34)	(3.40)	—
6/30/2011	12.12	(0.16)	5.45	5.29	—
6/30/2010	11.69	(0.19)	0.62	0.43	—
Class D
6/30/2014	$16.20	$— (c)	$4.59	$4.59	$(0.07)
6/30/2013	14.65	0.08	1.50	1.58	(0.03)
6/30/2012	18.06	0.06	(3.47)	(3.41)	—
6/30/2011	12.48	(0.04)	5.62	5.58	—
6/30/2010	11.94	(0.09)	0.63	0.54	—
Class P
6/30/2014	$16.41	$0.05	$4.65	$4.70	$(0.13)
6/30/2013	14.83	0.12	1.52	1.64	(0.06)
6/30/2012	18.25	0.10	(3.52)	(3.42)	—
6/30/2011	12.57	0.01	5.67	5.68	—
6/30/2010	12.01	(0.05)	0.61	0.56	—
Institutional Class
6/30/2014	$16.49	$0.06	$4.68	$4.74	$(0.13)
6/30/2013	14.93	0.14	1.52	1.66	(0.10)
6/30/2012	18.35	0.12	(3.54)	(3.42)	—
6/30/2011	12.62	0.03	5.70	5.73	—
6/30/2010	12.04	(0.03)	0.61	0.58	—

(a)	Calculated on average shares outstanding during the year.

(b)	Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles.

(c)	Less than $(0.01) per share.

(d)	Less than (0.005)%.

(e)	Payments from Affiliates increased the net asset value and total return by less than $0.01 and 0.01%, respectively.

102	Annual Report	| June 30, 2014 |	See accompanying Notes to Financial Statements

Net Asset Value, End of Year		Total Return (b)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$20.71		28.36%	$12,320	1.41%	—	%(d)	93%
16.19		10.80	9,131	1.42	0.53		116
14.65		(18.93)	9,387	1.42	0.38		190
18.07		44.79	15,584	1.41	(0.23)		130
12.48	(e)	4.44 (e)	12,147	1.43	(0.61)		165

$19.63		27.38%	$4,002	2.16%	(0.77)%		93%
15.41		9.99	4,181	2.17	(0.25)		116
14.01		(19.53)	5,678	2.17	(0.38)		190
17.41		43.65	10,645	2.16	(0.97)		130
12.12	(e)	3.59 (e)	7,563	2.18	(1.37)		165

$20.72		28.37%	$3,329	1.41%	(0.02)%		93%
16.20		10.75	2,556	1.42	0.51		116
14.65		(18.88)	3,235	1.42	0.37		190
18.06		44.71	5,747	1.41	(0.23)		130
12.48	(e)	4.44 (e)	5,037	1.43	(0.60)		165

$20.98		28.73%	$1,308	1.16%	0.24%		93%
16.41		11.06	435	1.17	0.76		116
14.83		(18.74)	594	1.17	0.65		190
18.25		45.19	890	1.17	0.04		130
12.57	(e)	4.66 (e)	384	1.17	(0.35)		165

$21.10		28.86%	$31,709	1.06%	0.34%		93%
16.49		11.14	24,612	1.07	0.86		116
14.93		(18.64)	21,372	1.07	0.78		190
18.35		45.40	24,744	1.07	0.15		130
12.62	(e)	4.82 (e)	10,235	1.07	(0.23)		165

See accompanying Notes to Financial Statements	| June 30, 2014 |	Annual Report	103

Financial Highlights (cont’d)

For a Share Outstanding for the Year ended:

	Net Asset Value, Beginning of Year	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI Global Small-Cap:
Class A
6/30/2014	$34.59	$(0.23)	$8.76	$8.53	$—
6/30/2013	27.95	(0.13)	6.77	6.64	—
6/30/2012	29.26	(0.18)	(1.13)	(1.31)	—
6/30/2011	19.01	(0.11)	10.41	10.30	(0.05)
6/30/2010	15.81	(0.15)	3.35	3.20	—
Class B
6/30/2014	$31.83	$(0.52)	$8.07	$7.55	$—
6/30/2013	25.91	(0.36)	6.28	5.92	—
6/30/2012	27.34	(0.38)	(1.05)	(1.43)	—
6/30/2011	17.86	(0.27)	9.75	9.48	— (e)
6/30/2010	14.97	(0.29)	3.18	2.89	—
Class C
6/30/2014	$31.81	$(0.48)	$8.03	$7.55	$—
6/30/2013	25.90	(0.34)	6.25	5.91	—
6/30/2012	27.32	(0.36)	(1.06)	(1.42)	—
6/30/2011	17.85	(0.27)	9.74	9.47	— (e)
6/30/2010	14.96	(0.28)	3.17	2.89	—
Class D
6/30/2014	$34.55	$(0.23)	$8.76	$8.53	$—
6/30/2013	27.92	(0.13)	6.76	6.63	—
6/30/2012	29.23	(0.18)	(1.13)	(1.31)	—
6/30/2011	19.01	(0.11)	10.40	10.29	(0.07)
6/30/2010	15.81	(0.16)	3.36	3.20	—
Class P
6/30/2014	$36.14	$(0.03)	$9.06	$9.03	$—
6/30/2013	29.13	(0.03)	7.04	7.01	—
6/30/2012	30.42	(0.12)	(1.17)	(1.29)	—
6/30/2011	19.74	(0.04)	10.80	10.76	(0.08)
6/30/2010	16.37	(0.11)	3.48	3.37	—
Institutional Class
6/30/2014	$36.26	$(0.09)	$9.20	$9.11	$—
6/30/2013	29.20	0.02	7.04	7.06	—
6/30/2012	30.46	(0.09)	(1.17)	(1.26)	—
6/30/2011	19.76	(0.01)	10.81	10.80	(0.10)
6/30/2010	16.37	(0.09)	3.48	3.39	—

(a)	Calculated on average shares outstanding during the year.
(b)	Redemption fees eliminated effective May 1, 2009.
(c)	Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Less than $0.01 per share.
(e)	Less than $(0.01) per share.

104	Annual Report	| June 30, 2014 |	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)(b)		Net Asset Value, End of Year	Total Return (c)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$—		$43.12	24.66%	$55,955	1.61%	1.61%	(0.56)%	73%
—		34.59	23.76	34,054	1.61	1.61	(0.41)	108
—		27.95	(4.48)	27,103	1.59	1.64	(0.70)	80
—		29.26	54.21	31,511	1.59	1.71	(0.43)	116
—	(d)	19.01	20.24	23,236	1.68	1.73	(0.77)	166

$—		$39.38	23.72%	$742	2.36%	2.36%	(1.43)%	73%
—		31.83	22.85	1,267	2.36	2.36	(1.25)	108
—		25.91	(5.23)	3,145	2.34	2.39	(1.53)	80
—		27.34	53.08	8,047	2.34	2.46	(1.18)	116
—	(d)	17.86	19.30	8,108	2.43	2.48	(1.57)	166

$—		$39.36	23.73%	$23,560	2.36%	2.36%	(1.30)%	73%
—		31.81	22.82	12,948	2.36	2.36	(1.16)	108
—		25.90	(5.20)	11,898	2.34	2.39	(1.46)	80
—		27.32	53.05	15,205	2.34	2.46	(1.17)	116
—	(d)	17.85	19.32	10,860	2.43	2.48	(1.54)	166

$—		$43.08	24.69%	$36,447	1.61%	1.61%	(0.57)%	73%
—		34.55	23.75	18,732	1.61	1.61	(0.41)	108
—		27.92	(4.48)	18,409	1.59	1.64	(0.69)	80
—		29.23	54.21	19,567	1.59	1.71	(0.44)	116
—(d	)	19.01	20.24	13,231	1.68	1.73	(0.79)	166

$—		$45.17	24.99%	$18,179	1.36%	1.36%	(0.07)%	73%
—		36.14	24.06	2,419	1.36	1.36	(0.09)	108
—		29.13	(4.24)	1,339	1.34	1.39	(0.45)	80
—		30.42	54.55	1,538	1.34	1.46	(0.15)	116
—	(d)	19.74	20.59	521	1.42	1.47	(0.55)	166

$—		$45.37	25.12%	$64,282	1.26%	1.26%	(0.21)%	73%
—		36.26	24.18	32,643	1.26	1.26	0.07	108
—		29.20	(4.14)	13,896	1.24	1.29	(0.33)	80
—		30.46	54.69	15,483	1.24	1.36	(0.06)	116
—	(d)	19.76	20.71	10,756	1.32	1.37	(0.42)	166

See accompanying Notes to Financial Statements	| June 30, 2014 |	Annual Report	105

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Income & Growth:
Class A
6/30/2014	$12.02	$0.30	$1.68	$1.98	$(0.26)	$(0.79)
6/30/2013	11.55	0.34	1.18	1.52	(0.35)	(0.70)
6/30/2012	12.69	0.36	(0.43)	(0.07)	(0.46)	(0.61)
6/30/2011	11.10	0.37	2.29	2.66	(0.28)	(0.79)
6/30/2010	10.22	0.44	1.48	1.92	(0.40)	(0.64)
Class C
6/30/2014	$11.59	$0.19	$1.63	$1.82	$(0.24)	$(0.79)
6/30/2013	11.23	0.25	1.13	1.38	(0.32)	(0.70)
6/30/2012	12.42	0.27	(0.43)	(0.16)	(0.42)	(0.61)
6/30/2011	10.93	0.27	2.26	2.53	(0.25)	(0.79)
6/30/2010	10.14	0.35	1.48	1.83	(0.40)	(0.64)
Class D
6/30/2014	$12.07	$0.30	$1.69	$1.99	$(0.26)	$(0.79)
6/30/2013	11.59	0.35	1.18	1.53	(0.35)	(0.70)
6/30/2012	12.73	0.37	(0.44)	(0.07)	(0.46)	(0.61)
6/30/2011	11.13	0.37	2.31	2.68	(0.29)	(0.79)
6/30/2010	10.27	0.44	1.49	1.93	(0.43)	(0.64)
Class R
6/30/2014	$12.08	$0.27	$1.70	$1.97	$(0.26)	$(0.79)
6/30/2013	11.62	0.31	1.19	1.50	(0.34)	(0.70)
6/30/2012	12.78	0.35	(0.45)	(0.10)	(0.45)	(0.61)
2/28/2011* - 6/30/2011	13.24	0.10	(0.22)	(0.12)	(0.02)	(0.32)
Class P
6/30/2014	$12.15	$0.33	$1.70	$2.03	$(0.27)	$(0.79)
6/30/2013	11.64	0.38	1.19	1.57	(0.36)	(0.70)
6/30/2012	12.77	0.40	(0.44)	(0.04)	(0.48)	(0.61)
6/30/2011	11.14	0.40	2.32	2.72	(0.30)	(0.79)
6/30/2010	10.27	0.47	1.49	1.96	(0.45)	(0.64)
Institutional Class
6/30/2014	$12.20	$0.35	$1.70	$2.05	$(0.27)	$(0.79)
6/30/2013	11.67	0.39	1.20	1.59	(0.36)	(0.70)
6/30/2012	12.80	0.41	(0.45)	(0.04)	(0.48)	(0.61)
6/30/2011	11.16	0.42	2.31	2.73	(0.30)	(0.79)
6/30/2010	10.27	0.48	1.49	1.97	(0.44)	(0.64)

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(c)	Payments from Affiliates increased the net asset value and total return by less than $0.01 and 0.01%, respectively.
(d)	Annualized.

106	Annual Report	| June 30, 2014 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(1.05)	$12.95	(c)	17.03	%(c)	$863,378	1.32%	1.32%	2.34%	114%
(1.05)	12.02	(c)	13.63	(c)	473,578	1.32	1.32	2.88	193
(1.07)	11.55		(0.22)		349,492	1.31	1.31	3.10	129
(1.07)	12.69		24.66		320,215	1.31	1.31	2.91	192
(1.04)	11.10		18.87		79,686	1.32	1.32	3.75	186

$(1.03)	$12.38	(c)	16.14	%(c)	$933,126	2.07%	2.07%	1.59%	114%
(1.02)	11.59	(c)	12.78	(c)	482,554	2.07	2.07	2.13	193
(1.03)	11.23		(1.01)		340,815	2.06	2.06	2.36	129
(1.04)	12.42		23.77		265,737	2.06	2.06	2.14	192
(1.04)	10.93		17.90		40,389	2.06	2.06	3.01	186

$(1.05)	$13.01	(c)	17.05	%(c)	$51,432	1.32%	1.32%	2.35%	114%
(1.05)	12.07	(c)	13.65	(c)	32,117	1.32	1.32	2.92	193
(1.07)	11.59		(0.22)		37,672	1.31	1.31	3.09	129
(1.08)	12.73		24.59		37,456	1.31	1.31	2.87	192
(1.07)	11.13		18.84		4,103	1.32	1.32	3.76	186

$(1.05)	$13.00	(c)	16.71	%(c)	$3,733	1.57%	1.57%	2.09%	114%
(1.04)	12.08	(c)	13.38	(c)	2,547	1.57	1.57	2.61	193
(1.06)	11.62		(0.50)		1,338	1.54	1.54	2.94	129
(0.34)	12.78		(0.84)		10	1.56 (d)	1.56 (d)	2.28 (d)	192

$(1.06)	$13.12	(c)	17.26	%(c)	$443,278	1.07%	1.07%	2.59%	114%
(1.06)	12.15	(c)	13.97	(c)	212,734	1.07	1.07	3.13	193
(1.09)	11.64		(0.01)		156,842	1.06	1.06	3.37	129
(1.09)	12.77		25.06		81,471	1.06	1.06	3.16	192
(1.09)	11.14		19.11		12,979	1.07	1.07	4.01	186

$(1.06)	$13.19	(c)	17.38	%(c)	$163,155	0.97%	0.97%	2.71%	114%
(1.06)	12.20	(c)	14.14	(c)	126,146	0.97	0.97	3.23	193
(1.09)	11.67		0.04		106,346	0.96	0.96	3.46	129
(1.09)	12.80		25.15		59,812	0.96	0.96	3.30	192
(1.08)	11.16		19.26		24,362	0.96	0.96	4.13	186

See accompanying Notes to Financial Statements	| June 30, 2014 |	Annual Report	107

Financial Highlights (cont’d)

For a Share Outstanding for the Year ended:

	Net Asset Value, Beginning of Year	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI International Managed Volatility:
Class A
6/30/2014	$13.39	$0.48	$1.86	$2.34	$(0.39)
6/30/2013	12.46	0.33	1.10	1.43	(0.50)
6/30/2012	14.72	0.26	(2.22)	(1.96)	(0.30)
6/30/2011	11.13	0.18	3.65	3.83	(0.24)
6/30/2010	11.15	0.17	0.14	0.31	(0.33)
Class C
6/30/2014	$13.29	$0.36	$1.85	$2.21	$(0.26)
6/30/2013	12.36	0.22	1.09	1.31	(0.38)
6/30/2012	14.56	0.15	(2.17)	(2.02)	(0.18)
6/30/2011	11.01	0.07	3.61	3.68	(0.13)
6/30/2010	11.03	0.07	0.15	0.22	(0.24)
Class D
6/30/2014	$13.35	$0.47	$1.86	$2.33	$(0.38)
6/30/2013	12.43	0.34	1.08	1.42	(0.50)
6/30/2012	14.66	0.25	(2.23)	(1.98)	(0.25)
6/30/2011	11.05	0.14	3.66	3.80	(0.19)
6/30/2010	11.08	0.16	0.16	0.32	(0.35)
Class R
6/30/2014	$13.16	$0.40	$1.88	$2.28	$(0.30)
6/30/2013	12.27	0.30	1.07	1.37	(0.48)
6/30/2012	14.53	0.24	(2.21)	(1.97)	(0.29)
6/30/2011	11.02	0.16	3.59	3.75	(0.24)
6/30/2010	11.08	0.16	0.13	0.29	(0.35)
Class P
6/30/2014	$13.27	$0.50	$1.85	$2.35	$(0.42)
6/30/2013	12.35	0.35	1.10	1.45	(0.53)
6/30/2012	14.59	0.26	(2.18)	(1.92)	(0.32)
6/30/2011	11.04	0.19	3.65	3.84	(0.29)
6/30/2010	11.09	0.20	0.16	0.36	(0.41)
Institutional Class
6/30/2014	$13.33	$0.54	$1.84	$2.38	$(0.44)
6/30/2013	12.41	0.41	1.06	1.47	(0.55)
6/30/2012	14.69	0.32	(2.24)	(1.92)	(0.36)
6/30/2011	11.12	0.21	3.66	3.87	(0.30)
6/30/2010	11.15	0.22	0.15	0.37	(0.40)

(a)	Calculated on average shares outstanding during the year.
(b)	Redemption fees eliminated effective May 1, 2009.
(c)	Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Less than $0.01 per share.

108	Annual Report	| June 30, 2014 |	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)(b)		Net Asset Value, End of Year	Total Return (c)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$ —		$15.34	17.77%	$18,726	0.96%	1.16%	3.33%	86%
—		13.39	11.60	16,031	0.96	1.16	2.44	100
—		12.46	(13.15)	16,615	1.17	1.28	2.07	170
—		14.72	34.43	25,783	1.33	1.36	1.33	240
—	(d)	11.13	2.50	24,443	1.41	1.41	1.35	162

$ —		$15.24	16.87%	$10,049	1.71%	1.91%	2.52%	86%
—		13.29	10.73	10,774	1.71	1.91	1.65	100
—		12.36	(13.78)	12,477	1.92	2.03	1.25	170
—		14.56	33.37	21,252	2.08	2.11	0.52	240
—	(d)	11.01	1.78	22,865	2.16	2.16	0.58	162

$ —		$15.30	17.78%	$1,108	0.96%	1.16%	3.31%	86%
—		13.35	11.57	1,007	0.96	1.16	2.53	100
—		12.43	(13.38)	894	1.17	1.28	2.00	170
—		14.66	34.46	1,604	1.34	1.37	1.04	240
—	(d)	11.05	2.52	3,772	1.41	1.41	1.31	162

$ —		$15.14	17.55%	$69	1.21%	1.41%	2.87%	86%
—		13.16	11.29	103	1.21	1.41	2.31	100
—		12.27	(13.39)	81	1.42	1.53	1.98	170
—		14.53	34.05	83	1.58	1.61	1.18	240
—	(d)	11.02	2.33	56	1.65	1.65	1.26	162

$ —		$15.20	18.05%	$622	0.71%	0.91%	3.53%	86%
—		13.27	11.89	606	0.71	0.91	2.67	100
—		12.35	(13.00)	676	0.92	1.03	2.11	170
—		14.59	34.92	1,438	1.09	1.12	1.40	240
—	(d)	11.04	2.78	1,326	1.14	1.14	1.62	162

$ —		$15.27	18.19%	$63,451	0.61%	0.81%	3.81%	86%
—		13.33	12.00	47,801	0.61	0.81	3.06	100
—		12.41	(12.89)	35,837	0.82	0.93	2.62	170
—		14.69	34.99	37,737	0.98	1.01	1.51	240
—	(d)	11.12	2.86	42,812	1.04	1.04	1.73	162

See accompanying Notes to Financial Statements	| June 30, 2014 |	Annual Report	109

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income		Distributions from Net Realized Capital Gains
AllianzGI Mid-Cap:
Class A
6/30/2014	$3.20	$(0.01)	$0.73	$0.72	$—		$—
6/30/2013	2.83	— (c)	0.60	0.60	—		(0.23)
6/30/2012	3.28	(0.01)	(0.34)	(0.35)	—		(0.10)
6/30/2011	2.36	(0.01)	0.93	0.92	—	(c)	—
6/30/2010	1.95	(0.01)	0.42	0.41	—	(c)	—
Class B
6/30/2014	$2.93	$(0.03)	$0.66	$0.63	$—		$—
6/30/2013	2.63	(0.02)	0.55	0.53	—		(0.23)
6/30/2012	3.08	(0.03)	(0.32)	(0.35)	—		(0.10)
6/30/2011	2.23	(0.03)	0.88	0.85	—	(c)	—
6/30/2010	1.86	(0.03)	0.40	0.37	—	(c)	—
Class C
6/30/2014	$2.92	$(0.03)	$0.66	$0.63	$—		$—
6/30/2013	2.62	(0.02)	0.55	0.53	—		(0.23)
6/30/2012	3.06	(0.02)	(0.32)	(0.34)	—		(0.10)
6/30/2011	2.22	(0.03)	0.87	0.84	—	(c)	—
6/30/2010	1.85	(0.03)	0.40	0.37	—	(c)	—
Class D
6/30/2014	$3.25	$(0.01)	$0.75	$0.74	$—		$—
6/30/2013	2.88	— (c)	0.60	0.60	—		(0.23)
6/30/2012	3.33	(0.01)	(0.34)	(0.35)	—		(0.10)
6/30/2011	2.39	(0.01)	0.95	0.94	—	(c)	—
6/30/2010	1.98	(0.01)	0.42	0.41	—	(c)	—
Class R
6/30/2014	$3.20	$(0.02)	$0.73	$0.71	$—		$—
6/30/2013	2.84	(0.01)	0.60	0.59	—		(0.23)
6/30/2012	3.29	(0.02)	(0.33)	(0.35)	—		(0.10)
6/30/2011	2.38	(0.02)	0.93	0.91	—	(c)	—
6/30/2010	1.97	(0.02)	0.43	0.41	—	(c)	—
Class P
6/30/2014	$3.45	$— (e)	$0.79	$0.79	$—		$—
6/30/2013	3.03	0.01	0.64	0.65	—		(0.23)
4/2/2012* - 6/30/2012	3.40	— (e)	(0.37)	(0.37)	—		—
Institutional Class
6/30/2014	$3.46	$0.01	$0.78	$0.79	$—		$—
6/30/2013	3.03	0.01	0.65	0.66	—		(0.23)
6/30/2012	3.49	— (c)	(0.36)	(0.36)	—		(0.10)
6/30/2011	2.51	— (c)	0.99	0.99	(0.01)		—
6/30/2010	2.07	— (c)	0.44	0.44	—	(c)	—

110	Annual Report	| June 30, 2014 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$3.92		22.50%		$106,116	1.13%	(0.18)%	88%
(0.23)	3.20	(d)	22.89	(d)	95,365	1.13	(0.02)	76
(0.10)	2.83	(d)	(10.52	)(d)	95,731	1.13	(0.24)	303
— (c)	3.28	(d)	39.17	(d)	11,498	1.13	(0.46)	133
— (c)	2.36		21.03		5,496	1.14	(0.46)	110

$—	$3.56		21.50%		$848	1.88%	(0.95)%	88%
(0.23)	2.93	(d)	21.90	(d)	1,257	1.88	(0.79)	76
(0.10)	2.63	(d)	(11.21	)(d)	2,320	1.88	(1.15)	303
— (c)	3.08	(d)	38.12	(d)	2,344	1.88	(1.19)	133
— (c)	2.23		19.90		1,950	1.89	(1.19)	110

$—	$3.55		21.58%		$193,481	1.88%	(0.93)%	88%
(0.23)	2.92	(d)	21.99	(d)	176,602	1.88	(0.76)	76
(0.10)	2.62	(d)	(10.97	)(d)	173,734	1.88	(0.91)	303
— (c)	3.06	(d)	37.84	(d)	5,942	1.88	(1.21)	133
— (c)	2.22		20.01		2,964	1.89	(1.19)	110

$—	$3.99		22.77%		$1,803	1.13%	(0.18)%	88%
(0.23)	3.25	(d)	22.46	(d)	1,526	1.13	(0.02)	76
(0.10)	2.88	(d)	(10.35	)(d)	1,858	1.13	(0.40)	303
— (c)	3.33	(d)	39.38	(d)	1,807	1.13	(0.45)	133
— (c)	2.39		20.80		1,421	1.14	(0.43)	110

$—	$3.91		22.19%		$2,795	1.38%	(0.44)%	88%
(0.23)	3.20	(d)	22.46	(d)	2,398	1.38	(0.23)	76
(0.10)	2.84	(d)	(10.49	)(d)	1,332	1.38	(0.68)	303
— (c)	3.29	(d)	38.98	(d)	1,832	1.38	(0.71)	133
— (c)	2.38		20.41		619	1.38	(0.68)	110

$—	$4.24		22.90%		$1,339	0.88%	0.07%	88%
(0.23)	3.45	(d)	23.02	(d)	1,077	0.88	0.21	76
—	3.03	(d)	(10.88	)(d)	1,405	0.88 (f)	0.14 (f)	303

$—	$4.25		22.83%		$34,540	0.78%	0.16%	88%
(0.23)	3.46	(d)	23.38	(d)	33,050	0.78	0.41	76
(0.10)	3.03	(d)	(10.17	)(d)	51,878	0.78	(0.06)	303
(0.01)	3.49	(d)	39.90	(d)	55,460	0.78	(0.09)	133
— (c)	2.51		20.93		40,206	0.78	(0.08)	110

See accompanying Notes to Financial Statements	| June 30, 2014 |	Annual Report	111

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income		Distributions from Net Realized Capital Gains
AllianzGI Mid-Cap (cont’d)
Administrative Class
6/30/2014	$3.32	$— (c)	$0.74	$0.74	$—		$—
6/30/2013	2.92	— (c)	0.63	0.63	—		(0.23)
6/30/2012	3.37	(0.01)	(0.34)	(0.35)	—		(0.10)
6/30/2011	2.43	(0.01)	0.96	0.95	(0.01)		—
6/30/2010	2.01	(0.01)	0.43	0.42	—	(c)	—

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(c)	Less than $(0.01) per share.
(d)	Payments from Affiliates increased the net asset value and total return by less than $0.01 and 0.01%, respectively.
(e)	Less than $0.01 per share.
(f)	Annualized.

112	Annual Report	| June 30, 2014 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$4.06		22.29%		$494	1.03%	(0.09)%	88%
(0.23)	3.32	(d)	23.21	(d)	1,453	1.03	(0.06)	76
(0.10)	2.92	(d)	(10.23	)(d)	3,588	1.03	(0.32)	303
(0.01)	3.37	(d)	39.11	(d)	2,923	1.03	(0.35)	133
— (c)	2.43		20.92		74	1.03	(0.28)	110

See accompanying Notes to Financial Statements	| June 30, 2014 |	Annual Report	113

Financial Highlights (cont’d)

For a Share Outstanding for the Year ended:

	Net Asset Value, Beginning of Year	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI NFJ All-Cap Value:
Class A
6/30/2014	$12.69	$0.19	$2.84	$3.03	$(0.22)
6/30/2013	10.83	0.21	1.87	2.08	(0.22)
6/30/2012	11.16	0.19	(0.35)	(0.16)	(0.17)
6/30/2011	8.40	0.20	2.82	3.02	(0.26)
6/30/2010	6.97	0.19	1.46	1.65	(0.22)
Class B
6/30/2014	$12.40	$0.08	$2.78	$2.86	$(0.06)
6/30/2013	10.54	0.12	1.83	1.95	(0.09)
6/30/2012	10.83	0.10	(0.33)	(0.23)	(0.06)
6/30/2011	8.13	0.12	2.74	2.86	(0.16)
6/30/2010	6.75	0.12	1.42	1.54	(0.16)
Class C
6/30/2014	$12.12	$0.08	$2.71	$2.79	$(0.13)
6/30/2013	10.35	0.12	1.78	1.90	(0.13)
6/30/2012	10.68	0.11	(0.34)	(0.23)	(0.10)
6/30/2011	8.05	0.12	2.69	2.81	(0.18)
6/30/2010	6.69	0.12	1.40	1.52	(0.16)
Class D
6/30/2014	$12.86	$0.19	$2.89	$3.08	$(0.18)
6/30/2013	10.98	0.23	1.87	2.10	(0.22)
6/30/2012	11.31	0.19	(0.35)	(0.16)	(0.17)
6/30/2011	8.50	0.20	2.86	3.06	(0.25)
6/30/2010	7.05	0.19	1.48	1.67	(0.22)
Class P
6/30/2014	$12.95	$0.23	$2.89	$3.12	$(0.25)
6/30/2013	11.05	0.24	1.91	2.15	(0.25)
6/30/2012	11.40	0.23	(0.36)	(0.13)	(0.22)
6/30/2011	8.57	0.23	2.88	3.11	(0.28)
6/30/2010	7.12	0.21	1.49	1.70	(0.25)
Institutional Class
6/30/2014	$13.54	$0.26	$3.02	$3.28	$(0.27)
6/30/2013	11.55	0.26	2.00	2.26	(0.27)
6/30/2012	11.91	0.27	(0.40)	(0.13)	(0.23)
6/30/2011	8.71	0.21	2.99	3.20	— (c)
6/30/2010	7.22	0.22	1.52	1.74	(0.25)

(a)	Calculated on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles.
(c)	Less than $(0.01) per share.

114	Annual Report	| June 30, 2014 |	See accompanying Notes to Financial Statements

Net Asset Value, End of Year	Total Return (b)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$15.50	24.07%	$13,143	1.31%	1.35%	23%
12.69	19.42	11,727	1.31	1.79	38
10.83	(1.32)	12,026	1.31	1.81	36
11.16	36.26	12,477	1.32	1.99	68
8.40	23.50	7,819	1.32	2.21	17

$15.20	23.08%	$317	2.06%	0.58%	23%
12.40	18.65	460	2.06	1.03	38
10.54	(2.13)	630	2.06	1.01	36
10.83	35.34	1,249	2.07	1.23	68
8.13	22.65	1,300	2.07	1.39	17

$14.78	23.09%	$7,569	2.06%	0.59%	23%
12.12	18.54	6,533	2.06	1.04	38
10.35	(2.08)	6,347	2.06	1.06	36
10.68	35.18	6,397	2.07	1.20	68
8.05	22.64	4,559	2.07	1.41	17

$15.76	24.09%	$1,581	1.31%	1.34%	23%
12.86	19.37	1,770	1.31	1.90	38
10.98	(1.35)	1,431	1.31	1.77	36
11.31	36.35	2,339	1.32	1.99	68
8.50	23.55	1,772	1.32	2.15	17

$15.82	24.31%	$2,369	1.06%	1.61%	23%
12.95	19.74	3,273	1.06	2.04	38
11.05	(1.03)	2,760	1.06	2.09	36
11.40	36.63	1,231	1.07	2.20	68
8.57	23.71	724	1.05	2.41	17

$16.55	24.43%	$949	0.96%	1.69%	23%
13.54	19.85	514	0.96	2.11	38
11.55	(1.01)	321	0.96	2.34	36
11.91	36.74	20	0.97	2.22	68
8.71	23.93	987	0.95	2.48	17

See accompanying Notes to Financial Statements	| June 30, 2014 |	Annual Report	115

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Fund Redemption Fees (a)(b)
AllianzGI NFJ Dividend Value:
Class A
6/30/2014	$14.14	$0.29	$3.01	$3.30	$(0.32)	$—
6/30/2013	11.87	0.33	2.25	2.58	(0.31)	—
6/30/2012	12.01	0.31	(0.13)	0.18	(0.32)	—
6/30/2011	9.39	0.31	2.63	2.94	(0.32)	—
6/30/2010	8.59	0.35	0.80	1.15	(0.35)	—	(d)
Class B
6/30/2014	$14.36	$0.18	$3.04	$3.22	$(0.16)	$—
6/30/2013	11.99	0.23	2.28	2.51	(0.14)	—
6/30/2012	12.11	0.22	(0.12)	0.10	(0.22)	—
6/30/2011	9.46	0.22	2.65	2.87	(0.22)	—
6/30/2010	8.59	0.27	0.80	1.07	(0.20)	—	(d)
Class C
6/30/2014	$14.27	$0.18	$3.02	$3.20	$(0.20)	$—
6/30/2013	11.93	0.23	2.26	2.49	(0.15)	—
6/30/2012	12.05	0.22	(0.11)	0.11	(0.23)	—
6/30/2011	9.43	0.23	2.62	2.85	(0.23)	—
6/30/2010	8.57	0.27	0.80	1.07	(0.21)	—	(d)
Class D
6/30/2014	$14.22	$0.30	$3.01	$3.31	$(0.31)	$—
6/30/2013	11.91	0.33	2.26	2.59	(0.28)	—
6/30/2012	12.03	0.30	(0.12)	0.18	(0.30)	—
6/30/2011	9.41	0.32	2.62	2.94	(0.32)	—
6/30/2010	8.61	0.34	0.82	1.16	(0.36)	—	(d)
Class R
6/30/2014	$14.12	$0.26	$2.99	$3.25	$(0.28)	$—
6/30/2013	11.84	0.30	2.24	2.54	(0.26)	—
6/30/2012	11.97	0.28	(0.12)	0.16	(0.29)	—
6/30/2011	9.37	0.28	2.61	2.89	(0.29)	—
6/30/2010	8.56	0.32	0.81	1.13	(0.32)	—	(d)
Class P
6/30/2014	$14.21	$0.34	$3.01	$3.35	$(0.35)	$—
6/30/2013	11.96	0.37	2.25	2.62	(0.37)	—
6/30/2012	12.09	0.34	(0.12)	0.22	(0.35)	—
6/30/2011	9.46	0.35	2.63	2.98	(0.35)	—
6/30/2010	8.66	0.37	0.82	1.19	(0.39)	—	(d)

116	Annual Report	| June 30, 2014 |	See accompanying Notes to Financial Statements

Net Asset Value, End of Period	Total Return (c)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$17.12	23.50%	$1,913,130	1.05%	1.05%	1.89%	26%
14.14	21.88	1,683,290	1.06	1.06	2.52	32
11.87	1.67	1,657,689	1.06	1.06	2.66	42
12.01	31.56	1,744,973	1.06	1.06	2.77	38
9.39	13.14	1,544,800	1.06	1.06	3.47	34

$17.42	22.53%	$7,506	1.80%	1.80%	1.16%	26%
14.36	21.00	21,647	1.81	1.81	1.75	32
11.99	0.92	32,940	1.81	1.81	1.87	42
12.11	30.55	60,863	1.81	1.81	1.99	38
9.46	12.34	78,691	1.81	1.81	2.68	34

$17.27	22.51%	$497,725	1.80%	1.80%	1.14%	26%
14.27	20.94	449,708	1.81	1.81	1.77	32
11.93	1.03	424,818	1.81	1.81	1.90	42
12.05	30.43	489,609	1.81	1.81	2.02	38
9.43	12.35	442,239	1.81	1.81	2.70	34

$17.22	23.48%	$255,189	1.05%	1.05%	1.90%	26%
14.22	21.90	271,376	1.06	1.06	2.52	32
11.91	1.64	264,166	1.06	1.06	2.60	42
12.03	31.53	842,689	1.06	1.06	2.80	38
9.41	13.16	517,086	1.06	1.06	3.43	34

$17.09	23.16%	$272,790	1.30%	1.30%	1.65%	26%
14.12	21.56	261,167	1.31	1.31	2.27	32
11.84	1.51	232,727	1.31	1.31	2.41	42
11.97	31.09	239,509	1.31	1.31	2.52	38
9.37	12.92	199,683	1.31	1.31	3.23	34

$17.21	23.82%	$1,446,734	0.80%	0.80%	2.15%	26%
14.21	22.11	1,247,867	0.81	0.81	2.77	32
11.96	2.00	1,122,084	0.81	0.81	2.91	42
12.09	31.81	1,173,849	0.81	0.81	3.08	38
9.46	13.49	222,202	0.80	0.80	3.72	34

See accompanying Notes to Financial Statements	| June 30, 2014 |	Annual Report	117

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Fund Redemption Fees (a)(b)
AllianzGI NFJ Dividend Value (cont’d)
Institutional Class
6/30/2014	$14.20	$0.35	$3.02	$3.37	$(0.37)	$—
6/30/2013	11.96	0.38	2.25	2.63	(0.39)	—
6/30/2012	12.09	0.35	(0.12)	0.23	(0.36)	—
6/30/2011	9.46	0.35	2.64	2.99	(0.36)	—
6/30/2010	8.67	0.39	0.82	1.21	(0.42)	—	(d)
Administrative Class
6/30/2014	$14.29	$0.31	$3.04	$3.35	$(0.33)	$—
6/30/2013	12.01	0.34	2.27	2.61	(0.33)	—
6/30/2012	12.14	0.32	(0.12)	0.20	(0.33)	—
6/30/2011	9.49	0.32	2.66	2.98	(0.33)	—
6/30/2010	8.69	0.37	0.81	1.18	(0.38)	—	(d)
Class R6
12/19/2013* - 6/30/2014	$15.62	$0.19	$1.56	$1.75	$(0.18)	$—

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Redemption fees eliminated effective May 1, 2009.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(d)	Less than $0.01 per share.
(e)	Annualized.

118	Annual Report	| June 30, 2014 |	See accompanying Notes to Financial Statements

Net Asset Value, End of Period	Total Return (c)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$17.20	23.96%	$4,078,876	0.70%		0.70%		2.24%		26%
14.20	22.25	3,751,107	0.71		0.71		2.87		32
11.96	2.11	3,051,582	0.71		0.71		3.03		42
12.09	31.89	2,390,240	0.71		0.71		3.13		38
9.46	13.63	1,797,484	0.70		0.70		3.85		34

$17.31	23.64%	$871,543	0.95%		0.95%		1.99%		26%
14.29	21.96	864,167	0.96		0.96		2.61		32
12.01	1.82	959,176	0.96		0.96		2.76		42
12.14	31.67	1,132,586	0.96		0.96		2.87		38
9.49	13.34	947,218	0.95		0.95		3.62		34

$17.19	11.27%	$968	0.65	%(e)	0.65	%(e)	2.13	%(e)	26%

See accompanying Notes to Financial Statements	| June 30, 2014 |	Annual Report	119

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI NFJ International Value:
Class A
6/30/2014	$20.80	$0.46	$3.32	$3.78	$(0.41)
6/30/2013	18.80	0.44	1.84	2.28	(0.28)
6/30/2012	21.20	0.46	(2.43)	(1.97)	(0.43)
6/30/2011	16.97	0.43	4.21	4.64	(0.41)
6/30/2010	15.19	0.30	1.77	2.07	(0.29)
Class C
6/30/2014	$20.62	$0.28	$3.29	$3.57	$(0.28)
6/30/2013	18.65	0.27	1.83	2.10	(0.13)
6/30/2012	21.02	0.31	(2.39)	(2.08)	(0.29)
6/30/2011	16.83	0.27	4.18	4.45	(0.26)
6/30/2010	15.09	0.16	1.76	1.92	(0.18)
Class D
6/30/2014	$20.77	$0.43	$3.34	$3.77	$(0.40)
6/30/2013	18.78	0.45	1.82	2.27	(0.28)
6/30/2012	21.18	0.49	(2.45)	(1.96)	(0.44)
6/30/2011	16.95	0.43	4.21	4.64	(0.41)
6/30/2010	15.18	0.25	1.82	2.07	(0.30)
Class R
6/30/2014	$20.87	$0.42	$3.31	$3.73	$(0.37)
6/30/2013	18.89	0.42	1.81	2.23	(0.25)
6/30/2012	21.35	0.49	(2.51)	(2.02)	(0.44)
6/30/2011	17.11	0.44	4.19	4.63	(0.39)
11/7/2009* - 6/30/2010	17.89	0.31	(0.87)	(0.56)	(0.22)
Class P
6/30/2014	$20.88	$0.51	$3.34	$3.85	$(0.45)
6/30/2013	18.90	0.50	1.85	2.35	(0.37)
6/30/2012	21.31	0.51	(2.43)	(1.92)	(0.49)
6/30/2011	17.07	0.57	4.14	4.71	(0.47)
6/30/2010	15.32	0.37	1.77	2.14	(0.39)
Institutional Class
6/30/2014	$20.88	$0.52	$3.36	$3.88	$(0.47)
6/30/2013	18.92	0.53	1.83	2.36	(0.40)
6/30/2012	21.33	0.55	(2.45)	(1.90)	(0.51)
6/30/2011	17.08	0.52	4.21	4.73	(0.48)
6/30/2010	15.32	0.38	1.77	2.15	(0.39)
Administrative Class
6/30/2014	$20.83	$0.46	$3.36	$3.82	$(0.40)
6/30/2013	18.89	0.48	1.82	2.30	(0.36)
6/30/2012	21.32	0.50	(2.44)	(1.94)	(0.49)
6/30/2011	17.06	0.45	4.23	4.68	(0.42)
5/12/2010* - 6/30/2010	18.50	0.06	(1.31)	(1.25)	(0.19)

120	Annual Report	| June 30, 2014 |	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)(b)		Net Asset Value, End of Period	Total Return (c)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$—		$24.17	18.25%	$924,201	1.24%	1.29%	2.01%	33%
—		20.80	12.08	855,773	1.22	1.30	2.10	19
—		18.80	(9.10)	686,507	1.23	1.31	2.42	38
—		21.20	27.48	837,409	1.21	1.31	2.12	48
—	(d)	16.97	13.53	652,504	1.35	1.35	1.64	35

$—		$23.91	17.36%	$203,445	1.99%	2.04%	1.23%	33%
—		20.62	11.21	198,600	1.97	2.05	1.30	19
—		18.65	(9.76)	183,126	1.98	2.06	1.66	38
—		21.02	26.53	238,689	1.96	2.06	1.35	48
—	(d)	16.83	12.64	200,149	2.10	2.10	0.88	35

$—		$24.14	18.24%	$103,483	1.24%	1.29%	1.91%	33%
—		20.77	12.10	126,786	1.22	1.30	2.13	19
—		18.78	(9.14)	105,295	1.23	1.31	2.57	38
—		21.18	27.52	95,223	1.21	1.31	2.13	48
—	(d)	16.95	13.53	68,374	1.36	1.37	1.40	35

$—		$24.23	17.95%	$28,344	1.49%	1.54%	1.85%	33%
—		20.87	11.75	18,306	1.47	1.55	1.99	19
—		18.89	(9.30)	8,886	1.48	1.56	2.58	38
—		21.35	27.20	1,482	1.46	1.56	2.10	48
—	(d)	17.11	(3.22)	224	1.52 (e)	1.55 (e)	2.62 (e)	35

$—		$24.28	18.54%	$500,111	0.99%	1.04%	2.24%	33%
—		20.88	12.35	458,708	0.97	1.05	2.34	19
—		18.90	(8.85)	366,717	0.98	1.06	2.67	38
—		21.31	27.81	390,799	0.96	1.06	2.75	48
—	(d)	17.07	13.76	102,442	1.08	1.08	2.04	35

$—		$24.29	18.68%	$1,392,488	0.89%	0.94%	2.29%	33%
—		20.88	12.49	1,311,993	0.87	0.95	2.50	19
—		18.92	(8.78)	887,388	0.88	0.96	2.88	38
—		21.33	27.88	646,022	0.86	0.96	2.56	48
—	(d)	17.08	13.90	383,171	0.98	0.99	2.06	35

$—		$24.25	18.42%	$20,604	1.14%	1.19%	2.01%	33%
—		20.83	12.18	40,909	1.12	1.20	2.26	19
—		18.89	(8.98)	4,080	1.13	1.21	2.63	38
—		21.32	27.61	12	1.11	1.21	2.21	48
—	(d)	17.06	(6.79)	9	1.18 (e)	1.24 (e)	2.46 (e)	35

See accompanying Notes to Financial Statements	| June 30, 2014 |	Annual Report	121

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI NFJ International Value (cont’d)
Class R6
12/19/2013* - 6/30/2014	$22.59	$0.59	$1.30	$1.89	$(0.20)

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Redemption fees eliminated effective May 1, 2009.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(d)	Less than $0.01 per share.
(e)	Annualized.

122	Annual Report	| June 30, 2014 |	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)(b)	Net Asset Value, End of Period	Total Return (c)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$—	$24.28	8.38%	$1,441	0.87	%(e)	0.89	%(e)	4.65	%(e)	33%

See accompanying Notes to Financial Statements	| June 30, 2014 |	Annual Report	123

Financial Highlights (cont’d)

For a Share Outstanding for the Year ended:

	Net Asset Value, Beginning of Year	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI NFJ Large-Cap Value:
Class A
6/30/2014	$17.56	$0.32	$3.57	$3.89	$(0.32)
6/30/2013	14.56	0.32	3.03	3.35	(0.35)
6/30/2012	14.64	0.30	(0.06)	0.24	(0.32)
6/30/2011	11.62	0.28	3.03	3.31	(0.29)
6/30/2010	10.46	0.27	1.15	1.42	(0.26)
Class B
6/30/2014	$17.74	$0.18	$3.59	$3.77	$(0.15)
6/30/2013	14.60	0.20	3.05	3.25	(0.11)
6/30/2012	14.65	0.19	(0.06)	0.13	(0.18)
6/30/2011	11.60	0.17	3.04	3.21	(0.16)
6/30/2010	10.41	0.18	1.13	1.31	(0.12)
Class C
6/30/2014	$17.64	$0.18	$3.57	$3.75	$(0.17)
6/30/2013	14.53	0.20	3.04	3.24	(0.13)
6/30/2012	14.61	0.20	(0.06)	0.14	(0.22)
6/30/2011	11.59	0.18	3.02	3.20	(0.18)
6/30/2010	10.41	0.18	1.13	1.31	(0.13)
Class D
6/30/2014	$17.72	$0.32	$3.61	$3.93	$(0.32)
6/30/2013	14.58	0.32	3.04	3.36	(0.22)
6/30/2012	14.60	0.30	(0.06)	0.24	(0.26)
6/30/2011	11.59	0.28	3.02	3.30	(0.29)
6/30/2010	10.47	0.28	1.14	1.42	(0.30)
Class R
6/30/2014	$17.67	$0.27	$3.60	$3.87	$(0.28)
6/30/2013	14.63	0.28	3.04	3.32	(0.28)
6/30/2012	14.71	0.27	(0.06)	0.21	(0.29)
6/30/2011	11.67	0.25	3.04	3.29	(0.25)
6/30/2010	10.48	0.24	1.16	1.40	(0.21)
Class P
6/30/2014	$17.80	$0.37	$3.62	$3.99	$(0.37)
6/30/2013	14.78	0.37	3.07	3.44	(0.42)
6/30/2012	14.86	0.34	(0.06)	0.28	(0.36)
6/30/2011	11.79	0.32	3.07	3.39	(0.32)
6/30/2010	10.63	0.31	1.16	1.47	(0.31)
Institutional Class
6/30/2014	$17.56	$0.39	$3.57	$3.96	$(0.39)
6/30/2013	14.60	0.38	3.02	3.40	(0.44)
6/30/2012	14.68	0.35	(0.05)	0.30	(0.38)
6/30/2011	11.65	0.33	3.04	3.37	(0.34)
6/30/2010	10.51	0.32	1.16	1.48	(0.34)

124	Annual Report	| June 30, 2014 |	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)(b)		Net Asset Value, End of Year	Total Return (c)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$—		$21.13	22.30%	$172,182	1.11%	1.65%	22%
—		17.56	23.21	164,174	1.11	2.00	23
—		14.56	1.83	164,440	1.11	2.17	27
—		14.64	28.69	208,662	1.11	2.07	19
—	(d)	11.62	13.37	220,368	1.11	2.23	26

$—		$21.36	21.31%	$2,403	1.86%	0.90%	22%
—		17.74	22.32	4,010	1.86	1.23	23
—		14.60	1.02	8,692	1.86	1.41	27
—		14.65	27.81	30,370	1.86	1.30	19
—	(d)	11.60	12.50	50,717	1.86	1.47	26

$—		$21.22	21.35%	$103,838	1.86%	0.90%	22%
—		17.64	22.35	97,106	1.86	1.25	23
—		14.53	1.06	102,906	1.86	1.42	27
—		14.61	27.74	125,271	1.86	1.31	19
—	(d)	11.59	12.48	120,375	1.86	1.48	26

$—		$21.33	22.31%	$39,787	1.11%	1.65%	22%
—		17.72	23.15	38,880	1.11	2.00	23
—		14.58	1.83	39,922	1.11	2.18	27
—		14.60	28.72	682,474	1.11	2.07	19
—	(d)	11.59	13.34	481,535	1.11	2.26	26

$—		$21.26	22.00%	$11,546	1.36%	1.40%	22%
—		17.67	22.86	8,507	1.36	1.76	23
—		14.63	1.55	9,694	1.36	1.91	27
—		14.71	28.41	11,483	1.36	1.81	19
—	(d)	11.67	13.17	10,627	1.36	1.99	26

$—		$21.42	22.57%	$12,148	0.86%	1.90%	22%
—		17.80	23.51	10,265	0.86	2.25	23
—		14.78	2.09	10,786	0.86	2.42	27
—		14.86	29.03	8,437	0.86	2.32	19
—	(d)	11.79	13.66	9,334	0.84	2.49	26

$—		$21.13	22.73%	$431,318	0.76%	2.00%	22%
—		17.56	23.58	366,609	0.76	2.35	23
—		14.60	2.23	316,694	0.76	2.47	27
—		14.68	29.18	174,202	0.76	2.41	19
—	(d)	11.65	13.86	185,043	0.74	2.60	26

See accompanying Notes to Financial Statements	| June 30, 2014 |	Annual Report	125

Financial Highlights (cont’d)

For a Share Outstanding for the Year ended:

	Net Asset Value, Beginning of Year	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI NFJ Large-Cap Value (cont’d)
Administrative Class
6/30/2014	$17.67	$0.34	$3.59	$3.93	$(0.34)
6/30/2013	14.66	0.34	3.05	3.39	(0.38)
6/30/2012	14.71	0.31	(0.06)	0.25	(0.30)
6/30/2011	11.67	0.30	3.04	3.34	(0.30)
6/30/2010	10.50	0.28	1.15	1.43	(0.26)

(a)	Calculated on average shares outstanding during the year.
(b)	Redemption fees eliminated effective May 1, 2009.
(c)	Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Less than $0.01 per share.

126	Annual Report	| June 30, 2014 |	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)(b)		Net Asset Value, End of Year	Total Return (c)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$—		$21.26	22.38%	$6,391	1.01%	1.76%	22%
—		17.67	23.28	6,830	1.01	2.10	23
—		14.66	1.95	6,807	1.01	2.18	27
—		14.71	28.88	19,590	1.01	2.16	19
—	(d)	11.67	13.46	13,382	0.98	2.33	26

See accompanying Notes to Financial Statements	| June 30, 2014 |	Annual Report	127

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI NFJ Mid-Cap Value:
Class A
6/30/2014	$20.33	$0.29	$5.10	$5.39	$(0.20)
6/30/2013	16.85	0.27	3.56	3.83	(0.35)
6/30/2012	17.73	0.21	(0.90)	(0.69)	(0.19)
6/30/2011	13.49	0.21	4.24	4.45	(0.21)
6/30/2010	11.22	0.27	2.20	2.47	(0.20)
Class B
6/30/2014	$18.10	$0.09	$4.56	$4.65	$(0.01)
6/30/2013	14.83	0.10	3.17	3.27	— (e)
6/30/2012	15.55	0.06	(0.78)	(0.72)	— (e)
6/30/2011	11.78	0.07	3.72	3.79	(0.02)
6/30/2010	9.83	0.15	1.92	2.07	(0.12)
Class C
6/30/2014	$17.30	$0.10	$4.34	$4.44	$(0.08)
6/30/2013	14.40	0.11	3.04	3.15	(0.25)
6/30/2012	15.19	0.07	(0.77)	(0.70)	(0.09)
6/30/2011	11.58	0.07	3.65	3.72	(0.11)
6/30/2010	9.67	0.14	1.89	2.03	(0.12)
Class D
6/30/2014	$20.57	$0.30	$5.15	$5.45	$(0.20)
6/30/2013	17.02	0.27	3.61	3.88	(0.33)
6/30/2012	17.86	0.20	(0.90)	(0.70)	(0.14)
6/30/2011	13.60	0.22	4.27	4.49	(0.23)
6/30/2010	11.30	0.27	2.22	2.49	(0.19)
Class R
6/30/2014	$17.95	$0.21	$4.49	$4.70	$(0.17)
6/30/2013	14.93	0.20	3.14	3.34	(0.32)
6/30/2012	15.75	0.15	(0.80)	(0.65)	(0.17)
6/30/2011	12.00	0.15	3.77	3.92	(0.17)
6/30/2010	10.00	0.21	1.96	2.17	(0.17)
Class P
6/30/2014	$17.23	$0.29	$4.32	$4.61	$(0.27)
6/30/2013	14.38	0.26	3.04	3.30	(0.45)
6/30/2012	15.23	0.24	(0.79)	(0.55)	(0.30)
2/28/2011* - 6/30/2011	14.98	0.08	0.17	0.25	—
Institutional Class
6/30/2014	$21.49	$0.41	$5.38	$5.79	$(0.29)
6/30/2013	17.80	0.36	3.76	4.12	(0.43)
6/30/2012	18.72	0.32	(0.99)	(0.67)	(0.25)
6/30/2011	14.19	0.28	4.47	4.75	(0.22)
6/30/2010	11.78	0.34	2.30	2.64	(0.23)

128	Annual Report	| June 30, 2014 |	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)(b)		Net Asset Value, End of Period	Total Return (c)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$—		$25.52	26.63%	$459,875	1.26%	1.28%	40%
—		20.33	22.94	409,581	1.26	1.46	28
—		16.85	(3.83)	397,102	1.26	1.25	27
—		17.73	33.15	467,858	1.26	1.27	55
—	(d)	13.49	21.95	399,876	1.26	1.99	24

$—		$22.74	25.67%	$3,366	2.01%	0.45%	40%
—		18.10	22.05	4,824	2.01	0.59	28
—		14.83	(4.63)	12,728	2.01	0.38	27
—		15.55	32.19	53,608	2.01	0.52	55
—	(d)	11.78	21.01	67,547	2.01	1.28	24

$—		$21.66	25.72%	$217,181	2.01%	0.53%	40%
—		17.30	22.02	194,591	2.01	0.71	28
—		14.40	(4.60)	188,453	2.01	0.50	27
—		15.19	32.19	232,335	2.01	0.52	55
—	(d)	11.58	21.02	209,921	2.01	1.25	24

$—		$25.82	26.60%	$11,794	1.26%	1.27%	40%
—		20.57	22.98	10,958	1.26	1.44	28
—		17.02	(3.89)	12,397	1.26	1.16	27
—		17.86	33.15	38,286	1.26	1.29	55
—	(d)	13.60	22.01	7,821	1.26	2.01	24

$—		$22.48	26.29%	$14,103	1.51%	1.01%	40%
—		17.95	22.59	12,738	1.51	1.21	28
—		14.93	(4.08)	12,287	1.51	0.99	27
—		15.75	32.82	15,530	1.51	1.02	55
—	(d)	12.00	21.73	13,304	1.51	1.75	24

$—		$21.57	26.92%	$6,687	1.01%	1.50%	40%
—		17.23	23.28	6,707	1.01	1.64	28
—		14.38	(3.53)	3,276	1.01	1.68	27
—		15.23	1.67	75	1.00 (f)	1.63 (f)	55

$—		$26.99	27.09%	$89,928	0.91%	1.66%	40%
—		21.49	23.39	66,059	0.91	1.84	28
—		17.80	(3.51)	50,843	0.91	1.80	27
—		18.72	33.61	24,763	0.91	1.64	55
—	(d)	14.19	22.40	16,402	0.90	2.39	24

See accompanying Notes to Financial Statements	| June 30, 2014 |	Annual Report	129

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI NFJ Mid-Cap Value (cont’d)
Administrative Class
6/30/2014	$20.89	$0.32	$5.25	$5.57	$(0.23)
6/30/2013	17.30	0.30	3.65	3.95	(0.36)
6/30/2012	18.19	0.23	(0.93)	(0.70)	(0.19)
6/30/2011	13.82	0.23	4.35	4.58	(0.21)
6/30/2010	11.50	0.30	2.24	2.54	(0.22)

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Redemption fees eliminated effective May 1, 2009.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(d)	Less than $0.01 per share.
(e)	Less than $(0.01) per share.
(f)	Annualized.

130	Annual Report	| June 30, 2014 |	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)(b)		Net Asset Value, End of Period	Total Return (c)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$—		$26.23	26.77%	$4,961	1.16%	1.36%	40%
—		20.89	23.07	4,737	1.16	1.56	28
—		17.30	(3.77)	4,630	1.16	1.32	27
—		18.19	33.28	6,683	1.16	1.39	55
—	(d)	13.82	22.10	7,726	1.15	2.17	24

See accompanying Notes to Financial Statements	| June 30, 2014 |	Annual Report	131

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ Small-Cap Value:
Class A
6/30/2014	$31.96	$0.39	$6.96	$7.35	$(0.35)	$(3.72)
6/30/2013	28.25	0.53	5.41	5.94	(0.38)	(1.85)
6/30/2012	30.67	0.39	(1.52)	(1.13)	(0.44)	(0.85)
6/30/2011	23.52	0.32	7.25	7.57	(0.42)	—
6/30/2010	19.25	0.45	4.26	4.71	(0.44)	—
Class B
6/30/2014	$31.07	$0.13	$6.76	$6.89	$(0.09)	$(3.72)
6/30/2013	27.46	0.30	5.25	5.55	(0.09)	(1.85)
6/30/2012	29.60	0.17	(1.46)	(1.29)	— (f)	(0.85)
6/30/2011	22.59	0.14	6.94	7.08	(0.07)	—
6/30/2010	18.50	0.27	4.09	4.36	(0.27)	—
Class C
6/30/2014	$30.40	$0.13	$6.59	$6.72	$(0.13)	$(3.72)
6/30/2013	26.97	0.29	5.16	5.45	(0.17)	(1.85)
6/30/2012	29.32	0.16	(1.44)	(1.28)	(0.22)	(0.85)
6/30/2011	22.50	0.11	6.93	7.04	(0.22)	—
6/30/2010	18.44	0.27	4.08	4.35	(0.29)	—
Class D
6/30/2014	$32.86	$0.40	$7.17	$7.57	$(0.34)	$(3.72)
6/30/2013	28.98	0.55	5.55	6.10	(0.37)	(1.85)
6/30/2012	31.42	0.40	(1.56)	(1.16)	(0.43)	(0.85)
6/30/2011	24.06	0.33	7.43	7.76	(0.40)	—
6/30/2010	19.68	0.47	4.34	4.81	(0.43)	—
Class R
6/30/2014	$32.87	$0.31	$7.17	$7.48	$(0.26)	$(3.72)
6/30/2013	28.96	0.47	5.56	6.03	(0.27)	(1.85)
6/30/2012	31.40	0.32	(1.55)	(1.23)	(0.36)	(0.85)
6/30/2011	24.07	0.26	7.42	7.68	(0.35)	—
6/30/2010	19.57	0.40	4.33	4.73	(0.23)	—
Class P
6/30/2014	$33.59	$0.48	$7.37	$7.85	$(0.36)	$(3.72)
6/30/2013	29.59	0.64	5.67	6.31	(0.46)	(1.85)
6/30/2012	32.06	0.47	(1.56)	(1.09)	(0.53)	(0.85)
6/30/2011	24.54	0.39	7.59	7.98	(0.46)	—
6/30/2010	20.08	0.54	4.44	4.98	(0.52)	—
Institutional Class
6/30/2014	$33.73	$0.56	$7.36	$7.92	$(0.47)	$(3.72)
6/30/2013	29.70	0.69	5.70	6.39	(0.51)	(1.85)
6/30/2012	32.17	0.52	(1.58)	(1.06)	(0.56)	(0.85)
6/30/2011	24.63	0.45	7.60	8.05	(0.51)	—
6/30/2010	20.13	0.57	4.45	5.02	(0.52)	—

132	Annual Report	| June 30, 2014 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)(b)		Net Asset Value, End of Period		Total Return (c)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(4.07)	$—		$35.24		24.36%		$2,250,556	1.17%	1.21%	1.15%	29%
(2.23)	—		31.96		22.10		2,139,306	1.18	1.18	1.77	31
(1.29)	—		28.25	(d)	(3.48	)(d)	2,069,509	1.18	1.18	1.35	26
(0.42)	—		30.67		32.33		2,560,148	1.18	1.18	1.14	26
(0.44)	—	(e)	23.52		24.53		2,048,233	1.20	1.20	1.94	21

$(3.81)	$—		$34.15		23.45%		$8,849	1.92%	1.96%	0.39%	29%
(1.94)	—		31.07		21.20		10,026	1.93	1.93	1.02	31
(0.85)	—		27.46	(d)	(4.21	)(d)	12,678	1.93	1.93	0.60	26
(0.07)	—		29.60		31.36		38,545	1.93	1.93	0.54	26
(0.27)	—	(e)	22.59		23.59		78,482	1.95	1.95	1.22	21

$(3.85)	$—		$33.27		23.43%		$342,352	1.92%	1.96%	0.40%	29%
(2.02)	—		30.40		21.25		326,520	1.93	1.93	1.02	31
(1.07)	—		26.97	(d)	(4.22	)(d)	329,937	1.93	1.93	0.60	26
(0.22)	—		29.32		31.36		410,818	1.93	1.93	0.42	26
(0.29)	—	(e)	22.50		23.63		378,443	1.95	1.95	1.20	21

$(4.06)	$—		$36.37		24.37%		$121,356	1.17%	1.21%	1.15%	29%
(2.22)	—		32.86		22.14		118,418	1.18	1.18	1.77	31
(1.28)	—		28.98	(d)	(3.52	)(d)	119,903	1.18	1.18	1.35	26
(0.40)	—		31.42		32.33		150,210	1.18	1.18	1.16	26
(0.43)	—	(e)	24.06		24.57		131,235	1.20	1.20	2.00	21

$(3.98)	$—		$36.37		24.06%		$131,571	1.42%	1.46%	0.90%	29%
(2.12)	—		32.87		21.82		132,478	1.43	1.43	1.50	31
(1.21)	—		28.96	(d)	(3.73	)(d)	143,337	1.43	1.43	1.10	26
(0.35)	—		31.40		32.05		175,290	1.43	1.43	0.89	26
(0.23)	—	(e)	24.07		24.23		137,095	1.45	1.45	1.69	21

$(4.08)	$—		$37.36		24.68%		$93,195	0.92%	0.96%	1.34%	29%
(2.31)	—		33.59		22.43		125,247	0.93	0.93	2.03	31
(1.38)	—		29.59	(d)	(3.23	)(d)	117,040	0.93	0.93	1.58	26
(0.46)	—		32.06		32.64		82,009	0.93	0.93	1.32	26
(0.52)	—	(e)	24.54		24.94		52,661	0.94	0.94	2.24	21

$(4.19)	$—		$37.46		24.85%		$3,749,112	0.77%	0.86%	1.55%	29%
(2.36)	—		33.73		22.63		3,537,603	0.78	0.83	2.17	31
(1.41)	—		29.70	(d)	(3.11	)(d)	2,769,904	0.78	0.83	1.74	26
(0.51)	—		32.17		32.88		2,876,467	0.78	0.83	1.53	26
(0.52)	—	(e)	24.63		25.03		2,090,160	0.80	0.83	2.34	21

See accompanying Notes to Financial Statements	| June 30, 2014 |	Annual Report	133

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ Small-Cap Value (cont’d)
Administrative Class
6/30/2014	$31.92	$0.44	$6.95	$7.39	$(0.40)	$(3.72)
6/30/2013	28.23	0.58	5.39	5.97	(0.43)	(1.85)
6/30/2012	30.65	0.43	(1.52)	(1.09)	(0.48)	(0.85)
6/30/2011	23.50	0.36	7.25	7.61	(0.46)	—
6/30/2010	19.24	0.49	4.25	4.74	(0.48)	—
Class R6
12/19/2013* - 6/30/2014	$34.19	$0.29	$2.99	$3.28	$—	$—

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Redemption fees eliminated effective May 1, 2009.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(d)	Payments from Affiliates increased the net asset value and total return by less than $0.01 and 0.00%, respectively.
(e)	Less than $0.01 per share.
(f)	Less than $(0.01) per share.
(g)	Annualized.

134	Annual Report	| June 30, 2014 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)(b)		Net Asset Value, End of Period		Total Return (c)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(4.12)	$—		$35.19		24.55%		$1,220,261	1.02%		1.11%		1.30%		29%
(2.28)	—		31.92		22.30		1,209,716	1.03		1.08		1.92		31
(1.33)	—		28.23(d	)	(3.36	)(d)	1,266,720	1.03		1.08		1.50		26
(0.46)	—		30.65		32.54		1,577,240	1.03		1.08		1.27		26
(0.48)	—	(e)	23.50		24.75		1,069,772	1.05		1.08		2.09		21

$—	$—		$37.47		9.59%		$27,994	0.72	%(g)	0.81	%(g)	1.49	%(g)	29%

See accompanying Notes to Financial Statements	| June 30, 2014 |	Annual Report	135

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains
AllianzGI Opportunity:
Class A
6/30/2014	$26.00	$0.10	$5.91	$6.01	$(1.52)
6/30/2013	24.38	(0.21)	2.57	2.36	(0.74)
6/30/2012	29.61	(0.30)	(4.26)	(4.56)	(0.67)
6/30/2011	22.12	(0.28)	7.77	7.49	—
6/30/2010	18.85	(0.20)	3.47	3.27	—
Class B
6/30/2014	$18.35	$(0.08)	$4.14	$4.06	$(1.52)
6/30/2013	17.56	(0.29)	1.82	1.53	(0.74)
6/30/2012	21.71	(0.35)	(3.13)	(3.48)	(0.67)
6/30/2011	16.35	(0.35)	5.71	5.36	—
6/30/2010	14.04	(0.27)	2.58	2.31	—
Class C
6/30/2014	$18.34	$(0.09)	$4.15	$4.06	$(1.52)
6/30/2013	17.55	(0.28)	1.81	1.53	(0.74)
6/30/2012	21.71	(0.35)	(3.14)	(3.49)	(0.67)
6/30/2011	16.34	(0.36)	5.73	5.37	—
6/30/2010	14.03	(0.28)	2.59	2.31	—
Class D
6/30/2014	$19.36	$0.08	$4.37	$4.45	$(1.52)
6/30/2013	18.34	(0.15)	1.91	1.76	(0.74)
6/30/2012	22.48	(0.23)	(3.24)	(3.47)	(0.67)
6/30/2011	16.79	(0.22)	5.91	5.69	—
6/30/2010	14.32	(0.15)	2.62	2.47	—
Class R
6/30/2014	$18.70	$0.08	$4.15	$4.23	$(1.52)
6/30/2013	17.78	(0.21)	1.87	1.66	(0.74)
6/30/2012	21.87	(0.26)	(3.16)	(3.42)	(0.67)
6/30/2011	16.39	(0.24)	5.72	5.48	—
11/2/2009* - 6/30/2010	14.80	(0.14)	1.73	1.59	—
Class P
6/30/2014	$19.37	$0.13	$4.38	$4.51	$(1.52)
6/30/2013	18.31	(0.12)	1.92	1.80	(0.74)
6/30/2012	22.38	(0.18)	(3.22)	(3.40)	(0.67)
6/30/2011	16.69	(0.17)	5.86	5.69	—
6/30/2010	14.18	(0.11)	2.62	2.51	—

136	Annual Report	| June 30, 2014 |	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)(b)		Net Asset Value, End of Period	Total Return (c)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$—		$30.49	23.37%	$44,437	1.26%	1.31%	0.33%		181%
—		26.00	10.05	43,572	1.29	1.32	(0.86)		191
—		24.38	(15.21)	54,698	1.31	1.31	(1.18)		130
—		29.61	33.86	77,183	1.31	1.31	(1.08)		112
—	(d)	22.12	17.35	74,413	1.31	1.31	(0.90)		129

$—		$20.89	22.44%	$353	2.01%	2.06%	(0.40)%		181%
—		18.35	9.20	494	2.04	2.07	(1.67)		191
—		17.56	(15.78)	1,125	2.06	2.06	(1.93)		130
—		21.71	32.78	3,345	2.06	2.06	(1.82)		112
—	(d)	16.35	16.45	4,842	2.06	2.06	(1.66)		129

$—		$20.88	22.45%	$51,328	2.01%	2.06%	(0.42)%		181%
—		18.34	9.21	49,022	2.04	2.07	(1.60)		191
—		17.55	(15.83)	56,119	2.06	2.06	(1.93)		130
—		21.71	32.86	79,572	2.06	2.06	(1.82)		112
—	(d)	16.34	16.46	67,482	2.06	2.06	(1.66)		129

$—		$22.29	23.32%	$598	1.26%	1.31%	0.36%		181%
—		19.36	10.09	621	1.29	1.32	(0.80)		191
—		18.34	(15.18)	667	1.31	1.31	(1.18)		130
—		22.48	33.89	2,758	1.31	1.31	(1.06)		112
—	(d)	16.79	17.25	998	1.31	1.31	(0.89)		129

$—		$21.41	22.95%	$66	1.51%	1.56%	0.37%		181%
—		18.70	9.83	55	1.54	1.57	(1.18)		191
—		17.78	(15.38)	161	1.56	1.56	(1.43)		130
—		21.87	33.44	199	1.56	1.56	(1.16)		112
—		16.39	10.74	20	1.56 (e)	1.56 (e)	(1.21	)(e)	129

$—		$22.36	23.62%	$816	1.01%	1.06%	0.59%		181%
—		19.37	10.33	873	1.04	1.07	(0.65)		191
—		18.31	(14.93)	1,466	1.06	1.06	(0.93)		130
—		22.38	34.09	2,672	1.06	1.06	(0.83)		112
—	(d)	16.69	17.70	2,627	1.05	1.05	(0.63)		129

See accompanying Notes to Financial Statements	| June 30, 2014 |	Annual Report	137

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains
AllianzGI Opportunity (cont’d)
Institutional Class
6/30/2014	$22.13	$0.15	$5.04	$5.19	$(1.52)
6/30/2013	20.79	(0.13)	2.21	2.08	(0.74)
6/30/2012	25.28	(0.18)	(3.64)	(3.82)	(0.67)
6/30/2011	18.83	(0.16)	6.61	6.45	—
6/30/2010	15.99	(0.11)	2.95	2.84	—
Administrative Class
6/30/2014	$21.34	$0.16	$4.78	$4.94	$(1.52)
6/30/2013	20.13	(0.16)	2.11	1.95	(0.74)
6/30/2012	24.57	(0.22)	(3.55)	(3.77)	(0.67)
6/30/2011	18.34	(0.21)	6.44	6.23	—
6/30/2010	15.61	(0.15)	2.88	2.73	—

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Redemption fees eliminated effective May 1, 2009.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(d)	Less than $0.01 per share.
(e)	Annualized.

138	Annual Report	| June 30, 2014 |	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)(b)		Net Asset Value, End of Period	Total Return (c)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$—		$25.80	23.76%	$8,399	0.91%	0.96%	0.62%	181%
—		22.13	10.44	12,245	0.94	0.97	(0.60)	191
—		20.79	(14.88)	51,981	0.96	0.96	(0.83)	130
—		25.28	34.25	138,162	0.96	0.96	(0.72)	112
—	(d)	18.83	17.76	115,280	0.95	0.95	(0.56)	129

$—		$24.76	23.45%	$139	1.16%	1.21%	0.65%	181%
—		21.34	10.13	188	1.19	1.22	(0.79)	191
—		20.13	(15.11)	285	1.21	1.21	(1.07)	130
—		24.57	33.97	2,838	1.21	1.21	(0.97)	112
—	(d)	18.34	17.49	2,036	1.21	1.21	(0.77)	129

See accompanying Notes to Financial Statements	| June 30, 2014 |	Annual Report	139

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Small-Cap Blend:
Class A
7/1/2013* - 6/30/2014	$15.00	$0.08	$3.38	$3.46	$(0.06)	$(0.12)
Class C
7/1/2013* - 6/30/2014	$15.00	$(0.07)	$3.40	$3.33	$(0.05)	$(0.12)
Class D
7/1/2013* - 6/30/2014	$15.00	$0.05	$3.42	$3.47	$(0.04)	$(0.12)
Class P
7/1/2013* - 6/30/2014	$15.00	$0.10	$3.41	$3.51	$(0.06)	$(0.12)
Institutional Class
7/1/2013* - 6/30/2014	$15.00	$0.11	$3.42	$3.53	$(0.07)	$(0.12)

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(c)	Annualized.

140	Annual Report	| June 30, 2014 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.18)	$18.28	23.15%	$103	1.31	%(c)	3.19	%(c)	0.46	%(c)	119%

$(0.17)	$18.16	22.28%	$39	2.06	%(c)	3.99	%(c)	(0.38	)%(c)	119%

$(0.16)	$18.31	23.16%	$25	1.31	%(c)	3.44	%(c)	0.30	%(c)	119%

$(0.18)	$18.33	23.43%	$13	1.06	%(c)	3.40	%(c)	0.56	%(c)	119%

$(0.19)	$18.34	23.56%	$6,277	0.96	%(c)	3.30	%(c)	0.66	%(c)	119%

See accompanying Notes to Financial Statements	| June 30, 2014 |	Annual Report	141

Financial Highlights (cont’d)

For a Share Outstanding for the Year ended:

	Net Asset Value, Beginning of Year	Net Investment Loss (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains
AllianzGI Technology:
Class A
6/30/2014	$50.70	$(0.54)	$17.81	$17.27	$(4.48)
6/30/2013	45.66	(0.30)	8.11	7.81	(2.77)
6/30/2012	50.94	(0.42)	(4.86)	(5.28)	—
6/30/2011	35.09	(0.61)	16.46	15.85	—
6/30/2010	28.95	(0.43)	6.57	6.14	—
Class B
6/30/2014	$45.84	$(0.88)	$16.00	$15.12	$(4.48)
6/30/2013	41.84	(0.58)	7.35	6.77	(2.77)
6/30/2012	47.03	(0.70)	(4.49)	(5.19)	—
6/30/2011	32.65	(0.87)	15.25	14.38	—
6/30/2010	27.13	(0.65)	6.17	5.52	—
Class C
6/30/2014	$45.82	$(0.88)	$16.00	$15.12	$(4.48)
6/30/2013	41.83	(0.59)	7.35	6.76	(2.77)
6/30/2012	47.01	(0.70)	(4.48)	(5.18)	—
6/30/2011	32.63	(0.89)	15.27	14.38	—
6/30/2010	27.12	(0.65)	6.16	5.51	—
Class D
6/30/2014	$50.10	$(0.54)	$17.61	$17.07	$(4.48)
6/30/2013	45.16	(0.30)	8.01	7.71	(2.77)
6/30/2012	50.38	(0.42)	(4.80)	(5.22)	—
6/30/2011	34.71	(0.60)	16.27	15.67	—
6/30/2010	28.63	(0.44)	6.52	6.08	—
Class P
6/30/2014	$52.97	$(0.42)	$18.67	$18.25	$(4.48)
6/30/2013	47.48	(0.18)	8.44	8.26	(2.77)
6/30/2012	52.83	(0.31)	(5.04)	(5.35)	—
6/30/2011	36.32	(0.51)	17.02	16.51	—
6/30/2010	29.89	(0.40)	6.83	6.43	—
Institutional Class
6/30/2014	$53.27	$(0.36)	$18.78	$18.42	$(4.48)
6/30/2013	47.68	(0.14)	8.50	8.36	(2.77)
6/30/2012	53.01	(0.27)	(5.06)	(5.33)	—
6/30/2011	36.39	(0.47)	17.09	16.62	—
6/30/2010	29.91	(0.33)	6.81	6.48	—
Administrative Class
6/30/2014	$52.06	$(0.50)	$18.32	$17.82	$(4.48)
6/30/2013	46.77	(0.25)	8.31	8.06	(2.77)
6/30/2012	52.13	(0.38)	(4.98)	(5.36)	—
6/30/2011	35.88	(0.58)	16.83	16.25	—
6/30/2010	29.56	(0.41)	6.73	6.32	—

(a)	Calculated on average shares outstanding during the year.
(b)	Redemption fees eliminated effective May 1, 2009.
(c)	Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Payments from Affiliates increased the net asset value and total return by less than $0.01 and 0.01%, respectively.
(e)	Less than $0.01 per share.

142	Annual Report	| June 30, 2014 |	See accompanying Notes to Financial Statements

Fund Redemption Fees (a)(b)		Net Asset Value, End of Year		Total Return (c)		Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$—		$63.49		35.10%		$330,421	1.59%	(0.92)%	152%
—		50.70		17.95		259,132	1.57	(0.63)	161
—		45.66		(10.37)		258,603	1.58	(0.91)	176
—		50.94	(d)	45.17	(d)	358,971	1.60	(1.31)	171
—	(e)	35.09	(d)	21.17	(d)	265,428	1.65	(1.26)	199

$—		$56.48		34.06%		$2,009	2.34%	(1.67)%	152%
—		45.84		17.10		2,666	2.32	(1.36)	161
—		41.84		(11.04)		4,824	2.33	(1.66)	176
—		47.03	(d)	44.04	(d)	11,686	2.35	(2.07)	171
—	(e)	32.65	(d)	20.27	(d)	13,773	2.40	(2.02)	199

$—		$56.46		34.08%		$127,243	2.34%	(1.67)%	152%
—		45.82		17.08		104,421	2.32	(1.37)	161
—		41.83		(11.02)		108,200	2.33	(1.66)	176
—		47.01	(d)	44.07	(d)	140,676	2.35	(2.07)	171
—	(e)	32.63	(d)	20.28	(d)	106,113	2.40	(2.02)	199

$—		$62.69		35.09%		$171,101	1.59%	(0.92)%	152%
—		50.10		17.95		154,286	1.57	(0.64)	161
—		45.16		(10.36)		132,654	1.58	(0.92)	176
—		50.38	(d)	45.15	(d)	186,348	1.60	(1.32)	171
—	(e)	34.71	(d)	21.20	(d)	150,734	1.65	(1.27)	199

$—		$66.74		35.43%		$45,425	1.34%	(0.67)%	152%
—		52.97		18.24		33,833	1.32	(0.38)	161
—		47.48		(10.13)		36,159	1.33	(0.66)	176
—		52.83	(d)	45.46	(d)	59,233	1.35	(1.02)	171
—	(e)	36.32	(d)	21.48	(d)	16,111	1.38	(1.09)	199

$—		$67.21		35.56%		$544,216	1.24%	(0.57)%	152%
—		53.27		18.38		399,840	1.22	(0.28)	161
—		47.68		(10.05)		377,526	1.23	(0.56)	176
—		53.01	(d)	45.67	(d)	443,233	1.25	(0.97)	171
—	(e)	36.39	(d)	21.63	(d)	331,567	1.28	(0.92)	199

$—		$65.40		35.25%		$65,147	1.49%	(0.82)%	152%
—		52.06		18.06		49,124	1.47	(0.53)	161
—		46.77		(10.28)		48,897	1.48	(0.81)	176
—		52.13	(d)	45.29	(d)	71,805	1.50	(1.21)	171
—	(e)	35.88	(d)	21.34	(d)	40,594	1.54	(1.17)	199

See accompanying Notes to Financial Statements	| June 30, 2014 |	Annual Report	143

Financial Highlights (cont’d)

For a Share Outstanding for the Year ended:

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Change in Unrealized Gain	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI U.S. Managed Volatility:
Class A
6/30/2014	$13.39	$0.22	$1.84	$2.06	$(0.19)	$(0.22)
6/30/2013	13.62	0.33	1.22	1.55	(0.33)	(1.45)
6/30/2012	14.32	0.20	0.34	0.54	(0.05)	(1.19)
6/30/2011	11.06	0.08	3.26	3.34	(0.08)	—
6/30/2010	10.02	0.04	1.05	1.09	(0.05)	—
Class B
6/30/2014	$12.39	$0.08	$1.72	$1.80	$— (c)	$(0.22)
6/30/2013	12.69	0.23	1.11	1.34	(0.19)	(1.45)
6/30/2012	13.48	0.09	0.31	0.40	— (c)	(1.19)
6/30/2011	10.42	(0.01)	3.07	3.06	— (c)	—
6/30/2010	9.48	(0.04)	0.98	0.94	— (c)	—
Class C
6/30/2014	$12.38	$0.10	$1.70	$1.80	$(0.06)	$(0.22)
6/30/2013	12.70	0.23	1.11	1.34	(0.21)	(1.45)
6/30/2012	13.49	0.10	0.30	0.40	— (c)	(1.19)
6/30/2011	10.43	(0.01)	3.07	3.06	— (c)	—
6/30/2010	9.48	(0.04)	0.99	0.95	— (c)	—
Class D
6/30/2014	$13.37	$0.21	$1.85	$2.06	$(0.12)	$(0.22)
6/30/2013	13.59	0.32	1.22	1.54	(0.31)	(1.45)
6/30/2012	14.32	0.22	0.31	0.53	(0.07)	(1.19)
6/30/2011	11.06	0.09	3.26	3.35	(0.09)	—
6/30/2010	10.02	0.04	1.06	1.10	(0.06)	—
Class P
6/30/2014	$13.79	$0.23	$1.93	$2.16	$(0.17)	$(0.22)
6/30/2013	13.98	0.38	1.24	1.62	(0.36)	(1.45)
6/30/2012	14.70	0.25	0.33	0.58	(0.11)	(1.19)
6/30/2011	11.35	0.12	3.35	3.47	(0.12)	—
6/30/2010	10.28	0.07	1.09	1.16	(0.09)	—
Institutional Class
6/30/2014	$13.86	$0.28	$1.89	$2.17	$(0.21)	$(0.22)
6/30/2013	14.04	0.35	1.29	1.64	(0.37)	(1.45)
6/30/2012	14.73	0.25	0.35	0.60	(0.10)	(1.19)
6/30/2011	11.36	0.16	3.34	3.50	(0.13)	—
6/30/2010	10.29	0.08	1.08	1.16	(0.09)	—

(a)	Calculated on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles.
(c)	Less than $(0.01) per share.

144	Annual Report	| June 30, 2014 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Year	Total Return (b)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.41)	$15.04	15.62%	$15,055	0.96%	1.58%	122%
(1.78)	13.39	13.02	8,183	0.96	2.51	86
(1.24)	13.62	4.63	6,412	1.08	1.52	199
(0.08)	14.32	30.27	7,838	1.17	0.62	138
(0.05)	11.06	10.85	6,156	1.17	0.35	135

$(0.22)	$13.97	14.67%	$230	1.71%	0.61%	122%
(1.64)	12.39	12.17	577	1.71	1.82	86
(1.19)	12.69	3.85	880	1.83	0.69	199
— (c)	13.48	29.37	1,655	1.92	(0.06)	138
— (c)	10.42	9.92	2,395	1.92	(0.40)	135

$(0.28)	$13.90	14.69%	$1,881	1.71%	0.75%	122%
(1.66)	12.38	12.15	1,904	1.71	1.82	86
(1.19)	12.70	3.85	2,540	1.83	0.79	199
— (c)	13.49	29.34	3,408	1.92	(0.11)	138
— (c)	10.43	10.02	3,131	1.92	(0.41)	135

$(0.34)	$15.09	15.59%	$735	0.96%	1.52%	122%
(1.76)	13.37	12.95	1,405	0.96	2.39	86
(1.26)	13.59	4.61	707	1.08	1.66	199
(0.09)	14.32	30.31	605	1.17	0.65	138
(0.06)	11.06	10.90	537	1.17	0.35	135

$(0.39)	$15.56	15.92%	$181	0.71%	1.62%	122%
(1.81)	13.79	13.30	235	0.71	2.78	86
(1.30)	13.98	4.86	82	0.83	1.87	199
(0.12)	14.70	30.62	58	0.92	0.89	138
(0.09)	11.35	11.19	36	0.90	0.58	135

$(0.43)	$15.60	15.96%	$61,254	0.61%	1.89%	122%
(1.82)	13.86	13.36	42,595	0.61	2.52	86
(1.29)	14.04	5.00	7,857	0.73	1.86	199
(0.13)	14.73	30.86	10,085	0.82	1.22	138
(0.09)	11.36	11.22	26,948	0.80	0.70	135

See accompanying Notes to Financial Statements	| June 30, 2014 |	Annual Report	145

Financial Highlights (cont’d)

For a Share Outstanding for the Year ended:

	Net Asset Value, Beginning of Year	Net Investment Loss(a)	Net Realized and Change in Unrealized Gain	Total from Investment Operations	Distributions from Net Realized Capital Gains
AllianzGI Wellness:
Class A
6/30/2014	$30.82	$(0.17)	$9.34	$9.17	$(6.08)
6/30/2013	27.85	(0.06)	5.22	5.16	(2.19)
6/30/2012	30.52	(0.16)	0.21	0.05	(2.72)
6/30/2011	22.58	(0.14)	8.08	7.94	—
6/30/2010	18.58	(0.13)	4.13	4.00	—
Class B
6/30/2014	$27.80	$(0.38)	$8.29	$7.91	$(6.08)
6/30/2013	25.50	(0.26)	4.75	4.49	(2.19)
6/30/2012	28.42	(0.34)	0.14	(0.20)	(2.72)
6/30/2011	21.18	(0.32)	7.56	7.24	—
6/30/2010	17.56	(0.29)	3.91	3.62	—
Class C
6/30/2014	$27.82	$(0.37)	$8.29	$7.92	$(6.08)
6/30/2013	25.52	(0.26)	4.75	4.49	(2.19)
6/30/2012	28.43	(0.33)	0.14	(0.19)	(2.72)
6/30/2011	21.19	(0.32)	7.56	7.24	—
6/30/2010	17.57	(0.29)	3.91	3.62	—
Class D
6/30/2014	$30.82	$(0.18)	$9.34	$9.16	$(6.08)
6/30/2013	27.84	(0.07)	5.24	5.17	(2.19)
6/30/2012	30.52	(0.16)	0.20	0.04	(2.72)
6/30/2011	22.57	(0.14)	8.09	7.95	—
6/30/2010	18.57	(0.13)	4.13	4.00	—

(a)	Calculated on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles.

146	Annual Report	| June 30, 2014 |	See accompanying Notes to Financial Statements

Net Asset Value, End of Year	Total Return(b)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$33.91	34.03%	$28,019	1.46%	(0.54)%	119%
30.82	19.62	21,345	1.46	(0.22)	134
27.85	1.60	18,883	1.46	(0.58)	95
30.52	35.16	22,727	1.46	(0.52)	127
22.58	21.47	13,684	1.48	(0.57)	136

$29.63	33.03%	$585	2.21%	(1.33)%	119%
27.80	18.76	707	2.21	(0.99)	134
25.50	0.79	1,450	2.21	(1.37)	95
28.42	34.18	3,446	2.21	(1.33)	127
21.18	20.56	4,254	2.23	(1.35)	136

$29.66	33.05%	$10,828	2.21%	(1.29)%	119%
27.82	18.75	8,370	2.21	(0.97)	134
25.52	0.83	7,326	2.21	(1.34)	95
28.43	34.17	8,478	2.21	(1.30)	127
21.19	20.55	7,141	2.23	(1.34)	136

$33.90	34.04%	$121,076	1.46%	(0.55)%	119%
30.82	19.67	103,514	1.46	(0.22)	134
27.84	1.57	99,831	1.46	(0.59)	95
30.52	35.22	116,792	1.46	(0.55)	127
22.57	21.54	95,674	1.48	(0.58)	136

See accompanying Notes to Financial Statements	| June 30, 2014 |	Annual Report	147

Notes to Financial Statements

June 30, 2014

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. As of June 30, 2014, the Trust consisted of eighteen separate investment funds (each a “Fund” or collectively the “Funds”). Allianz Global Investors Fund Management LLC (the “Investment Adviser” or “AGIFM”) serves as the Funds’ investment adviser and the Funds’ sub-advisers are Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) and NFJ Investment Group LLC (“NFJ”) (collectively the “Sub-Advisers”), each an affiliate of the Investment Adviser. The Investment Adviser and the Sub-Advisers are indirect wholly-owned subsidiaries of Allianz Asset Management of America L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Currently, the Trust may offer up to eight classes of shares to new and existing investors: A, C, D, R, R6, P, Institutional and Administrative. As of November 1, 2009, Class B shares were no longer available for purchase, except through exchanges and dividend reinvestments. These financial statements pertain to all Funds offered by the Trust.

The following Funds sold and issued shares of beneficial interest to Allianz Fund Investments, Inc. (“AFI”), an indirect wholly-owned subsidiary of Allianz SE, during the year ended June 30, 2014:

AllianzGI NFJ Dividend Value
Class	Date	Shares	Amount
R6	12/19/13	640	$10,000

AllianzGI NFJ International Value
Class	Date	Shares	Amount
R6	12/19/13	443	$10,000

AllianzGI NFJ Small-Cap Value
Class	Date	Shares	Amount
R6	12/19/13	292	$10,000

AllianzGI Small-Cap Blend
Class	Date	Shares	Amount
A	7/1/13	667	$10,000
C	7/1/13	666	10,000
D	7/1/13	667	10,000
P	7/1/13	667	10,000
Institutional	7/1/13	333,333	5,000,000
		336,000	$5,040,000

The investment objective of AllianzGI Emerging Markets Opportunities and AllianzGI International Managed Volatility is to seek maximum long-term capital appreciation. The investment objective of AllianzGI Focused Growth, AllianzGI Global Natural Resources, AllianzGI Global Small-Cap, AllianzGI Mid-Cap, AllianzGI Small-Cap Blend, AllianzGI Technology, AllianzGI U.S. Managed Volatility and AllianzGI Wellness is to seek long-term capital appreciation. The investment objective of

AllianzGI NFJ All-Cap Value, AllianzGI NFJ Dividend Value, AllianzGI NFJ International Value, AllianzGI NFJ Large-Cap Value, AllianzGI NFJ Mid-Cap Value and AllianzGI NFJ Small-Cap Value is to seek long-term growth of capital and income. The investment objective of AllianzGI Income & Growth is to seek total return comprised of current income, current gains and capital appreciation. The investment objective of AllianzGI Opportunity is to seek capital appreciation; no consideration is given to income. There can be no assurance that the Funds will meet their stated objectives.

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. Investments in underlying funds are valued at the closing net asset value per share (“NAV”) of each underlying fund as reported on each business day. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. The market value for NASDAQ Global Market and NASDAQ Capital Market securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Investment Adviser and the Sub-Advisers. The Trust’s Valuation Committee was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed. Each

148	June 30, 2014 |	Annual Report

Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Advisers determine that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing premium or discount based on their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of each share class of a Fund may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Funds to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Funds’ financial statements. The NAV of each share class of a Fund is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair-valuing the securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the NAV of each share class of a Fund is calculated. With respect to certain foreign securities, the Funds may fair-value securities using modeling tools provided by third-party vendors. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other assets, and fair values used to determine the NAV of each share class of a Fund may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

(b) Fair Value Measurements.  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

■	Level 1— quoted prices in active markets for identical investments that the Funds have the ability to access
■	Level 2—valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs
■	Level 3—valuations based on significant unobservable inputs (including the Sub-Advisers’ or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Funds to measure fair value during the year ended June 30, 2014 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with U.S. GAAP.

Equity Securities (Common and Preferred Stock)—Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes—Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed

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Notes to Financial Statements (cont’d)

June 30, 2014

transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Convertible Bonds—Convertible bonds are valued by independent pricing services based on various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts—Option contracts traded over-the-counter (“OTC”) and FLexible EXchange (“FLEX”) options are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC and FLEX option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts—Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized Level 3.

A summary of the inputs used at June 30, 2014 in valuing each Fund’s assets and liabilities is listed below (refer to the Schedules of Investments and Note 6(a) for more detailed information on Investments in Securities):

AllianzGI Emerging Markets Opportunities:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/14
Common Stock:
Brazil	$11,156,505	—	—	$11,156,505
China	1,510,877	$17,252,083	—	18,762,960
Israel	1,258,080	—	—	1,258,080
Korea (Republic of)	1,651,580	17,470,678	—	19,122,258
Malaysia	406,986	2,140,073	—	2,547,059
Mexico	2,118,850	—	—	2,118,850
Peru	1,865,951	—	—	1,865,951
Poland	551,682	1,553,006	—	2,104,688
Russian Federation	7,470,896	—	$986,318	8,457,214
South Africa	393,728	2,883,849	—	3,277,577
Switzerland	703,961	255,985	—	959,946
United States	3,444,208	—	—	3,444,208
All Other	—	46,606,186	—	46,606,186
Preferred Stock:
Brazil	490,699	—	—	490,699
Russian Federation	—	—	3,068,175	3,068,175
Rights	50,067	—	—	50,067
Repurchase Agreements	—	692,000	—	692,000
Totals	$33,074,070	$88,853,860	$4,054,493	$125,982,423

150	June 30, 2014 |	Annual Report

AllianzGI Focused Growth:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/14
Common Stock	$650,833,595	—	—	$650,833,595
Repurchase Agreements	—	$7,561,000	—	7,561,000
Totals	$650,833,595	$7,561,000	—	$658,394,595

AllianzGI Global Natural Resources:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/14
Common Stock:
Australia	—	$1,163,119	—	$1,163,119
China	$468,808	491,555	—	960,363
Denmark	—	956,948	—	956,948
France	—	1,769,864	—	1,769,864
Germany	—	1,466,392	—	1,466,392
Ireland	—	462,452	—	462,452
Japan	—	1,464,762	—	1,464,762
Singapore	—	1,055,055	—	1,055,055
Spain	—	918,725	—	918,725
United Kingdom	—	2,291,088	—	2,291,088
All Other	39,800,718	—	—	39,800,718
Repurchase Agreements	—	333,000	—	333,000
Totals	$40,269,526	$12,372,960	—	$52,642,486

AllianzGI Global Small-Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/14
Common Stock:
Australia	$809,015	$886,396	—	$1,695,411
China	—	1,203,079	—	1,203,079
Denmark	—	2,474,722	—	2,474,722
Finland	1,493,746	918,070	—	2,411,816
France	936,176	4,345,445	—	5,281,621
Germany	—	6,903,874	—	6,903,874
Greece	—	1,428,138	—	1,428,138
Hong Kong	—	2,978,336	—	2,978,336
Indonesia	—	328,914	—	328,914
Italy	—	2,328,195	—	2,328,195
Japan	—	19,454,518	—	19,454,518
Korea (Republic of)	—	814,193	—	814,193
Luxembourg	—	984,936	—	984,936
New Zealand	—	351,369	—	351,369
Norway	—	2,061,818	—	2,061,818
Philippines	—	541,642	—	541,642
Spain	—	3,888,993	—	3,888,993
Sweden	—	4,563,658	—	4,563,658
Switzerland	—	2,667,686	—	2,667,686
Taiwan	118,202	2,000,527	—	2,118,729
United Kingdom	—	11,554,088	—	11,554,088
All Other	118,028,580	—	—	118,028,580
Repurchase Agreements	—	4,170,000	—	4,170,000
Totals	$121,385,719	$76,848,597	—	$198,234,316

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Notes to Financial Statements (cont’d)

June 30, 2014

AllianzGI Income & Growth:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/14
Common Stock	$829,081,781	—	—	$829,081,781
Corporate Bonds & Notes	—	$751,290,993	—	751,290,993
Convertible Bonds	—	673,931,977	—	673,931,977
Convertible Preferred Stock:
Aerospace & Defense	12,142,941	—	—	12,142,941
Banks	16,386,495	12,825,374	$2,973,488	32,185,357
Electric Utilities	10,549,258	—	—	10,549,258
Insurance	10,108,149	—	—	10,108,149
Machinery	3,383,840	9,708,657	—	13,092,497
Telecommunications	2,222,221	—	—	2,222,221
All Other	—	51,413,223	—	51,413,223
Repurchase Agreements	—	73,185,000	—	73,185,000
	883,874,685	1,572,355,224	2,973,488	2,459,203,397
Investment in Securities – Liabilities
Options Written, at value:
Market Price	(689,427)	—	—	(689,427)
Totals	$883,185,258	$1,572,355,224	$2,973,488	$2,458,513,970

AllianzGI International Managed Volatility:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/14
Common Stock:
Australia	$651,964	$5,226,413	—	$5,878,377
Finland	433,004	—	—	433,004
France	2,490,852	3,700,510	—	6,191,362
Hong Kong	2,142,506	11,074,027	—	13,216,533
New Zealand	332,301	1,566,078	—	1,898,379
Singapore	233,764	10,039,564	—	10,273,328
Sweden	237,745	—	—	237,745
United Kingdom	313,784	16,772,281	—	17,086,065
All Other	—	37,715,399	—	37,715,399
Rights	—	—	$28,188	28,188
Repurchase Agreements	—	693,000	—	693,000
Totals	$6,835,920	$86,787,272	$28,188	$93,651,380

AllianzGI Mid-Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/14
Common Stock	$339,239,350	—	—	$339,239,350
Repurchase Agreements	—	$2,935,000	—	2,935,000
Totals	$339,239,350	$2,935,000	—	$342,174,350

AllianzGI NFJ All-Cap Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/14
Common Stock	$25,231,393	—	—	$25,231,393
Repurchase Agreements	—	$739,000	—	739,000
Totals	$25,231,393	$739,000	—	$25,970,393

152	June 30, 2014 |	Annual Report

AllianzGI NFJ Dividend Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/14
Common Stock	$9,196,945,722	—	—	$9,196,945,722
Repurchase Agreements	—	$198,356,000	—	198,356,000
Totals	$9,196,945,722	$198,356,000	—	$9,395,301,722

AllianzGI NFJ International Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/14
Common Stock:
China	—	$276,084,084	—	$276,084,084
Denmark	—	60,820,311	—	60,820,311
France	$30,715,200	84,072,835	—	114,788,035
Germany	—	90,600,643	—	90,600,643
Hong Kong	—	58,808,620	—	58,808,620
Ireland	—	26,627,528	—	26,627,528
Israel	62,689,078	32,436,958	—	95,126,036
Japan	98,059,070	231,152,052	—	329,211,122
Norway	61,755,573	32,237,842	—	93,993,415
Singapore	58,432,374	58,049,039	—	116,481,413
United Kingdom	322,625,080	357,274,188	—	679,899,268
All Other	1,100,065,644	—	—	1,100,065,644
Preferred Stock	—	64,036,525	—	64,036,525
Repurchase Agreements	—	64,650,000	—	64,650,000
Totals	$1,734,342,019	$1,436,850,625	—	$3,171,192,644

AllianzGI NFJ Large-Cap Value:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/14
Investments in Securities – Assets
Common Stock	$775,528,685	—	—	$775,528,685
Repurchase Agreements	—	$3,844,000	—	3,844,000
Totals	$775,528,685	$3,844,000	—	$779,372,685

AllianzGI NFJ Mid-Cap Value:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/14
Investments in Securities – Assets
Common Stock	$785,987,108	—	—	$785,987,108
Mutual Funds	8,546,612	—	—	8,546,612
Repurchase Agreements	—	$12,805,000	—	12,805,000
Totals	$794,533,720	$12,805,000	—	$807,338,720

AllianzGI NFJ Small-Cap Value:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/14
Investments in Securities – Assets
Common Stock	$7,579,119,947	—	—	$7,579,119,947
Mutual Funds	41,411,374	—	—	41,411,374
Repurchase Agreements	—	$351,390,000	—	351,390,000
Totals	$7,620,531,321	$351,390,000	—	$7,971,921,321

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Notes to Financial Statements (cont’d)

June 30, 2014

AllianzGI Opportunity:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/14
Common Stock	$104,083,961	—	—	$104,083,961
Repurchase Agreements	—	$1,563,000	—	1,563,000
Totals	$104,083,961	$1,563,000	—	$105,646,961

AllianzGI Small Cap Blend:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/14
Common Stock	$6,277,621	—	—	$6,277,621
Repurchase Agreements	—	$149,000	—	149,000
Totals	$6,277,621	$149,000	—	$6,426,621

AllianzGI Technology:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/14
Common Stock:
Chemicals	$5,614,837	$11,512	—	$5,626,349
Communications Equipment	89,404,209	2,790,498	—	92,194,707
Electrical Equipment	7,060	4,458,774	—	4,465,834
Electronic Equipment, Instruments & Components	26,540,710	5,138,020	—	31,678,730
Internet & Catalog Retail	50,796,708	12,929	—	50,809,637
Internet Software & Services	101,459,102	5,783,586	—	107,242,688
IT Services	45,763,335	40,155	—	45,803,490
Semiconductors & Semiconductor Equipment	214,926,195	48,033,534	—	262,959,729
Software	218,900,286	10,380	—	218,910,666
Technology Hardware, Storage & Peripherals	199,663,209	7,774,225	—	207,437,434
All Other	110,251,900	—	—	110,251,900
Exchange-Traded Funds	5,411	—	—	5,411
Repurchase Agreements	—	95,566,000	—	95,566,000
Options Purchased:
Market Price	53,101,900	—	—	53,101,900
	1,116,434,862	169,619,613	—	1,286,054,475
Investment in Securities – Liabilities
Options Written, at value:
Market Price	(12,055,925)	—	—	(12,055,925)
Securities Sold Short, at value	(19,051,219)	—	—	(19,051,219)
	(31,107,144)	—	—	(31,107,144)
Totals	$1,085,327,718	$169,619,613	—	$1,254,947,331

AllianzGI U.S. Managed Volatility:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/14
Common Stock	$78,566,516	—	—	$78,566,516
Repurchase Agreements	—	$621,000	—	621,000
Totals	$78,566,516	$621,000	—	$79,187,516

154	June 30, 2014 |	Annual Report

AllianzGI Wellness:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 6/30/14
Common Stock:
Health Care Providers & Services	$14,524,000	$2,202,116	—	$16,726,116
Pharmaceuticals	43,371,695	18,364,471	—	61,736,166
All Other	78,713,334	—	—	78,713,334
Warrants	—	—	771,550	771,550
Repurchase Agreements	—	877,000	—	877,000
Options Purchased:
Market Price	216,500	—	—	216,500
	136,825,529	21,443,587	$771,550	159,040,666
Investment in Securities – Liabilities
Securities Sold Short, at value	(1,198,140)	—	—	(1,198,140)
Totals	$135,627,389	$21,443,587	$771,550	$157,842,526

At June 30, 2014, the following Funds had transfers between Levels 1 and 2:

Transfers
	Level 1 to Level 2		Level 2 to Level 1
AllianzGI Emerging Markets Opportunities	$2,035,038(a	)	—
AllianzGI Global Small-Cap	4,183,308(a	)	$1,436,763(b	)
AllianzGI Income & Growth	25,706,531(c	)	—
AllianzGI International Managed Volatility	1,713,045(a	)	2,846,407(b	)
AllianzGI Technology	3,519(a	)	—

(a)	This transfer was a result of securities trading outside the U.S. whose values were not adjusted by the application of a modeling tool at June 30, 2013, which was applied on June 30, 2014.
(b)	This transfer was a result of securities trading outside the U.S. whose values were adjusted by the application of a modeling tool at June 30, 2013, which was not applied on June 30, 2014.
(c)	This transfer was a result of securities with a quoted price in an active market at June 30, 2013, which was not available on June 30, 2014.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended June 30, 2014, was as follows:

AllianzGI Emerging Markets Opportunities:
Investments in Securities – Assets	Beginning Balance 6/30/13	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 6/30/14
Common Stock:
Russian Federation	$452,560	$1,571,475	$(1,056,420)	—	$(1,740)	$20,443	—	—	$986,318
Preferred Stock	526,893	2,297,439	(139,043)	—	5,643	377,243	—	—	3,068,175
Totals	$979,453	$3,868,914	$(1,195,463)	—	$3,903	$397,686	—	—	$4,054,493

AllianzGI Global Small-Cap:
Investments in Securities – Assets	Beginning Balance 6/30/13	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 6/30/14
Common Stock:
Thailand	$341,606	—	$(328,196)	—	$(4,646)	$(8,764)	—	—	—

Annual Report	| June 30, 2014	155

Notes to Financial Statements (cont’d)

June 30, 2014

AllianzGI Income & Growth:
Investments in Securities– Assets	Beginning Balance 6/30/13	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3*	Ending Balance 6/30/14
Corporate Bonds & Notes:
Oil, Gas & Consumable Fuels	$6,721,800	—	—	—	—	$280,075	—	$(7,001,875)	—
Convertible Preferred Stock:
Banks	—	$2,953,183	—	—	—	20,305	—	—	$2,973,488
Totals	$6,721,800	$2,953,183	—	—	—	$300,380	—	$(7,001,875)	$2,973,488

AllianzGI International Managed Volatility:
Investments in Securities – Assets	Beginning Balance 6/30/13	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 6/30/14
Rights:
Hong Kong	—	—	—	—	—	$28,188	—	—	$28,188

AllianzGI Wellness:
Investments in Securities – Assets	Beginning Balance 6/30/13	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 6/30/14
Warrants	$525,589	—	—	—	—	245,961	—	—	$771,550

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at June 30, 2014:

AllianzGI Emerging Markets Opportunities:
Investments in Securities – Assets	Ending Balance at 6/30/14	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$986,318	Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	$1.34
Preferred Stock	$3,068,175	Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	$0.82

AllianzGI Income & Growth:
Investments in Securities – Assets	Ending Balance at 6/30/14	Valuation Technique Used	Unobservable Inputs	Input Values
Convertible Preferred Stock	$2,973,488	Third-Party Pricing Vendor	Single Broker Quote	$53.48

AllianzGI International Managed Volatility:
Investments in Securities – Assets	Ending Balance at 6/30/14	Valuation Technique Used	Unobservable Inputs	Input Values
Rights	$28,188	Value of Relevant Financial Instruments	Price of Rights	HKD 2.29

AllianzGI Wellness:
Investments in Securities – Assets	Ending Balance at 6/30/14	Valuation Technique Used	Unobservable Inputs	Input Values
Warrants	$771,550	Analytical Model	Price of Warrant	$4.2682

*	Transferred out of Level 3 into Level 2 because an evaluated price with observable inputs from a third-party pricing vendor became available.

156	June 30, 2014 |	Annual Report

The net change in unrealized appreciation/depreciation of Level 3 investments which AllianzGI Emerging Markets Opportunities, AllianzGI Income & Growth, AllianzGI International Managed Volatility, and AllianzGI Wellness held at June 30, 2014, was $799,154, $20,305, $28,188 and $245,961, respectively.

Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

(c) Investment Transactions and Investment Income.  Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discount and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Conversion premium is not amortized. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Funds, using reasonable diligence, become aware of such dividends. Payments received from real estate investment trust securities may be comprised of dividends, realized gains and return of capital. The payment may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer. Payments considered return of capital reduce the cost basis of the respective security. Distributions, if any, in excess of the cost basis of a security are recognized as capital gains. Dividends from underlying funds are recorded as dividend income, while capital gain distributions are recorded as net capital gain distributions received from underlying funds on the Statements of Operations. Expenses are recorded on an accrual basis and such expenses exclude those of the underlying funds. Expenses of the underlying funds are reflected in the net asset values of those funds.

(d) Federal Income Taxes.  The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Funds may be subjected to excise tax based on distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Funds’ tax positions for all open tax years. As of June 30, 2014, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Funds’ federal income tax returns for the prior three years, as applicable, remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions to Shareholders.  Dividends from net investment income, if any, of each Fund (except AllianzGI Income & Growth, AllianzGI NFJ Dividend Value, AllianzGI NFJ International Value and AllianzGI NFJ Large-Cap Value), are declared and distributed to shareholders annually. Dividends from net investment income and/or distributions from short-term capital gains for AllianzGI Income & Growth, if any, are declared and distributed monthly. Dividends from net investment income, if any, for AllianzGI NFJ Dividend Value, AllianzGI NFJ International Value and AllianzGI NFJ Large-Cap Value are declared and distributed quarterly. Net realized capital gains, if any, earned by each Fund, will be distributed annually. The Funds record dividends and distributions to their respective shareholders on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Multi-Class Operations.  Each class offered by the Funds has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, include administration, distribution and servicing fees.

(g) Foreign Currency Translation.  The Funds’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market values of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Funds’ Statements of Operations.

The Funds do not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

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Notes to Financial Statements (cont’d)

June 30, 2014

(h) Repurchase Agreements.  The Funds are parties to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The Funds enter into transactions, under the Master Repo Agreements, with their custodian bank or securities brokerage firms whereby they purchase securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults under the Master Repo Agreements and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited. The gross values are included in the Funds’ Schedules of Investments. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2014.

(i) Securities Sold Short.  Certain Funds engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) it does not own. When a Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Funds will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Until a short position is closed out, the net proceeds of the short sale will be retained by the lending broker to the extent necessary to meet margin requirements, together with any additional assets the broker requires as collateral. A Fund is also required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked to market daily. Short sales expose the Funds to the risk that they will be required to cover the short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the applicable Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. The Funds will be subject to additional risks to the extent that they engage in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(j) Warrants.  The Funds may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants may be freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

(k) When-Issued/Delayed-Delivery Transactions.  When-issued or delayed-delivery transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Funds will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations; consequently, such fluctuations are taken into account when determining the NAV. The Funds may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security is sold on a delayed-delivery basis, the Funds do not participate in future gains and losses with respect to the security.

(l) Rights.  The Funds may receive rights. A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Rights may entail greater risks than certain other types of investments. Generally, rights do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the

158	June 30, 2014 |	Annual Report

value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the right, the right will expire worthless. Rights may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

2.	PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks such as, but not limited to, interest rate, foreign currency, credit and leverage risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. Interest rate changes can be sudden and unpredictable, and the Funds may lose money as a result of movements in interest rates. The Funds may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Funds directly invest in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency-denominated securities may reduce the returns of the Funds.

The Funds are subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Funds to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by the Funds. Even when markets perform well, there is no assurance that the investments held by the Funds will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Sub-Advisers seek to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are exposed to risks associated with leverage. Leverage may cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. In addition, to the extent the Funds employ leverage, dividend and interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Funds and select counterparties. The

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Notes to Financial Statements (cont’d)

June 30, 2014

Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Funds’ overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Funds may invest in other investment companies, including investment companies advised or sub-advised by the Investment Adviser or its affiliates. Investing in other investment companies involves certain additional expenses and tax results that would not be present in a direct investment in such other investment companies. Each Fund’s NAV will fluctuate in response to changes in the NAVs of the other investment companies in which it invests. The extent to which the investment performance and risks associated with each Fund correlate to those of a particular investment company will depend upon the extent to which each Fund’s assets are allocated from time to time for investment in such investment company, which will vary. To the extent that a Fund invests a significant portion of its assets in another investment company, it will be particularly sensitive to the risks associated with that investment company.

3.	FINANCIAL DERIVATIVE INSTRUMENTS

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Funds at times use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

Option Transactions.  The Funds purchase put and call options on securities and indices for hedging purposes, risk management purposes or otherwise as part of their investment strategies. The risks associated with purchasing an option include the risk that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premiums and changes in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

The Funds may write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the option written. These liabilities, if any, are reflected as options written in the Funds’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from its current market value.

Forward Foreign Currency Contracts.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Funds enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Funds also enter into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities.

The following is a summary of the Funds’ derivatives categorized by risk exposure.

The effect of derivatives on the Statements of Assets and Liabilities at June 30, 2014:

AllianzGI Income & Growth:
Location	Market Price
Liability derivatives:
Options written, at value	$(689,427)

AllianzGI Technology:
Location	Market Price
Asset derivatives:
Investments, at value (options purchased)	$53,101,900
Liability derivatives:
Options written, at value	$(12,055,925)

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AllianzGI Wellness:
Location	Market Price
Asset derivatives:
Investments, at value (options purchased)	$216,500

The effect of derivatives on the Statements of Operations for the period or year ended June 30, 2014:

AllianzGI Global Natural Resources:
Location	Foreign Exchange Contracts
Net realized (loss) on:
Foreign currency transactions (forward foreign currency contracts)	$(36)

AllianzGI Global Small-Cap:
Location	Foreign Exchange Contracts
Net realized gain on:
Foreign currency transactions (forward foreign currency contracts)	$337
Net change in unrealized appreciation/depreciation of:
Foreign currency transactions (forward foreign currency contracts)	$62

AllianzGI Income & Growth:
Location	Market Price
Net realized gain on:
Options written	$177,881
Net change in unrealized appreciation/depreciation of:
Options written	$43,217

AllianzGI Technology:
Location	Market Price
Net realized gain (loss) on:
Investments (options purchased)	$9,762,051
Options written	(4,828,334)
Total net realized gain (loss)	$4,933,717
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$34,681,395
Options written	4,238,571
Total net change in unrealized appreciation/depreciation	$38,919,966

AllianzGI Wellness:
Location	Market Price
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$81,467

The average volume (measured at each fiscal quarter-end) of derivative activity during the year ended June 30, 2014:

	Options Purchased	Options Written	Forward Foreign Currency Contracts
	Contracts(1)	Contracts(1)	Sold(2)
AllianzGI Global Small-Cap	—	—	$2,462
AllianzGI Income & Growth	—	11,706	—
AllianzGI Technology	32,808	59,887	—
AllianzGI Wellness	20		—

(1)	Number of contracts
(2)	U.S. $ value on origination date

4.	INVESTMENT ADVISER/ADMINISTRATOR/DISTRIBUTOR FEES & EXPENSES

Investment Advisory Fee.   AGIFM serves as investment adviser to the Funds, pursuant to an investment advisory contract. AGIFM receives a monthly fee (the “Investment Advisory Fee”) from each Fund at an annual rate based on the average daily net assets of each Fund.

The Investment Adviser has retained the Sub-Advisers to manage the Funds’ investments. Subject to the supervision of the Investment Adviser, the Sub-Advisers are responsible for making all of the Funds’ investment decisions. The Investment Adviser, not the Funds, pays a portion of the fees it receives as Investment Adviser to the Sub-Advisers in return for their services in accordance with the portfolio management agreements. AllianzGI U.S. sub-advises the following Funds: AllianzGI Emerging

Markets Opportunities, AllianzGI Focused Growth, AllianzGI Global Natural Resources, AllianzGI Global Small-Cap, AllianzGI Income & Growth, AllianzGI International Managed Volatility, AllianzGI Mid-Cap, AllianzGI Opportunity, AllianzGI Small-Cap Blend, AllianzGI Technology, AllianzGI U.S. Managed Volatility and AllianzGI Wellness. NFJ sub-advises the following Funds: AllianzGI NFJ All-Cap Value, AllianzGI NFJ Dividend Value, AllianzGI NFJ International Value, AllianzGI NFJ Large-Cap Value, AllianzGI NFJ Mid-Cap Value and AllianzGI NFJ Small-Cap Value.

Administration Fee.   AGIFM provides administrative services to the Funds and also bears the cost of most third-party administrative services required by the Funds, and in return it receives from each share class of each Fund a monthly administration fee based on each share class’ average daily net assets (the “Administration Fee”).

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Notes to Financial Statements (cont’d)

June 30, 2014

The Investment Advisory Fee and Administration Fee for all classes are charged at an annual rate as indicated in the following table:

	All Classes			Class A, B, C, D, and R			Class P			Institutional Class			Administrative Class			Class R6
	Investment Advisory Fee	Effective Advisory Fee		Admini stration Fee	Effective Admini stration Fee		Admini stration Fee	Effective Admini stration Fee		Admini stration Fee	Effective Admini stration Fee		Admini stration Fee	Effective Admini stration Fee		Admini stration Fee	Effective Admini stration Fee
AllianzGI Emerging Markets Opportunities(1)	0.90%	0.90%		0.50%	0.50%		0.50%	0.50%		0.40%	0.40%		N/A	N/A		N/A	N/A
AllianzGI Focused Growth(3)	0.45	0.45		0.40	0.40		0.40	0.40		0.30	0.30		0.30%	0.30%		N/A	N/A
AllianzGI Global Natural Resources(2)	0.70	0.70		0.45	0.45		0.45	0.45		0.35	0.35		N/A	N/A		N/A	N/A
AllianzGI Global Small-Cap(2)	0.90	0.90		0.45	0.45		0.45	0.45		0.35	0.35		N/A	N/A		N/A	N/A
AllianzGI Income & Growth(3)	0.65	0.65	(4)	0.40	0.39		0.40	0.39		0.30	0.29		N/A	N/A		N/A	N/A
AllianzGI International Managed Volatility(1)	0.40	0.40		0.50	0.30	(5)	0.50	0.30	(5)	0.40	0.20	(5)	N/A	N/A		N/A	N/A
AllianzGI Mid-Cap(3)	0.47	0.47		0.40	0.40		0.40	0.40		0.30	0.30		0.30	0.30		N/A	N/A
AllianzGI NFJ All-Cap Value(3)	0.65	0.65		0.40	0.40		0.40	0.40		0.30	0.30		N/A	N/A		N/A	N/A
AllianzGI NFJ Dividend Value(3)	0.45	0.45	(8)	0.40	0.34		0.40	0.34		0.30	0.24		0.30	0.24		0.25%	0.19%
AllianzGI NFJ International Value(1)	0.60	0.60	(9)	0.50	0.38	(6)	0.50	0.38	(6)	0.40	0.28	(6)	0.40	0.28	(6)	0.35	0.25	(6)
AllianzGI NFJ Large-Cap Value(3)	0.45	0.45		0.40	0.40		0.40	0.40		0.30	0.30		0.30	0.30		N/A	N/A
AllianzGI NFJ Mid-Cap Value(3)	0.60	0.60		0.40	0.40		0.40	0.40		0.30	0.30		0.30	0.30		N/A	N/A
AllianzGI NFJ Small-Cap Value(3)	0.60	0.56	(10)	0.40	0.35		0.40	0.35		0.30	0.20	(11)	0.30	0.20	(11)	0.25	0.15	(11)
AllianzGI Opportunity(3)	0.65	0.60	(7)	0.40	0.40		0.40	0.40		0.30	0.30		0.30	0.30		N/A	N/A
AllianzGI Small-Cap Blend(3)	0.65	0.65		0.40	0.40		0.40	0.40		0.30	0.30		N/A	N/A		N/A	N/A
AllianzGI Technology(3)	0.90	0.90	(12)	0.40	0.40		0.40	0.40		0.30	0.30		0.30	0.30		N/A	N/A
AllianzGI U.S. Managed Volatility(3)	0.30	0.30		0.40	0.40		0.40	0.40		0.30	0.30		N/A	N/A		N/A	N/A
AllianzGI Wellness(3)	0.80	0.80		0.40	0.40		N/A	N/A		N/A	N/A		N/A	N/A		N/A	N/A

(1)	Administration Fee for each share class shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets: by 0.025% per annum on assets in excess of $250 million, by an additional 0.025% per annum on assets in excess of $500 million, by an additional 0.025% per annum on assets in excess of
$1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion and by an additional 0.025% per annum on assets in excess of $7.5 billion. To the extent any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class.
(2)	Administration Fee for each share class shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets: by 0.025% per annum on assets in excess of $500 million, by an additional 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of
$2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion and by an additional 0.025% per annum on assets in excess of $7.5 billion. To the extent any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class.
(3)	Administration Fee for each share class shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets: by 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of
$5 billion and by an additional 0.025% per annum on assets in excess of $7.5 billion. To the extent any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class.

162	June 30, 2014 |	Annual Report

(4)	Effective November 1, 2013, the Adviser has contractually agreed to observe, through October 31, 2014, an irrevocable waiver of a portion of the Investment Advisory Fee, which reduces the 0.65% contractual fee rate by 0.01% on net assets in excess of $2 billion, by an additional 0.015% on net assets in excess of $3 billion and by an additional 0.025% on net assets in excess of $5 billion, each based on the Fund’s average daily net assets.
(5)	Effective November 1, 2013, the Administrator has contractually agreed to observe, through October 31, 2014, an irrevocable waiver of a portion of its Administration Fees, which reduces the contractual fee rate by 0.20%. An identical waiver arrangement was in place for the Fund from November 1, 2012 through October 31, 2013.
(6)	Effective November 1, 2012, the Administrator had contractually agreed to observe, through October 31, 2013, an irrevocable waiver of a portion of its Administration Fees which reduced the contractual fee rate by 0.05%. From November 1, 2012 through October 31, 2013, the Administrator had voluntarily agreed to observe an additional waiver of a portion of its Administration Fees which reduced the contractual fee rate by an additional 0.025%. From November 1, 2013 through December 15, 2013, the Administrator had agreed to observe a waiver of a portion of its Administration Fees which reduced the contractual fee rate by 0.075%. Effective December 16, 2013, the Administrator has contractually agreed to observe, through December 15, 2014, an irrevocable waiver of a portion of its Administration Fees which reduces the contractual fee rate by 0.025%.
(7)	Effective November 1, 2013, the Adviser has contractually agreed to observe, through October 31, 2014, an irrevocable waiver of a portion of its Investment Advisory Fee, which reduces the contractual fee rate by 0.05%.
(8)	Effective November 1, 2013, the Adviser has contractually agreed to observe, through October 31, 2014, an irrevocable waiver of a portion of its Investment Advisory Fee, which reduces the 0.45% contractual fee rate by 0.025% on net assets in excess of $7.5 billion and by an additional 0.025% on net assets in excess of $10 billion, each based on the Fund’s average daily net assets. An identical waiver arrangement was in place for the Fund from November 1, 2012 through October 31, 2013.
(9)	Effective November 1, 2013, the Adviser has contractually agreed to observe, through October 31, 2014, an irrevocable waiver of a portion of the Investment Advisory Fee, which reduces the 0.60% contractual fee rate by 0.01% on net assets in excess of $4 billion, by an additional 0.015% on net assets in excess of $5 billion and by an additional 0.025% on net assets in excess of $7.5 billion, each based on the Fund’s average daily net assets.
(10)	Effective November 1, 2013, the Adviser has contractually agreed to observe, through October 31, 2014, an irrevocable waiver of a portion of its Investment Advisory Fee, which reduces the 0.60% contractual fee rate by 0.025% on net assets in excess of $3 billion, by an additional 0.025% on net assets in excess of $4 billion and by an additional 0.025% on net assets in excess of $5 billion, each based on the Fund’s average daily net assets. An identical waiver arrangement was in place for the Fund from November 1, 2012 through October 31, 2013.
(11)	Effective November 1, 2013, the Administrator has contractually agreed to observe, through October 31, 2014, an irrevocable waiver of a portion of its Administration Fees paid by Institutional Class, Class R6 and Administrative Class shares in the amount of 0.05% of the Fund’s average daily net assets attributable to these particular share classes. An identical waiver arrangement was in place for Institutional Class and Administrative Class shares of the Fund from November 1, 2012 through October 31, 2013.
(12)	Effective November 1, 2013, the Adviser has contractually agreed to observe, through October 31, 2014, an irrevocable waiver of a portion of the Investment Advisory Fee, which reduces the 0.90% contractual fee rate by 0.01% on net assets in excess of $2 billion, by an additional 0.015% on net assets in excess of $3 billion and by an additional 0.025% on net assets in excess of $5 billion, each based on the Fund’s average daily net assets.

Distribution and Servicing Fees.   Allianz Global Investors Distributors LLC (the “Distributor”), an affiliate of AGIFM, serves as the distributor of the Trust’s shares. The Funds are permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which they are incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to the Administrative Class may be expensed.

Pursuant to separate Distribution and Servicing Plans adopted by the A, B, C, D and R classes, the Distributor receives (i) in connection with the distribution of B, C, D and R class shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to A, B, C, D and R class shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

The Funds paid the Distributor distribution and/or servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class B
All Funds	0.75%	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

The Distributor also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and contingent deferred sales charges (“CDSC”) paid by the shareholders upon certain redemptions of Class A, B and C shares. For the year ended June 30, 2014, the Distributor received $236,262, representing commissions (sales charges) and CDSC.

Annual Report	| June 30, 2014	163

Notes to Financial Statements (cont’d)

June 30, 2014

Expenses.  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of the Investment Adviser or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of the Investment Adviser or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses, if any and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Amended and Restated Multi-Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The Funds may invest in other investment companies, including investment companies advised or sub-advised by the Investment Adviser or its affiliates. Investing in other investment companies involves certain additional expenses and tax results that would not be present in a direct investment in such other investment companies. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

The Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex. The Trust has adopted a deferred compensation plan (the “Plan”) for the Trustees, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the Plan. Under the Plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value of such fees as if they had been invested in a Fund or Funds selected by the Trustees on the normal payment dates for such fees. As a result of this arrangement, the Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

5.	EXPENSE LIMITATION

The Trust and the Investment Manager have entered into an Expense Limitation Agreement as indicated below:

	Class A	Class C	Class D	Class P	Institutional Class
AllianzGI Small-Cap Blend(1)	1.31%	2.06%	1.31%	1.06%	0.96%

(1)	Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Administrator to waive, through June 30, 2014, its administration fee and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses, including payment of organizational expenses (including both corporate organizational and initial offering expenses) but excluding interest, taxes, extraordinary expenses, and certain credits and other expenses, exceed the net expense ratios in the fee table. Under the Expense Limitation Agreement, the Administrator may recoup waived or reimbursed amounts until June 30, 2017, provided total expenses, including such recoupment, do not exceed the annual expenses limit.

6.	INVESTMENTS IN SECURITIES

For the year ended June 30, 2014, purchases and sales of investments, other than short-term securities were:

	Purchases	Sales
AllianzGI Emerging Markets Opportunities	$145,620,692	$159,861,078
AllianzGI Focused Growth	277,113,053	306,832,898
AllianzGI Global Natural Resources	43,485,739	43,380,581
AllianzGI Global Small-Cap	177,202,121	111,278,826
AllianzGI Income & Growth	2,889,839,876	2,011,490,000
AllianzGI International Managed Volatility	78,072,303	71,821,635
AllianzGI Mid-Cap	292,954,086	331,466,239
AllianzGI NFJ All-Cap Value	5,912,296	9,737,813
AllianzGI NFJ Dividend Value	2,270,929,247	3,042,438,063
AllianzGI NFJ International Value	1,039,029,818	1,347,304,187
AllianzGI NFJ Large-Cap Value	158,291,851	207,076,841
AllianzGI NFJ Mid-Cap Value	293,831,109	357,077,740

	Purchases	Sales
AllianzGI NFJ Small-Cap Value	$2,198,710,981	$3,492,779,720
AllianzGI Opportunity	196,709,956	222,971,346
AllianzGI Small-Cap Blend	11,918,206	6,807,508
AllianzGI Technology*	1,691,954,207	1,774,881,370
AllianzGI U.S. Managed Volatility	92,968,499	77,110,620
AllianzGI Wellness**	171,169,820	185,391,029

*	Securities sold short of $212,897,123; covers on securities sold short of $134,424,926.
**	Securities sold short of $886,291; covers on securities sold short of $2,183,130.

(a) Transactions in options written for the year ended June 30, 2014:

	AllianzGI Income & Growth:
	Contracts	Premiums
Options outstanding, June 30, 2013	17,550	$858,699
Options written	139,873	9,034,294
Options terminated in closing transactions	(42,820)	(2,963,332)
Options expired	(100,233)	(5,961,546)
Options exercised	(5)	(245)
Options outstanding, June 30, 2014	14,365	$967,870

164	June 30, 2014 |	Annual Report

	AllianzGI Technology:
	Contracts	Premiums
Options outstanding, June 30, 2013	70,930	$22,427,783
Options written	157,062	98,629,632
Options terminated in closing transactions	(89,216)	(64,701,453)
Options expired	(85,517)	(34,042,338)
Options exercised	(1,452)	(475,514)
Options outstanding, June 30, 2014	51,807	$21,838,110

7.	INCOME TAX INFORMATION

The tax character of dividends paid was:

	Period or Year Ended June 30, 2014				Year Ended June 30, 2013
	Ordinary Income(1)	15% Long-term Capital Gain	25% Long-term Capital Gain	Return of Capital	Ordinary Income(1)	15% Long-term Capital Gain
AllianzGI Emerging Markets Opportunities	$1,749,811	—	—	—	$1,939,637	—
AllianzGI Focused Growth	13,744,081	$35,641,256	—	—	—	$30,980,472
AllianzGI Global Natural Resources	251,777	—	—	—	188,278	—
AllianzGI Global Small-Cap	—	—	—	—	—	—
AllianzGI Income & Growth	154,008,850	—	—	—	95,199,152	6,123,721
AllianzGI International Managed Volatility	2,336,784	—	—	—	2,421,300	—
AllianzGI Mid-Cap	—	—	—	—	—	25,681,213
AllianzGI NFJ All-Cap Value	366,801	—	—	—	390,700	—
AllianzGI NFJ Dividend Value	192,999,075	—	—	—	212,870,786	—
AllianzGI NFJ International Value	59,897,577	—	—	—	46,236,108	—
AllianzGI NFJ Large-Cap Value	12,696,247	—	—	—	14,497,838	—
AllianzGI NFJ Mid-Cap Value	6,117,067	—	—	—	12,442,181	—
AllianzGI NFJ Small-Cap Value	139,198,515	781,874,850	—	—	101,427,173	410,112,825
AllianzGI Opportunity	6,755,393	—	—	—	38	5,368,683
AllianzGI Small-Cap Blend	61,963	—	—	—	—	—
AllianzGI Technology	4,998,861	82,839,296	—	—	—	54,332,945
AllianzGI U.S. Managed Volatility	851,066	912,119	—	—	577,226	2,317,644
AllianzGI Wellness	8,124,007	17,506,436	—	—	—	9,626,935

(1)	Includes short-term capital gains, if any.

Annual Report	| June 30, 2014	165

Notes to Financial Statements (cont’d)

June 30, 2014

At June 30, 2014, the components of distributable earnings were:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards(2)	Late Year Ordinary Loss(3)
					Post-October Capital Loss(4)
					Short-Term	Long-Term
AllianzGI Emerging Markets Opportunities	$1,889,110	—	$64,208,775	—	—	—
AllianzGI Focused Growth	9,233,612	$29,968,376	—	$607,804	—	—
AllianzGI Global Natural Resources	57,518	—	6,840,932	—	—	—
AllianzGI Global Small-Cap	—	—	14,528,838	313,028	$2,031,031	—
AllianzGI Income & Growth	92,798,744	5,620,422	—	—	—	—
AllianzGI International Managed Volatility	2,456,283	—	187,166,917	—	—	—
AllianzGI Mid-Cap	—	26,963,146	1,880,680	1,023,482	—	—
AllianzGI NFJ All-Cap Value	150,947	—	10,733,470	—	—	—
AllianzGI NFJ Dividend Value	—	—	1,316,993,521	—	—	—
AllianzGI NFJ International Value	26,549,629	—	180,782,160	—	1,244,969	—
AllianzGI NFJ Large-Cap Value	332,712	—	485,571,159	—	—	—
AllianzGI NFJ Mid-Cap Value	6,472,769	—	111,146,272	—	—	—
AllianzGI NFJ Small-Cap Value	173,374,328	828,064,428	—	—	—	—
AllianzGI Opportunity	10,099,817	1,979,560	—	165,876	—	—
AllianzGI Small-Cap Blend	313,214	1,371	—	—	—	—
AllianzGI Technology	53,600,221	99,578,187	—	6,100,907	—	—
AllianzGI U.S. Managed Volatility	4,248,658	2,016,942	2,039,584	—	—	—
AllianzGI Wellness	14,030,562	6,665,040	10,311,224	270,045	—	—

(2)	Capital loss carryforwards available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be disbursed.
(3)	Certain ordinary losses realized during the period November 1, 2013 through June 30, 2014, and/or other ordinary losses realized during the period January 1, 2014 through June 30, 2014, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(4)	Capital losses realized during the period November 1, 2013 through June 30, 2014 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

166	June 30, 2014 |	Annual Report

At June 30, 2014, capital loss carryforward amounts were:

								No Expiration(5)
	2016		2017		2018		2019	Short-Term	Long-Term
AllianzGI Emerging Markets Opportunities	—		$47,626,053	*	$16,582,722		—	—	—
AllianzGI Focused Growth	—		—		—		—	—	—
AllianzGI Global Natural Resources	—		194,381		6,646,551		—	—	—
AllianzGI Global Small-Cap	—		—		14,528,838		—	—	—
AllianzGI Income & Growth	—		—		—		—	—	—
AllianzGI International Managed Volatility	—		136,914,503		50,252,414		—	—	—
AllianzGI Mid-Cap	$1,880,680	*	—		—		—	—	—
AllianzGI NFJ All-Cap Value	—		2,512,493		8,220,977		—	—	—
AllianzGI NFJ Dividend Value	—		—		1,316,993,521		—	—	—
AllianzGI NFJ International Value	—		—		180,782,160		—	—	—
AllianzGI NFJ Large-Cap Value	36,486,075	*	37,111,699	*	411,973,385	*	—	—	—
AllianzGI NFJ Mid-Cap Value	—		—		111,146,272		—	—	—
AllianzGI NFJ Small-Cap Value	—		—		—		—	—	—
AllianzGI Opportunity	—		—		—		—	—	—
AllianzGI Small-Cap Blend	—		—		—		—	—	—
AllianzGI Technology	—		—		—		—	—	—
AllianzGI U.S. Managed Volatility	—		—		2,039,584	*	—	—	—
AllianzGI Wellness	—		5,155,612	*	5,155,612	*	—	—	—

*	Subject to limitations under IRC Sections 381-384
(5)	Carryforward amounts are subject to the provision of the Regulated Investment Company Modernization Act of 2010.

For the period or year ended June 30, 2014, the Funds had post-enactment capital loss carryforwards which were utilized as follows:

Utilized
	Short-Term	Long-Term
AllianzGI Emerging Markets Opportunities	—	—
AllianzGI Focused Growth	—	—
AllianzGI Global Natural Resources	$1,765,295	—
AllianzGI Global Small-Cap	—	—
AllianzGI Income & Growth	—	—
AllianzGI International Managed Volatility	1,541,080	—
AllianzGI Mid-Cap	—	—
AllianzGI NFJ All-Cap Value	—	—
AllianzGI NFJ Dividend Value	—	—
AllianzGI NFJ International Value	—	—
AllianzGI NFJ Large-Cap Value	—	—
AllianzGI NFJ Mid-Cap Value	—	—
AllianzGI NFJ Small-Cap Value	—	—
AllianzGI Opportunity	—	—
AllianzGI Small-Cap Blend	—	—
AllianzGI Technology	—	—
AllianzGI U.S. Managed Volatility	—	—
AllianzGI Wellness	—	—

Annual Report	| June 30, 2014	167

Notes to Financial Statements (cont’d)

June 30, 2014

For the period or year ended June 30, 2014, the Funds utilized and/or wrote off the following amounts of pre-enactment capital loss carryforwards:

	Utilized	Written-Off
AllianzGI Emerging Markets Opportunities	$6,136,379	—
AllianzGI Focused Growth	—	—
AllianzGI Global Natural Resources	1,824,114	—
AllianzGI Global Small-Cap	12,728,996	—
AllianzGI Income & Growth	—	—
AllianzGI International Managed Volatility	2,161,658	—
AllianzGI Mid-Cap	29,417,497	—
AllianzGI NFJ All-Cap Value	2,313,462	—
AllianzGI NFJ Dividend Value	619,477,488	—
AllianzGI NFJ International Value	205,874,738	—
AllianzGI NFJ Large-Cap Value	59,546,379	$3,230,482
AllianzGI NFJ Mid-Cap Value	104,705,904	—
AllianzGI NFJ Small-Cap Value	—	—
AllianzGI Opportunity	—	—
AllianzGI Small-Cap Blend	—	—
AllianzGI Technology	—	—
AllianzGI U.S. Managed Volatility	509,896	167,180
AllianzGI Wellness	2,577,806	—

For the period or year ended June 30, 2014, permanent “book-tax” adjustments were:

	Undistributed (Dividends in Excess of) Net Investment Income	Accumulated Net Realized Gain(Loss)	Paid-in Capital	Appreciation/ Depreciation
AllianzGI Emerging Markets Opportunities(b)(f)	$1,318	$(1,318)	—	—
AllianzGI Focused Growth(a)(d)(p)	55,958	15,063	$(71,021)	—
AllianzGI Global Natural Resources(b)(f)	(10,527)	10,527	—	—
AllianzGI Global Small-Cap(d)(f)(g)(q)	478,464	47,068	(523,504)	$(2,028)
AllianzGI Income & Growth(e)(g)(h)(i)(n)(t)	2,050,665	(1,426,533)	(390,132)	(234,000)
AllianzGI International Managed Volatility(b)(f)(o)	(44,213)	43,559	654	—
AllianzGI Mid-Cap(d)(m)	2,050,311	(2,050,311)	—
AllianzGI NFJ All-Cap Value(g)	945	(945)	—	—
AllianzGI NFJ Dividend Value(g)(c)	(165,510)	432,603	(267,093)	—
AllianzGI NFJ International Value(f)(j)(o)	731,226	(2,585,048)	1,853,822	—
AllianzGI NFJ Large-Cap Value(g)(k)	(82,869)	3,271,504	(3,230,482)	41,847
AllianzGI NFJ Mid-Cap Value(b)(e)(f)(g)	4,276,639	(4,436,760)	(5,017)	165,138
AllianzGI NFJ Small-Cap Value(f)(g)(m)	283,765	538,567	(283,846)	(538,486)
AllianzGI Opportunity(b)(d)(g)(l)(m)	942,793	(893,721)	(206)	(48,866)
AllianzGI Small-Cap Blend(e)(g)(l)(m)(r)	1,363	640	(54)	(1,949)
AllianzGI Technology(b)(f)(g)(s)	6,877,471	(6,877,471)	—	—
AllianzGI U.S. Managed Volatility(g)(k)	(5,380)	254,226	(250,770)	1,924
AllianzGI Wellness(f)(d)	773,169	(773,169)	—	—

These permanent “book-tax” differences were primarily attributable to:

(a)	Reclassification of distributions.
(b)	Reclassification of gains from securities classified as Passive Foreign Investment Companies (“PFICs”) for tax purposes.
(c)	Taxable overdistributions.
(d)	Net operating losses.
(e)	Reclassification of non-deductible expenses.
(f)	Reclassification of gains and losses from foreign currency transactions.
(g)	Reclassifications related to investments in Real Estate Investment Trusts (REITs).

168	June 30, 2014 |	Annual Report

(h)	Consent fees.
(i)	Reclassification due to convertible preferred securities.
(j)	Adjustments related to redemption-in-kind.
(k)	Capital loss carryover written off.
(l)	Open basis adjustment to paid-in capital.
(m)	Gain/Loss on Sale of partnership.
(n)	Reclassification of contingent debt.
(o)	Adjustment to prior year’s beginning balance.
(p)	Adjustments from target fund.
(q)	Distribution from partnerships.
(r	) Section 1231 gain reclass from royalty trust.
(s)	Reclassification of dividend expense.
(t)	Section 305 sales adjustment.

Net investment income, net realized gains or losses and net assets were not affected by these adjustments.

At June 30, 2014, the aggregate cost basis and the net unrealized appreciation (depreciation) of investments (before options written and securities sold short) for federal income tax purposes were:

	Federal Tax Cost Basis(6)	Unrealized Appreciation	Unrealized Deprecation	Net Unrealized Appreciation (Depreciation)
AllianzGI Emerging Markets Opportunities	$108,684,824	$18,837,359	$1,539,760	$17,297,599
AllianzGI Focused Growth	469,249,801	190,594,905	1,450,111	189,144,794
AllianzGI Global Natural Resources	41,993,986	10,942,246	293,746	10,648,500
AllianzGI Global Small-Cap	159,988,190	40,945,482	2,699,356	38,246,126
AllianzGI Income & Growth	2,469,122,709	53,733,640	63,652,952	(9,919,312)
AllianzGI International Managed Volatility	85,002,724	9,794,552	1,145,896	8,648,656
AllianzGI Mid-Cap	283,630,737	60,699,209	2,155,596	58,543,613
AllianzGI NFJ All-Cap Value	19,537,406	6,660,401	227,414	6,432,987
AllianzGI NFJ Dividend Value	7,029,618,076	2,501,074,316	135,390,670	2,365,683,646
AllianzGI NFJ International Value	2,805,625,001	481,755,806	116,188,163	365,567,643
AllianzGI NFJ Large-Cap Value	555,647,144	232,675,009	8,949,468	223,725,541
AllianzGI NFJ Mid-Cap Value	592,779,535	219,923,787	5,364,602	214,559,185
AllianzGI NFJ Small-Cap Value	5,681,715,978	2,366,903,833	76,698,490	2,290,205,343
AllianzGI Opportunity	95,766,456	12,343,082	2,462,577	9,880,505
AllianzGI Small-Cap Blend	5,605,191	931,479	110,049	821,430
AllianzGI Technology	884,879,192	403,469,278	2,293,995	401,175,283
AllianzGI U.S. Managed Volatility	74,276,386	5,328,909	417,779	4,911,130
AllianzGI Wellness	131,286,501	29,198,545	1,444,380	27,754,165

(6)	Differences, if any, between book and tax cost basis are primarily attributable to wash sale loss deferrals, PFIC mark-to-market, differing treatment of bond premium amortization, basis adjustments from convertible preferred stock, basis adjustments from investments in partnerships and Real Estate Investment Trusts (REITs).

Annual Report	| June 30, 2014	169

Notes to Financial Statements (cont’d)

June 30, 2014

8.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with $0.0001 par value. Changes in shares of beneficial interest were as follows:

	AllianzGI Emerging Markets Opportunities				AllianzGI Focused Growth
	Year ended June 30, 2014		Year ended June 30, 2013		Year ended June 30, 2014		Year ended June 30, 2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	115,822	$2,910,691	354,583	$9,088,144	736,378	$29,327,392	895,269	$29,641,745
Class B	—	—	—	—	5,264	156,757	2,473	61,906
Class C	59,569	1,452,956	60,956	1,520,889	235,887	7,142,483	163,468	4,205,256
Class D	286,649	7,734,913	170,528	4,360,495	160,957	5,556,817	43,734	1,286,600
Class R	—	—	—	—	129,679	4,210,304	122,504	3,393,043
Class P	23,094	584,300	28,992	725,611	100,852	3,209,603	71,988	1,986,928
Institutional Class	827,558	20,967,587	1,274,069	32,810,737	582,346	21,876,474	502,848	15,738,401
Administrative Class	—	—	—	—	23,324	844,784	138,158	4,213,338

Issued in reinvestment of dividends and distributions:
Class A	12,988	325,597	16,053	414,822	477,553	18,222,097	356,201	11,099,231
Class B	—	—	—	—	6,199	180,903	6,643	163,419
Class C	2,521	61,677	4,114	103,668	625,037	18,244,825	461,482	11,352,458
Class D	6,187	157,714	9,868	258,830	20,002	659,991	14,751	402,259
Class R	—	—	—	—	40,368	1,253,544	43,256	1,119,897
Class P	439	10,844	837	21,295	32,222	1,002,644	20,050	517,097
Institutional Class	42,670	1,072,301	37,971	984,956	88,610	3,153,042	61,100	1,778,011
Administrative Class	—	—	—	—	12,200	413,707	29,186	815,456

Issued in reorganization:
Class A	—	—	—	—	487,872	20,174,345	—	—
Class B	—	—	—	—	16,663	525,521	—	—
Class C	—	—	—	—	185,803	5,860,709	—	—
Class D	—	—	—	—	117,075	4,178,883	—	—
Class R	—	—	—	—	1,027	34,545	—	—
Class P	—	—	—	—	11,088	372,775	—	—
Institutional Class	—	—	—	—	879,508	33,833,693	—	—
Administrative Class	—	—	—	—	27,643	1,017,070	—	—

Cost of shares redeemed:
Class A	(483,687)	(12,206,032)	(689,202)	(17,348,552)	(987,381)	(39,297,899)	(6,117,516)	(203,176,857)
Class B	—	—	—	—	(47,249)	(1,456,882)	(56,817)	(1,507,258)
Class C	(261,039)	(6,360,930)	(301,880)	(7,248,230)	(748,479)	(22,833,495)	(982,480)	(25,898,351)
Class D	(154,258)	(3,943,667)	(572,144)	(14,421,194)	(70,678)	(2,420,557)	(149,350)	(4,386,042)
Class R	—	—	—	—	(147,319)	(4,773,558)	(361,653)	(9,845,331)
Class P	(55,731)	(1,375,017)	(80,488)	(1,958,009)	(55,758)	(1,806,174)	(112,766)	(3,117,557)
Institutional Class	(1,167,342)	(29,108,248)	(2,741,111)	(67,763,731)	(258,620)	(9,632,432)	(330,743)	(10,333,307)
Administrative Class	—	—	—	—	(26,783)	(959,855)	(347,773)	(10,317,158)
Net increase (decrease) resulting from Fund share transactions	(744,560)	$(17,715,314)	(2,426,854)	$(58,450,269)	2,661,290	$98,272,056	(5,525,987)	$(180,806,816)

*	Actual amount rounds to less than 1 share.

170	June 30, 2014 |	Annual Report

AllianzGI Global Natural Resources				AllianzGI Global Small-Cap
Year ended June 30, 2014		Year ended June 30, 2013		Year ended June 30, 2014		Year ended June 30, 2013
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

165,753	$3,122,110	144,345	$2,313,837	564,697	$22,961,090	218,271	$7,111,294
—	—	—	—	711	25,958	980	27,704
11,464	200,955	12,457	192,448	251,796	9,461,275	53,621	1,565,466
43,680	809,511	19,824	324,786	771,496	31,536,689	170,568	5,487,277
—	—	—	—	—	—	—	—
42,840	796,908	3,748	61,025	389,547	16,951,278	32,928	1,130,963
416,392	7,798,757	694,720	11,416,206	965,179	40,951,441	525,073	17,847,495
—	—	—	—	—	—	—	—

1,182	21,579	1,270	20,470	—	—	—	—
—	—	—	—	—	—	—	—
— *	2	— *	3	—	—	—	—
597	10,900	292	4,710	—	—	—	—
—	—	—	—	—	—	—	—
140	2,584	67	1,100	—	—	—	—
10,855	201,569	9,411	154,250	—	—	—	—
—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

(136,271)	(2,513,112)	(222,167)	(3,550,164)	(251,633)	(10,206,687)	(203,386)	(6,361,998)
—	—	—	—	(21,679)	(802,183)	(82,560)	(2,342,530)
(79,030)	(1,398,330)	(146,234)	(2,229,984)	(60,286)	(2,239,295)	(105,980)	(2,983,313)
(41,489)	(767,060)	(83,172)	(1,336,672)	(467,499)	(18,954,021)	(287,741)	(8,653,309)
—	—	—	—	—	—	—	—
(7,087)	(134,828)	(17,412)	(281,179)	(54,000)	(2,331,191)	(11,965)	(370,629)
(416,984)	(7,981,996)	(643,272)	(10,552,081)	(448,382)	(19,210,572)	(100,775)	(3,342,696)
—	—	—	—	—	—	—	—
12,042	$169,549	(226,123)	$(3,461,245)	1,639,947	$68,143,782	209,034	$9,115,724

Annual Report	| June 30, 2014	171

Notes to Financial Statements (cont’d)

June 30, 2014

	AllianzGI Income & Growth				AllianzGI International Managed Volatility
	Year ended June 30, 2014		Year ended June 30, 2013		Year ended June 30, 2014		Year ended June 30, 2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	35,107,466	$444,731,907	16,308,507	$196,255,459	415,286	$5,900,377	281,881	$3,747,692
Class B	—	—	—	—	—	—	—	—
Class C	37,585,296	457,899,572	16,236,233	188,729,872	13,310	191,213	22,725	299,180
Class D	1,894,600	24,061,742	955,700	11,513,369	9,980	142,650	11,890	161,140
Class R	65,286	828,343	193,155	2,331,000	615	8,581	1,133	15,034
Class P	22,374,824	287,359,130	10,122,516	123,050,959	8,323	119,414	13,780	181,565
Institutional Class	5,551,738	71,514,926	4,280,049	51,943,237	1,300,572	18,243,429	1,500,608	20,275,855
Administrative Class	—	—	—	—	—	—	—	—

Issued in reinvestment of dividends and distributions:
Class A	3,825,102	48,463,712	2,513,295	29,936,476	20,962	289,488	35,013	453,419
Class B	—	—	—	—	—	—	—	—
Class C	3,791,661	46,109,818	2,411,564	27,802,288	12,748	175,538	23,543	303,705
Class D	261,979	3,329,829	247,184	2,945,732	1,948	26,827	2,599	33,555
Class R	20,918	266,009	15,133	181,371	102	1,387	260	3,317
Class P	1,267,934	16,263,269	857,281	10,300,252	675	9,226	766	9,822
Institutional Class	930,272	11,962,690	860,444	10,376,113	116,430	1,597,425	109,665	1,411,382
Administrative Class*	—	—	—	—	19	274	26	345

Cost of shares redeemed:
Class A	(11,664,034)	(147,712,257)	(9,692,483)	(115,786,804)	(412,886)	(5,909,175)	(452,714)	(6,026,297)
Class B	—	—	—	—	—	—	—	—
Class C	(7,601,837)	(92,277,735)	(7,376,198)	(85,147,769)	(177,646)	(2,521,830)	(245,054)	(3,230,653)
Class D	(863,506)	(10,930,863)	(1,792,603)	(21,423,926)	(14,980)	(214,411)	(10,925)	(143,742)
Class R	(9,777)	(126,091)	(112,551)	(1,348,436)	(3,955)	(55,886)	(232)	(3,192)
Class P	(7,379,863)	(94,319,016)	(6,942,977)	(84,475,387)	(13,722)	(195,060)	(23,623)	(311,065)
Institutional Class	(4,457,516)	(57,568,618)	(3,907,500)	(47,548,988)	(848,211)	(12,125,490)	(910,644)	(12,067,991)
Administrative Class*	—	—	—	—	(710)	(11,494)	—	—
Net increase (decrease) resulting from Fund share transactions	80,700,543	$1,009,856,367	25,176,749	$299,634,818	428,860	$5,672,483	360,697	$5,113,072

*	The Administrative Class of AllianzGI International Managed Volatility and AllianzGI NFJ All-Cap Value liquidated on May 21, 2014

172	June 30, 2014 |	Annual Report

AllianzGI Mid-Cap				AllianzGI NFJ All-Cap Value
Year ended June 30, 2014		Year ended June 30, 2013		Year ended June 30, 2014		Year ended June 30, 2013
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

1,396,486	$5,092,041	1,938,118	$5,730,357	177,941	$2,488,455	165,142	$1,940,421
4,960	16,240	12,353	34,212	5	61	431	5,159
483,849	1,608,941	1,210,459	3,066,448	83,579	1,124,702	78,884	871,879
54,917	203,147	47,634	146,568	12,043	165,747	245,343	2,941,143
129,106	459,937	509,782	1,493,667	—	—	—	—
21,412	89,492	33,132	107,686	76,715	1,090,913	158,515	1,891,012
1,453,096	5,709,646	2,630,455	8,375,668	20,845	314,320	21,901	272,793
143,834	535,085	67,263	205,189	—	—	—	—

—	—	2,255,596	6,022,441	13,662	191,539	17,001	191,263
—	—	49,392	121,505	103	1,425	388	4,279
—	—	4,720,575	11,565,408	4,411	59,200	5,995	64,620
—	—	32,861	89,382	1,116	15,910	2,104	23,984
—	—	48,158	128,583	—	—	—	—
—	—	12,226	35,213	3,524	50,388	4,019	46,054
—	—	1,385,993	3,991,661	822	12,286	761	9,117
—	—	33,282	92,191	29	426	36	422

(4,141,546)	(15,132,242)	(8,187,892)	(23,747,553)	(267,465)	(3,839,313)	(368,835)	(4,259,055)
(196,164)	(647,966)	(514,116)	(1,392,791)	(16,339)	(219,004)	(23,514)	(263,107)
(6,490,821)	(21,389,134)	(11,687,023)	(31,424,823)	(114,910)	(1,529,567)	(159,251)	(1,750,802)
(71,605)	(261,289)	(257,536)	(790,397)	(50,345)	(716,646)	(240,257)	(2,973,509)
(163,872)	(585,598)	(277,402)	(816,120)	—	—	—	—
(17,698)	(70,505)	(197,157)	(614,846)	(183,296)	(2,714,864)	(159,540)	(1,910,915)
(2,890,060)	(11,162,817)	(11,560,915)	(35,024,913)	(2,315)	(35,207)	(12,473)	(153,581)
(460,316)	(1,744,187)	(890,865)	(2,658,468)	(1,871)	(28,977)	—	—
(10,744,422)	$(37,279,209)	(18,585,627)	$(55,263,732)	(241,746)	$(3,568,206)	(263,350)	$(3,048,823)

Annual Report	| June 30, 2014	173

Notes to Financial Statements (cont’d)

June 30, 2014

	AllianzGI NFJ Dividend Value				AllianzGI NFJ International Value
	Year ended June 30, 2014		Year ended June 30, 2013		Year ended June 30, 2014		Year ended June 30, 2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	21,008,939	$325,672,558	25,398,246	$338,264,116	11,412,039	$259,386,482	17,207,753	$366,203,748
Class B	4,074	64,407	13,090	172,716	—	—	—	—
Class C	1,962,751	30,812,445	2,889,882	38,246,704	932,703	21,020,789	1,836,481	38,262,209
Class D	3,358,195	52,670,107	4,070,512	53,421,008	1,236,854	28,214,162	3,060,006	64,890,686
Class R	2,381,945	36,675,696	3,608,322	47,329,695	540,897	12,273,800	577,462	12,221,441
Class P	22,323,348	349,553,957	36,849,185	492,010,023	6,289,363	144,116,220	9,912,471	210,844,300
Institutional Class	49,116,569	774,426,472	85,358,784	1,101,038,094	19,402,693	439,157,704	27,454,079	581,199,742
Administrative Class	7,181,757	113,555,832	11,791,216	152,269,045	364,919	8,233,026	1,872,421	36,867,025
Class R6	56,035 †	927,509 †	—	—	59,390 †	1,417,319 †	—	—

Issued in reinvestment of dividends and distributions:
Class A	2,116,520	33,554,902	2,593,973	34,592,737	629,912	14,688,660	495,440	10,325,831
Class B	6,957	109,964	14,596	199,324	—	—	—	—
Class C	278,625	4,451,911	271,294	3,699,323	82,884	1,920,239	47,237	967,436
Class D	326,482	5,190,886	418,187	5,621,551	78,735	1,832,599	84,623	1,760,823
Class R	290,964	4,597,871	358,073	4,780,742	17,188	403,290	9,295	194,143
Class P	952,649	15,166,470	1,159,206	15,523,329	105,761	2,480,017	89,006	1,870,043
Institutional Class	5,629,241	89,608,436	7,539,548	100,744,945	1,207,904	28,218,938	1,073,049	22,570,658
Administrative Class	1,109,908	17,757,290	1,775,515	23,819,720	14,158	332,053	30,003	628,858
Class R6	334 †	5,724 †	—	—	493 †	12,062 †	—	—

Cost of shares redeemed:
Class A	(30,415,682)	(473,629,973)	(48,568,101)	(631,903,789)	(14,951,090)	(340,518,390)	(13,062,958)	(273,022,267)
Class B	(1,088,110)	(17,030,364)	(1,266,467)	(16,583,682)	—	—	—	—
Class C	(4,950,980)	(77,628,271)	(7,257,648)	(95,000,088)	(2,138,941)	(47,989,971)	(2,070,625)	(42,910,076)
Class D	(7,950,721)	(124,999,997)	(7,575,838)	(99,613,086)	(3,133,740)	(70,474,634)	(2,646,753)	(55,435,294)
Class R	(5,211,621)	(80,137,760)	(5,123,686)	(66,898,710)	(265,591)	(6,103,757)	(180,057)	(3,830,750)
Class P	(27,016,413)	(429,111,077)	(44,049,080)	(565,180,991)	(7,768,380)	(176,059,652)	(7,430,412)	(158,562,304)
Institutional Class	(81,692,763)	(1,284,944,186)	(83,944,077)	(1,105,920,797)	(26,114,207)	(597,993,896)	(12,596,671)	(266,522,557)
Administrative Class	(18,407,919)	(290,871,199)	(32,967,735)	(440,859,666)	(1,493,055)	(33,207,361)	(154,940)	(3,273,568)
Class R6	(53)†	(886)†	—	—	(521)†	(12,554)†	—	—
Net increase (decrease) resulting from Fund share transactions	(58,628,969)	$(923,551,276)	(46,643,003)	$(610,227,737)	(13,489,632)	$(308,652,855)	25,606,910	$545,250,127

†	For the period December 19, 2013 (commencement of operations) through June 30, 2014. “Shares sold” includes shares sold to AFI.
*	Actual amount rounds to less than 1 share.

174	June 30, 2014 |	Annual Report

AllianzGI NFJ Large-Cap Value				AllianzGI NFJ Mid-Cap Value
Year ended June 30, 2014		Year ended June 30, 2013		Year ended June 30, 2014		Year ended June 30, 2014
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

570,795	$11,073,119	953,174	$15,136,281	763,903	$17,744,786	1,317,010	$24,317,284
235	4,549	4,053	60,866	1	60	1,235	19,739
128,891	2,520,613	210,742	3,403,026	146,203	2,879,091	203,287	3,269,461
70,692	1,389,146	85,431	1,391,807	28,845	672,379	59,922	1,154,240
185,514	3,696,507	95,257	1,540,159	116,114	2,359,789	136,000	2,286,832
119,198	2,340,507	203,281	3,293,343	117,040	2,334,246	533,576	8,321,991
3,417,379	66,361,288	3,859,661	62,846,767	1,175,172	28,620,882	982,087	19,570,447
52,780	1,029,626	63,010	1,037,845	27,859	652,448	39,098	752,964
—	—	—	—	—	—	—	—

128,140	2,529,777	198,852	3,218,835	150,371	3,479,584	367,647	6,753,676
1,151	22,701	1,729	28,876	55	1,137	— *	3
35,839	709,939	36,966	614,553	36,281	715,463	153,436	2,408,952
30,163	601,170	29,153	487,278	4,227	99,004	9,248	171,833
6,652	132,631	9,347	152,113	5,425	110,779	14,154	229,855
7,399	148,191	11,781	192,999	1,507	29,451	3,222	50,065
394,179	7,797,812	549,949	8,912,653	42,226	1,031,595	65,968	1,278,450
5,357	106,518	9,805	159,484	2,063	49,064	4,735	89,300
—	—	—	—	—	—	—	—

(1,897,848)	(36,728,327)	(3,095,712)	(49,504,728)	(3,040,632)	(70,152,271)	(5,103,290)	(95,020,851)
(115,008)	(2,250,663)	(374,918)	(5,788,835)	(118,577)	(2,403,242)	(592,812)	(9,390,245)
(776,771)	(15,079,024)	(1,821,530)	(28,784,545)	(1,400,098)	(27,433,595)	(2,195,144)	(34,903,104)
(429,041)	(8,352,699)	(659,493)	(10,482,874)	(109,110)	(2,551,386)	(264,591)	(4,934,084)
(130,395)	(2,558,225)	(285,906)	(4,647,876)	(203,922)	(4,104,282)	(263,728)	(4,333,992)
(136,195)	(2,692,380)	(368,054)	(6,058,254)	(197,897)	(3,899,387)	(375,339)	(5,896,400)
(4,272,074)	(82,757,715)	(5,231,829)	(83,866,770)	(959,084)	(23,772,300)	(829,999)	(16,742,658)
(144,086)	(2,759,179)	(150,460)	(2,469,764)	(67,528)	(1,598,347)	(84,697)	(1,623,239)
—	—	—	—	—	—	—	—
(2,747,054)	$(52,714,118)	(5,665,711)	$(89,126,761)	(3,479,556)	$(75,135,052)	(5,818,975)	$(102,169,481)

Annual Report	| June 30, 2014	175

Notes to Financial Statements (cont’d)

June 30, 2014

	AllianzGI NFJ Small-Cap Value				AllianzGI Opportunity
	Year ended June 30, 2014		Year ended June 30, 2013		Year ended June 30, 2014		Year ended June 30, 2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	8,471,202	$284,300,530	10,524,550	$318,320,663	63,000	$1,869,752	119,218	$2,934,849
Class B	6,451	200,298	4,916	136,263	84	1,685	56	906
Class C	326,104	9,998,669	205,245	5,553,269	40,256	817,043	43,351	743,476
Class D	90,025	3,157,475	127,380	3,980,846	2,929	64,627	18,354	320,765
Class R	691,134	24,128,037	712,561	22,327,905	6,003	127,751	929	16,566
Class P	513,309	18,018,402	314,617	9,883,213	13,024	282,255	26,202	476,339
Institutional Class	16,145,906	579,859,990	23,216,625	745,056,697	47,863	1,205,203	719,851	14,885,332
Administrative Class	5,253,254	177,162,051	6,623,411	201,565,518	7,754	186,388	5,702	116,006
Class R6	759,674 †	27,284,967 †	—	—	—	—	—	—

Issued in reinvestment of dividends and distributions:
Class A	7,283,270	234,284,639	4,689,807	132,881,663	74,162	2,162,569	57,541	1,325,750
Class B	27,980	868,721	21,033	575,251	1,574	31,568	1,825	29,799
Class C	971,412	29,433,550	622,139	16,707,795	157,170	3,151,253	107,225	1,749,912
Class D	411,188	13,642,853	277,384	8,076,599	2,160	46,056	1,244	21,338
Class R	453,710	15,037,307	288,765	8,389,986	601	12,324	112	1,865
Class P	167,758	5,710,228	222,538	6,630,583	959	20,481	1,437	24,632
Institutional Class	11,965,914	409,324,483	7,013,214	209,921,130	19,811	487,947	84,263	1,649,022
Administrative Class*	4,542,865	146,022,121	3,138,102	88,874,694	720	17,057	481	9,095

Cost of shares redeemed:
Class A	(18,828,703)	(635,527,987)	(21,529,982)	(649,677,817)	(355,172)	(10,459,653)	(744,455)	(18,567,700)
Class B	(97,940)	(3,188,374)	(165,003)	(4,788,895)	(11,668)	(237,084)	(39,067)	(692,347)
Class C	(1,749,065)	(55,822,521)	(2,317,972)	(66,301,753)	(411,301)	(8,361,201)	(675,845)	(11,866,339)
Class D	(767,970)	(26,624,468)	(938,467)	(28,827,004)	(10,343)	(228,912)	(23,850)	(429,915)
Class R	(1,557,523)	(53,840,959)	(1,919,441)	(58,829,348)	(6,472)	(133,557)	(7,131)	(135,123)
Class P	(1,915,021)	(71,291,793)	(764,445)	(24,062,795)	(22,565)	(493,471)	(62,668)	(1,168,621)
Institutional Class	(32,916,021)	(1,169,312,990)	(18,610,130)	(592,096,516)	(295,463)	(7,274,619)	(2,750,897)	(59,135,717)
Administrative Class*	(13,016,932)	(440,107,627)	(16,742,555)	(507,352,494)	(11,648)	(283,058)	(11,531)	(241,315)
Class R6	(12,554)†	(461,196)†	—	—	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	(12,780,573)	$(477,743,594)	(4,985,708)	$(153,054,547)	(686,562)	$(16,987,596)	(3,127,653)	$(67,931,425)

**	Commencement of operations.
†	For the period December 19, 2013 (commencement of operations) through June 30, 2014. “Shares sold” includes shares sold to AFI.
*	The Administrative Class of AllianzGI U.S. Managed Volatility liquidated on May 21, 2014

176	June 30, 2014 |	Annual Report

AllianzGI Small-Cap Blend		AllianzGI Technology				AllianzGI U.S. Managed Volatility
Period from July 1, 2013** through June 30, 2014		Year ended June 30, 2014		Year ended June 30, 2013		Year ended June 30, 2014		Year ended June 30, 2013
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

4,944	$85,672	1,187,724	$70,527,605	981,461	$46,835,507	538,380	$7,416,776	375,792	$5,050,323
—	—	217	10,955	236	9,794	431	5,510	2,130	25,184
5,479	97,069	164,999	8,701,318	110,358	4,699,823	10,702	140,181	26,629	326,727
703	12,500	1,221,198	71,603,092	1,212,475	56,351,822	169,472	2,412,855	99,535	1,329,555
—	—	—	—	—	—	—	—	—	—
—	—	274,847	17,303,793	165,593	8,195,148	10,995	158,092	20,673	283,180
5,384	95,769	1,962,336	123,170,004	1,480,968	73,079,702	1,836,788	26,934,843	2,930,801	40,366,282
—	—	281,527	17,303,958	127,169	6,151,476	—	—	—	—
—	—	—	—	—	—	—	—	—	—

29	498	355,666	20,226,739	290,123	12,895,960	11,221	154,834	43,015	522,345
—	—	3,784	192,226	5,613	226,556	382	4,879	5,597	62,682
36	611	168,201	8,541,271	141,949	5,726,212	2,372	30,239	17,884	200,407
6	102	225,962	12,687,793	165,651	7,277,057	1,177	16,266	5,832	70,674
—	—	—	—	—	—	—	—	—	—
6	115	45,184	2,697,503	39,533	1,833,555	132	1,884	191	2,397
3,525	60,637	575,113	34,558,566	441,929	20,602,736	92,080	1,316,721	123,264	1,549,039
—	—	77,302	4,525,241	59,526	2,715,561	42	593	194	2,381

(21)	(378)	(1,450,703)	(85,946,618)	(1,823,964)	(85,860,213)	(159,461)	(2,237,674)	(278,305)	(3,760,854)
—	—	(26,585)	(1,403,492)	(62,988)	(2,687,104)	(30,974)	(406,041)	(30,470)	(382,427)
(4,027)	(69,828)	(358,522)	(18,838,814)	(560,252)	(23,895,602)	(31,594)	(411,199)	(90,709)	(1,113,193)
—	—	(1,797,223)	(104,491,073)	(1,236,452)	(56,688,316)	(227,010)	(3,196,039)	(52,296)	(706,210)
—	—	—	—	—	—	—	—	—	—
—	—	(278,072)	(17,111,964)	(328,101)	(15,909,743)	(16,577)	(239,306)	(9,648)	(127,852)
—	—	(1,946,631)	(121,509,024)	(2,335,193)	(114,439,158)	(1,076,634)	(15,690,839)	(540,457)	(7,447,994)
—	—	(306,333)	(18,740,621)	(288,565)	(13,922,115)	(1,541)	(22,984)	—	—
—	—	—	—	—	—	—	—	—	—
16,064	$282,767	379,991	$24,008,458	(1,412,931)	$(66,801,342)	1,130,383	$16,389,591	2,649,652	$36,252,646

Annual Report	| June 30, 2014	177

Notes to Financial Statements (cont’d)

June 30, 2014

	AllianzGI Wellness
	Year ended June 30, 2014		Year ended June 30, 2013
	Shares	Amount	Shares	Amount
Shares sold:
Class A	166,047	$5,318,373	225,548	$6,634,507
Class B	1,699	44,291	1,482	37,924
Class C	75,681	2,152,406	55,308	1,455,540
Class D	94,649	3,048,135	153,837	4,533,449
Issued in reinvestment of dividends and distributions:
Class A	134,698	3,860,430	52,672	1,423,732
Class B	3,853	96,900	2,311	56,587
Class C	62,051	1,561,818	20,033	490,601
Class D	663,246	19,001,967	268,178	7,246,175
Cost of shares redeemed:
Class A	(166,983)	(5,341,797)	(263,898)	(7,667,901)
Class B	(11,254)	(330,294)	(35,213)	(936,422)
Class C	(73,530)	(2,049,777)	(61,559)	(1,618,564)
Class D	(545,471)	(17,392,544)	(648,970)	(19,065,707)
Net increase (decrease) resulting from Fund share transactions	404,686	$9,969,908	(230,271)	$(7,410,079)

178	June 30, 2014 |	Annual Report

9.	SIGNIFICANT ACCOUNT HOLDERS

From time to time, a Fund may have a concentration of shareholders, which may include the Investment Adviser or affiliates of the Investment Adviser, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact to a Fund.

At June 30, 2014, the ownership percentage of significant account-holders (owners of 5% or greater of each respective Fund’s outstanding shares) were as follows:

	Unaffiliated		Affiliated
	Number of Account Holders	Approximate Ownership	AFI	AllianzGI Global Allocation Fund*
AllianzGI Emerging Markets Opportunities	5	62%	—	—
AllianzGI Focused Growth	5	54%	—	—
AllianzGI Global Natural Resources	3	45%	—	8%
AllianzGI Global Small-Cap	8	73%	—	—
AllianzGI Income & Growth	7	79%	—	—
AllianzGI International Managed Volatility	4	54%	—	9%
AllianzGI Mid-Cap	6	55%	—	—
AllianzGI NFJ All-Cap Value	7	75%	—	—
AllianzGI NFJ Dividend Value	5	57%	—	—
AllianzGI NFJ International Value	5	59%	—	—
AllianzGI NFJ Large-Cap Value	3	48%	—	—
AllianzGI NFJ Mid-Cap Value	6	53%	—	—
AllianzGI NFJ Small-Cap Value	4	52%	—	—
AllianzGI Opportunity	5	51%	—	—
AllianzGI Small-Cap Blend	—	—	96%	—
AllianzGI Technology	3	33%	—	—
AllianzGI U.S. Managed Volatility	4	47%	—	11%
AllianzGI Wellness	4	60%	—	—

*	An investment series of the Allianz Funds Multi-Strategy Trust.

10.	AFFILIATED TRANSACTIONS

An affiliate includes any company in which a Sub-Adviser’s advised accounts owns 5% or more of a company’s outstanding voting securities at any point during the fiscal year. The table below represents transactions in and earnings from these affiliated issuers during the year ended June 30, 2014:

AllianzGI Emerging Markets Opportunities:
	Market Value 6/30/2013	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 6/30/2014	Dividend Income	Net Realized Gain(Loss)
Infineon Technologies AG	$—	$1,241,291	$—	$(26,319)	$1,214,972	$—	$—

AllianzGI Focused Growth:
	Market Value 6/30/2013	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 6/30/2014	Dividend Income	Net Realized Gain(Loss)
Yelp, Inc.†	$—	$11,733,706	$—	$1,927,603	$13,661,309	$—	$—

Annual Report	| June 30, 2014	179

Notes to Financial Statements (cont’d)

June 30, 2014

AllianzGI Global Small-Cap:
	Market Value 6/30/2013	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 6/30/2014	Dividend Income	Net Realized Gain(Loss)
AMS AG	$—	$1,315,069	$—	$100,794	$1,415,863	$9,054	$—
Aareal Bank AG	596,927	603,021	417,490	626,090	1,452,351	23,807	81,669
Aveva Group PLC†	481,762	373,264	793,265	—	—	9,166	120,971
Bechtle AG	353,772	1,243,207	407,360	47,215	1,272,749	16,442	107,060
Burckhardt Compression Holding AG†	637,315	445,531	1,266,955	—	—	9,883	288,071
CANCOM SE	—	1,207,327	—	109,189	1,316,516	10,307	—
China Everbright International Ltd.†	464,001	203,173	434,150	442,794	624,458	5,179	228,614
Curtiss-Wright Corp.†	—	948,205	15,728	316,754	1,249,049	7,595	(182)
DSV A/S†	467,519	23,116	530,940	—	—	—	57,279
Elekta AB†	439,527	—	446,677	—	—	—	202,668
GameLoft SE	—	1,290,591	—	(61,895)	1,228,696	—	—
Ju Teng International Holdings Ltd.	430,821	386,657	333,290	231,867	727,835	21,827	29,030
Mentor Graphics Corp.	443,785	351,938	—	84,464	829,151	6,244	—
Pfeiffer Vacuum Technology AG†	607,337	—	614,073	—	—	—	(61,875)
Rotork PLC†	672,471	628,831	—	344,590	1,398,462	18,992	—
Schoeller-Bleckmann Oilfield Equipment AG	629,210	567,287	—	451,759	1,436,763	16,776	—
SimCorp A/S	766,537	554,870	—	344,517	1,426,023	20,497	—
Spectris PLC†	—	683,017	707,480	—	—	2,961	24,463
Spirax-Sarco Engineering PLC†	769,799	768,296	—	274,553	1,624,627	29,667	—
Tiangong International Co., Ltd.†	394,807	51,457	404,181	—	—	—	(43,430)
Trelleborg AB†	—	1,042,529	1,208,347	—	—	22,900	165,818
Unit 4 NV†	424,473	279,274	1,033,362	—	—	—	383,712
United Internet AG†	594,359	104,486	982,609	—	—	—	375,017
Vacon PLC	728,647	570,597	—	372,203	1,493,746	27,009	—
Victrex PLC†	474,588	774,922	—	28,220	1,331,320	24,690	—
Totals	$10,377,657	$14,416,665	$9,595,907	$3,713,114	$18,827,609	$282,996	$1,958,885

AllianzGI International Managed Volatility:
	Market Value 6/30/2013	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 6/30/2014	Dividend Income	Net Realized Gain(Loss)
Fresenius SE & Co. KGaA†	$—	$1,585,892	$2,744	$127,716	$1,711,182	$12,456	$318

AllianzGI Mid-Cap:
	Market Value 6/30/2013	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 6/30/2014	Dividend Income	Net Realized Gain(Loss)
Yelp, Inc.†	$—	$5,941,932	$1,562,175	$1,454,165	$6,245,969	$—	$412,047

AllianzGI NFJ Dividend Value:
	Market Value 6/30/2013	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 6/30/2014	Dividend Income	Net Realized Gain(Loss)
AllianzGI Money Market Fund, Institutional II Class†	$25,000,000	$—	$25,000,000	$—	$—	$8,109	$—

AllianzGI NFJ International Value:
	Market Value 6/30/2013	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 6/30/2014	Dividend Income	Net Realized Gain(Loss)
Cia Paranaense de Energia†	$27,649,665	$18,403,567	$304,440	$(12,629,927)	$53,949,700	$3,042,101	$(143,143)

180	June 30, 2014 |	Annual Report

AllianzGI NFJ Small-Cap Value:
	Market Value 6/30/2013	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 6/30/2014	Dividend Income	Net Realized Gain(Loss)
A Schulman, Inc.†	$34,363,447	$851,057	$1,402,172	$20,323,334	$48,988,859	$1,020,583	$577,036
AAR Corp.	—	61,521,594	—	(2,278,618)	59,242,976	142,440	—
Alliant Techsystems, Inc.†	113,170,818	—	80,272,619	47,147,332	94,333,918	1,071,273	30,750,043
AllianzGI Money Market Fund, Institutional II Class†	25,000,000	—	25,000,000	—	—	8,109	—
Altisource Residential Corp.	—	81,480,050	—	(9,829,898)	71,650,152	2,014,270	—
Andersons, Inc.	60,437,138	2,779,280	11,885,880	40,167,064	78,763,949	685,747	6,351,880
Arctic Cat, Inc.	—	42,030,806	323,337	(4,471,335)	37,196,712	187,735	(39,422)
Barnes Group, Inc.†	64,208,590	—	70,281,481	—	—	35,530	34,677,595
Brink’s Co.†	53,119,473	1,056,410	5,768,553	4,950,497	54,442,024	789,830	627,041
Bristow Group, Inc.†	102,931,256	—	8,127,600	55,218,368	118,269,540	1,592,565	3,442,083
Buckeye Technologies, Inc.†	57,782,400	—	58,500,000	—	—	140,400	10,043,322
Cal-Maine Foods, Inc.	51,867,952	3,507,362	9,021,993	42,797,310	75,026,486	1,020,451	3,987,176
Cash America International, Inc.	71,549,085	7,394,992	654,137	24,349,411	77,303,357	240,463	326,670
Commercial Metals Co.	75,544,119	2,229,243	—	7,882,277	91,126,764	2,508,948	—
Curtiss-Wright Corp.†	73,782,161	—	90,248,803	19,685,371	38,089,311	540,753	44,250,566
Group 1 Automotive, Inc.	69,450,732	—	8,092,883	43,126,217	82,244,489	678,437	3,971,252
Home Loan Servicing Solutions Ltd.	70,196,145	7,412,593	—	290,310	74,331,646	5,527,775	—
Innophos Holdings, Inc.	50,835,109	5,054,310	—	37,915,676	67,679,292	1,787,915	—
Mentor Graphics Corp.	69,527,503	7,386,868	6,077,688	13,036,112	79,062,549	716,727	1,322,339
Meredith Corp.†	91,613,908	27,751,829	85,477,874	5,210,069	41,235,702	1,418,623	30,156,721
Neenah Paper, Inc.	26,506,124	2,680,698	1,268,816	28,119,751	46,778,006	774,031	824,480
Olin Corp.	24,558,664	63,660,127	5,735,592	15,758,437	96,486,664	2,469,480	1,841,306
PetMed Express, Inc.	—	16,424,903	—	(92,872)	16,332,031	155,342	—
SandRidge Permian Trust†	—	23,510,327	—	(417,788)	23,092,539	2,133,133	—
Sanderson Farms, Inc.	—	50,452,109	—	25,445,733	75,897,842	312,337	—
Sturm Ruger & Co., Inc.	39,080,540	37,146,819	2,640,272	25,705,475	82,751,788	2,348,510	2,216,250
TAL International Group, Inc.	49,653,243	9,048,116	—	12,209,445	59,722,755	—	—
Titan International, Inc.†	48,781,292	—	44,835,541	—	—	11,434	(18,740,551)
Universal Corp.	76,396,710	7,644,498	—	20,905,475	81,049,005	2,747,611	—
Universal Insurance Holdings, Inc.	—	23,877,245	—	(1,348,316)	22,528,929	173,700	—
Westjet Airlines	—	51,412,538	—	7,015,070	58,427,608	732,861	—
j2 Global, Inc.	59,180,764	4,501,638	—	32,280,663	75,757,547	1,474,939	—
Totals	$1,459,537,173	$540,815,412	$515,615,241	$511,100,570	$1,827,812,440	$35,461,952	$156,585,787

AllianzGI Opportunity:
	Market Value 6/30/2013	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 6/30/2014	Dividend Income	Net Realized Gain(Loss)
Alliant Techsystems, Inc.†	$1,531,338	$269,984	$1,853,150	$349,069	$841,687	$17,954	$611,998
Andersons, Inc.	—	1,872,262	—	(330,536)	1,541,726	3,288	—
Brink’s Co.†	—	971,583	892,260	—	—	2,840	(79,323)
Bristow Group, Inc.†	1,966,132	—	2,160,272	—	—	13,625	227,504
Cal-Maine Foods, Inc.	—	1,837,983	—	129,267	1,967,250	—	—
Curtiss-Wright Corp.†	630,020	210,357	1,078,310	—	—	2,810	308,541
Home Loan Servicing Solutions Ltd.†	1,905,615	—	1,707,774	—	—	83,736	(134,461)
Mentor Graphics Corp.†,††	819,145	470,420	1,268,220	—	—	4,745	65,842
Totals	$6,852,250	$5,632,589	$8,959,986	$147,800	$4,350,663	$128,998	$1,000,101

Annual Report	| June 30, 2014	181

Notes to Financial Statements (cont’d)

June 30, 2014

AllianzGI Small Cap Blend:
	Market Value 7/1/2013*	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 6/30/2014	Dividend Income	Net Realized Gain(Loss)
Andersons, Inc.	$—	$56,374	$—	$(9,952)	$46,422	$99	$—
Brink’s Co.†	—	23,212	21,220	—	—	70	(1,992)
Bristow Group, Inc.†	—	46,389	48,793	—	—	350	2,404
Cal-Maine Foods, Inc.	—	75,032	21,481	5,516	62,800	200	3,733
Curtiss-Wright Corp.†	—	24,445	20,647	5,665	14,423	166	4,960
Home Loan Servicing Solutions Ltd.†	—	46,556	40,808	—	—	2,221	(5,748)
Mentor Graphics Corp.	—	48,911	34,094	1,276	14,819	256	(1,274)
Neenah Paper, Inc.	—	2,160	—	1,401	3,561	59	—
Sanderson Farms, Inc.	—	59,250	54,238	2,038	6,804	350	(246)
Totals	$—	$382,329	$241,281	$5,944	$148,829	$3,771	$1,837

AllianzGI Technology:
	Market Value 6/30/2013	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 6/30/2014	Dividend Income	Net Realized Gain(Loss)
Aixtron SE N.A.	$16,777	$—	$—	$(14,928)	$14,514	$—	$—
Yelp, Inc.†	7,993,449	40,447,180	48,451,034	5,216,839	9,307,418	—	5,317,726
Totals	$8,010,226	$40,447,180	$48,451,034	$5,201,911	$9,321,932	$—	$5,317,726

AllianzGI Wellness:
	Market Value 6/30/2013	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 6/30/2014	Dividend Income	Net Realized Gain(Loss)
Fresenius SE & Co. KGaA†	$1,363,118	$—	$1,357,997	$—	$—	$—	$196,945
Protalix BioTherapeutics, Inc.	1,483,728	21,567	662,108	(256,926)	502,532	—	(348,957)
Totals	$2,846,846	$21,567	$2,020,105	$(256,926)	$502,532	$—	$(152,012)

*	Commencement of operations, July 1, 2013.
†	Not affiliated at June 30, 2014.
††	Not affiliated at June 30, 2013.

Certain additional purchases of existing portfolio holdings that were not considered affiliated in prior years, resulted in the Funds and other advised accounts owning in excess of 5% of the outstanding shares of certain issues at June 30, 2014. The percentages and market value of the affiliated transactions represented below include both acquisitions of new investments and prior year holdings that became affiliated during the reporting period.

AllianzGI Emerging Markets Opportunities:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Infineon Technologies AG	6.30%	$1,214,972	0.95%

182	June 30, 2014 |	Annual Report

AllianzGI Global Small-Cap:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Aareal Bank AG	7.27%	$1,452,351	0.73%
AMS AG	4.99%	1,415,863	0.71%
Bechtle AG	7.36%	1,272,749	0.64%
CANCOM SE	16.13%	1,316,516	0.66%
GameLoft SE	6.38%	1,228,696	0.62%
Ju Teng International Holdings Ltd.	7.58%	727,835	0.36%
Mentor Graphics Corp.	5.09%	829,151	0.42%
Schoeller-Bleckmann Oilfield Equipment AG	5.76%	1,436,763	0.72%
SimCorp A/S	13.79%	1,426,023	0.72%
Vacon PLC	6.12%	1,493,746	0.75%
Totals		$12,599,693	6.33%

AllianzGI NFJ Small-Cap Value:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
AAR Corp.	6.54%	$59,242,976	0.75%
Altisource Residential Corp.	5.55%	71,650,152	0.90%
Andersons, Inc.	8.51%	78,763,949	0.99%
Arctic Cat, Inc.	8.92%	37,196,712	0.47%
Cal-Maine Foods, Inc.	6.31%	75,026,486	0.94%
Cash America International, Inc.	7.12%	77,303,357	0.97%
Commercial Metals Co.	5.04%	91,126,764	1.15%
Group 1 Automotive, Inc.	5.37%	82,244,489	1.04%
Home Loan Servicing Solutions Ltd.	6.85%	74,331,646	0.94%
Innophos Holdings, Inc.	6.31%	67,679,292	0.85%
j2 Global, Inc.	5.08%	75,757,547	0.95%
Mentor Graphics Corp.	5.09%	79,062,549	1.00%
Neenah Paper, Inc.	6.16%	46,778,006	0.59%
Olin Corp.	5.38%	96,486,664	1.21%
PetMed Express, Inc.	6.36%	16,332,031	0.21%
Sanderson Farms, Inc.	5.44%	75,897,842	0.96%
Sturm Ruger & Co., Inc.	8.31%	82,751,788	1.04%
TAL International Group, Inc.	6.01%	59,722,755	0.75%
Universal Corp.	7.58%	81,049,005	1.02%
Universal Insurance Holdings, Inc.	5.21%	22,528,929	0.28%
Westjet Airlines Ltd.	13.70%	58,427,608	0.73%
Totals		$1,409,360,547	17.74%

AllianzGI Opportunity:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Andersons, Inc.	8.51%	$1,541,726	1.45%
Cal-Maine Foods, Inc	6.31%	1,967,250	1.85%
Totals		$3,508,976	3.30%

Annual Report	| June 30, 2014	183

Notes to Financial Statements (cont’d)

June 30, 2014

AllianzGI Small Cap Blend:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Andersons, Inc.	8.51%	$46,422	0.72%
Cal-Maine Foods, Inc.	6.31%	62,800	0.97%
Mentor Graphics Corp.	5.09%	14,819	0.23%
Neenah Paper, Inc.	6.16%	6,804	0.10%
Sanderson Farms, Inc.	5.44%	3,561	0.06%
Totals		$134,406	2.08%

AllianzGI Technology:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Aixtron SE	9.30%	$14,514	0.00%

AllianzGI Wellness:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets

Protalix BioTherapeutics, Inc.	6.22%	$502,532	0.31%

11.	REDEMPTIONS IN-KIND

During the year ended June 30, 2014, AllianzGI NFJ International Value transferred securities and cash to its shareholders in connection with redemption in-kind transactions. These transactions were treated as a sale of securities for U.S. GAAP, and the resulting gains of $4,027,483 and losses of $1,540,069 were recognized based on the market value of the securities on the date of the transfer. For tax purposes, no gains or losses were recognized. The realized gains and losses from the redemption in-kind are netted and recorded as net realized gain on investments on the Statements of Operations.

AllianzGI NFJ International Value redeemed 866,708 shares of the Institutional Class with a redemption value of $20,107,629. The number of shares redeemed and redemption value are included in the cost of shares redeemed for the Institutional Class in Note 7.

12.	FUND EVENTS

(a) New Fund

On July 1, 2013, AllianzGI Small-Cap Blend commenced operations as a series of the Trust, offering Class A, C, D, P and Institutional Class shares.

(b) New Share Classes

On December 19, 2013, AllianzGI NFJ Dividend Value, AllianzGI NFJ International Value and AllianzGI NFJ Small-Cap Value began offering Class R6 shares.

(c) Fund Liquidation

On April 21, 2014, AllianzGI Money Market Fund liquidated as a series of the Trust.

(d) Class Terminations

Effective May 21, 2014, AllianzGI International Managed Volatility Fund, AllianzGI NFJ All-Cap Value Fund and AllianzGI U.S. Managed Volatility Fund terminated their Administrative Class shares.

(e) Reorganization

Prior to the opening of business on June 2, 2014, AllianzGI Focused Growth (the “Survivor Fund”) acquired all assets and liabilities of AllianzGI Large-Cap Growth (the “Target Fund”). The purpose of the transaction was to combine two funds managed by the Investment Adviser with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of shares of the Target Fund, valued at $65,997,541 in total, for shares of the Survivor Fund as follows:

	Shares of Target Fund	Shares of Survivor Fund
Class A	$3,509,497	$487,872
Class B	116,952	16,663
Class C	1,316,303	185,803
Class D	706,370	117,075
Class R	6,086	1,027
Class P	60,485	11,088
Institutional Class	5,438,539	879,508
Administrative Class	167,270	27,643

The investment portfolio of the Target Fund, with a fair value of $74,242,328 and identified cost of $59,730,189 at May 30, 2014, was the principal asset acquired by the Survivor Fund. For financial

184	June 30, 2014 |	Annual Report

reporting purposes, assets received and shares issued by the Survivor Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Survivor Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the acquisition, the Survivor Fund’s net assets were $576,490,869. The Target Fund’s unrealized appreciation at acquisition date was $14,512,139.

See Note 8 in the Notes to Financial Statements for the changes in shares outstanding for the Survivor Fund during the year ended June 30, 2014.

(f) Name Change

On June 2, 2014, AllianzGI Global Commodity Equity Fund changed its name to AllianzGI Global Natural Resources Fund and adopted new investment policies.

13.	PAYMENTS FROM AFFILIATES

During the year ended June 30, 2014, AllianzGI U.S. reimbursed AllianzGI Income & Growth $118,029 (less than $0.01 per share) for realized losses resulting from a trading error.

14.	SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On July 17, 2014, AllianzGI Income & Growth declared a short-term capital gain distribution of $0.08750 per share, payable July 17, 2014 to shareholders of record on July 16, 2014.

On July 25, 2014, AllianzGI NFJ Large Cap Value was issued security litigation checks in the amount of $918,520 (or approximately $0.03 per share) which were deposited into the Fund in early August.

There were no other subsequent events identified that require recognition or disclosure.

Annual Report	| June 30, 2014	185

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Allianz Funds:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AllianzGI Emerging Markets Opportunities Fund, AllianzGI Focused Growth Fund, AllianzGI Global Natural Resources Fund (formerly known as AllianzGI Global Commodity Equity Fund), AllianzGI Global Small-Cap Fund, AllianzGI Income & Growth Fund, AllianzGI International Managed Volatility Fund, AllianzGI Mid-Cap Fund, AllianzGI NFJ All-Cap Value Fund, AllianzGI NFJ Dividend Value Fund, AllianzGI NFJ International Value Fund, NFJ Large-Cap Value Fund, AllianzGI NFJ Mid-Cap Value Fund, AllianzGI NFJ Small-Cap Value Fund, AllianzGI Opportunity Fund, AllianzGI Small-Cap Blend Fund, AllianzGI Technology Fund, AllianzGI U.S. Managed Volatility Fund and AllianzGI Wellness Fund (the eighteen funds constituting Allianz Funds, hereinafter referred to as the “Funds”) at June 30, 2014, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 19, 2014

186	June 30, 2014 |	Annual Report

Federal Income Tax Information/Changes to Board of Trustees

Unaudited

As required by the Internal Revenue Code, shareholders must be notified regarding certain tax attributes of distributions made by each fund.

During the year ended June 30, 2014, the following Funds distributed long-term capital gains in the amounts indicated (or the maximum amount allowable):

15% Long-Term Capital Gain
AllianzGI Emerging Markets Opportunities	—
AllianzGI Focused Growth	$35,641,256
AllianzGI Global Natural Resources	—
AllianzGI Global Small-Cap	—
AllianzGI Income & Growth	—
AllianzGI International Managed Volatility	—
AllianzGI Mid-Cap	—
AllianzGI NFJ All-Cap Value	—
AllianzGI NFJ Dividend Value	—
AllianzGI NFJ International Value	—
AllianzGI NFJ Large-Cap Value	—
AllianzGI NFJ Mid-Cap Value	—
AllianzGI NFJ Small-Cap Value	781,874,850
AllianzGI Opportunity	—
AllianzGI Small-Cap Blend	—
AllianzGI Technology	82,839,296
AllianzGI U.S. Managed Volatility	912,119
AllianzGI Wellness	17,506,436

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2014, are designated as “qualified dividend income”:

AllianzGI Emerging Markets Opportunities	97%
AllianzGI Focused Growth	32%
AllianzGI Global Natural Resources	100%
AllianzGI Global Small-Cap	0%
AllianzGI Income & Growth	10%
AllianzGI International Managed Volatility	68%

AllianzGI Mid-Cap	0%
AllianzGI NFJ All-Cap Value	100%
AllianzGI NFJ Dividend Value	100%
AllianzGI NFJ International Value	100%
AllianzGI NFJ Large-Cap Value	100%
AllianzGI NFJ Mid-Cap Value	100%
AllianzGI NFJ Small-Cap Value	95%
AllianzGI Opportunity	8%
AllianzGI Small-Cap Blend	12%
AllianzGI Technology	100%
AllianzGI U.S. Managed Volatility	57%
AllianzGI Wellness	59%

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the Funds’ ordinary income dividends paid during the fiscal year ended June 30, 2014, that qualify for the corporate dividend received deduction is set forth below:

AllianzGI Emerging Markets Opportunities	0%
AllianzGI Focused Growth	30%
AllianzGI Global Natural Resources	100%
AllianzGI Global Small-Cap	0%
AllianzGI Income & Growth	10%
AllianzGI International Managed Volatility	0%
AllianzGI Mid-Cap	0%
AllianzGI NFJ All-Cap Value	100%
AllianzGI NFJ Dividend Value	100%
AllianzGI NFJ International Value	0%
AllianzGI NFJ Large-Cap Value	100%
AllianzGI NFJ Mid-Cap Value	100%
AllianzGI NFJ Small-Cap Value	95%
AllianzGI Opportunity	8%
AllianzGI Small-Cap Blend	12%
AllianzGI Technology	100%
AllianzGI U.S. Managed Volatility	58%
AllianzGI Wellness	57%

Foreign Tax Credit:  The following Funds had elected to pass through the credit for tax paid in foreign countries. The foreign income and foreign tax per share outstanding on June 30, 2014 are as follows:

	Gross Foreign Dividends	Gross Foreign Dividends Per Share	Foreign Tax	Foreign Tax Per Share
AllianzGI Emerging Markets Opportunities	$4,003,371	$0.814395	$481,100	$0.097869
AllianzGI International Managed Volatility	3,365,373	0.563387	180,628	0.030238
AllianzGI NFJ International Value	111,520,638	0.796291	8,605,220	0.061444

Annual Report	| June 30, 2014	187

Federal Income Tax Information/Changes to Board of Trustees (cont’d)

Unaudited

The following Funds had elected to pass through the credit for tax paid in foreign countries. The foreign income and foreign tax per share outstanding on June 30, 2013 are as follows:

	Gross Foreign Dividends	Gross Foreign Dividends Per Share	Foreign Tax	Foreign Tax Per Share
AllianzGI Emerging Markets Opportunities	$4,944,916	$0.797947	$531,011	$0.085688
AllianzGI International Managed Volatility	2,633,364	0.502565	152,259	0.029058
AllianzGI NFJ International Value	102,477,063	0.771746	9,320,720	0.070194

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2014. In January 2015, shareholders will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received during calendar year 2014. The amount that will be reported will be the amount to use on the shareholder’s 2014 federal income tax return and may differ from the amount which must be reported in connection with the Funds’ tax year ended June 30, 2014. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds. In January 2014, an allocation of interest income by state will be provided which may be of value in reducing a shareholder’s state and local tax liability, if any.

Changes to Board of Trustees

Effective December 31, 2013, Gerald M. Thorne retired as a Trustee of the Trust.

Effective February 28, 2014, Udo Frank retired as a Trustee of the Trust.

Effective March 14, 2014, Julian Sluyters was appointed as a Trustee, President and Chief Executive Officer of the Trust.

Effective March 31, 2014, Maryann Bruce resigned as a Trustee of the Trust.

Effective June 5, 2014, Deborah A. DeCotis was appointed as a Trustee of the Trust.

188	June 30, 2014 |	Annual Report

Privacy Policy

Unaudited

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with shareholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former shareholders’ personal information. To ensure our shareholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a shareholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. We may also retain non-affiliated financial services providers, such as broker-dealers, to market our shares or products and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties

We reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, we may disclose information about a shareholder or shareholder’s accounts to a non-affiliated third party only if we receive a shareholder’s written request or consent.

Sharing Information with Affiliates

We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, a shareholder’s participation in one of the Funds or in other investment programs, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records

We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

Annual Report	| June 30, 2014	189

Allianz Funds—Board of Trustees

Unaudited

The chart below identifies the Trustees and Officers of the Trust. The “interested” Trustees defined by the 1940 Act, are indicated below. Unless otherwise indicated, the correspondence address of all persons below is: 1633 Broadway, New York, New York 10019. The Funds’ Statement of Additional Information contains additional information about the Trustees. The Statement of Additional Information is available without charge, upon request, by calling 1-800-988-8380 (retail classes: A, B, C and R) or 1-800-498-5413 (Class D, Class P, Class R6, Institutional and Administrative classes).

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

John C. Maney† 1959	12/2006 to present	Member of the Management Board and a Managing Director of Allianz Global Investors Fund Management LLC; Managing Director of Allianz Asset Management of America L.P. since January 2005 and a member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P. since November 2006.	82	See below.†

Julian Sluyters†† 1960	3/2014 to present	Chairman of the Management Board of Allianz Global Investors Fund Management LLC (since 2013); Chief Operating Officer, Managing Director and member of the Executive Committee of Allianz Global Investors U.S. Holdings LLC (since 2012). President and Chief Executive Officer of 82 funds in the Fund Complex. Formerly, President and Chief Executive Officer, Old Mutual Capital Inc. (2008-2012).	18	None.

Independent Trustees

Davey S. Scoon 1946 Chairman of the Board of Trustees	1/2006 to present	Adjunct Assistant Professor, Tufts University School of Medicine and Adjunct Professor, University of Wisconsin-Madison. Formerly, Chief Administrative and Financial Officer, Tom’s of Maine (personal care products manufacturing); and Chief Administrative and Financial Officer, SunLife Financial—U.S. (financial services)	18	Chairman, Tufts Health Plan; Director, AMAG Pharmaceuticals, Inc.; Director, Orthofix International N.V. and Director, Biodel, Inc. Formerly, Director, CardioKine, Inc. and Director, NitroMed, Inc.

Deborah A. DeCotis 1952	6/2014 to present	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Member, Circle Financial Group (since 2010); Trustee, Stanford University (since 2010); and Member, Council on Foreign Relations (since 2013). Formerly, Director, Helena Rubenstein Foundation (1997-2012).	82	None.

F. Ford Drummond 1962	1/2006 to present	Owner/Operator, Drummond Ranch. Formerly, Director, The Cleveland Bank; and General Counsel, BMI-Health Plans (benefits administration).	18	Director, Bancfirst Corporation

C. Kim Goodwin 1959	6/2010 to present	Board Director, Advisor and Private Investor. Formerly, Director, Akamai Technologies, Inc., Head of Equities (Global), Credit Suisse; and Chief Investment Officer-Equities, State Street Research & Management Company (investment management).	18	Director, Popular, Inc.

James S. MacLeod 1947	1/2006 to present	Director, Chairman and Chief Executive Officer, CoastalSouth Bancshares, Inc.; Director and President, CoastalStates Bank; Director, Homeowners Mortgage; and Director, Sykes Enterprises, Inc. Formerly, Executive Vice President, Mortgage Guaranty Insurance Corporation. Formerly, Chief Executive Officer of Homeowners Mortgage.	18	Director, Sykes Enterprises, Inc.

Edward E. Sheridan 1954	1/2006 to present	Retired. Formerly, Managing Director, Head of Global Institutional Sales—Debt and Equity, Merrill Lynch & Co. Inc. (financial services).	18	None.

190	June 30, 2014 |	Annual Report

Allianz Funds—Board of Trustees (cont’d)

Unaudited

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

W. Bryant Stooks 1940	1/1997 to present	President, Bryant Investments, Ltd. (financial services). Formerly, President, Ocotillo at Price LLC (real estate investments); President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc. (international construction firm); and Partner, Arthur Andersen & Co. (auditing).	18	None.

James W. Zug 1940	1/2006 to present	Retired. Formerly, Partner, PricewaterhouseCoopers LLP (auditing). Formerly, Director, Brandywine Funds (3 portfolios). Formerly, Director, Teleflex Incorporated.	18	Director, Amkor Technology, Inc.

†	Mr. Maney is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his positions set forth in the table above among others with the Trust’s Investment Adviser and various affiliated entities. Mr. Maney’s address is 680 Newport Center Drive, Suite 250, Newport Beach, California 92660.
††	Mr. Sluyters is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as a result of his positions set forth in the table above.

Annual Report	| June 30, 2014	191

Allianz Funds—Officers

Unaudited

Name, Year of Birth, Position(s) Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years

Julian Sluyters 1960 President and Chief Executive Officer	3/2014 to present	Chairman of the Management Board of Allianz Global Investors Fund Management LLC (since 2013); Chief Operating Officer, Managing Director and member of the Executive Committee of Allianz Global Investors U.S. Holdings LLC (since 2012). President and Chief Executive Officer of 82 funds in the Fund Complex. Formerly, President and Chief Executive Officer, Old Mutual Capital Inc. (2008-2012).

Lawrence G. Altadonna 1966 Treasurer, Principal Financial and Accounting Officer	1/2011 to present	Director, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 82 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Assistant Treasurer of numerous funds in the Fund Complex (2005-2010).

Thomas J. Fuccillo 1968 Vice President, Secretary and Chief Legal Officer	12/2006 to present	Managing Director, Chief Legal Officer and Secretary, Allianz Global Investors Fund Management LLC and Allianz Global Investorss Distributors LLC; Managing Director and Chief Regulatory Counsel of Allianz Global Investors of U.S. Holdings LLC; Vice President, Secretary and Chief Legal Officer of 82 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.

Thomas L. Harter, CFA 1975 Chief Compliance Officer	3/2013 to present	Director, Allianz Global Investors U.S. Holdings LLC; Chief Compliance Officer of 80 funds in the Fund Complex; and of The Korea Fund, Inc. Formerly, Vice President and Compliance Manager (2005-2012).

Scott Whisten 1971 Assistant Treasurer	3/2007 to present	Director, Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 82 funds in the Fund Complex.

Richard J. Cochran 1961 Assistant Treasurer	5/2008 to present	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 82 funds in the Fund Complex; and of The Korea Fund, Inc.

Orhan Dzemaili 1974 Assistant Treasurer	1/2011 to present	Director, Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 82 funds in the Fund Complex.

Richard H. Kirk 1961 Assistant Secretary	12/2004 to present	Director and Senior Counsel, Allianz Global Investors U.S. Holdings LLC; Director and Associate General Counsel, Allianz Global Investors Distributors LLC. Assistant Secretary of 52 funds in the Fund Complex.

Paul Koo 1964 Assistant Secretary	3/2013 to present	Director and Chief Compliance Officer, Allianz Global Investors U.S. LLC; and Assistant Secretary of 52 funds in the Fund Complex. Formerly, Associate Chief Compliance Officer, Dodge & Cox (2010-2011).

Lagan Srivastava 1977 Assistant Secretary	12/2006 to present	Vice President, Allianz Global Investors U.S. Holdings LLC.; Assistant Secretary of 82 funds in the Fund Complex; and of The Korea Fund, Inc.

*	The officers of the Trust are elected annually by the Board of Trustees.

192	June 30, 2014 |	Annual Report

Allianz Funds

Trustees

Davey S. Scoon

Chairman of the Board of Trustees

Deborah A. DeCotis

F. Ford Drummond

C. Kim Goodwin

James S. MacLeod

John C. Maney

Edward E. Sheridan

Julian Sluyters

W. Bryant Stooks

James W. Zug

Officers

Julian Sluyters

President and Chief Executive Officer

Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo

Vice President, Secretary & Chief Legal Officer

Thomas L. Harter

Chief Compliance Officer

Scott Whisten

Assistant Treasurer

Richard J. Cochran

Assistant Treasurer

Orhan Dzemaili

Assistant Treasurer

Richard H. Kirk

Assistant Secretary

Paul Koo

Assistant Secretary

Lagan Srivastava

Assistant Secretary

Investment Adviser

Allianz Global Investors Fund Management LLC

1633 Broadway

New York, NY 10019

Sub-Advisers

Allianz Global Investors U.S. LLC

1633 Broadway

New York, NY 10019

NFJ Investment Group LLC

2100 Ross Avenue, Suite 700

Dallas, TX 75201

Distributor

Allianz Global Investors Distributors LLC

1633 Broadway

New York, NY 10019

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105

Shareholder Servicing and Transfer Agent

Boston Financial Data Services, Inc.

(Class A, Class B, Class C, and Class R shares)

P.O. Box 8050

Boston, MA 02266-8050

(Class D, Class P, Institutional Class, Administrative Class and Class R6 shares)

330 West 9th Street, 5th Floor

Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut, Suite 1300

Kansas City, MO 64106

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of the Trust for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of each Fund or any securities mentioned in this report.

For Account Information

Contact your financial adviser, or if you receive account statements directly from Allianz Global Investors, you can also call (800) 988-8380 for Class A, B, C and R shares or (800) 498-5413 for Class D, Class P, Class R6, Institutional Class and Administrative Class shares. Telephone representatives are available Monday-Friday 8:30 am to 6:00 pm Eastern Time. Or visit our website, us.allianzgi.com.

About Allianz Global Investors

Understand. Act. This two-word philosophy is at the core of what we do. To stand out as the investment partner our clients trust, we listen closely to understand their needs, then act decisively to deliver solutions. We are a diversified active investment manager with a strong parent company, a culture of risk management and $511 billion in assets under management.* With 23 offices in 17 countries and over 500 investment professionals, we provide global investment and research capabilities with consultative local delivery.

For more information about any of our investment solutions or client services, call your financial advisor or visit us.allianzgi.com.

* As of 6/30/14

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in the Funds’ prospectus, which may be obtained by contacting your financial advisor, by visiting us.allianzgi.com or by calling 1-800-988-8380 (retail classes: A, B, C & R) or 1-800-498-5413 (Class D, Class P, Class R6, Institutional and Administrative classes). Please read the prospectus carefully before you invest or send money.

Allianz Global Investors Fund Management LLC serves as the investment manager for the Allianz Funds and the Allianz Multi-Strategy Funds. Allianz Funds and the Allianz Multi-Strategy Funds are distributed by Allianz Global Investors Distributors LLC. © 2014. For information about any product, contact your financial advisor.

us.allianzgi.com

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

AZ1005AR_063014

AGI-2014-07-07-9988

ITEM 2.	CODE OF ETHICS

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s President and Chief Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-926-4456. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees has determined that Davey S. Scoon, W. Bryant Stooks and James W. Zug who serve on the Board’s Audit Oversight Committee, qualify as “audit committee financial experts” and are “independent” for purposes of this Item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $642,000 in 2013 and $657,800 in 2014.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountants that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $0 in 2013 and $13,000 in 2014.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $251,372 in 2013 and $238,500 in 2014. These services include review or preparation of U.S. federal, state, local, certain foreign tax returns, excise tax returns and the calculation of excise tax distributions.

d)	All Other Fees. The aggregate fees billed in the Reporting Periods for professional services, if any, billed for other products and services rendered by the principal account to the Trust were $0 in 2013 and $0 in 2014.

e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

ALLIANZ FUNDS (The “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY

FOR

PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to be provided,

the fees to be charged in connection with the services expected to be provided a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Committee of the Fund will review and pre-approve the scope of the audits of the Fund and proposed audit fees, and permitted non-audit (including audit under related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy.

In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the fund with also require the separate written pre-approval of the President of the fund, who will confirm, independently that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services

Agreed upon procedure reports

Other Attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $500,000 any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, Sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Fund merger support services

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $500,000 any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Funds (including affiliated sub-advisers to the Funds), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Funds (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $500,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Funds’ independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)	The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable.

g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2013 Reporting Period was $5,022,569 and the 2014 Reporting Period was $4,916,694.

h)	Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

Disclosure not required for open-end management investment companies.

ITEM 6.	INVESTMENTS

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES.

Disclosure not required for open-end management investment companies.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a)	The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There were no significant changes in internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1)	Exhibit 99.CODE ETH – Code of Ethics

(a)(2)	Exhibit 99.302CERT – Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a)(3)	Not applicable

(b)	Exhibit 99.906CERT – Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allianz Funds

By:	/s/ Julian Sluyters
Julian Sluyters, President & Chief Executive Officer

Date: August 27, 2014

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: August 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Julian Sluyters
Julian Sluyters, President & Chief Executive Officer

Date: August 27, 2014

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: August 27, 2014